REGISTRATION STATEMENT NO. 333-109612
                                                                       811-21220

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 1

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 9

                                 --------------

                   TIC VARIABLE ANNUITY SEPARATE ACCOUNT 2002
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

                                 --------------

                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 308-1000

                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

                                 --------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]    immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]    on May 3, 2004 pursuant to paragraph (b) of Rule 485.

[ ]    ___ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]    on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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


                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

             TRAVELERS LIFE & ANNUITY SCUDDER ADVOCATE TL4 VARIABLE
                               ANNUITY PROSPECTUS:
                   TIC VARIABLE ANNUITY SEPARATE ACCOUNT 2002
                   TLAC VARIABLE ANNUITY SEPARATE ACCOUNT 2002

This prospectus describes TRAVELERS LIFE & ANNUITY SCUDDER ADVOCATE TL4 VARIABLE ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") accumulate on a variable and, subject to availability, fixed basis in one or more of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

CREDIT SUISSE TRUST                                                   SCUDDER VARIABLE SERIES II (CONTINUED)
   Credit Suisse Trust Emerging Market Portfolio                         Scudder Income & Growth Strategy Portfolio - Class B
   Credit Suisse Trust Global Post-Venture Capital Portfolio             Scudder International Select Equity Portfolio - Class B
DREYFUS INVESTMENT PORTFOLIO                                             Scudder Large Cap Value Portfolio - Class B(2)
   Dreyfus MidCap Stock Portfolio - Service Shares                       Scudder Money Market Portfolio - Class B
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.                           Scudder Small Cap Growth Portfolio - Class B
   Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares       Scudder Strategic Income Portfolio - Class B
INVESCO VARIABLE INVESTMENT FUNDS, INC.                                  Scudder Technology Growth Portfolio - Class B
   INVESCO VIF - Utilities Fund                                          Scudder Total Return Portfolio - Class B
SCUDDER VARIABLE SERIES I                                                SVS Davis Venture Value Portfolio - Class B
   21st Century Growth Portfolio - Class B                               SVS Dreman Financial Services Portfolio - Class B
   Capital Growth Portfolio - Class B                                    SVS Dreman High Return Equity Portfolio - Class B
   Global Discovery Portfolio - Class B                                  SVS Dreman Small Cap Value Portfolio - Class B
   Growth and Income Portfolio - Class B                                 SVS Eagle Focused Large Cap Growth Portfolio - Class B
   Health Sciences Portfolio - Class B                                   SVS Focus Value & Growth Portfolio - Class B
   International Portfolio - Class B                                     SVS Index 500 Portfolio - Class B
SCUDDER VARIABLE SERIES II                                               SVS INVESCO Dynamic Growth Portfolio - Class B
   Scudder Aggressive Growth Portfolio - Class B                         SVS Janus Growth And Income Portfolio - Class B
   Scudder Blue Chip Portfolio - Class B                                 SVS Janus Growth Opportunites Portfolio - Class B
   Scudder Conservative Income Strategy Portfolio - Class B              SVS MFS Strategic Value Portfolio - Class B
   Scudder Fixed Income Portfolio - Class B                              SVS Oak Strategic Equity Portfolio - Class B
   Scudder Global Blue Chip Portfolio - Class B                          SVS Turner Mid Cap Growth Portfolio - Class B
   Scudder Government & Agency Securities Portfolio - Class B(1)      SCUDDER VIT FUNDS
   Scudder Growth & Income Strategy Portfolio - Class B                  Scudder Real Estate Securities Portfolio - Class B
   Scudder Growth Portfolio - Class B                                 THE ALGER AMERICAN FUND
   Scudder Growth Strategy Portfolio - Class B                           Alger American Balanced Portfolio - Class S Shares
   Scudder High Income Portfolio - Class B                               Alger American Leveraged AllCap Portfolio - Class S Shares

--------------
(1)  Formerly Scudder Government Securities Portfolio - Class B       (2)  Formerly Scudder Contrarian Value Portfolio - Class B

The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 3, 2004. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC's website (http://www.sec.gov). See Appendix B for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 3, 2004

                                                     TABLE OF CONTENTS

Glossary.............................................      3     The Annuity Period...................................    34
Summary..............................................      5        Maturity Date.....................................    34
Fee Table............................................      8        Allocation of Annuity.............................    35
Condensed Financial Information......................     15        Variable Annuity..................................    35
The Annuity Contract.................................     15        Fixed Annuity.....................................    35
   Contract Owner Inquiries..........................     15     Payment Options......................................    35
   Purchase Payments.................................     15        Election of Options...............................    35
   Accumulation Units................................     16        Annuity Options...................................    36
   The Variable Funding Options......................     16        Variable Liquidity Benefit........................    36
The Fixed Account....................................     20     Miscellaneous Contract Provisions....................    37
Charges and Deductions...............................     20        Right to Return...................................    37
   General...........................................     20        Termination.......................................    37
   Withdrawal Charge.................................     21        Required Reports..................................    37
   Free Withdrawal Allowance.........................     22        Suspension of Payments............................    37
   Transfer Charge...................................     22     The Separate Accounts................................    37
   Administrative Charges............................     22        Performance Information...........................    38
   Mortality and Expense Risk Charge.................     23     Federal Tax Considerations...........................
   Enhanced Stepped-Up Provision Charge..............     23        General Taxation of Annuities.....................
   Guaranteed Minimum Withdrawal                                    Types of Contracts: Qualified and
     Benefit Charge..................................     23          Non-qualified...................................
   Guaranteed Minimum Accumulation                                  Qualified Annuity Contracts.......................
    Benefit Charge...................................                 Taxation of Qualified Annuity Contracts.........
   Variable Liquidity Benefit Charges................     23          Mandatory Distributions for
   Variable Funding Option Expenses..................     23            Qualified Plans...............................
   Premium Tax.......................................     23        Non-qualified Annuity Contracts...................
   Changes in Taxes Based upon Premium                                Diversification Requirements for
     or Value........................................     23            Variable Annuities............................
Transfers............................................     24          Ownership of the Investments....................
   Dollar Cost Averaging.............................     24          Taxation of Death Benefit Proceeds..............
Access to Your Money.................................     25        Other Tax Considerations..........................
   Systematic Withdrawals............................     27          Treatment of Charges for Optional
Ownership Provisions.................................     28            Benefits......................................
   Types of Ownership................................     28          Penalty Tax for Premature Distribution..........
     Contract Owner..................................     28          Puerto Rico Tax Considerations..................
     Beneficiary.....................................     28          Non-Resident Aliens.............................
     Annuitant.......................................     28     Other Information....................................    41
Death Benefit........................................     29        The Insurance Companies...........................    41
   Death Proceeds before the Maturity Date...........     29        Financial Statements..............................    42
   Enhanced Stepped-Up Provision.....................     31        Distribution of Variable Annuity Contracts........    42
   Payment of Proceeds...............................     32        Conformity with State and Federal Laws............    42
   Spousal Contract Continuance......................     33        Voting Rights.....................................    43
   Beneficiary Contract Continuance..................     33        Restrictions on Financial Transactions............    43
   Planned Death Benefit.............................     34        Legal Proceedings and Opinions....................    43
   Death Proceeds after Maturity Date................     34     Appendix A: The Fixed Account .......................   A-1
 Living Benefits.....................................            Appendix B: Contents of the Statement of
   Guaranteed Minimum Withdrawal Benefit.............               Additional Information............................   B-1
   Guaranteed Minimum Accumulation Benefit...........

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401(a), 403(b), 408(b), or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.


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

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
         TRAVELERS LIFE & ANNUITY SCUDDER ADVOCATE TL4 VARIABLE ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account ("Separate Account"). The Travelers Insurance Company sponsors TIC Variable Annuity Separate Account 2002. The Travelers Life and Annuity Company sponsors TLAC Variable Annuity Separate Account 2002. When we refer to the Separate Account, we are referring to either TIC Variable Annuity Separate Account 2002 or TLAC Variable Annuity Separate Account 2002, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under Qualified Contracts, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under Non-qualified Contracts, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans; and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b), 408(b), or 414(d) of the Code. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding OptionS twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. However, this restriction does not apply to transfers that are a part of the dollar cost averaging program.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.60% for the Deferred Annual Step-Up, 1.70% for the Annual Step-Up and 1.90% for the Roll-Up Death Benefit. For Contracts with a value of less than $40,000, we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in Contract Years five and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

If the Variable Liquidity Benefit is selected, there is a maximum charge of 6% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you select the Guaranteed Minimum Withdrawal Benefit ("GMWB") ("Guaranteed Income Solution"), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.40% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments.

Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? Because the contracts described in this prospectus are newly registered, there is no Accumulation Unit value information available as of the date of this prospectus.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

       o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

       o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

       o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

       o MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

       O SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

       o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

       o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.

       o GUARANTEED MINIMUM WITHDRAWAL BENEFIT. ("GMWB")("GUARANTEED INCOME SOLUTION") For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full. We reserve the right not to include additional Purchase Payments in the calculation of the amount that we guarantee to return.

o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments made within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, taking withdrawals from, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, take withdrawals from the Contract, surrender the Contract, or transfer Contract Value between Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE..................................  6%(1)
      (as a percentage of the Purchase Payments withdrawn)

      TRANSFER CHARGE...................................   $10(2
      (assessed on transfers that exceed 12 per year)

      VARIABLE LIQUIDITY BENEFIT CHARGE..................  6%(3)
      (As a percentage of the present value of the remaining Annuity Payments that are surrendered. The interest rate used to calculate this present value is 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE..............  $30(4)

--------------

(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for four years. The charge is as follows:

               YEARS SINCE PURCHASE PAYMENT MADE          WITHDRAWAL CHARGE
         -----------------------------------------------------------------------
          GREATER THAN OR EQUAL TO     BUT LESS THAN
                  0 years                  1 year                6%
                   1 year                 2 years                5%
                  2 years                 3 years                4%
                  3 years                 4 years                3%
                  4+ years                                       0%

(2)  We currently do not assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after four years. The charge is as follows:

           YEARS SINCE INITIAL PURCHASE PAYMENT MADE      WITHDRAWAL CHARGE
         ---------------------------------------------------------------------
          GREATER THAN OR EQUAL TO     BUT LESS THAN
                   0 years                1 year                 6%
                   1 year                 2 years                5%
                   2 years                3 years                4%
                   3 years                4 years                3%
                  4+ years                                       0%

(4) We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(as a percentage of the average daily net assets of the Separate Account)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.60% and a maximum administrative expense charge of 0.15% on all contracts. In addition, there is a 0.15% charge for E.S.P., a 0.50% charge for GMAB, a maximum charge of 1.00% for GMWB, each optional features. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                                            DEFERRED ANNUAL
                                                             STEP-UP DEATH         ANNUAL STEP-UP
                                                          BENEFIT ("STANDARD")      DEATH BENEFIT      ROLL-UP DEATH BENEFIT
                                                         ----------------------   ----------------    -----------------------
Mortality and Expense Risk Charge.....................           1.60%                   1.70%                  1.90%

Administrative Expense Charge.........................           0.15%                   0.15%                  0.15%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO
OPTIONAL FEATURES SELECTED............................           1.75%                   1.85%                  2.05%

Optional E.S.P. Charge................................           0.20%                   0.20%                  0.20%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P.
ONLY SELECTED.........................................           1.95%                   2.05%                  2.25%

Optional GMAB Charge..................................           0.40%                   0.40%                  0.40%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
SELECTED..............................................           2.15%                   2.25%                  2.45%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
GMAB SELECTED(5) .....................................           2.35%                   2.45%                  2.65%

Maximum Optional GMWB Charge..........................         1.00%(6)                1.00%(6)               1.00%(6)

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB ONLY
SELECTED..............................................           2.75%                   2.85%                  3.05%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND
GMWB SELECTED.........................................           2.95%                   3.05%                  3.25%

--------------
(5) GMAB and GMWB cannot both be elected.
(6) The current charge for GMWB is 0.40%.

VARIABLE FUNDING OPTION EXPENSES:

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-866-376-0389.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.88%                          2.51%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.

UNDERLYING FUND FEES AND EXPENSES AS OF DECEMBER 31, 2003
(as a percentage of average daily net assets)

                                               DISTRIBUTION                   TOTAL        CONTRACTUAL        NET TOTAL
                                                  AND/OR                     ANNUAL        FEE WAIVER          ANNUAL
                                 MANAGEMENT    SERVICE(12B-1)    OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                    FEE            FEES        EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
-----------------------------   -------------  --------------  ----------  ------------  ----------------  ----------------
CREDIT SUISSE TRUST

   Credit Suisse Trust
     Emerging Market
     Portfolio                     1.25%            --           0.56%        1.81%            --                 --(12)

   Credit Suisse Trust
     Global Post-Venture
     Capital Portfolio             1.25%            --           0.38%        1.63%            --                 --(12)

DREYFUS INVESTMENT PORTFOLIO

   Dreyfus MidCap Stock
     Portfolio - Service
     Shares*                       0.75%           0.25%         0.06%        1.06%           0.06%                1.00%(1)

DREYFUS SOCIALLY
   RESPONSIBLE GROWTH FUND,
   INC.

   Dreyfus Socially
     Responsible Growth
     Fund, Inc. - Service
     Shares*                       0.75%           0.25%         0.09%        1.09%            --                  1.09%

INVESCO VARIABLE INVESTMENT
   FUNDS, INC.

   INVESCO VIF - Utilities
     Fund                          0.60%            --           0.55%        1.15%            --                  1.15%(2)

SCUDDER VARIABLE SERIES I

   21st Century Growth
     Portfolio - Class B*          0.88%           0.25%         0.46%        1.59%            --                  1.59%(3)

   Capital Growth Portfolio
     - Class B*                    0.47%           0.25%         0.17%        0.89%           0.25%                0.64%(5)

   Global Discovery
     Portfolio - Class B*          0.98%           0.25%         0.26%        1.49%           0.25%                1.24%(4)

   Growth and Income
     Portfolio - Class B*          0.48%           0.25%         0.18%        0.91%           0.25%                0.66%(5)

   Health Sciences
     Portfolio - Class B*          0.75%           0.25%         0.26%        1.26%           0.25%                1.01%(4)

   International Portfolio
     - Class B*                    0.88%           0.25%         0.23%        1.36%           0.25%                1.11%(5)

SCUDDER VARIABLE SERIES II

   Scudder Aggressive
     Growth Portfolio -
     Class B*                      0.75%           0.25%         0.37%        1.37%           0.03%                1.34%(10)

   Scudder Blue Chip
     Portfolio - Class B*          0.65%           0.25%         0.20%        1.10%            --                  1.10%(6)

   Scudder Conservative
     Income Strategy
     Portfolio - Class B*          0.15%           0.25%         1.02%        1.42%           0.67%                0.75%(7)

   Scudder Fixed Income
     Portfolio - Class B*          0.60%           0.25%         0.20%        1.05%            --                  1.05%(10)

   Scudder Global Blue Chip
     Portfolio - Class B*          1.00%           0.25%         0.62%        1.87%            --                  1.87%(6)

   Scudder Government &
     Agency Securities
     Portfolio - Class B*          0.55%           0.25%         0.20%        1.00%            --                  1.00%(5)

   Scudder Growth & Income
     Strategy Portfolio -
     Class B*                      0.15%           0.25%         1.07%        1.47%           0.72%                0.75%(7)

   Scudder Growth Portfolio
     - Class B*                    0.60%           0.25%         0.18%        1.03%            --                  1.03%(5)

   Scudder Growth Strategy
     Portfolio - Class B*          0.15%           0.25%         1.10%        1.50%           0.75%                0.75%(7)

   Scudder High Income
     Portfolio - Class B*          0.60%           0.25%         0.21%        1.06%            --                  1.06%(5)

   Scudder Income & Growth
     Strategy Portfolio -
     Class B*                      0.15%           0.25%         1.04%        1.44%           0.69%                0.75%(7)

                                               DISTRIBUTION                   TOTAL        CONTRACTUAL        NET TOTAL
                                                  AND/OR                     ANNUAL        FEE WAIVER          ANNUAL
                                 MANAGEMENT    SERVICE(12B-1)    OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                    FEE            FEES        EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
-----------------------------   -------------  --------------  ----------  ------------  ----------------  ----------------
   Scudder International
     Select Equity
     Portfolio - Class B*          0.75%           0.25%         0.33%        1.33%            --                  1.33%(5)

   Scudder Large Cap Value
     Portfolio - Class B*          0.75%           0.25%         0.19%        1.19%            --                  1.19%(10)

   Scudder Money Market
     Portfolio - Class B*          0.50%           0.25%         0.18%        0.93%            --                  0.93%(8)

   Scudder Small Cap Growth
     Portfolio - Class B*          0.65%           0.25%         0.18%        1.08%            --                  1.08%(5)

   Scudder Strategic Income
     Portfolio - Class B*          0.65%           0.25%         0.31%        1.21%            --                  1.21%(9)

   Scudder Technology
     Growth Portfolio -
     Class B*                      0.75%           0.25%         0.25%        1.25%            --                  1.25%(10)

   Scudder Total Return
     Portfolio - Class B*          0.55%           0.25%         0.19%        0.99%            --                  0.99%(5)

   SVS Davis Venture Value
     Portfolio - Class B*          0.95%           0.25%         0.20%        1.40%            --                  1.40%(10)

   SVS Dreman Financial
     Services Portfolio -
     Class B*                      0.75%           0.25%         0.25%        1.25%            --                  1.25%(10)

   SVS Dreman High Return
     Equity Portfolio -
     Class B*                      0.73%           0.25%         0.20%        1.18%            --                  1.18%(10)

   SVS Dreman Small Cap
     Value Portfolio -
     Class B*                      0.75%           0.25%         0.19%        1.19%            --                  1.19%(10)

   SVS Eagle Focused Large
     Cap Growth Portfolio -
     Class B*                      0.95%           0.25%         0.29%        1.49%            --                  1.49%(10)

   SVS Focus Value & Growth
     Portfolio - Class B*          0.75%           0.25%         0.25%        1.25%           0.01%                1.24%(10)

   SVS Index 500 Portfolio
     - Class B*                    0.37%           0.25%         0.26%        0.88%            --                  0.88%(10)

   SVS INVESCO Dynamic
     Growth Portfolio -
     Class B*                      1.00%           0.25%         0.60%        1.85%           0.16%                1.69%(10)

   SVS Janus Growth And
     Income Portfolio -
     Class B*                      0.95%           0.25%         0.27%        1.47%            --                  1.47%(10)

   SVS Janus Growth
     Opportunites Portfolio
     - Class B*                    0.95%           0.25%         0.27%        1.47%            --                  1.47%(10)

   SVS MFS Strategic Value
     Portfolio - Class B*          0.95%           0.25%         1.12%        2.32%           0.78%                1.54%(10)

   SVS Oak Strategic Equity
     Portfolio - Class B*          0.95%           0.25%         0.32%        1.52%            --                  1.52%(10)

   SVS Turner Mid Cap
     Growth Portfolio -
     Class B*                      1.00%           0.25%         0.32%        1.57%            --                  1.57%(10)

SCUDDER VIT FUNDS

   Scudder Real Estate
     Securities Portfolio -
     Class B*                      0.90%           0.25%         1.36%        2.51%           0.76%                1.75%(11)

THE ALGER AMERICAN FUND

   Alger American Balanced
     Portfolio - Class S
     Shares*                       0.75%           0.25%         0.12%        1.12%            --                  1.12%

   Alger American Leveraged
     AllCap Portfolio -
     Class S Shares*               0.85%           0.25%         0.12%        1.22%            --                  1.22%

--------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

 (1) The expenses shown above reflect the portfolio adviser's waiver of fees or reimbursement of expenses for the fiscal year ended December 31, 2003. The adviser has agreed to continue the expense reimbursement until December 31, 2004.

 (2) The Fund's actual Other Expenses and Total Annual Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement. Certain expenses of the Fund were absorbed voluntarily by INVESCO pursuant to a commitment between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2002 were 0.55% and 1.15%, respectively, of the

       Fund's average net assets. Effective June 1, 2002 INVESCO is entitled to reimbursement from the Fund for fees and expenses absorbed pursuant to a voluntary expense limitation commitment between INVESCO and the Fund if such reimbursement does not cause the Fund to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. The voluntary expense limitation may be changed at any time following consultation with the board of directors.

 (3) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names, B share classes:
       Scudder Global Discovery (1.65%), Scudder 21st Century Growth (1.75%) and Scudder Health Sciences (1.35%). The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B Shares.

 (4) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names, B share classes:
       Scudder Global Discovery (1.65%), Scudder 21st Century Growth (1.75%) and Scudder Health Sciences (1.35%). The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B Shares.

 (5) The other expenses category for the Class B Shares has been restated to reflect estimated expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B Shares.

 (6) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names for the class B shares: SVS MFS Strategic Value (1.55%), SVS Invesco Dynamic Growth (1.70%), SVS Turner Mid Cap Growth (1.70%), SVS Oak Strategic Equity (1.55%), SVS Davis Venture Value (1.55%), SVS Dreman High Return Equity (1.27%), SVS Focus Value+Growth (1.24%), SVS Eagle Focused Large Cap Growth (1.55%), SVS Dreman Financial Services (1.39% ), SVS Janus Growth Opportunities (1.55%), SVS Janus Growth and Income (1.55%), Scudder Aggressive Growth (1.35%), Scudder Technology Growth (1.35%), Scudder Contrarian Value (1.20%), SVS Dreman Small Cap Value (1.24%), Scudder Fixed Income (1.20%), Scudder Strategic Income (1.30%), Scudder Blue Chip (1.35%), SVS Index 500 (0.95%), and Scudder Global Blue Chip (1.96%). The other expenses category for the Class B Shares has been restated to reflect estimated expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B Shares. Restated to reflect estimated net management fee rate; excludes 2003 waivers.

 (7) Other expenses are based on estimated amounts for the current fiscal year. Through April 30, 2005, the advisor, the underwriter and the accounting agent have contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio's operating expenses at 0.75% of average daily net assets before the application of the weighted average total costs of the underlying funds. The range of average weighted net expense ratios have been reduced to contractual expense limitations and/or reimbursements where applicable, based on most recent prospectuses. Excluding the weighted average total cost of the underlying funds and considering the above referenced contractual waiver the fund's management fee, 12b-1 fee, other expenses and total annual operating expense are 0.15%, 0.25%, 0.35% and 0.75%, respectively.

 (8) The other expenses category for the Class B Shares has been restated to reflect estimated expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B Shares. Restated to reflect estimated net 12b-1 fee rate; excludes 2003 waivers.

 (9) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names, B share-classes, respectively: SVS MFS Strategic Value (1.55%), SVS Invesco Dynamic Growth (1.70%), SVS Turner Mid Cap Growth (1.70%), SVS Oak Strategic Equity (1.55%), SVS Davis Venture Value (1.55%), SVS Dreman High Return Equity (1.27%), SVS Focus Value+Growth (1.24%), SVS Eagle Focused Large Cap Growth (1.55%), SVS Dreman Financial Services (1.39% ), SVS Janus Growth Opportunities (1.55%), SVS Janus Growth and Income (1.55%), Scudder Aggressive Growth (1.35%), Scudder Technology Growth (1.35%), Scudder Large Cap Value (1.20%), SVS Dreman Small Cap Value (1.24%), Scudder Fixed Income (1.20%), Scudder Strategic Income (1.30%), Scudder Blue Chip (1.35%), SVS Index 500 (0.95%), and Scudder Global Blue Chip (1.96%). The other expenses category for the Class B Shares has been restated to reflect estimated expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B Shares. B-share class became effective on 5/1/03, therefore other expenses are estimated and annualized. Actual expenses may be greater or less than shown.

 (10) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names for the class B shares: SVS MFS Strategic Value (1.55%), SVS Invesco Dynamic Growth (1.70%), SVS Turner Mid Cap Growth (1.70%), SVS Oak Strategic Equity (1.55%), SVS Davis Venture Value (1.55%), SVS Dreman High Return Equity (1.27%), SVS Focus Value+Growth (1.24%), SVS Eagle Focused Large Cap Growth (1.55%), SVS Dreman Financial Services (1.39% ), SVS Janus Growth Opportunities (1.55%), SVS Janus Growth and Income (1.55%), Scudder Aggressive Growth (1.35%), Scudder Technology Growth (1.35%), Scudder Large Cap Value (1.20%), SVS Dreman Small Cap Value (1.24%), Scudder Fixed Income (1.20%), Scudder Strategic Income (1.30%), Scudder Blue Chip (1.35%), SVS Index 500 (0.95%), and Scudder Global Blue Chip (1.96%). The other expenses category for the Class B Shares has been restated to reflect estimated expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% for Class B Shares.

 (11) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2004, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 1.50% for Class B shares. The portfolio became effective 5/1/03, therefore other expenses for Class B shares are estimated and annualized. Actual expenses may be greater or less than shown. The other expense category for the Class B shares reflects a compensation arrangement with certain participating insurance companies for record keeping as approved by the Trustees of the Fund. Record keeping fees can be charged up to 0.15% of Class B shares.

 (12) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for Underlying Funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the Underlying Fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the Underlying Fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                     VOLUNTARY FEE
                                                                                     WAIVER AND/OR
                                                                                        EXPENSE              NET TOTAL ANNUAL
        FUNDING OPTION                                                               REIMBURSEMENT          OPERATING EXPENSES
        Credit Suisse Trust Emerging Market Portfolio                                    0.41%                     1.40%
        Credit Suisse Trust Global Post-Venture Capital Portfolio                        0.23%                     1.40%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 - This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies).

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    If Contract is NOT surrendered or
                                            If Contract is surrendered at the        annuitized at the end of period
                                                  end of period shown:                            shown:
                                           -------------------------------------   -----------------------------------------
                                             1         3          5          10      1          3          5          10
FUNDING OPTION                              YEAR      YEARS      YEARS      YEARS   YEAR       YEARS      YEARS      YEARS
-----------------------------------------------------------------------------------------------------------------------------
Underlying Fund with Minimum Total
Annual Operating Expenses                   1016       1660      2118       4327    416        1260       2118       4327
Underlying Fund with Maximum Total
Annual Operating Expenses                   1175       2113      2832       5557    575        1713       2832       5557


EXAMPLE 2 - This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the current charge applies).

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     If Contract is NOT surrendered or
                                             If Contract is surrendered at the        annuitized at the end of period
                                                   end of period shown:                            shown:
                                           -------------------------------------   -----------------------------------------
                                             1         3          5          10      1          3          5          10
FUNDING OPTION                              YEAR      YEARS      YEARS      YEARS   YEAR       YEARS      YEARS      YEARS
-----------------------------------------------------------------------------------------------------------------------------
Underlying Fund with Minimum Total
Annual Operating Expenses                   957        1487      1839       3815    357        1087       1839       3815
Underlying Fund with Maximum Total
Annual Operating Expenses                   1117       1949      2577       5131    517        1549       2577       5131


EXAMPLE 3 - This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                     If Contract is NOT surrendered or
                                             If Contract is surrendered at the        annuitized at the end of period
                                                   end of period shown:                           shown**:
                                           -------------------------------------   -----------------------------------------
                                             1         3          5          10      1          3          5          10
FUNDING OPTION                              YEAR      YEARS      YEARS      YEARS   YEAR       YEARS      YEARS      YEARS
-----------------------------------------------------------------------------------------------------------------------------
Underlying Fund with Minimum Total
Annual Operating Expenses                   957        1487      1839       3815    357        1087       1839       3815
Underlying Fund with Maximum Total
Annual Operating Expenses                   1117       1949      2577       5131    517        1549       2577       5131

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

There is no Condensed Financial Information because, as of December 31, 2003, the Variable Funding Options available under this Contract had not yet commenced operation.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Life & Annuity Scudder L Variable Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us. This product is available to owners and Annuitants under the age of 75 on the Contract Date.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                            Maximum Age based on the older of the Owner and
      Death Benefit/Optional Feature                                 Annuitant on the Contract Date
      -----------------------------------------------    -------------------------------------------------------
      Deferred Annual Step Up Death Benefit
      (Standard Death Benefit)                                                     75

      Annual Step Up Death Benefit                                                 80

      5% Roll Up Death Benefit                                                     75

      Enhanced Stepped-Up Provision (E.S.P)                                        75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-376-0389.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.60% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

FUNDING                                                  INVESTMENT                                INVESTMENT
OPTION                                                   OBJECTIVE                             ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------------------
CREDIT SUISSE TRUST

   Credit Suisse Trust Emerging           Seeks long term growth of capital. The       Credit Suisse Asset Management,
     Market Portfolio                     Fund normally invests in equity              LLC
                                          securities of companies located in, or       Subadviser: Credit Suisse Asset
                                          conducting a majority of their               Management Limited
                                          business, in emerging markets.

   Credit Suisse Trust Global             Seeks long-term growth of capital. The       Credit Suisse Asset Management,
     Post-Venture Capital Portfolio       Fund normally invests in equity              LLC
                                          securities of post-venture-capital           Subadviser: Abbott Capital
                                          companies of any size from at least          Management, LLC; Credit Suisse
                                          three countries, including the U.S.          Asset Management Limited (U.K),
                                                                                       (Japan), (Australia)

FUNDING                                                  INVESTMENT                                INVESTMENT
OPTION                                                   OBJECTIVE                             ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------------------
DREYFUS INVESTMENT PORTFOLIO

   Dreyfus MidCap Stock Portfolio -       Seeks investment results that are            The Dreyfus Corporation
     Service Shares                       greater than the total return
                                          performance of publicly traded common
                                          stocks of medium-sized domestic
                                          companies in the aggregate, as
                                          represented by the S&P MidCap 400
                                          Index. The Fund normally invests in
                                          growth and value stocks of mid-size
                                          companies that are chosen through a
                                          disciplined investment process.

DREYFUS SOCIALLY RESPONSIBLE GROWTH
   FUND, INC.

   Dreyfus Socially Responsible           Seeks capital growth with current            The Dreyfus Corporation
     Growth Fund, Inc. - Service          income as a secondary objective. The
     Shares                               Fund normally invests in the common
                                          stocks of companies that, in the
                                          opinion of the Fund's management, meet
                                          traditional investment standards and
                                          conduct their business in a manner that
                                          contributes to the enhancement of the
                                          quality of life in America.

INVESCO VARIABLE INVESTMENT FUNDS,
   INC.

   INVESCO VIF - Utilities Fund           Seeks capital growth. Also seeks             INVESCO Funds Group, Inc.
                                          current income. The Fund normally
                                          invests in equity securities and
                                          equity-related instruments of companies
                                          engaged in the utilities-related
                                          industries.
SCUDDER VARIABLE SERIES I

   21st Century Growth Portfolio -        Seeks long-term growth of capital. The       Deutsche Investment Management
     Class B                              Fund normally invests in equity              Americas Inc.
                                          securities issued by emerging growth
                                          companies.

   Capital Growth Portfolio - Class B     Seeks long-term capital growth. The          Deutsche Investment Management
                                          Fund normally invests in common stocks       Americas Inc.
                                          of established US companies that are
                                          believed to have the potential to
                                          display above-average earnings growth,
                                          are industry leaders or are potential
                                          industry leaders, have strong product
                                          position and effective company
                                          management.

   Global Discovery Portfolio -           Seeks above-average capital                  Deutsche Investment Management
     Class B                              appreciation over the long term. The         Americas Inc.
                                          Fund normally invests in common stocks
                                          and other equities of small companies
                                          throughout the world, generally with a
                                          focus on countries within developed
                                          economies.

   Growth and Income Portfolio -          Seeks long-term growth of capital,           Deutsche Investment Management
     Class B                              current income and growth of income.         Americas Inc.
                                          The Fund normally invests in equities
                                          of large U.S. companies, although it
                                          may invest in companies of any size and
                                          from any country.

   Health Sciences Portfolio -            Seeks long-term growth of capital. The       Deutsche Investment Management
     Class B                              Fund normally invests in coomon stocks       Americas Inc.
                                          of companies of any size in the health
                                          care sector (e.g. pharmaceuticals,
                                          biotechnology, medical products and
                                          supplies, health care services).

   International Portfolio - Class B      Seeks long-term growth of capital. The       Deutsche Investment Management
                                          Fund normally invests in common stocks       Americas Inc.
                                          of established companies listed on           Subadviser: Deutsche Asset
                                          foreign exchanges.                           Management Services Ltd.

SCUDDER VARIABLE SERIES II

   Scudder Aggressive Growth              Seeks capital appreciation. The Fund         Deutsche Investment Management
     Portfolio - Class B                  uses aggressive investment techniques        Americas Inc.
                                          and normally invests in equities -
                                          usually common stocks - of U.S.
                                          companies.

FUNDING                                                  INVESTMENT                                INVESTMENT
OPTION                                                   OBJECTIVE                             ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------------------
   Scudder Blue Chip Portfolio -          Seeks growth of capital and income. The      Deutsche Investment Management
     Class B                              Fund normally invests in common stocks       Americas Inc.
                                          of large U.S. companies that are
                                          similar in size to companies in the S&P
                                          500 Index and are considered by the
                                          portfolio managers to be "blue chip"
                                          companies. Blue chip companies are
                                          typically well-known, solidly
                                          positioned within their industry, with
                                          strong management, easy access to
                                          credit, and established earnings and
                                          dividend history,

   Scudder Conservative Income            Seeks current income and secondarily         Deutsche Investment Management
     Strategy Portfolio - Class B         long-term growth of capital. The Fund        Americas Inc.
                                          normally invests in other Scudder funds
                                          that invest across a range of asset
                                          classes, utilizing a wide variety of
                                          securities and investment styles.
                                          Additionally, the Fund directly invests
                                          in derivative securities and other
                                          alternative investments to manage risk
                                          and enhance return.

   Scudder Fixed Income Portfolio -       Seeks high current income. The Fund          Deutsche Investment Management
     Class B                              normally invests in a diversified            Americas Inc.
                                          portfolio of fixed-income securities in
                                          the top four grades of credit quality.

   Scudder Global Blue Chip               Seeks long-term capital growth. The          Deutsche Investment Management
     Portfolio - Class B                  Fund normally invests in common stocks       Americas Inc.
                                          and other equity securities of
                                          companies throughout the world
                                          considered by the portfolio managers
                                          to be "blue chip." Blue chipcompanies
                                          are typically well-known, solidly
                                          positioned within their industry, with
                                          strong management, easy access to
                                          credit and establsihed earnings and
                                          dividend history.

   Scudder Government & Agency            Seeks high current income consistent         Deutsche Investment Management
     Securities Portfolio - Class B       with preservation of capital. The Fund       Americas Inc.
                                          normally invests in U.S. government
                                          securities and repurchase agreements of
                                          U.S. government securities.

   Scudder Growth & Income Strategy       Seeks a balance of long-term growth of       Deutsche Investment Management
     Portfolio - Class B                  capital and current income with an           Americas Inc.
                                          emphasis on growth of capital. The Fund
                                          normally invests in other Scudder funds
                                          that invest across a range of asset
                                          classes, utilizing a wide variety of
                                          securities and investment styles.
                                          Additionally, the Fund directly invests
                                          in derivative securities and other
                                          alternative investments to manage risk
                                          and enhance returns.

   Scudder Growth Portfolio - Class B     Seeks maximum appreciation of capital.       Deutsche Investment Management
                                          The Fund normally invests in the common      Americas Inc.
                                          stocks of large U.S. companies that are
                                          similar in size to the companies in the
                                          Russell 1000 Growth Index. The
                                          portfolio managers look for companies
                                          that have strong product lines,
                                          effective management and leadership
                                          positions within core markets.

   Scudder Growth Strategy Portfolio      Seeks long-term growth of capital. The       Deutsche Investment Management
     - Class B                            Fund normally invests in other Scudder       Americas Inc.
                                          funds that invest across a range of
                                          asset classes, utilizing a wide variety
                                          of securities and investment styles.
                                          Additionally, the Fund directly invests
                                          in derivative securities and other
                                          alternative investments to manage risk
                                          and enhance return.

   Scudder High Income Portfolio -        Seeks to provide a high level of             Deutsche Investment Management
     Class B                              current income. The Fund normally            Americas Inc.
                                          invests in lower-rated high yield/high
                                          risk fixed-income securities, often
                                          called junk bonds.

FUNDING                                                  INVESTMENT                                INVESTMENT
OPTION                                                   OBJECTIVE                             ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------------------
   Scudder Income & Growth Strategy       Seeks a balance of current income and        Deutsche Investment Management
     Portfolio - Class B                  long-term growth of capital with an          Americas Inc.
                                          emphasis on current income. The Fund
                                          normally invests in other Scudder funds
                                          that invest across a range of asset
                                          classes, utilizing a wide variety of
                                          securities and investment styles.
                                          Additionally, the Fund directly invests
                                          in derivative securities and other
                                          alternative investments to manage risk
                                          and enhance return.

   Scudder International Select           Seeks capital appreciation. The Fund         Deutsche Investment Management
     Equity Portfolio - Class B           normally invests in a focused list of        Americas Inc.
                                          approximately 40 stocks, with 50% of         Subadviser: Deutsche Asset
                                          its assets invested in securities that       Management Investments Services
                                          are represented on the MSCI EAFE Index       Ltd.
                                          and the other 50% invested in non-Index
                                          securities of companies located in the
                                          countries that make up the Index, such
                                          as Germany, Australia, Singpore and
                                          Japan.

   Scudder Large Cap Value Portfolio      Seeks a high rate of total return. The       Deutsche Investment Management
     - Class B                            Fund normally invests in common stocks       Americas Inc.
                                          and other equity securities of large
                                          U.S. companies that are similar in
                                          size to the companies in the Russell 1000
                                          Value Index and that the portfolio
                                          managers believe are undervalued.

   Scudder Money Market Portfolio -       Seeks maximum current income to the          Deutsche Investment Management
     Class B                              extent consistent with stability of          Americas Inc.
                                          principal. The Fund normally invests in
                                          high-quality short-term securities, as
                                          well as repurchase agreements.

   Scudder Small Cap Growth               Seeks maximum appreciation of                Deutsche Investment Management
     Portfolio - Class B                  investors' capital. The Fund normally        Americas Inc.
                                          invests in small capitalization stocks
                                          of companies with a history of revenue
                                          growth, effective management and strong
                                          balance sheets, among other factors.

   Scudder Strategic Income               Seeks high current income. The Fund          Deutsche Investment Management
     Portfolio - Class B                  normally invests in bonds issued by US       Americas Inc.
                                          and foreign corporations and
                                          governments.

   Scudder Technology Growth              Seeks growth of capital. The Fund            Deutsche Investment Management
     Portfolio - Class B                  normally invests in common stocks of US      Americas Inc.
                                          companies of any size that are in the
                                          technology sector (e.g.
                                          semi-conductors, software, telecom
                                          equipment and computer/hardware).

   Scudder Total Return Portfolio -       Seeks high total return, a combination       Deutsche Investment Management
     Class B                              of income and capital appreciation. The      Americas Inc.
                                          Fund normally invests in a mix of
                                          stocks and bonds, including common
                                          stocks, convertible securities,
                                          corporate bonds, US government bonds
                                          and mortage- and asset-backed
                                          securities.

   SVS Davis Venture Value Portfolio      Seeks growth of capital. The Fund            Deutsche Investment Management
     - Class B                            normally invests in common stock of US       Americas Inc.
                                          companies with market capitalizations        Subadviser: Davis Selected
                                          of at least $5 billion that are              Advisers, L.P.
                                          believed to be quality, overlooked
                                          growth companies at value prices.

   SVS Dreman Financial Services          Seeks to provide long-term capital           Deutsche Investment Management
     Portfolio - Class B                  appreciation. The Fund normally invests      Americas Inc.
                                          in equity securities of financial            Subadviser: Dreman Value
                                          services companies (e.g. banks,              Management L.L.C.
                                          insurance companies, savings and loans,
                                          securities brokerage firms and
                                          diversified financial companies).

   SVS Dreman High Return Equity          Seeks to achieve a high rate of total        Deutsche Investment Management
     Portfolio - Class B                  return. The Fund normally invests in         Americas Inc.
                                          common stocks and other equity
                                          Subadviser: Dreman Value securities,
                                          with a focus on stocks of Management
                                          L.L.C. large US companies believed to
                                          be undervalued based on an analysis
                                          that includes price-to earnings
                                          ratios, book values, cash flows and
                                          yields.

FUNDING                                                  INVESTMENT                                INVESTMENT
OPTION                                                   OBJECTIVE                             ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------------------
   SVS Dreman Small Cap Value             Seeks long-term capital appreciation.        Deutsche Investment Management
     Portfolio - Class B                  The Fund normally invests in                 Americas Inc.
                                          undervalued common stocks of small US        Subadviser: Dreman Value
                                          companies.                                   Management L.L.C.

   SVS Eagle Focused Large Cap            Seeks growth through long-term capital       Deutsche Investment Management
     Growth Portfolio - Class B           appreciation. The Fund normally invests      Americas Inc.
                                          in equity securities of seasoned             Subadviser: Eagle Asset
                                          financially strong US growth companies.      Management, Inc.

   SVS Focus Value & Growth               Seeks growth of capital. The Fund            Deutsche Investment Management
     Portfolio - Class B                  normally invests in US common stock,         Americas Inc.
                                          both growth and value stocks.                Subadviser: Jennison Associates
                                                                                       LLC; Dreman Value Management, LLC
   SVS Index 500 Portfolio - Class B      Seeks returns that, before expenses,         Deutsche Investment Management
                                          correspond to the total return of US         Americas Inc.
                                          common stocks as represented by the S&P      Subadviser: Northern Trust
                                          500 Index. The Fund normally invests in      Investments, Inc.
                                          common stocks and securities included
                                          in the index.

   SVS INVESCO Dynamic Growth             Seeks long-term capital growth. The          Deutsche Investment Management
     Portfolio - Class B                  Fund normally invests in equity              Americas Inc.
                                          securities of mid-sized companies,
                                          with Subadviser: INVESCO the core of
                                          the Fund invested in securities of
                                          established companies that are leaders
                                          in attractive growth markets with a
                                          history of strong returns.

   SVS Janus Growth And Income            Seeks long-term capital growth and           Deutsche Investment Management
     Portfolio - Class B                  current income. The Fund normally            Americas Inc.
                                          invests in equity securities using a         Subadviser: Janus Capital
                                          "bottom-up" approach in choosing             Management LLC
                                          investments.

   SVS Janus Growth Opportunites          Seeks long-term growth of capital in a       Deutsche Investment Management
     Portfolio - Class B                  manner consistent with the preservation      Americas Inc.
                                          of capital. The Fund normally invests        Subadviser: Janus Capital
                                          in equity securities selected for their      Management LLC
                                          growth potential.

   SVS MFS Strategic Value Portfolio      Seeks to provide capital appreciation.       Deutsche Investment Management
     - Class B                            The Fund normally invests in common          Americas Inc.
                                          stocks and related securities, such as
                                          Subadviser: Massachusetts preferred
                                          stocks, convertible Financial Services
                                          ("MFS") securities and depository
                                          receipts, of companies believed to be
                                          undervalued in the market relative to
                                          their long term potential.

   SVS Oak Strategic Equity               Seeks long-term capital growth. The          Deutsche Investment Management
     Portfolio - Class B                  Fund normally invests in equity              Americas Inc.
                                          securities, primarily the common stocks      Subadviser: Oak Associates, Ltd.
                                          of established US companies with large
                                          market capitalizations.

   SVS Turner Mid Cap Growth              Seeks capital appreciation. The Fund         Deutsche Investment Management
     Portfolio - Class B                  normally invests in medium market            Americas Inc.
                                          capitalizations that are believed to         Subadviser: Turner Investment
                                          have strong earnings growth potential.       Partners, Inc.
SCUDDER VIT FUNDS

   Scudder Real Estate Securities         Seeks long-term capital appreciation         Deutsche Asset Management, Inc.
     Portfolio - Class B                  and current income. The Fund normally
                                          invests in equity securities of real
                                          estate investment trusts ("REITS") and
                                          real estate companies.

THE ALGER AMERICAN FUND

   Alger American Balanced Portfolio      Seeks current income and long-term           Fred Alger Management, Inc.
     - Class S Shares                     capital appreciation. The fund normally
                                          invests in stocks of companies with
                                          growth potential and in fixed-income
                                          securities, especially those which
                                          appear to have some potential for
                                          capital appreciation.

   Alger American Leveraged AllCap        Seeks long-term capital appreciation.        Fred Alger Management, Inc.
     Portfolio - Class S Shares           The Fund normally invests in equity
                                          securities of companies of any size,
                                          which demonstrate growth potential, and
                                          the Fund can leverage up to one-third
                                          of its total assets to buy additional
                                          securities.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix A for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

       o the ability for you to make withdrawals and surrenders under the Contracts

       o the death benefit that is paid on the first death of the Contract Owner(s) or Annuitant

       o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

       o   administration of the annuity options available under the Contracts

       o   the distribution of various reports to Contract Owners

Costs and expenses we incur include:

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

       o sales and marketing expenses including commission payments to your sales agent

       o   other costs of doing business

Risks we assume include:

       o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established;

       o that the amount of the death benefit will be greater than the Contract Value

       o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments are withdrawn before they have been in the Contract for four years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

               YEARS SINCE PURCHASE PAYMENT MADE          WITHDRAWAL CHARGE
          --------------------------------------------------------------------
           GREATER THAN OR EQUAL TO    BUT LESS THAN
                   0 years                1 year                 6%
                    1 year                2 years                5%
                   2 years                3 years                4%
                   3 years                4 years                3%
                   4+ years                                      0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

       (a) any Purchase Payment to which no withdrawal charge applies, then

       (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

       (c) any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis), then

       (d) any Contract earnings.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

       o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving)

       o   if a lifetime annuity payout has begun, after the first Contract Year

       o   under the Managed Distribution Program, or

       o if you elect Annuity Payments for a fixed period of at least five years after the first Contract Year.

Partial Withdrawals will be prorated from all Underlying Funds unless you specify otherwise on the Surrender Request Form. If you request a Partial Withdrawal, the amount that you receive may be less than your requested withdrawal amount due to the deduction of applicable taxes and charges, including the Withdrawal Charge. If you want the full requested withdrawal amount you must check the "Net" box on the Surrender Request Form and we will add the amount of the applicable taxes and charges to your requested withdrawal amount.

FREE WITHDRAWAL ALLOWANCE

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge. If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal amount is not cumulative from year to year.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $30 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

       (1) from the distribution of death proceeds

       (2) after an annuity payout has begun, or

       (3) if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Deferred Annual Step-Up Death Benefit the M&E is 1.60% annually. If you choose the Annual Step-Up Death Benefit the M&E is 1.70% annually. If you choose the Roll-Up Death Benefit the M&E is 1.90%. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If the GMWB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 1.00% of the amounts held in each funding option. The current charge is 0.40%. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.40% of the amounts held in each funding option.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected (available during the annuitization phase only), there is a maximum charge of 6% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

            YEARS SINCE INITIAL PURCHASE PAYMENT MADE      WITHDRAWAL CHARGE
           --------------------------------------------------------------------
            GREATER THAN OR EQUAL TO    BUT LESS THAN
                    0 years                 1 year                6%
                     1 year                2 years                5%
                    2 years                3 years                4%
                    3 years                4 years                3%
                    4 +years                                      0%

Please refer to Payment Options for a description of this benefit

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

We also reserve the right to restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no charge for this program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6 Month, 12 Month or 24 Month program (we may not always offer all of these Programs). The programs will generally have different credited interest rates. Under each program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of Fixed Account Value. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the program period selected to the current funding options over the remainder of that program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA program. In that event, transfers will be made from the Money Market Variable Funding Option.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business on the business day we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 701/2. (See Federal Tax Considerations.) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership, or make additional Purchase Payments.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note: Naming different persons as owner and Annuitant may affect whether certain benefits are payable, the amount of these benefits, and who will receive them. Use care when naming owners, Annuitants, and beneficiaries, and consult your agent if you have any questions.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

       o the death benefit will not be payable upon the Annuitant's death o the Contingent Annuitant becomes the Annuitant

       o   all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

DEFERRED ANNUAL STEP-UP (STANDARD DEATH BENEFIT)

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

       (1) the Contract Value on the Death Report Date

       (2) your adjusted Purchase Payment (see below) or*

       (3) the Step-Up Value (if any, as described below)

ANNUAL STEP-UP DEATH BENEFIT

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax or outstanding loans:

       (1) the Contract Value on the Death Report Date

       (2) your adjusted Purchase Payment (see below) or*

       (3) the Step-Up Value (if any, as described below)

ROLL-UP DEATH BENEFIT

If the Annuitant dies before age 80, the death
benefit will be the greatest of:                           o  the Contract Value on the Death Report Date;
                                                           o  your adjusted Purchase Payment (see below)*;
                                                           o  the Step-Up Value, if any, as described below
                                                           o  the Roll-Up Death Benefit Value (as described below)

If the Annuitant dies on or after age 80, the death
benefit will be the greatest of:                           o  the Contract Value on the Death Report Date;
                                                           o  your adjusted Purchase Payment (see below) or*
                                                           o  the Step-Up Value, if any, as described below, or
                                                           o  the Roll-Up Death Benefit Value (as described below) on the Annuitant's 80th birthday, plus any additional
                                                              Purchase Payments and minus any partial surrender
                                                              reductions (as described below) that occur after the
                                                              Annuitant's 80th birthday.

* If you have elected the GMWB Rider (Guaranteed Income Solution) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date the rider is added to your Contract.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below.

STEP-UP VALUE (FOR DEFERRED ANNUAL STEP-UP DEATH BENEFIT)

The Step-Up Value will initially equal the Contract Value on the fourth Contract Date Anniversary that occurs before the Annuitant's 80th birthday and before the Death Report Date. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below. If the Death Report Date or the Annuitant's 80th birthday is before the fourth Contract Date Anniversary, there is no Step-Up Value

STEP-UP VALUE (FOR ANNUAL STEP-UP AND ROLL-UP DEATH BENEFITS)

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value. If the Step-Up Value is greater than the Contract Value, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or partial surrenders as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

       a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       b)  is any Purchase Payment made during the previous Contract Year

       c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

       a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       b) is any Purchase Payment made since the previous Contract Date anniversary

       c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Guaranteed Income Solution).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

EXAMPLE OF PARTIAL SURRENDER REDUCTION. For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Adjusted Purchase Payment, Step-Up or Roll-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment, Step-Up or Roll-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment, Step-Up or Roll-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Adjusted Purchase Payment, Step-Up or Roll-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P."). (This provision is not available to a customer when either the Annuitant or Contract Owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments (described below) excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 - $9,090 = 40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 - 16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                                                      NON-QUALIFIED CONTRACTS
-------------------------------------------------------------------------------------------------------------------------------
    BEFORE THE MATURITY DATE,             THE COMPANY WILL                                                  MANDATORY PAYOUT
      UPON THE DEATH OF THE             PAY THE PROCEEDS TO:       UNLESS. . .                                RULES APPLY*
-------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT)      The beneficiary (ies),       Unless the beneficiary elects to        Yes
(WITH NO JOINT OWNER)                 or if none, to the           continue the Contract rather than
                                      Contract Owner's estate.     receive the distribution.
-------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)          The beneficiary (ies),       Unless the beneficiary elects to        Yes
(WITH NO JOINT OWNER)                 or if none, to the           continue the Contract rather than
                                      Contract Owner's estate.     receive the distribution.
-------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS       The surviving joint                                                  Yes
NOT THE ANNUITANT)                    owner.
-------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS       The beneficiary (ies),       Unless the beneficiary elects to        Yes
THE ANNUITANT)                        or if none, to the           continue the Contract rather than
                                      surviving joint owner.       receive a distribution.
-------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS THE       The surviving joint          Unless the beneficiary elects to        Yes
ANNUITANT)                            owner.                       continue the Contract.
-------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS NOT       The beneficiary (ies),       Unless the spouse elects to             Yes
THE ANNUITANT)                        or if none, to the           continue the Contract
                                      surviving joint owner.
                                                                   A spouse who is not the
                                                                   beneficiary may decline to
                                                                   receive the proceeds or to
                                                                   continue the Contract and
                                                                   instruct the Company to pay the
                                                                   beneficiary.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS NOT THE             The beneficiary (ies),       Unless the beneficiary elects to        Yes
CONTRACT OWNER)                       or if none, to the           continue the Contract rather than
                                      Contract Owner's estate.     receive a distribution.

                                                                   Or, if there is a Contingent
                                                                   Annuitant, then the Contingent
                                                                   Annuitant becomes the Annuitant
                                                                   and the Contract continues in
                                                                   effect (generally using the
                                                                   original Maturity Date). The
                                                                   proceeds will then be paid upon
                                                                   the death of the Contingent
                                                                   Annuitant or owner.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE CONTRACT        See death of "owner who                                              Yes
OWNER)                                is the Annuitant" above.
-------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS             The beneficiary (ies),                                               Yes (Death of
NON-NATURAL ENTITY/TRUST)             or if none, to the                                                   Annuitant is
                                      Contract Owner.                                                      treated as death of
                                                                                                           the owner in these
                                                                                                           circumstances.)
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT (ASSUMING        No death proceeds are                                                N/A
ANNUITANT IS STILL ALIVE)             payable; Contract
                                      continues.
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                           No death proceeds are                                                N/A
                                      payable; Contract
                                      continues.
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                No death proceeds are                                                N/A
                                      payable; Contract
                                      continues.
-------------------------------------------------------------------------------------------------------------------------------

                                                       QUALIFIED CONTRACTS
-------------------------------------------------------------------------------------------------------------------------------
    BEFORE THE MATURITY DATE,             THE COMPANY WILL         UNLESS. . .                              MANDATORY PAYOUT
      UPON THE DEATH OF THE             PAY THE PROCEEDS TO:                                                  RULES APPLY*
-------------------------------------------------------------------------------------------------------------------------------
OWNER/ANNUITANT                       The beneficiary (ies),       Unless the beneficiary elects to        Yes
                                      or if none, to the           continue the Contract rather than
                                      Contract Owner's estate.     receive a distribution.
-------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                           No death proceeds are                                                N/A
                                      payable; Contract
                                      continues.
-------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                No death proceeds are                                                N/A
                                      payable; Contract
                                      continues.
-------------------------------------------------------------------------------------------------------------------------------

------------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. There is no additional charge to continue the Contract; however, all other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

       o   transfer ownership

       o   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. There is no additional charge to continue the Contract; however, all other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

       o through an annuity for life or a period that does not exceed the beneficiary's life expectancy or

       o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "GUARANTEED INCOME SOLUTION")

We offer a Guaranteed Minimum Withdrawal Benefit rider ("GMWB Rider") for an additional charge. The GMWB Rider guarantees a return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.
NOTE: You may not elect the GMWB Rider if you have also elected the GMAB Rider offered under the Contract.

Your initial Purchase Payment is used to determine your initial remaining benefit base, ("RBB"), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit ("AWB").

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to the maximum RBB applied to your GMWB. We may impose a maximum RBB in the future for Contract Owners who elect GMWB, but the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented. We reserve the right to restrict the maximum RBB on subsequent Purchase Payments and/or resets if such subsequent Purchase Payments and/or resets would cause the RBB to be greater than the maximum RBB. Purchase Payments under $1 million are not subject to a limitation on the maximum RBB. State variations may apply.

WITHDRAWALS: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, your age is less than 70, and a withdrawal of $10,000 is taken in Contract Year two:

--------------------------------------------------------------------------------------------------------------------------------
                             ASSUMES 15% GAIN ON INVESTMENT                         ASSUMES 15% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT            RBB                AWB (5%)        Contract            RBB              AWB (5%)
                       VALUE                                                  Value
--------------------------------------------------------------------------------------------------------------------------------
  VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------------
  Contract date       $100,000    $100,000              $5,000               $100,000    $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
  Immediately prior
  to withdrawal,
  Contract Year two   $115,000    $100,000              $5,000               $85,000     $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         $88,235
                                  $91,304               $4,565                                                $4,412
  Immediately after                                                                      [100,000 -
  withdrawal,                     [100,000 - (100,000   [5,000 - (5,000                  (100,000             [5,000 - (5,000
  Contract Year two   $105,000    x10,000/115,000)]     x10,000/115,000)]    $75,000     x10,000/85,000)]     x10,000/85,000)]
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
  Change in Value
  Due to Withdrawal
  (Partial
  Surrender
  Reduction)          $10,000     $8,696                $435                 $10,000     $11,765               $588
--------------------------------------------------------------------------------------------------------------------------------

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the Contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third Contract Year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

   If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER DESCRIBED BELOW IS BEING OFFERED AS OF MAY 17, 2004 IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED.

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. The Base Calculation Amount will not include any credits we applied to your Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

       o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. The Base Calculation Amount will not include any credits we applied to any additional Purchase Payments you make. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

       o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                                      EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE
                     ----------------------------------------------------------------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
                     ----------------------------------------------------------------------------------------------------------
                                             BASE                                                 BASE
                                         CALCULATION                                          CALCULATION
                      CONTRACT VALUE        AMOUNT        BENEFIT BASE     CONTRACT VALUE        AMOUNT         BENEFIT BASE
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000      Not Applicable       $100,000          $100,000       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF RIDER
MATURITY DATE            $115,000          $100,000         $100,000          $85,000           $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                                $0(1)                                              $15,000(2)

(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

                       EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS - IMPACT ON BASE CALCULATION AMOUNT
                     ----------------------------------------------------------------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                     ----------------------------------------------------------------------------------------------------------
                                                             BASE                                                  BASE
                                          PURCHASE        CALCULATION                          PURCHASE        CALCULATION
                       CONTRACT VALUE     PAYMENT           AMOUNT        CONTRACT VALUE       PAYMENT            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $100,000          $100,000         $100,000          $100,000          $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,000          $10,000          $110,000          $130,000          $10,000           $100,000
-------------------------------------------------------------------------------------------------------------------------------

The example below illustrates the impact of making a $10,000 partial withdrawal while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

                             EXAMPLES OF PARTIAL WITHDRAWALS - IMPACT ON BASE CALCULATION AMOUNT
                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Value as of GMAB Rider
Effective Date                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
Value Immediately Prior to
Partial Withdrawal            $115,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
Value Immediately
Following Partial
Withdrawal                    $105,000          $90,000               $10,000               $8,696               $10,000
-------------------------------------------------------------------------------------------------------------------------------

                                                             ASSUMING DECLINING CONTRACT VALUE
                             --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Value as of GMAB Rider
Effective Date                $100,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
Value Immediately Prior to
Partial Withdrawal             $85,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
Value Immediately
Following Partial
Withdrawal                     $75,000          $88,235               $10,000              $11,765               $11,765
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. Specifically, you will be required to allocate 100% of your Contract Value amongst the Permitted Subaccounts listed below. Four of the Permitted

Subaccounts (Scudder Conservative Income Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, and Scudder Growth Strategy Portfolio) invest in Underlying Funds that invest in other Underlying Funds offered under the Contract across a range of asset classes, utilizing a wide variety of securities and investment styles. Please refer to the section of the Prospectus entitled "The Variable Funding Options" for a description of the investment objective and strategy for each these Subaccounts.

                              PERMITTED SUBACCOUNTS

                   SCUDDER VARIABLE SERIES II
                   Scudder Conservative Income Strategy
                   Portfolio-Class B Scudder Income & Growth
                   Strategy Portfolio-Class B Scudder Growth &
                   Income Strategy Portfolio-Class B Scudder
                   Growth Strategy Portfolio-Class B Scudder
                   Money Market Portfolio-Class B

We do not impose any limitation or restriction on your right to make transfers between the Permitted Subaccounts or to allocate Purchase Payments to the Permitted Subaccounts. However, any request to transfer Contract Value or allocate Purchase Payments to a Subaccount that is not a Permitted Subaccount will be rejected. You will be required to submit a new transfer request or allocation instructions that only includes one or more of the Permissible Subaccounts. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it violated the Permitted Subaccount limitations.

We may name additional Subaccounts as Permitted Subaccounts or may impose allocation limits on the amount of Contract Value that you can allocate to a Permitted Subaccount. Any such change will only apply to Contract Owners who elect the GMAB Rider after the effective date of the change. However, for existing Contract Owners, we may apply any new investment limitation on transfers and subsequent Purchase Payments.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Permitted Subaccounts and the allocation percentages for each Permitted Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Permitted Subaccounts.

REBALANCING: We may require rebalancing of your Contract Value according to the current personal allocation profile that you specify for the Permissible Subaccounts. If we require rebalancing, we will rebalance your Contract Value in each Permissible Subaccount that you elected according to the relative proportions indicated in your personal allocation profile.

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION - If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.40% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above.

o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments (Annuity Payments). You can choose the month and the year in which those payments begin (Maturity
Date). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time thirteen months after the Contract Date. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 701/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected (see Variable Liquidity Benefit below).

Option 6 - Other Annuity Options - We will make any other arrangements for Annuity Payments as may be mutually agreed upon.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the variable annuity option "Payments for a Fixed Period without Life Contingency."

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: TIC Variable Annuity Separate Account 2002 and TLAC Variable Annuity Separate Account 2002, respectively. Both TIC Variable Annuity Separate Account 2002 and TLAC Variable Annuity Separate Account 2002 were established on September 17, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of TIC Variable Annuity Separate Account 2002 and TLAC Variable Annuity Separate Account 2002 for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the beneficiary provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information. Since the Separate Accounts are newly established, there are no financial statements for this account.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this Prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). TDLLC is affiliated with the Company and each Separate Account. TDLLC, as the principal underwriter and distributor, does not retain any fees under the Contracts.

The Contracts are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. We intend to offer the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts according to one or more schedules. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Contracts, as well as other incentives or payments, are not assessed as an additional direct charge to Contract Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.

The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 2% annually of average account value (if asset-based compensation is paid to registered representatives). We may also periodically establish commission specials; however, commissions paid under these specials will not exceed the amounts described immediately above. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Broker-dealer firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to the Company or our affiliates. In addition, the Company or TDLLC may enter into special compensation arrangements with certain broker-dealer firms based on aggregate or anticipated sales of the Contracts or other criteria. These special compensation arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms.

The Company and TDLLC have entered into such arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), Citigroup Global Market (f/k/a Smith Barney), ING Advisors Network (including Financial Network Corporation, Locust Street Securities, Multi-Financial Securities, IFG Network Securities, VESTAX Securities, Washington Square Securities and PrimeVest Financial Services), Merrill Lynch, NFP Securities, Inc., and Piper Jaffray. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management.

The Contracts feature Portfolios of the Scudder Variable Series I and II as Variable Funding Options. Scudder Variable Series I and II are advised by Deutsche Investment Management Americas Inc. and are distributed by its affiliate, Scudder Distributors, Inc. ("SDI"). The Company and TDLLC have entered into a distribution arrangement with SDI under which a fee is payable by the Company and TDLLC to SDI based on the amount of new sales each year for providing wholesale distribution support in relation to the Contracts. Scudder Variable Series I and II and SDI have also entered into agreement(s) with the Company and TDLLC under which a fee is payable by SDI (based on average net assets of the Funds attributable to the Contracts) in connection with the Company's provision of administrative, marketing or other support services to the Fund.

CITICORP INVESTMENT SERVICES, INC. TDLLC has entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Companies have received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004, the SEC requested additional information about the Companies' variable product operations on market timing, late trading and revenue sharing. The Companies are cooperating fully with all of these reviews and are not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

                                   APPENDIX B
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                The Insurance Company
                Principal Underwriter
                Distribution and Principal Underwriting Agreement
                Valuation of Assets
                Federal Tax Considerations
                Independent Auditors
                Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated December 15, 2003 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
The Travelers Life & Annuity Company, Annuity Investor Services, One Cityplace, 3 CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19948S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19949S.

Name:
            --------------------------------------------------------------------
Address:
            --------------------------------------------------------------------

            --------------------------------------------------------------------

L-23061                                                              May 3, 2004

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                           PORTFOLIO ARCHITECT ACCESS
                                 VINTAGE ACCESS
                            SCUDDER ADVOCATE ADVISOR
                          SCUDDER ADVOCATE ADVISOR-ST1
                              SCUDDER ADVOCATE-TL4



                       STATEMENT OF ADDITIONAL INFORMATION


                                      DATED


                                   MAY 3, 2004


                                       FOR


                   TIC VARIABLE ANNUITY SEPARATE ACCOUNT 2002


                                    ISSUED BY


                         THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated May 3, 2004. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-800-842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.





                                TABLE OF CONTENTS

THE INSURANCE COMPANY..............................................            2
PRINCIPAL UNDERWRITER..............................................            2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..................            2
VALUATION OF ASSETS................................................            3
FEDERAL TAX CONSIDERATIONS.........................................            4
INDEPENDENT AUDITORS...............................................            7
CONDENSED FINANCIAL INFORMATION....................................            8
FINANCIAL STATEMENTS...............................................           F1

                              THE INSURANCE COMPANY


The Travelers Insurance Company ("TIC") is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup, Inc. The Company's Home Office is located at One Cityplace, Hartford, CT 06103-3415.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

STATE REGULATION. The Company is subject to the laws of the State of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the State of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial condition as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. TIC Variable Annuity Separate Account 2002 (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.


                              PRINCIPAL UNDERWRITER

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is affiliated with the Company and the Separate Account.


                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, TDLLC and TLAC, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

------------------------------------------- ---------------------------------------- ----------------------------------------
                                            UNDERWRITING COMMISSIONS PAID TO TDLLC     AMOUNT OF UNDERWRITING COMMISSIONS
  YEAR                                                  BY THE COMPANY                          RETAINED BY TDLLC
------------------------------------------- ---------------------------------------- ----------------------------------------

  2003                                                      $73,223                                    $0
------------------------------------------- ---------------------------------------- ----------------------------------------

  2002                                                      $88,393                                    $0
------------------------------------------- ---------------------------------------- ----------------------------------------

  2001                                                     $104,518                                    $0
------------------------------------------- ---------------------------------------- ----------------------------------------


                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

             (a) = investment income plus capital gains and losses (whether realized or unrealized);

             (b) = any deduction for applicable taxes (presently zero); and

             (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each Funding Option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)


                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income.

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($41,500 for 2004). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006.

SECTION 403(B) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($11,000 in 2002, $12,000 in 2003, etc.)

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

    1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

          (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

          (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

          (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

          (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.


                              INDEPENDENT AUDITORS

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, included herein, and the financial statements of TIC Variable Annuity Separate Account 2002 as of December 31, 2003, and for each of the years in the two-year period ended December 31, 2003, also included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2003, consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries refer to changes in the Company's methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                              VINTAGE ACCESS (TIC)

                         SEPARATE ACCOUNT CHARGES 2.00%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Growth and Income Portfolio -
   Class B (3/03)                                               2003        1.000           1.311                  -

   AllianceBernstein Premier Growth Portfolio -
   Class B (3/03)                                               2003        1.000           1.193                  -

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (3/03)                   2003        1.000           1.371                  -

   Growth Fund - Class 2 Shares (3/03)                          2003        1.000           1.348                  -

   Growth-Income Fund - Class 2 Shares (3/03)                   2003        1.000           1.319                  -

Franklin Templeton Variable Insurance Products Trust
   Franklin Small Cap Fund - Class 2 Shares (3/03)              2003        1.000           1.396                  -

   Mutual Shares Securities Fund - Class 2 Shares (3/03)        2003        1.000           1.262                  -

   Templeton Developing Markets Securities Fund - Class 2
   Shares (5/03)                                                2003        1.000           1.442                  -

   Templeton Foreign Securities Fund - Class 2 Shares (3/03)    2003        1.000           1.405                  -

Greenwich Street Series Fund
   Appreciation Portfolio (3/03)                                2003        1.000           1.222                  -

   Diversified Strategic Income Portfolio (3/03)                2003        1.000           1.076                  -

   Equity Index Portfolio - Class II Shares (3/03)              2003        1.000           1.262                  -

   Fundamental Value Portfolio (3/03)                           2003        1.000           1.407                  -

Janus Aspen Series
   Mid Cap Growth Portfolio - Service Shares (3/03)             2003        1.000           1.316                  -

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (5/03)                 2003        1.000           1.330                  -

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (5/03)                           2003        1.000           1.239                  -

   Mid-Cap Value Portfolio (5/03)                               2003        1.000           1.255                  -

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.074                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.067                  -

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (5/03)          2003        1.000           1.044                  -

   Total Return Portfolio - Administrative Class (3/03)         2003        1.000           1.021                  -

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (3/03)                                                2003        1.000           1.377                  -

   Putnam VT Small Cap Value Fund - Class IB Shares (3/03)      2003        1.000           1.544                  -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (3/03)                                2003        1.000           1.404                  -

   Investors Fund - Class I (3/03)                              2003        1.000           1.326                  -

   Small Cap Growth Fund - Class I (3/03)                       2003        1.000           1.530                  -

Smith Barney Investment Series
   Smith Barney Large Cap Core Portfolio (3/03)                 2003        1.000           1.214                  -

   Smith Barney Premier Selections All Cap Growth
   Portfolio (3/03)                                             2003        1.000           1.315                  -

Smith Barney Multiple Discipline Trust
   Multiple Discipline Portfolio - All Cap Growth and
   Value (3/03)                                                 2003        1.000           1.284             29,347

   Multiple Discipline Portfolio - Balanced All Cap Growth
   and Value (3/03)                                             2003        1.000           1.189                  -

   Multiple Discipline Portfolio - Global All Cap Growth
   and Value (3/03)                                             2003        1.000           1.308                  -

   Multiple Discipline Portfolio - Large Cap Growth and
   Value (3/03)                                                 2003        1.000           1.267                  -

The Travelers Series Trust
   Equity Income Portfolio (3/03)                               2003        1.000           1.320                  -

   Large Cap Portfolio (3/03)                                   2003        1.000           1.224                  -

   Lazard International Stock Portfolio (3/03)                  2003        1.000           1.324                  -

   Merrill Lynch Large Cap Core Portfolio (3/03)                2003        1.000           1.214                  -

   MFS Emerging Growth Portfolio (3/03)                         2003        1.000           1.248                  -

   Pioneer Fund Portfolio (5/03)                                2003        1.000           1.212                  -

Travelers Series Fund Inc.

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   AIM Capital Appreciation Portfolio (3/03)                    2003        1.000           1.259                  -

   MFS Total Return Portfolio (3/03)                            2003        1.000           1.168                  -

   SB Adjustable Rate Income Portfolio - Class I
   Shares (9/03)                                                2003        1.000           0.998                  -

   Smith Barney Aggressive Growth Portfolio (3/03)              2003        1.000           1.300                  -

   Smith Barney High Income Portfolio (3/03)                    2003        1.000           1.184                  -

   Smith Barney Large Capitalization Growth Portfolio (3/03)    2003        1.000           1.382                  -

   Smith Barney Mid Cap Core Portfolio (3/03)                   2003        1.000           1.297                  -

   Smith Barney Money Market Portfolio (3/03)                   2003        1.000           0.989                  -

   Strategic Equity Portfolio (3/03)                            2003        1.000           1.270                  -

   Travelers Managed Income Portfolio (3/03)                    2003        1.000           1.042                  -

   Van Kampen Enterprise Portfolio (3/03)                       2003        1.000           1.228                  -

Van Kampen Life Investment Trust
   Emerging Growth Portfolio - Class I Shares (3/03)            2003        1.000           1.213                  -

Variable Annuity Portfolios
   Smith Barney Small Cap Growth Opportunities
   Portfolio (3/03)                                             2003        1.000           1.437                  -

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class (3/03)                2003        1.000           1.287                  -

Variable Insurance Products Fund III
   Mid Cap Portfolio - Service Class 2 (3/03)                   2003        1.000           1.440                  -


                              VINTAGE ACCESS (TIC)

                         SEPARATE ACCOUNT CHARGES 2.20%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Growth and Income Portfolio -
   Class B (3/03)                                               2003        1.000           1.309            154,743

   AllianceBernstein Premier Growth Portfolio -
   Class B (3/03)                                               2003        1.000           1.192                  -

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (3/03)                   2003        1.000           1.369              7,894

   Growth Fund - Class 2 Shares (3/03)                          2003        1.000           1.346            119,024

   Growth-Income Fund - Class 2 Shares (3/03)                   2003        1.000           1.317              3,553

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Franklin Templeton Variable Insurance Products Trust
   Franklin Small Cap Fund - Class 2 Shares (3/03)              2003        1.000           1.393                  -

   Mutual Shares Securities Fund - Class 2 Shares (3/03)        2003        1.000           1.260             80,498

   Templeton Developing Markets Securities Fund - Class 2
   Shares (5/03)                                                2003        1.000           1.440                  -

   Templeton Foreign Securities Fund - Class 2 Shares (3/03)    2003        1.000           1.403                  -

Greenwich Street Series Fund
   Appreciation Portfolio (3/03)                                2003        1.000           1.221                  -

   Diversified Strategic Income Portfolio (3/03)                2003        1.000           1.074                  -

   Equity Index Portfolio - Class II Shares (3/03)              2003        1.000           1.260                  -

   Fundamental Value Portfolio (3/03)                           2003        1.000           1.405              7,465

Janus Aspen Series
   Mid Cap Growth Portfolio - Service Shares (3/03)             2003        1.000           1.314              7,826

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (5/03)                 2003        1.000           1.329                  -

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (5/03)                           2003        1.000           1.238                  -

   Mid-Cap Value Portfolio (5/03)                               2003        1.000           1.253                  -

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.073                  -

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.067                  -

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (5/03)          2003        1.000           1.042              8,555

   Total Return Portfolio - Administrative Class (3/03)         2003        1.000           1.019                  -

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (3/03)                                                2003        1.000           1.375                  -

   Putnam VT Small Cap Value Fund - Class IB Shares (3/03)      2003        1.000           1.541                  -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (3/03)                                2003        1.000           1.402            102,702

   Investors Fund - Class I (3/03)                              2003        1.000           1.324                  -

   Small Cap Growth Fund - Class I (3/03)                       2003        1.000           1.527             11,011


                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Smith Barney Investment Series
   Smith Barney Large Cap Core Portfolio (3/03)                 2003        1.000           1.212                  -

   Smith Barney Premier Selections All Cap Growth
   Portfolio (3/03)                                             2003        1.000           1.313                  -

Smith Barney Multiple Discipline Trust
   Multiple Discipline Portfolio - All Cap Growth and
   Value (3/03)                                                 2003        1.000           1.282            147,033

   Multiple Discipline Portfolio - Balanced All Cap Growth
   and Value (3/03)                                             2003        1.000           1.187            201,847

   Multiple Discipline Portfolio - Global All Cap Growth
   and Value (3/03)                                             2003        1.000           1.306                  -

   Multiple Discipline Portfolio - Large Cap Growth and
   Value (3/03)                                                 2003        1.000           1.265              8,364

The Travelers Series Trust
   Equity Income Portfolio (3/03)                               2003        1.000           1.318              9,187

   Large Cap Portfolio (3/03)                                   2003        1.000           1.222                  -

   Lazard International Stock Portfolio (3/03)                  2003        1.000           1.322                  -

   Merrill Lynch Large Cap Core Portfolio (3/03)                2003        1.000           1.212                  -

   MFS Emerging Growth Portfolio (3/03)                         2003        1.000           1.246                  -

   Pioneer Fund Portfolio (5/03)                                2003        1.000           1.210                  -

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (3/03)                    2003        1.000           1.257                  -

   MFS Total Return Portfolio (3/03)                            2003        1.000           1.167             12,195

   SB Adjustable Rate Income Portfolio - Class I
   Shares (9/03)                                                2003        1.000           0.997                  -

   Smith Barney Aggressive Growth Portfolio (3/03)              2003        1.000           1.298             77,320

   Smith Barney High Income Portfolio (3/03)                    2003        1.000           1.182                  -

   Smith Barney Large Capitalization Growth Portfolio (3/03)    2003        1.000           1.380                  -

   Smith Barney Mid Cap Core Portfolio (3/03)                   2003        1.000           1.295                  -

   Smith Barney Money Market Portfolio (3/03)                   2003        1.000           0.988              6,840

   Strategic Equity Portfolio (3/03)                            2003        1.000           1.268                  -

   Travelers Managed Income Portfolio (3/03)                    2003        1.000           1.040                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Van Kampen Enterprise Portfolio (3/03)                       2003        1.000           1.226                  -

Van Kampen Life Investment Trust
   Emerging Growth Portfolio - Class I Shares (3/03)            2003        1.000           1.211                  -

Variable Annuity Portfolios
   Smith Barney Small Cap Growth Opportunities
   Portfolio (3/03)                                             2003        1.000           1.434                  -

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class (3/03)                2003        1.000           1.285                  -

Variable Insurance Products Fund III
   Mid Cap Portfolio - Service Class 2 (3/03)                   2003        1.000           1.438                  -


                              VINTAGE ACCESS (TIC)

                         SEPARATE ACCOUNT CHARGES 2.40%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Growth and Income Portfolio -
   Class B (3/03)                                               2003        1.000           1.307                  -

   AllianceBernstein Premier Growth Portfolio -
   Class B (3/03)                                               2003        1.000           1.190                  -

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (3/03)                   2003        1.000           1.367             14,765

   Growth Fund - Class 2 Shares (3/03)                          2003        1.000           1.344             27,774

   Growth-Income Fund - Class 2 Shares (3/03)                   2003        1.000           1.315             78,652

Franklin Templeton Variable Insurance Products Trust
   Franklin Small Cap Fund - Class 2 Shares (3/03)              2003        1.000           1.391                  -

   Mutual Shares Securities Fund - Class 2 Shares (3/03)        2003        1.000           1.258                  -

   Templeton Developing Markets Securities Fund - Class 2
   Shares (5/03)                                                2003        1.000           1.438                  -

   Templeton Foreign Securities Fund - Class 2 Shares (3/03)    2003        1.000           1.401                  -

Greenwich Street Series Fund
   Appreciation Portfolio (3/03)                                2003        1.000           1.219                  -

   Diversified Strategic Income Portfolio (3/03)                2003        1.000           1.072                  -

   Equity Index Portfolio - Class II Shares (3/03)              2003        1.000           1.258                  -

   Fundamental Value Portfolio (3/03)                           2003        1.000           1.403              2,396

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Janus Aspen Series
   Mid Cap Growth Portfolio - Service Shares (3/03)             2003        1.000           1.312                  -

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (5/03)                 2003        1.000           1.327                  -

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (5/03)                           2003        1.000           1.236                  -

   Mid-Cap Value Portfolio (5/03)                               2003        1.000           1.251              9,172

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.073                  -

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.066                  -

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (5/03)          2003        1.000           1.041                  -

   Total Return Portfolio - Administrative Class (3/03)         2003        1.000           1.017             24,671

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (3/03)                                                2003        1.000           1.373                  -

   Putnam VT Small Cap Value Fund - Class IB Shares (3/03)      2003        1.000           1.539                  -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (3/03)                                2003        1.000           1.400                  -

   Investors Fund - Class I (3/03)                              2003        1.000           1.322                  -

   Small Cap Growth Fund - Class I (3/03)                       2003        1.000           1.525                  -

Smith Barney Investment Series
   Smith Barney Large Cap Core Portfolio (3/03)                 2003        1.000           1.210                  -

   Smith Barney Premier Selections All Cap Growth
   Portfolio (3/03)                                             2003        1.000           1.311                  -

Smith Barney Multiple Discipline Trust
   Multiple Discipline Portfolio - All Cap Growth and
   Value (3/03)                                                 2003        1.000           1.280             50,599

   Multiple Discipline Portfolio - Balanced All Cap Growth
   and Value (3/03)                                             2003        1.000           1.186            455,867

   Multiple Discipline Portfolio - Global All Cap Growth
   and Value (3/03)                                             2003        1.000           1.304                  -

   Multiple Discipline Portfolio - Large Cap Growth and
   Value (3/03)                                                 2003        1.000           1.263                  -


                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
The Travelers Series Trust
  Equity Income Portfolio (3/03)                               2003        1.000           1.316                  -

   Large Cap Portfolio (3/03)                                   2003        1.000           1.220                  -

   Lazard International Stock Portfolio (3/03)                  2003        1.000           1.320                  -

   Merrill Lynch Large Cap Core Portfolio (3/03)                2003        1.000           1.210                  -

   MFS Emerging Growth Portfolio (3/03)                         2003        1.000           1.244                  -

   Pioneer Fund Portfolio (5/03)                                2003        1.000           1.209                  -

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (3/03)                    2003        1.000           1.255                  -

   MFS Total Return Portfolio (3/03)                            2003        1.000           1.165                  -

   SB Adjustable Rate Income Portfolio - Class I
   Shares (9/03)                                                2003        1.000           0.996                  -

   Smith Barney Aggressive Growth Portfolio (3/03)              2003        1.000           1.296              8,279

   Smith Barney High Income Portfolio (3/03)                    2003        1.000           1.180                  -

   Smith Barney Large Capitalization Growth Portfolio (3/03)    2003        1.000           1.378                  -

   Smith Barney Mid Cap Core Portfolio (3/03)                   2003        1.000           1.293                  -

   Smith Barney Money Market Portfolio (3/03)                   2003        1.000           0.986                  -

   Strategic Equity Portfolio (3/03)                            2003        1.000           1.266                  -

   Travelers Managed Income Portfolio (3/03)                    2003        1.000           1.039                  -

   Van Kampen Enterprise Portfolio (3/03)                       2003        1.000           1.224                  -

Van Kampen Life Investment Trust
   Emerging Growth Portfolio - Class I Shares (3/03)            2003        1.000           1.210              4,528

Variable Annuity Portfolios
   Smith Barney Small Cap Growth Opportunities
   Portfolio (3/03)                                             2003        1.000           1.432                  -

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class (3/03)                2003        1.000           1.283                  -

Variable Insurance Products Fund III
   Mid Cap Portfolio - Service Class 2 (3/03)                   2003        1.000           1.436                  -



                                      NOTES

Effective March 31,2003 Alliance Variable Product Series Fund, Inc: Growth & Income Portfolio - Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Growth and Income Portfolio - Class B

Effective March 31, 2003 Alliance Variable Product Series Fund, Inc: Premier Growth Portfolio - Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Premier Growth Portfolio - Class B

Effective April 30, 2003 Putnam Variable Trust: Putnam VT International Growth Fund - Class IB Shares changed its name to Putnam VT International Equity
Fund - Class IB Shares.

Effective April 30, 2003 Salomon Brother Variable Series Funds Inc.: Capital Fund - Class I changed its name to All Cap Fund - Class I.

Effective May 1, 2003 Janus Aspen Series: Aggressive Growth Portfolio - Service Shares changed its name to Mid Cap Growth Portfolio - Service Shares.

Effective May 1, 2003 The Travelers Series Trust: Utilities Portfolio changed its name to Pioneer Fund Portfolio.

Effective September 15, 2003: The Travelers Series Fund Inc. Alliance Growth Portfolio changed its name to Strategic Equity Portfolio.

Effective November 17, 2003: The Travelers Series Trust: MFS Research Portfolio changed its name to Merrill Lynch Large Cap Core Portfolio.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                        PORTFOLIO ARCHITECT ACCESS (TIC)

                         SEPARATE ACCOUNT CHARGES 1.90%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (3/03)                             2003        1.000           1.238                  -

   Money Market Portfolio (3/03)                                2003        1.000           0.991                  -

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (3/03)                                               2003        1.000           1.194                  -

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (3/03)                   2003        1.000           1.372                  -

   Growth Fund - Class 2 Shares (3/03)                          2003        1.000           1.349                  -

   Growth-Income Fund - Class 2 Shares (3/03)                   2003        1.000           1.320                  -

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (3/03)             2003        1.000           1.300                  -

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (3/03)                                                2003        1.000           1.211                  -

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (3/03)                                                2003        1.000           1.327                  -

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (3/03)        2003        1.000           1.263                  -

   Templeton Developing Markets Securities Fund - Class 2
   Shares (5/03)                                                2003        1.000           1.443                  -

   Templeton Growth Securities Fund - Class 2 Shares (3/03)     2003        1.000           1.381                  -

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (3/03)              2003        1.000           1.263                  -

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (3/03)                                                2003        1.000           1.337                  -

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (3/03)                                                2003        1.000           1.286                  -

Janus Aspen Series
   Balanced Portfolio - Service Shares (3/03)                   2003        1.000           1.121                  -

   Global Life Sciences Portfolio - Service Shares (3/03)       2003        1.000           1.202                  -

   Global Technology Portfolio - Service Shares (3/03)          2003        1.000           1.426                  -


                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Worldwide Growth Portfolio - Service Shares (3/03)           2003        1.000           1.289                  -

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (5/03)                 2003        1.000           1.331                  -

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (5/03)                           2003        1.000           1.240                  -

   Mid-Cap Value Portfolio (5/03)                               2003        1.000           1.255                  -

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.074                  -

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.067                  -

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (5/03)          2003        1.000           1.044                  -

   Total Return Portfolio - Administrative Class (3/03)         2003        1.000           1.021                  -

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (3/03)                                                2003        1.000           1.378                  -

   Putnam VT Small Cap Value Fund - Class IB Shares (3/03)      2003        1.000           1.545                  -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (3/03)                                2003        1.000           1.405                  -

   Investors Fund - Class I (3/03)                              2003        1.000           1.327                  -

   Large Cap Growth Fund - Class I (3/03)                       2003        1.000           1.386                  -

   Small Cap Growth Fund - Class I (3/03)                       2003        1.000           1.531                  -

The Travelers Series Trust
   Convertible Securities Portfolio (3/03)                      2003        1.000           1.196                  -

   Disciplined Mid Cap Stock Portfolio (3/03)                   2003        1.000           1.349                  -

   Equity Income Portfolio (3/03)                               2003        1.000           1.321                  -

   Federated High Yield Portfolio (3/03)                        2003        1.000           1.158                  -

   Federated Stock Portfolio (3/03)                             2003        1.000           1.293                  -

   Large Cap Portfolio (3/03)                                   2003        1.000           1.225                  -

   Lazard International Stock Portfolio (3/03)                  2003        1.000           1.325                  -

   Merrill Lynch Large Cap Core Portfolio (3/03)                2003        1.000           1.215                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   MFS Emerging Growth Portfolio (3/03)                         2003        1.000           1.249                  -

   MFS Mid Cap Growth Portfolio (3/03)                          2003        1.000           1.319                  -

   Pioneer Fund Portfolio (5/03)                                2003        1.000           1.213                  -

   Travelers Quality Bond Portfolio (3/03)                      2003        1.000           1.031                  -

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (3/03)                    2003        1.000           1.260                  -

   MFS Total Return Portfolio (3/03)                            2003        1.000           1.169                  -

   SB Adjustable Rate Income Portfolio - Class I
   Shares (9/03)                                                2003        1.000           0.998                  -

   Strategic Equity Portfolio (3/03)                            2003        1.000           1.271                  -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (3/03)                  2003        1.000           1.313                  -

   Enterprise Portfolio - Class II Shares (3/03)                2003        1.000           1.228                  -

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (3/03)              2003        1.000           1.276                  -

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (3/03)                                               2003        1.000           1.251                  -

   Mid Cap Portfolio - Service Class 2 (3/03)                   2003        1.000           1.441                  -


                        PORTFOLIO ARCHITECT ACCESS (TIC)

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (3/03)                             2003        1.000           1.236                  -

   Money Market Portfolio (3/03)                                2003        1.000           0.989                  -

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (3/03)                                               2003        1.000           1.193              3,122

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (3/03)                   2003        1.000           1.370             12,737

   Growth Fund - Class 2 Shares (3/03)                          2003        1.000           1.347             28,742

   Growth-Income Fund - Class 2 Shares (3/03)                   2003        1.000           1.318             26,915


                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (3/03)             2003        1.000           1.298              4,209

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (3/03)                                                2003        1.000           1.210              3,166

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (3/03)                                                2003        1.000           1.325                  -

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (3/03)        2003        1.000           1.261              4,281

   Templeton Developing Markets Securities Fund - Class 2
   Shares (5/03)                                                2003        1.000           1.441                  -

   Templeton Growth Securities Fund - Class 2 Shares (3/03)     2003        1.000           1.379              9,394

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (3/03)              2003        1.000           1.261              1,247

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (3/03)                                                2003        1.000           1.335                  -

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (3/03)                                                2003        1.000           1.284                  -

Janus Aspen Series
   Balanced Portfolio - Service Shares (3/03)                   2003        1.000           1.120                  -

   Global Life Sciences Portfolio - Service Shares (3/03)       2003        1.000           1.200                  -

   Global Technology Portfolio - Service Shares (3/03)          2003        1.000           1.424                  -

   Worldwide Growth Portfolio - Service Shares (3/03)           2003        1.000           1.287                  -

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (5/03)                 2003        1.000           1.330                  -

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (5/03)                           2003        1.000           1.239             12,045

   Mid-Cap Value Portfolio (5/03)                               2003        1.000           1.254             14,144

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.074                  -

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.067                  -

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (5/03)          2003        1.000           1.043              1,456

   Total Return Portfolio - Administrative Class (3/03)         2003        1.000           1.020             15,475


                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (3/03)                                                2003        1.000           1.376              2,892

   Putnam VT Small Cap Value Fund - Class IB Shares (3/03)      2003        1.000           1.542              1,021

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (3/03)                                2003        1.000           1.403              2,793

   Investors Fund - Class I (3/03)                              2003        1.000           1.325                  -

   Large Cap Growth Fund - Class I (3/03)                       2003        1.000           1.384                  -

   Small Cap Growth Fund - Class I (3/03)                       2003        1.000           1.529                  -

The Travelers Series Trust
   Convertible Securities Portfolio (3/03)                      2003        1.000           1.194             10,500

   Disciplined Mid Cap Stock Portfolio (3/03)                   2003        1.000           1.347                  -

   Equity Income Portfolio (3/03)                               2003        1.000           1.319                  -

   Federated High Yield Portfolio (3/03)                        2003        1.000           1.156              1,648

   Federated Stock Portfolio (3/03)                             2003        1.000           1.291                  -

   Large Cap Portfolio (3/03)                                   2003        1.000           1.223                  -

   Lazard International Stock Portfolio (3/03)                  2003        1.000           1.323                  -

   Merrill Lynch Large Cap Core Portfolio (3/03)                2003        1.000           1.213             10,307

   MFS Emerging Growth Portfolio (3/03)                         2003        1.000           1.247                  -

   MFS Mid Cap Growth Portfolio (3/03)                          2003        1.000           1.317             11,566

   Pioneer Fund Portfolio (5/03)                                2003        1.000           1.211                  -

   Travelers Quality Bond Portfolio (3/03)                      2003        1.000           1.029             11,845

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (3/03)                    2003        1.000           1.258                  -

   MFS Total Return Portfolio (3/03)                            2003        1.000           1.168             10,822

   SB Adjustable Rate Income Portfolio - Class I
   Shares (9/03)                                                2003        1.000           0.997                  -

   Strategic Equity Portfolio (3/03)                            2003        1.000           1.269                  -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (3/03)                  2003        1.000           1.311                  -

   Enterprise Portfolio - Class II Shares (3/03)                2003        1.000           1.226                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (3/03)              2003        1.000           1.274             25,112

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (3/03)                                               2003        1.000           1.249                  -

   Mid Cap Portfolio - Service Class 2 (3/03)                   2003        1.000           1.439              3,892


                        PORTFOLIO ARCHITECT ACCESS (TIC)

                         SEPARATE ACCOUNT CHARGES 2.30%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Capital Appreciation Fund (3/03)                             2003        1.000           1.234                  -

   Money Market Portfolio (3/03)                                2003        1.000           0.988                  -

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (3/03)                                               2003        1.000           1.191                  -

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (3/03)                   2003        1.000           1.368                  -

   Growth Fund - Class 2 Shares (3/03)                          2003        1.000           1.345                  -

   Growth-Income Fund - Class 2 Shares (3/03)                   2003        1.000           1.316              2,830

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (3/03)             2003        1.000           1.296                  -

Dreyfus Variable Investment Fund
   Dreyfus VIF Appreciation Portfolio - Initial
   Shares (3/03)                                                2003        1.000           1.208                  -

   Dreyfus VIF Developing Leaders Portfolio - Initial
   Shares (3/03)                                                2003        1.000           1.323                  -

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (3/03)        2003        1.000           1.259              2,907

   Templeton Developing Markets Securities Fund - Class 2
   Shares (5/03)                                                2003        1.000           1.439                  -

   Templeton Growth Securities Fund - Class 2 Shares (3/03)     2003        1.000           1.377              2,800

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (3/03)              2003        1.000           1.259                  -

   Salomon Brothers Variable Emerging Growth Fund - Class I
   Shares (3/03)                                                2003        1.000           1.333                  -

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (3/03)                                                2003        1.000           1.283                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Janus Aspen Series
   Balanced Portfolio - Service Shares (3/03)                   2003        1.000           1.118                  -

   Global Life Sciences Portfolio - Service Shares (3/03)       2003        1.000           1.198                  -

   Global Technology Portfolio - Service Shares (3/03)          2003        1.000           1.421                  -

   Worldwide Growth Portfolio - Service Shares (3/03)           2003        1.000           1.285                  -

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (5/03)                 2003        1.000           1.328                  -

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (5/03)                           2003        1.000           1.237                  -

   Mid-Cap Value Portfolio (5/03)                               2003        1.000           1.252                  -

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.073                  -

   Merrill Lynch Small Cap Value V.I. Fund -
   Class III (11/03)                                            2003        1.000           1.067                  -

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (5/03)          2003        1.000           1.042                  -

   Total Return Portfolio - Administrative Class (3/03)         2003        1.000           1.018              3,200

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (3/03)                                                2003        1.000           1.374                  -

   Putnam VT Small Cap Value Fund - Class IB Shares (3/03)      2003        1.000           1.540                  -

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (3/03)                                2003        1.000           1.401                  -

   Investors Fund - Class I (3/03)                              2003        1.000           1.323                  -

   Large Cap Growth Fund - Class I (3/03)                       2003        1.000           1.382                  -

   Small Cap Growth Fund - Class I (3/03)                       2003        1.000           1.526                  -

The Travelers Series Trust
   Convertible Securities Portfolio (3/03)                      2003        1.000           1.192                  -

   Disciplined Mid Cap Stock Portfolio (3/03)                   2003        1.000           1.345                  -

   Equity Income Portfolio (3/03)                               2003        1.000           1.317                  -

   Federated High Yield Portfolio (3/03)                        2003        1.000           1.154                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Federated Stock Portfolio (3/03)                             2003        1.000           1.289                  -

   Large Cap Portfolio (3/03)                                   2003        1.000           1.221                  -

   Lazard International Stock Portfolio (3/03)                  2003        1.000           1.321                  -

   Merrill Lynch Large Cap Core Portfolio (3/03)                2003        1.000           1.211                  -

   MFS Emerging Growth Portfolio (3/03)                         2003        1.000           1.245                  -

   MFS Mid Cap Growth Portfolio (3/03)                          2003        1.000           1.315                  -

   Pioneer Fund Portfolio (5/03)                                2003        1.000           1.210                  -

   Travelers Quality Bond Portfolio (3/03)                      2003        1.000           1.028                  -

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (3/03)                    2003        1.000           1.256                  -

   MFS Total Return Portfolio (3/03)                            2003        1.000           1.166              2,981

   SB Adjustable Rate Income Portfolio - Class I
   Shares (9/03)                                                2003        1.000           0.997                  -

   Strategic Equity Portfolio (3/03)                            2003        1.000           1.267                  -

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (3/03)                  2003        1.000           1.309                  -

   Enterprise Portfolio - Class II Shares (3/03)                2003        1.000           1.224                  -

Variable Insurance Products Fund II
   Contrafund(R)Portfolio - Service Class 2 (3/03)              2003        1.000           1.272                  -

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (3/03)                                               2003        1.000           1.247                  -

   Mid Cap Portfolio - Service Class 2 (3/03)                   2003        1.000           1.437                  -



                                      NOTES

Effective March 31, 2003 Alliance Variable Product Series Fund, Inc: Premier Growth Portfolio - Class B changed its name to AllianceBernstein Variable Product Series Fund, Inc. AllianceBernstein Premier Growth Portfolio - Class B.

Effective April 30, 2003 Putnam Variable Trust: Putnam VT International Growth Fund - Class IB Shares changed its name to Putnam VT International Equity Fund - Class IB Shares.

Effective April 30, 2003 Salomon Brother Variable Series Funds Inc.: Capital Fund - Class I changed its name to All Cap Fund - Class I.

Effective May 1, 2003 The Travelers Series Trust: Utilities Portfolio changed its name to Pioneer Fund Portfolio.

Effective September 15, 2003: The Travelers Series Fund Inc. Alliance Growth Portfolio changed its name to Strategic Equity Portfolio.

Effective November 17, 2003: The Travelers Series Trust: MFS Research Portfolio changed its name to Merrill Lynch Large Cap Core Portfolio.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Small Cap Portfolio - Initial Shares changed its name to Dreyfus VIF Development Leaders Portfolio - Initial Shares.

Effective May 1, 2003 Dreyfus Variable Investment Fund: Appreciation Portfolio - Initial Shares changed its name to Dreyfus VIF Appreciation Portfolio - Initial Shares.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum separate account charge are contained in the Prospectus.

                         SCUDDER ADVOCATE ADVISOR (TIC)

                         SEPARATE ACCOUNT CHARGES 1.90%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Credit Suisse Trust
   Emerging Markets Portfolio (6/03)                            2003        1.000           1.320                  -

   Global Post-Venture Capital Portfolio (6/03)                 2003        1.000           1.238                  -

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)       2003        1.000           1.172                  -

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (6/03)                                                2003        1.000           1.126                  -

INVESCO Variable Investment Funds, Inc.
   INVESCO VIF - Utilities Fund (6/03)                          2003        1.000           1.067              1,646

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)    2003        1.000           1.164             15,305

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (6/03)               2003        1.000           1.128                  -

   Capital Growth Portfolio - Class B (6/03)                    2003        1.000           1.115              7,690

   Global Discovery Portfolio - Class B (6/03)                  2003        1.000           1.254                  -

   Growth and Income Portfolio - Class B (6/03)                 2003        1.000           1.128              7,437

   Health Sciences Portfolio - Class B (6/03)                   2003        1.000           1.123              9,687

   International Portfolio - Class B (6/03)                     2003        1.000           1.185                  -

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (6/03)         2003        1.000           1.165                  -

   Scudder Blue Chip Portfolio - Class B (6/03)                 2003        1.000           1.156                  -

   Scudder Contrarian Value Portfolio - Class B (6/03)          2003        1.000           1.163                  -

   Scudder Fixed Income Portfolio - Class B (6/03)              2003        1.000           0.989             26,519

   Scudder Global Blue Chip Portfolio - Class B (6/03)          2003        1.000           1.180                  -

   Scudder Government Securities Portfolio - Class B (6/03)     2003        1.000           0.996             26,316

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Scudder Growth Portfolio - Class B (6/03)                    2003        1.000           1.108              4,990

   Scudder High Income Portfolio - Class B (6/03)               2003        1.000           1.092             26,531

   Scudder International Select Equity Portfolio -
   Class B (6/03)                                               2003        1.000           1.210                  -

   Scudder Money Market Portfolio - Class B (6/03)              2003        1.000           0.990              5,142

   Scudder Small Cap Growth Portfolio - Class B (6/03)          2003        1.000           1.133                  -

   Scudder Strategic Income Portfolio - Class B (6/03)          2003        1.000           0.985             25,338

   Scudder Technology Growth Portfolio - Class B (6/03)         2003        1.000           1.216                838

   Scudder Total Return Portfolio - Class B (6/03)              2003        1.000           1.063                  -

   SVS Davis Venture Value Portfolio - Class B (6/03)           2003        1.000           1.158              5,055

   SVS Dreman Financial Services Portfolio - Class B (6/03)     2003        1.000           1.130                  -

   SVS Dreman High Return Equity Portfolio - Class B (6/03)     2003        1.000           1.163             13,305

   SVS Dreman Small Cap Value Portfolio - Class B (6/03)        2003        1.000           1.245              6,254

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (6/03)                                               2003        1.000           1.118                  -

   SVS Focus Value & Growth Portfolio - Class B (6/03)          2003        1.000           1.158                  -

   SVS Index 500 Portfolio - Class B (6/03)                     2003        1.000           1.132                  -

   SVS INVESCO Dynamic Growth Portfolio - Class B (6/03)        2003        1.000           1.176              4,286

   SVS Janus Growth And Income Portfolio - Class B (6/03)       2003        1.000           1.120                  -

   SVS Janus Growth Opportunities Portfolio - Class B (6/03)    2003        1.000           1.110                  -

   SVS MFS Strategic Value Portfolio - Class B (6/03)           2003        1.000           1.122                  -

   SVS Oak Strategic Equity Portfolio - Class B (6/03)          2003        1.000           1.194                  -

   SVS Turner Mid Cap Growth Portfolio - Class B (6/03)         2003        1.000           1.213                  -

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)    2003        1.000           1.063                  -

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (6/03)                                                2003        1.000           1.121                  -

                         SCUDDER ADVOCATE ADVISOR (TIC)

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Credit Suisse Trust
   Emerging Markets Portfolio (6/03)                            2003        1.000           1.318                  -

   Global Post-Venture Capital Portfolio (6/03)                 2003        1.000           1.237                  -

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)       2003        1.000           1.171              6,041

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (6/03)                                                2003        1.000           1.125                  -

INVESCO Variable Investment Funds, Inc.
   INVESCO VIF - Utilities Fund (6/03)                          2003        1.000           1.065             23,169

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)    2003        1.000           1.163             42,304

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (6/03)               2003        1.000           1.127                  -

   Capital Growth Portfolio - Class B (6/03)                    2003        1.000           1.114             16,814

   Global Discovery Portfolio - Class B (6/03)                  2003        1.000           1.252              1,636

   Growth and Income Portfolio - Class B (6/03)                 2003        1.000           1.127             76,571

   Health Sciences Portfolio - Class B (6/03)                   2003        1.000           1.122             17,824

   International Portfolio - Class B (6/03)                     2003        1.000           1.184             26,340

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (6/03)         2003        1.000           1.164                  -

   Scudder Blue Chip Portfolio - Class B (6/03)                 2003        1.000           1.155              9,539

   Scudder Contrarian Value Portfolio - Class B (6/03)          2003        1.000           1.162             22,782

   Scudder Fixed Income Portfolio - Class B (6/03)              2003        1.000           0.987             76,583

   Scudder Global Blue Chip Portfolio - Class B (6/03)          2003        1.000           1.179             17,388

   Scudder Government Securities Portfolio - Class B (6/03)     2003        1.000           0.995             41,725

   Scudder Growth Portfolio - Class B (6/03)                    2003        1.000           1.107              2,748

   Scudder High Income Portfolio - Class B (6/03)               2003        1.000           1.091             79,425

   Scudder International Select Equity Portfolio -
   Class B (6/03)                                               2003        1.000           1.209             39,252

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Scudder Money Market Portfolio - Class B (6/03)              2003        1.000           0.989             15,771

   Scudder Small Cap Growth Portfolio - Class B (6/03)          2003        1.000           1.132             26,844

   Scudder Strategic Income Portfolio - Class B (6/03)          2003        1.000           0.984             67,727

   Scudder Technology Growth Portfolio - Class B (6/03)         2003        1.000           1.215              3,504

   Scudder Total Return Portfolio - Class B (6/03)              2003        1.000           1.062             25,525

   SVS Davis Venture Value Portfolio - Class B (6/03)           2003        1.000           1.157                  -

   SVS Dreman Financial Services Portfolio - Class B (6/03)     2003        1.000           1.129             12,243

   SVS Dreman High Return Equity Portfolio - Class B (6/03)     2003        1.000           1.162             93,860

   SVS Dreman Small Cap Value Portfolio - Class B (6/03)        2003        1.000           1.244             17,383

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (6/03)                                               2003        1.000           1.117             47,085

   SVS Focus Value & Growth Portfolio - Class B (6/03)          2003        1.000           1.157              8,857

   SVS Index 500 Portfolio - Class B (6/03)                     2003        1.000           1.131             28,867

   SVS INVESCO Dynamic Growth Portfolio - Class B (6/03)        2003        1.000           1.174              7,066

   SVS Janus Growth And Income Portfolio - Class B (6/03)       2003        1.000           1.119             17,444

   SVS Janus Growth Opportunities Portfolio - Class B (6/03)    2003        1.000           1.109                  -

   SVS MFS Strategic Value Portfolio - Class B (6/03)           2003        1.000           1.121              7,275

   SVS Oak Strategic Equity Portfolio - Class B (6/03)          2003        1.000           1.193              2,567

   SVS Turner Mid Cap Growth Portfolio - Class B (6/03)         2003        1.000           1.212                  -

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)    2003        1.000           1.061             55,666

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (6/03)                                                2003        1.000           1.120                  -


                         SCUDDER ADVOCATE ADVISOR (TIC)

                         SEPARATE ACCOUNT CHARGES 2.30%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Credit Suisse Trust
   Emerging Markets Portfolio (6/03)                            2003        1.000           1.317                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Global Post-Venture Capital Portfolio (6/03)                 2003        1.000           1.236                  -

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)       2003        1.000           1.169                  -

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (6/03)                                                2003        1.000           1.123                  -

INVESCO Variable Investment Funds, Inc.
   INVESCO VIF - Utilities Fund (6/03)                          2003        1.000           1.064              9,823

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)    2003        1.000           1.162                  -

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (6/03)               2003        1.000           1.125                  -

   Capital Growth Portfolio - Class B (6/03)                    2003        1.000           1.113                  -

   Global Discovery Portfolio - Class B (6/03)                  2003        1.000           1.251                  -

   Growth and Income Portfolio - Class B (6/03)                 2003        1.000           1.125              9,265

   Health Sciences Portfolio - Class B (6/03)                   2003        1.000           1.121                  -

   International Portfolio - Class B (6/03)                     2003        1.000           1.182                  -

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (6/03)         2003        1.000           1.162                  -

   Scudder Blue Chip Portfolio - Class B (6/03)                 2003        1.000           1.153                  -

   Scudder Contrarian Value Portfolio - Class B (6/03)          2003        1.000           1.160                  -

   Scudder Fixed Income Portfolio - Class B (6/03)              2003        1.000           0.986             10,155

   Scudder Global Blue Chip Portfolio - Class B (6/03)          2003        1.000           1.178                  -

   Scudder Government Securities Portfolio - Class B (6/03)     2003        1.000           0.994             10,065

   Scudder Growth Portfolio - Class B (6/03)                    2003        1.000           1.106                  -

   Scudder High Income Portfolio - Class B (6/03)               2003        1.000           1.090                  -

   Scudder International Select Equity Portfolio -
   Class B (6/03)                                               2003        1.000           1.207                  -

   Scudder Money Market Portfolio - Class B (6/03)              2003        1.000           0.988                  -

   Scudder Small Cap Growth Portfolio - Class B (6/03)          2003        1.000           1.130                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Scudder Strategic Income Portfolio - Class B (6/03)          2003        1.000           0.983                  -

   Scudder Technology Growth Portfolio - Class B (6/03)         2003        1.000           1.213                  -

   Scudder Total Return Portfolio - Class B (6/03)              2003        1.000           1.061                  -

   SVS Davis Venture Value Portfolio - Class B (6/03)           2003        1.000           1.156                  -

   SVS Dreman Financial Services Portfolio - Class B (6/03)     2003        1.000           1.127                  -

   SVS Dreman High Return Equity Portfolio - Class B (6/03)     2003        1.000           1.160                  -

   SVS Dreman Small Cap Value Portfolio - Class B (6/03)        2003        1.000           1.242                  -

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (6/03)                                               2003        1.000           1.116                  -

   SVS Focus Value & Growth Portfolio - Class B (6/03)          2003        1.000           1.155                  -

   SVS Index 500 Portfolio - Class B (6/03)                     2003        1.000           1.130                  -

   SVS INVESCO Dynamic Growth Portfolio - Class B (6/03)        2003        1.000           1.173                  -

   SVS Janus Growth And Income Portfolio - Class B (6/03)       2003        1.000           1.117                  -

   SVS Janus Growth Opportunities Portfolio - Class B (6/03)    2003        1.000           1.108                  -

   SVS MFS Strategic Value Portfolio - Class B (6/03)           2003        1.000           1.120                  -

   SVS Oak Strategic Equity Portfolio - Class B (6/03)          2003        1.000           1.191                  -

   SVS Turner Mid Cap Growth Portfolio - Class B (6/03)         2003        1.000           1.210                  -

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)    2003        1.000           1.060              9,662

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (6/03)                                                2003        1.000           1.119                  -



                                      NOTES

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                       SCUDDER ADVOCATE ADVISOR ST1 (TIC)

                         SEPARATE ACCOUNT CHARGES 2.00%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Credit Suisse Trust
   Emerging Markets Portfolio (6/03)                            2003        1.000           1.319                  -

   Global Post-Venture Capital Portfolio (6/03)                 2003        1.000           1.238                  -

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)       2003        1.000           1.171                  -

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (6/03)                                                2003        1.000           1.125                  -

INVESCO Variable Investment Funds, Inc.
   INVESCO VIF - Utilities Fund (6/03)                          2003        1.000           1.066                  -

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)    2003        1.000           1.164                  -

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (6/03)               2003        1.000           1.127                  -

   Capital Growth Portfolio - Class B (6/03)                    2003        1.000           1.115                  -

   Global Discovery Portfolio - Class B (6/03)                  2003        1.000           1.253                  -

   Growth and Income Portfolio - Class B (6/03)                 2003        1.000           1.127                  -

   Health Sciences Portfolio - Class B (6/03)                   2003        1.000           1.123                  -

   International Portfolio - Class B (6/03)                     2003        1.000           1.184                  -

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (6/03)         2003        1.000           1.164                  -

   Scudder Blue Chip Portfolio - Class B (6/03)                 2003        1.000           1.155                  -

   Scudder Contrarian Value Portfolio - Class B (6/03)          2003        1.000           1.162                  -

   Scudder Fixed Income Portfolio - Class B (6/03)              2003        1.000           0.988                  -

   Scudder Global Blue Chip Portfolio - Class B (6/03)          2003        1.000           1.180                  -

   Scudder Government Securities Portfolio - Class B (6/03)     2003        1.000           0.995                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Scudder Growth Portfolio - Class B (6/03)                    2003        1.000           1.108                  -

   Scudder High Income Portfolio - Class B (6/03)               2003        1.000           1.091                  -

   Scudder International Select Equity Portfolio -
   Class B (6/03)                                               2003        1.000           1.209                  -

   Scudder Money Market Portfolio - Class B (6/03)              2003        1.000           0.990                  -

   Scudder Small Cap Growth Portfolio - Class B (6/03)          2003        1.000           1.132                  -

   Scudder Strategic Income Portfolio - Class B (6/03)          2003        1.000           0.985                  -

   Scudder Technology Growth Portfolio - Class B (6/03)         2003        1.000           1.215                  -

   Scudder Total Return Portfolio - Class B (6/03)              2003        1.000           1.063                  -

   SVS Davis Venture Value Portfolio - Class B (6/03)           2003        1.000           1.158                  -

   SVS Dreman Financial Services Portfolio - Class B (6/03)     2003        1.000           1.129                  -

   SVS Dreman High Return Equity Portfolio - Class B (6/03)     2003        1.000           1.162                  -

   SVS Dreman Small Cap Value Portfolio - Class B (6/03)        2003        1.000           1.244                  -

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (6/03)                                               2003        1.000           1.118                  -

   SVS Focus Value & Growth Portfolio - Class B (6/03)          2003        1.000           1.157                  -

   SVS Index 500 Portfolio - Class B (6/03)                     2003        1.000           1.132                  -

   SVS INVESCO Dynamic Growth Portfolio - Class B (6/03)        2003        1.000           1.175                  -

   SVS Janus Growth And Income Portfolio - Class B (6/03)       2003        1.000           1.119                  -

   SVS Janus Growth Opportunities Portfolio - Class B (6/03)    2003        1.000           1.110                  -

   SVS MFS Strategic Value Portfolio - Class B (6/03)           2003        1.000           1.122                  -

   SVS Oak Strategic Equity Portfolio - Class B (6/03)          2003        1.000           1.193                  -

   SVS Turner Mid Cap Growth Portfolio - Class B (6/03)         2003        1.000           1.212                  -

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)    2003        1.000           1.062                  -

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (6/03)                                                2003        1.000           1.121                  -

                       SCUDDER ADVOCATE ADVISOR ST1 (TIC)

                         SEPARATE ACCOUNT CHARGES 2.20%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Credit Suisse Trust
   Emerging Markets Portfolio (6/03)                            2003        1.000           1.318                  -

   Global Post-Venture Capital Portfolio (6/03)                 2003        1.000           1.236                  -

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)       2003        1.000           1.170                  -

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (6/03)                                                2003        1.000           1.124                  -

INVESCO Variable Investment Funds, Inc.
   INVESCO VIF - Utilities Fund (6/03)                          2003        1.000           1.065                  -

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)    2003        1.000           1.162                  -

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (6/03)               2003        1.000           1.126                  -

   Capital Growth Portfolio - Class B (6/03)                    2003        1.000           1.114                  -

   Global Discovery Portfolio - Class B (6/03)                  2003        1.000           1.251                  -

   Growth and Income Portfolio - Class B (6/03)                 2003        1.000           1.126                  -

   Health Sciences Portfolio - Class B (6/03)                   2003        1.000           1.121                  -

   International Portfolio - Class B (6/03)                     2003        1.000           1.183                  -

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (6/03)         2003        1.000           1.163                  -

   Scudder Blue Chip Portfolio - Class B (6/03)                 2003        1.000           1.154                  -

   Scudder Contrarian Value Portfolio - Class B (6/03)          2003        1.000           1.161                  -

   Scudder Fixed Income Portfolio - Class B (6/03)              2003        1.000           0.987                  -

   Scudder Global Blue Chip Portfolio - Class B (6/03)          2003        1.000           1.179                  -

   Scudder Government Securities Portfolio - Class B (6/03)     2003        1.000           0.994                  -

   Scudder Growth Portfolio - Class B (6/03)                    2003        1.000           1.107                  -

   Scudder High Income Portfolio - Class B (6/03)               2003        1.000           1.090                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Scudder International Select Equity Portfolio -
   Class B (6/03)                                               2003        1.000           1.208                  -

   Scudder Money Market Portfolio - Class B (6/03)              2003        1.000           0.989                  -

   Scudder Small Cap Growth Portfolio - Class B (6/03)          2003        1.000           1.131                  -

   Scudder Strategic Income Portfolio - Class B (6/03)          2003        1.000           0.984                  -

   Scudder Technology Growth Portfolio - Class B (6/03)         2003        1.000           1.214                  -

   Scudder Total Return Portfolio - Class B (6/03)              2003        1.000           1.062                  -

   SVS Davis Venture Value Portfolio - Class B (6/03)           2003        1.000           1.156                  -

   SVS Dreman Financial Services Portfolio - Class B (6/03)     2003        1.000           1.128                  -

   SVS Dreman High Return Equity Portfolio - Class B (6/03)     2003        1.000           1.161                  -

   SVS Dreman Small Cap Value Portfolio - Class B (6/03)        2003        1.000           1.243                  -

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (6/03)                                               2003        1.000           1.116                  -

   SVS Focus Value & Growth Portfolio - Class B (6/03)          2003        1.000           1.156                  -

   SVS Index 500 Portfolio - Class B (6/03)                     2003        1.000           1.130                  -

   SVS INVESCO Dynamic Growth Portfolio - Class B (6/03)        2003        1.000           1.174                  -

   SVS Janus Growth And Income Portfolio - Class B (6/03)       2003        1.000           1.118                  -

   SVS Janus Growth Opportunities Portfolio - Class B (6/03)    2003        1.000           1.109                  -

   SVS MFS Strategic Value Portfolio - Class B (6/03)           2003        1.000           1.120                  -

   SVS Oak Strategic Equity Portfolio - Class B (6/03)          2003        1.000           1.192                  -

   SVS Turner Mid Cap Growth Portfolio - Class B (6/03)         2003        1.000           1.211                  -

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)    2003        1.000           1.061                  -

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (6/03)                                                2003        1.000           1.119                  -

                       SCUDDER ADVOCATE ADVISOR ST1 (TIC)


                         SEPARATE ACCOUNT CHARGES 2.40%

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
Credit Suisse Trust
   Emerging Markets Portfolio (6/03)                            2003        1.000           1.316                  -

   Global Post-Venture Capital Portfolio (6/03)                 2003        1.000           1.235                  -

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)       2003        1.000           1.169                  -

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (6/03)                                                2003        1.000           1.123                  -

INVESCO Variable Investment Funds, Inc.
   INVESCO VIF - Utilities Fund (6/03)                          2003        1.000           1.064                  -

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)    2003        1.000           1.161                  -

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (6/03)               2003        1.000           1.125                  -

   Capital Growth Portfolio - Class B (6/03)                    2003        1.000           1.112                  -

   Global Discovery Portfolio - Class B (6/03)                  2003        1.000           1.250                  -

   Growth and Income Portfolio - Class B (6/03)                 2003        1.000           1.125                  -

   Health Sciences Portfolio - Class B (6/03)                   2003        1.000           1.120                  -

   International Portfolio - Class B (6/03)                     2003        1.000           1.182                  -

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (6/03)         2003        1.000           1.162                  -

   Scudder Blue Chip Portfolio - Class B (6/03)                 2003        1.000           1.153                  -

   Scudder Contrarian Value Portfolio - Class B (6/03)          2003        1.000           1.160                  -

   Scudder Fixed Income Portfolio - Class B (6/03)              2003        1.000           0.986                  -

   Scudder Global Blue Chip Portfolio - Class B (6/03)          2003        1.000           1.177                  -

   Scudder Government Securities Portfolio - Class B (6/03)     2003        1.000           0.993                  -

   Scudder Growth Portfolio - Class B (6/03)                    2003        1.000           1.105                  -

   Scudder High Income Portfolio - Class B (6/03)               2003        1.000           1.089                  -

   Scudder International Select Equity Portfolio -
   Class B (6/03)                                               2003        1.000           1.207                  -

                                                                        UNIT VALUE AT                    NUMBER OF UNITS
                                                                         BEGINNING OF   UNIT VALUE AT     OUTSTANDING AT
                        PORTFOLIO NAME                          YEAR        YEAR        END OF YEAR        END OF YEAR
------------------------------------------------------------- ------- ---------------- --------------- ---------------------
   Scudder Money Market Portfolio - Class B (6/03)              2003        1.000           0.988                  -

   Scudder Small Cap Growth Portfolio - Class B (6/03)          2003        1.000           1.130                  -

   Scudder Strategic Income Portfolio - Class B (6/03)          2003        1.000           0.982                  -

   Scudder Technology Growth Portfolio - Class B (6/03)         2003        1.000           1.213                  -

   Scudder Total Return Portfolio - Class B (6/03)              2003        1.000           1.060                  -

   SVS Davis Venture Value Portfolio - Class B (6/03)           2003        1.000           1.155                  -

   SVS Dreman Financial Services Portfolio - Class B (6/03)     2003        1.000           1.127                  -

   SVS Dreman High Return Equity Portfolio - Class B (6/03)     2003        1.000           1.160                  -

   SVS Dreman Small Cap Value Portfolio - Class B (6/03)        2003        1.000           1.241                  -

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (6/03)                                               2003        1.000           1.115                  -

   SVS Focus Value & Growth Portfolio - Class B (6/03)          2003        1.000           1.155                  -

   SVS Index 500 Portfolio - Class B (6/03)                     2003        1.000           1.129                  -

   SVS INVESCO Dynamic Growth Portfolio - Class B (6/03)        2003        1.000           1.172                  -

   SVS Janus Growth And Income Portfolio - Class B (6/03)       2003        1.000           1.117                  -

   SVS Janus Growth Opportunities Portfolio - Class B (6/03)    2003        1.000           1.107                  -

   SVS MFS Strategic Value Portfolio - Class B (6/03)           2003        1.000           1.119                  -

   SVS Oak Strategic Equity Portfolio - Class B (6/03)          2003        1.000           1.191                  -

   SVS Turner Mid Cap Growth Portfolio - Class B (6/03)         2003        1.000           1.210                  -

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)    2003        1.000           1.060                  -

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (6/03)                                                2003        1.000           1.118                  -



                                      NOTES

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2003.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

ANNUAL REPORT
DECEMBER 31, 2003

                   TIC VARIABLE ANNUITY SEPARATE ACCOUNT 2002

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                         CAPITAL            MONEY      ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                      APPRECIATION          MARKET     GROWTH AND INCOME     PREMIER GROWTH
                                          FUND            PORTFOLIO   PORTFOLIO - CLASS B  PORTFOLIO - CLASS B
                                      ------------        ---------   -------------------  -------------------
ASSETS:
  Investments at market value:          $  6,202          $249,590          $202,646            $  6,117

  Receivables:
    Dividends ................                --                66                --                  --
                                        --------          --------          --------            --------

      Total Assets ...........             6,202           249,656           202,646               6,117
                                        --------          --------          --------            --------

LIABILITIES:
  Payables:
    Insurance charges ........                 1                53                56                   1
    Administrative fees ......                --                 6                 4                  --
                                        --------          --------          --------            --------

      Total Liabilities ......                 1                59                60                   1
                                        --------          --------          --------            --------

NET ASSETS:                             $  6,201          $249,597          $202,586            $  6,116
                                        ========          ========          ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                      GLOBAL GROWTH     GROWTH FUND -    GROWTH-INCOME        EMERGING
                                     FUND - CLASS 2       CLASS 2        FUND - CLASS 2       MARKETS
                                         SHARES            SHARES            SHARES          PORTFOLIO
                                     --------------     -------------    --------------      ---------
ASSETS:
  Investments at market value:          $ 48,449          $269,090          $194,448          $  1,316

  Receivables:
    Dividends ................                --                --                --                --
                                        --------          --------          --------          --------

      Total Assets ...........            48,449           269,090           194,448             1,316
                                        --------          --------          --------          --------


LIABILITIES:
  Payables:
    Insurance charges ........                14                74                54                 1
    Administrative fees ......                 1                 5                 4                --
                                        --------          --------          --------          --------

      Total Liabilities ......                15                79                58                 1
                                        --------          --------          --------          --------

NET ASSETS:                             $ 48,434          $269,011          $194,390          $  1,315
                                        ========          ========          ========          ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                           DREYFUS
    GLOBAL         DELAWARE           DREYFUS             SOCIALLY             DREYFUS             DREYFUS
POST-VENTURE       VIP REIT         MIDCAP STOCK         RESPONSIBLE       VIF APPRECIATION     VIF DEVELOPING
   CAPITAL         SERIES -     PORTFOLIO - SERVICE  GROWTH FUND, INC. -     PORTFOLIO -      LEADERS PORTFOLIO -
  PORTFOLIO     STANDARD CLASS         SHARES          SERVICE SHARES       INITIAL SHARES      INITIAL SHARES
------------    --------------  -------------------  -------------------   ----------------   -------------------
   $1,235           $8,068             $9,411              $3,368               $7,471              $3,989

       --               --                 --                  --                   --                  --
   ------           ------             ------              ------               ------              ------

    1,235            8,068              9,411               3,368                7,471               3,989
   ------           ------             ------              ------               ------              ------

       --                2                  2                   1                    2                   1
       --                1                 --                  --                   --                  --
   ------           ------             ------              ------               ------              ------

       --                3                  2                   1                    2                   1
   ------           ------             ------              ------               ------              ------

   $1,235           $8,065             $9,409              $3,367               $7,469              $3,988
   ======           ======             ======              ======               ======              ======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                              TEMPLETON
                                                                              DEVELOPING         TEMPLETON
                                         FRANKLIN                              MARKETS            FOREIGN
                                         SMALL CAP       MUTUAL SHARES        SECURITIES         SECURITIES
                                      FUND - CLASS 2   SECURITIES FUND -    FUND - CLASS 2     FUND - CLASS 2
                                          SHARES         CLASS 2 SHARES         SHARES             SHARES
                                      --------------   -----------------    --------------     --------------
ASSETS:
  Investments at market value:           $  2,796           $110,503           $  1,445           $  1,408

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                         --------           --------           --------           --------

      Total Assets ...........              2,796            110,503              1,445              1,408
                                         --------           --------           --------           --------


LIABILITIES:
  Payables:
    Insurance charges ........                  1                 31                 --                  1
    Administrative fees ......                 --                  2                 --                 --
                                         --------           --------           --------           --------

      Total Liabilities ......                  1                 33                 --                  1
                                         --------           --------           --------           --------

NET ASSETS:                              $  2,795           $110,470           $  1,445           $  1,407
                                         ========           ========           ========           ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

   TEMPLETON
    GROWTH                             DIVERSIFIED                                           SALOMON BROTHERS
  SECURITIES                            STRATEGIC        EQUITY INDEX        FUNDAMENTAL    VARIABLE EMERGING
FUND - CLASS 2      APPRECIATION          INCOME      PORTFOLIO - CLASS II      VALUE         GROWTH FUND -
    SHARES           PORTFOLIO          PORTFOLIO           SHARES            PORTFOLIO       CLASS I SHARES
--------------      ------------       -----------    --------------------   -----------    -----------------
   $18,197            $19,147            $ 1,078            $29,878            $16,685            $ 2,679

        --                 --                 --                 --                 --                 --
   -------            -------            -------            -------            -------            -------

    18,197             19,147              1,078             29,878             16,685              2,679
   -------            -------            -------            -------            -------            -------

         5                  4                 --                  6                  5                 --
        --                 --                 --                  1                 --                 --
   -------            -------            -------            -------            -------            -------

         5                  4                 --                  7                  5                 --
   -------            -------            -------            -------            -------            -------

   $18,192            $19,143            $ 1,078            $29,871            $16,680            $ 2,679
   =======            =======            =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                     SALOMON BROTHERS                                               GLOBAL
                                     VARIABLE GROWTH &                         BALANCED         LIFE SCIENCES
                                       INCOME FUND -     INVESCO VIF -       PORTFOLIO -      PORTFOLIO - SERVICE
                                      CLASS I SHARES     UTILITIES FUND     SERVICE SHARES          SHARES
                                     -----------------   --------------     --------------    -------------------
ASSETS:
  Investments at market value:            $ 1,290            $39,033            $ 3,371            $ 1,205

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                          -------            -------            -------            -------

      Total Assets ...........              1,290             39,033              3,371              1,205
                                          -------            -------            -------            -------


LIABILITIES:
  Payables:
    Insurance charges ........                 --                 10                  1                 --
    Administrative fees ......                 --                  1                 --                 --
                                          -------            -------            -------            -------

      Total Liabilities ......                 --                 11                  1                 --
                                          -------            -------            -------            -------

NET ASSETS:                               $ 1,290            $39,022            $ 3,370            $ 1,205
                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

      GLOBAL               MID CAP             WORLDWIDE            LAZARD
    TECHNOLOGY              GROWTH               GROWTH           RETIREMENT          GROWTH AND          MID-CAP
PORTFOLIO - SERVICE  PORTFOLIO - SERVICE  PORTFOLIO - SERVICE      SMALL CAP            INCOME             VALUE
      SHARES                SHARES               SHARES            PORTFOLIO          PORTFOLIO          PORTFOLIO
-------------------  -------------------  -------------------     ----------          ----------         ---------
     $ 1,428               $12,928              $ 2,582             $ 1,334            $17,408            $31,733

          --                    --                   --                  --                 --                 --
     -------               -------              -------             -------            -------            -------

       1,428                12,928                2,582               1,334             17,408             31,733
     -------               -------              -------             -------            -------            -------

          --                     4                   --                   1                  5                  9
          --                    --                   --                  --                 --                 --
     -------               -------              -------             -------            -------            -------

          --                     4                   --                   1                  5                  9
     -------               -------              -------             -------            -------            -------

     $ 1,428               $12,924              $ 2,582             $ 1,333            $17,403            $31,724
     =======               =======              =======             =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                       MERRILL LYNCH      MERRILL LYNCH       REAL RETURN        TOTAL RETURN
                                          GLOBAL            SMALL CAP         PORTFOLIO -        PORTFOLIO -
                                      ALLOCATION V.I.   VALUE V.I. FUND -    ADMINISTRATIVE     ADMINISTRATIVE
                                     FUND - CLASS III       CLASS III            CLASS              CLASS
                                     ----------------   -----------------    --------------     --------------
ASSETS:
  Investments at market value:            $ 1,075            $ 1,068            $12,531            $52,406

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                          -------            -------            -------            -------

      Total Assets ...........              1,075              1,068             12,531             52,406
                                          -------            -------            -------            -------


LIABILITIES:
  Payables:
    Insurance charges ........                  1                 --                  4                 15
    Administrative fees ......                 --                 --                 --                  1
                                          -------            -------            -------            -------

      Total Liabilities ......                  1                 --                  4                 16
                                          -------            -------            -------            -------

NET ASSETS:                               $ 1,074            $ 1,068            $12,527            $52,390
                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                                                         SCUDDER
    PUTNAM VT             PUTNAM                                                                      REAL ESTATE
  INTERNATIONAL        VT SMALL CAP                             LARGE CAP           SMALL CAP          SECURITIES
  EQUITY FUND -        VALUE FUND -         ALL CAP              GROWTH               GROWTH          PORTFOLIO -
 CLASS IB SHARES     CLASS IB SHARES     FUND - CLASS I      FUND - CLASS I       FUND - CLASS I        CLASS B
 ---------------     ---------------     --------------      --------------       --------------      -----------
    $  5,344            $ 17,352            $147,938            $  1,389            $ 18,358            $ 72,931

          --                  --                  --                  --                  --                  --
    --------            --------            --------            --------            --------            --------

       5,344              17,352             147,938               1,389              18,358              72,931
    --------            --------            --------            --------            --------            --------

           2                   4                  41                   1                   5                  19
          --                  --                   3                  --                  --                   2
    --------            --------            --------            --------            --------            --------

           2                   4                  44                   1                   5                  21
    --------            --------            --------            --------            --------            --------

    $  5,342            $ 17,348            $147,894            $  1,388            $ 18,353            $ 72,910
    ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                        21ST CENTURY           CAPITAL              GLOBAL            GROWTH AND
                                           GROWTH               GROWTH            DISCOVERY             INCOME
                                         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                           CLASS B             CLASS B             CLASS B             CLASS B
                                        ------------         -----------         -----------         -----------
ASSETS:
  Investments at market value:            $  1,126            $ 29,542            $  5,112            $109,836

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                          --------            --------            --------            --------

      Total Assets ...........               1,126              29,542               5,112             109,836
                                          --------            --------            --------            --------


LIABILITIES:
  Payables:
    Insurance charges ........                   1                   8                   1                  29
    Administrative fees ......                  --                   1                  --                   3
                                          --------            --------            --------            --------

      Total Liabilities ......                   1                   9                   1                  32
                                          --------            --------            --------            --------

NET ASSETS:                               $  1,125            $ 29,533            $  5,111            $109,804
                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                            SCUDDER
    HEALTH                                 AGGRESSIVE          SCUDDER             SCUDDER             SCUDDER
   SCIENCES          INTERNATIONAL           GROWTH           BLUE CHIP           CONTRARIAN         FIXED INCOME
  PORTFOLIO -         PORTFOLIO -         PORTFOLIO -        PORTFOLIO -      VALUE PORTFOLIO -      PORTFOLIO -
    CLASS B             CLASS B             CLASS B            CLASS B             CLASS B             CLASS B
  -----------        -------------        -----------        -----------      -----------------      ------------
   $ 32,007            $ 37,832            $  1,163            $ 32,008            $ 30,599            $232,824

         --                  --                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------

     32,007              37,832               1,163              32,008              30,599             232,824
   --------            --------            --------            --------            --------            --------

          8                  10                   1                   7                   8                  55
          1                   1                  --                   1                  --                   5
   --------            --------            --------            --------            --------            --------

          9                  11                   1                   8                   8                  60
   --------            --------            --------            --------            --------            --------

   $ 31,998            $ 37,821            $  1,162            $ 32,000            $ 30,591            $232,764
   ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                           SCUDDER             SCUDDER
                                           GLOBAL             GOVERNMENT           SCUDDER             SCUDDER
                                          BLUE CHIP           SECURITIES            GROWTH           HIGH INCOME
                                         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                           CLASS B             CLASS B             CLASS B             CLASS B
                                         -----------         -----------         -----------         -----------
ASSETS:
  Investments at market value:            $ 21,687            $ 79,712            $ 27,504            $132,031

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                          --------            --------            --------            --------

      Total Assets ...........              21,687              79,712              27,504             132,031
                                          --------            --------            --------            --------


LIABILITIES:
  Payables:
    Insurance charges ........                   6                  21                   6                  33
    Administrative fees ......                  --                   2                   1                   3
                                          --------            --------            --------            --------

      Total Liabilities ......                   6                  23                   7                  36
                                          --------            --------            --------            --------

NET ASSETS:                               $ 21,681            $ 79,689            $ 27,497            $131,995
                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

    SCUDDER                                 SCUDDER             SCUDDER             SCUDDER
 INTERNATIONAL          SCUDDER            SMALL CAP           STRATEGIC           TECHNOLOGY           SCUDDER
 SELECT EQUITY        MONEY MARKET           GROWTH             INCOME               GROWTH           TOTAL RETURN
  PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
    CLASS B             CLASS B             CLASS B             CLASS B             CLASS B             CLASS B
 -------------        ------------        -----------         -----------         -----------         ------------
   $ 50,478            $ 21,688            $ 33,321            $109,936            $  6,490            $ 29,241

         --                   4                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------

     50,478              21,692              33,321             109,936               6,490              29,241
   --------            --------            --------            --------            --------            --------

         13                   6                   9                  28                   2                   8
          1                  --                  --                   2                  --                  --
   --------            --------            --------            --------            --------            --------

         14                   6                   9                  30                   2                   8
   --------            --------            --------            --------            --------            --------

   $ 50,464            $ 21,686            $ 33,312            $109,906            $  6,488            $ 29,233
   ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                          SVS DAVIS           SVS DREMAN          SVS DREMAN          SVS DREMAN
                                           VENTURE            FINANCIAL          HIGH RETURN          SMALL CAP
                                            VALUE              SERVICES             EQUITY              VALUE
                                         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                           CLASS B             CLASS B             CLASS B             CLASS B
                                         -----------         -----------         -----------         -----------
ASSETS:
  Investments at market value:            $ 15,493            $ 16,074            $141,904            $ 33,692

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                          --------            --------            --------            --------

      Total Assets ...........              15,493              16,074             141,904              33,692
                                          --------            --------            --------            --------


LIABILITIES:
  Payables:
    Insurance charges ........                   4                   5                  36                   9
    Administrative fees ......                  --                  --                   3                  --
                                          --------            --------            --------            --------

      Total Liabilities ......                   4                   5                  39                   9
                                          --------            --------            --------            --------

NET ASSETS:                               $ 15,489            $ 16,069            $141,865            $ 33,683
                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

  SVS EAGLE
   FOCUSED                                                SVS INVESCO         SVS JANUS          SVS JANUS
  LARGE CAP          SVS FOCUS             SVS              DYNAMIC           GROWTH AND           GROWTH
   GROWTH          VALUE & GROWTH       INDEX 500           GROWTH              INCOME         OPPORTUNITIES
 PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
   CLASS B            CLASS B            CLASS B            CLASS B            CLASS B            CLASS B
 -----------       --------------      -----------        -----------        -----------       -------------
   $59,142            $12,554            $41,398            $14,513            $26,050            $ 1,108

        --                 --                 --                 --                 --                 --
   -------            -------            -------            -------            -------            -------

    59,142             12,554             41,398             14,513             26,050              1,108
   -------            -------            -------            -------            -------            -------

        15                  4                 10                  4                  7                  1
         1                 --                  1                  1                 --                 --
   -------            -------            -------            -------            -------            -------

        16                  4                 11                  5                  7                  1
   -------            -------            -------            -------            -------            -------

   $59,126            $12,550            $41,387            $14,508            $26,043            $ 1,107
   =======            =======            =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                          SVS MFS            SVS OAK          SVS TURNER
                                         STRATEGIC          STRATEGIC           MID CAP          SMITH BARNEY
                                           VALUE              EQUITY             GROWTH           LARGE CAP
                                        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -            CORE
                                          CLASS B            CLASS B            CLASS B           PORTFOLIO
                                        -----------        -----------        -----------        ------------
ASSETS:
  Investments at market value:            $14,714            $ 4,253            $ 1,210            $ 1,218

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                          -------            -------            -------            -------

      Total Assets ...........             14,714              4,253              1,210              1,218
                                          -------            -------            -------            -------


LIABILITIES:
  Payables:
    Insurance charges ........                  4                  1                 --                 --
    Administrative fees ......                 --                 --                 --                 --
                                          -------            -------            -------            -------

      Total Liabilities ......                  4                  1                 --                 --
                                          -------            -------            -------            -------

NET ASSETS:                               $14,710            $ 4,252            $ 1,210            $ 1,218
                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                 MULTIPLE             MULTIPLE
  SMITH BARNEY             MULTIPLE             DISCIPLINE           DISCIPLINE             MULTIPLE
     PREMIER              DISCIPLINE           PORTFOLIO -           PORTFOLIO -           DISCIPLINE
   SELECTIONS            PORTFOLIO -             BALANCED              GLOBAL             PORTFOLIO -          ALGER AMERICAN
     ALL CAP               ALL CAP               ALL CAP               ALL CAP             LARGE CAP              BALANCED
     GROWTH               GROWTH AND            GROWTH AND           GROWTH AND            GROWTH AND           PORTFOLIO -
    PORTFOLIO               VALUE                 VALUE                 VALUE                VALUE             CLASS S SHARES
  ------------           -----------           -----------           ----------           -----------          --------------
   $    1,317            $  353,728            $1,333,867            $    9,500            $   13,120            $  128,834

           --                    --                    --                    --                    --                    --
   ----------            ----------            ----------            ----------            ----------            ----------

        1,317               353,728             1,333,867                 9,500                13,120               128,834
   ----------            ----------            ----------            ----------            ----------            ----------

           --                    99                   395                     2                     4                    31
           --                     7                    28                    --                    --                     3
   ----------            ----------            ----------            ----------            ----------            ----------

           --                   106                   423                     2                     4                    34
   ----------            ----------            ----------            ----------            ----------            ----------

   $    1,317            $  353,622            $1,333,444            $    9,498            $   13,116            $  128,800
   ==========            ==========            ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                      ALGER AMERICAN
                                         LEVERAGED                           DISCIPLINED
                                          ALLCAP          CONVERTIBLE          MID CAP              EQUITY
                                        PORTFOLIO -        SECURITIES           STOCK               INCOME
                                      CLASS S SHARES       PORTFOLIO          PORTFOLIO           PORTFOLIO
                                      --------------      -----------        -----------          ---------
ASSETS:
  Investments at market value:            $ 3,354            $31,803            $ 2,703            $14,755

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                          -------            -------            -------            -------

      Total Assets ...........              3,354             31,803              2,703             14,755
                                          -------            -------            -------            -------


LIABILITIES:
  Payables:
    Insurance charges ........                  1                  7                  1                  4
    Administrative fees ......                 --                  1                 --                  1
                                          -------            -------            -------            -------

      Total Liabilities ......                  1                  8                  1                  5
                                          -------            -------            -------            -------

NET ASSETS:                               $ 3,353            $31,795            $ 2,702            $14,750
                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                            LAZARD          MERRILL LYNCH           MFS
  FEDERATED          FEDERATED                           INTERNATIONAL        LARGE CAP           EMERGING
 HIGH YIELD            STOCK            LARGE CAP            STOCK               CORE              GROWTH
  PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
 ----------          ---------          ---------        -------------      -------------        ---------
   $ 3,066            $ 2,590            $ 2,454            $ 1,329            $20,345            $17,726

        --                 --                 --                 --                 --                 --
   -------            -------            -------            -------            -------            -------

     3,066              2,590              2,454              1,329             20,345             17,726
   -------            -------            -------            -------            -------            -------

         1                 --                 --                 --                  5                  4
        --                 --                 --                 --                 --                  1
   -------            -------            -------            -------            -------            -------

         1                 --                 --                 --                  5                  5
   -------            -------            -------            -------            -------            -------

   $ 3,065            $ 2,590            $ 2,454            $ 1,329            $20,340            $17,721
   =======            =======            =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                            MFS
                                          MID CAP            PIONEER           TRAVELERS         AIM CAPITAL
                                          GROWTH               FUND           QUALITY BOND       APPRECIATION
                                         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                         ---------          ---------         ------------       ------------
ASSETS:
  Investments at market value:            $16,561            $ 1,215            $37,622            $ 1,263

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                          -------            -------            -------            -------

      Total Assets ...........             16,561              1,215             37,622              1,263
                                          -------            -------            -------            -------


LIABILITIES:
  Payables:
    Insurance charges ........                  4                 --                  9                 --
    Administrative fees ......                  1                 --                  1                 --
                                          -------            -------            -------            -------

      Total Liabilities ......                  5                 --                 10                 --
                                          -------            -------            -------            -------

NET ASSETS:                               $16,556            $ 1,215            $37,612            $ 1,263
                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                          SB                                                                         SMITH BARNEY
                   ADJUSTABLE RATE       SMITH BARNEY                            SMITH BARNEY           LARGE
      MFS               INCOME            AGGRESSIVE         SMITH BARNEY          LARGE CAP        CAPITALIZATION
 TOTAL RETURN        PORTFOLIO -            GROWTH            HIGH INCOME            VALUE              GROWTH
   PORTFOLIO        CLASS I SHARES        PORTFOLIO            PORTFOLIO           PORTFOLIO          PORTFOLIO
 ------------      ---------------       ------------        ------------        ------------       --------------
   $ 32,696            $    999            $127,600            $  1,187            $  2,604            $ 20,560

         --                  --                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------

     32,696                 999             127,600               1,187               2,604              20,560
   --------            --------            --------            --------            --------            --------

          9                  --                  35                  --                  --                   5
          1                  --                   2                  --                  --                  --
   --------            --------            --------            --------            --------            --------

         10                  --                  37                  --                  --                   5
   --------            --------            --------            --------            --------            --------

   $ 32,686            $    999            $127,563            $  1,187            $  2,604            $ 20,555
   ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                       SMITH BARNEY                                               TRAVELERS
                                          MID CAP          SMITH BARNEY        STRATEGIC           MANAGED
                                           CORE            MONEY MARKET          EQUITY             INCOME
                                         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                       ------------        ------------        ---------          ---------
ASSETS:
  Investments at market value:            $ 1,317            $35,900            $ 2,546            $ 2,081

  Receivables:
    Dividends ................                 --                  8                 --                 --
                                          -------            -------            -------            -------

      Total Assets ...........              1,317             35,908              2,546              2,081
                                          -------            -------            -------            -------


LIABILITIES:
  Payables:
    Insurance charges ........                 --                  8                  1                 --
    Administrative fees ......                 --                  1                 --                 --
                                          -------            -------            -------            -------

      Total Liabilities ......                 --                  9                  1                 --
                                          -------            -------            -------            -------

NET ASSETS:                               $ 1,317            $35,899            $ 2,545            $ 2,081
                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                                             SMITH BARNEY
                                        EMERGING                              SMALL CAP
 VAN KAMPEN           COMSTOCK           GROWTH           ENTERPRISE            GROWTH         CONTRAFUND(R)
 ENTERPRISE         PORTFOLIO -       PORTFOLIO -         PORTFOLIO -       OPPORTUNITIES       PORTFOLIO -
  PORTFOLIO       CLASS II SHARES    CLASS I SHARES     CLASS II SHARES       PORTFOLIO        SERVICE CLASS
 ----------       ---------------    --------------     ---------------     -------------      -------------
   $ 1,231            $26,031            $ 7,910            $ 2,460            $ 1,440            $ 2,582

        --                 --                 --                 --                 --                 --
   -------            -------            -------            -------            -------            -------

     1,231             26,031              7,910              2,460              1,440              2,582
   -------            -------            -------            -------            -------            -------

        --                  5                  3                 --                  1                 --
        --                  1                 --                 --                 --                 --
   -------            -------            -------            -------            -------            -------

        --                  6                  3                 --                  1                 --
   -------            -------            -------            -------            -------            -------

   $ 1,231            $26,025            $ 7,907            $ 2,460            $ 1,439            $ 2,582
   =======            =======            =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2003

                                                             DYNAMIC CAPITAL
                                        CONTRAFUND(R)          APPRECIATION             MID CAP
                                         PORTFOLIO -           PORTFOLIO -            PORTFOLIO -
                                       SERVICE CLASS 2       SERVICE CLASS 2        SERVICE CLASS 2          COMBINED
                                       ---------------       ---------------        ---------------          --------
ASSETS:
  Investments at market value:            $   52,653            $    1,254            $    8,491            $5,394,074

  Receivables:
    Dividends ................                    --                    --                    --                    78
                                          ----------            ----------            ----------            ----------

      Total Assets ...........                52,653                 1,254                 8,491             5,394,152
                                          ----------            ----------            ----------            ----------


LIABILITIES:
  Payables:
    Insurance charges ........                    12                    --                     2                 1,445
    Administrative fees ......                     1                    --                    --                   107
                                          ----------            ----------            ----------            ----------

      Total Liabilities ......                    13                    --                     2                 1,552
                                          ----------            ----------            ----------            ----------

NET ASSETS:                               $   52,640            $    1,254            $    8,489            $5,392,600
                                          ==========            ==========            ==========            ==========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                             STATEMENT OF OPERATIONS
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                          ALLIANCEBERNSTEIN
                                                                                              GROWTH AND
                                                          CAPITAL             MONEY             INCOME       ALLIANCEBERNSTEIN
                                                       APPRECIATION           MARKET         PORTFOLIO -       PREMIER GROWTH
                                                           FUND             PORTFOLIO          CLASS B       PORTFOLIO - CLASS B
                                                       ------------         ---------     -----------------  -------------------
INVESTMENT INCOME:
  Dividends ...................................          $      3           $    283           $  1,397           $     --
                                                         --------           --------           --------           --------

EXPENSES:
  Insurance charges ...........................                66                632              2,738                 48
  Administrative fees .........................                 6                 60                201                  5
                                                         --------           --------           --------           --------

    Total expenses ............................                72                692              2,939                 53
                                                         --------           --------           --------           --------

      Net investment income (loss) ............               (69)              (409)            (1,542)               (53)
                                                         --------           --------           --------           --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments                 8                 --                828                  4
                                                         --------           --------           --------           --------

      Realized gain (loss) ....................                 8                 --                828                  4
                                                         --------           --------           --------           --------

    Change in unrealized gain (loss)
      on investments ..........................             1,262                 --             46,268                640
                                                         --------           --------           --------           --------

  Net increase (decrease) in net assets
    resulting from operations .................          $  1,201           $   (409)          $ 45,554           $    591
                                                         ========           ========           ========           ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                          GLOBAL
                                                          GROWTH             GROWTH
                                                          FUND -             FUND -         GROWTH-INCOME        EMERGING
                                                          CLASS 2            CLASS 2        FUND - CLASS 2       MARKETS
                                                          SHARES             SHARES             SHARES          PORTFOLIO
                                                         --------           --------        --------------      ---------
INVESTMENT INCOME:
  Dividends ...................................          $     47           $    248           $  1,517          $     --
                                                         --------           --------           --------          --------

EXPENSES:
  Insurance charges ...........................               297              2,706              1,133                15
  Administrative fees .........................                22                203                 86                 1
                                                         --------           --------           --------          --------

    Total expenses ............................               319              2,909              1,219                16
                                                         --------           --------           --------          --------

      Net investment income (loss) ............              (272)            (2,661)               298               (16)
                                                         --------           --------           --------          --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                --
    Realized gain (loss) on sale of investments               202              1,325                 85                 2
                                                         --------           --------           --------          --------

      Realized gain (loss) ....................               202              1,325                 85                 2
                                                         --------           --------           --------          --------

    Change in unrealized gain (loss)
      on investments ..........................             5,602             46,540             18,369               329
                                                         --------           --------           --------          --------


  Net increase (decrease) in net assets
    resulting from operations .................          $  5,532           $ 45,204           $ 18,752          $    315
                                                         ========           ========           ========          ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                             DREYFUS
                                         DREYFUS            SOCIALLY                             DREYFUS
   GLOBAL             DELAWARE            MIDCAP           RESPONSIBLE         DREYFUS        VIF DEVELOPING
POST-VENTURE          VIP REIT            STOCK              GROWTH        VIF APPRECIATION      LEADERS
   CAPITAL            SERIES -         PORTFOLIO -        FUND, INC. -       PORTFOLIO -       PORTFOLIO -
  PORTFOLIO        STANDARD CLASS     SERVICE SHARES     SERVICE SHARES     INITIAL SHARES    INITIAL SHARES
------------       --------------     --------------     --------------     --------------    --------------
   $    --            $    --            $    13            $    --            $    86           $     1
   -------            -------            -------            -------            -------           -------

        15                 51                 47                 41                 61                42
        --                  4                  3                  2                  6                 4
   -------            -------            -------            -------            -------           -------

        15                 55                 50                 43                 67                46
   -------            -------            -------            -------            -------           -------

       (15)               (55)               (37)               (43)                19               (45)
   -------            -------            -------            -------            -------           -------

        --                 --                 --                 --                 --                --
         2                 53                471                  2                  5                 7
   -------            -------            -------            -------            -------           -------

         2                 53                471                  2                  5                 7
   -------            -------            -------            -------            -------           -------

       248              1,034                360                408                921             1,026
   -------            -------            -------            -------            -------           -------

   $   235            $ 1,032            $   794            $   367            $   945           $   988
   =======            =======            =======            =======            =======           =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                  TEMPLETON          TEMPLETON
                                                          FRANKLIN         MUTUAL SHARES          DEVELOPING          FOREIGN
                                                          SMALL CAP          SECURITIES            MARKETS           SECURITIES
                                                       FUND - CLASS 2      FUND - CLASS 2     SECURITIES FUND -    FUND - CLASS 2
                                                           SHARES              SHARES           CLASS 2 SHARES         SHARES
                                                       --------------      --------------     -----------------    --------------
INVESTMENT INCOME:
  Dividends ...................................           $     --            $    840            $     13            $     19
                                                          --------            --------            --------            --------

EXPENSES:
  Insurance charges ...........................                 31               1,408                  13                  15
  Administrative fees .........................                  3                 103                   1                   1
                                                          --------            --------            --------            --------

    Total expenses ............................                 34               1,511                  14                  16
                                                          --------            --------            --------            --------

      Net investment income (loss) ............                (34)               (671)                 (1)                  3
                                                          --------            --------            --------            --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --                  --
    Realized gain (loss) on sale of investments                  6                 595                   2                   3
                                                          --------            --------            --------            --------

      Realized gain (loss) ....................                  6                 595                   2                   3
                                                          --------            --------            --------            --------

    Change in unrealized gain (loss)
      on investments ..........................                823              20,544                 444                 401
                                                          --------            --------            --------            --------


  Net increase (decrease) in net assets
    resulting from operations .................           $    795            $ 20,468            $    445            $    407
                                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                            SALOMON BROTHERS
    TEMPLETON                                                                                   VARIABLE
     GROWTH                             DIVERSIFIED         EQUITY                              EMERGING
   SECURITIES                            STRATEGIC           INDEX          FUNDAMENTAL          GROWTH
 FUND - CLASS 2      APPRECIATION          INCOME         PORTFOLIO -          VALUE         FUND - CLASS I
     SHARES           PORTFOLIO          PORTFOLIO      CLASS II SHARES      PORTFOLIO           SHARES
 --------------      ------------       -----------     ---------------     -----------     ----------------
    $    18            $   111            $    62           $   259           $    86            $    --
    -------            -------            -------           -------           -------            -------

         83                171                 14               113               162                 28
          6                 15                 --                10                12                  3
    -------            -------            -------           -------           -------            -------

         89                186                 14               123               174                 31
    -------            -------            -------           -------           -------            -------

        (71)               (75)                48               136               (88)               (31)
    -------            -------            -------           -------           -------            -------

         --                 --                 --                --                --                 --
          6                  9                  1                24                15                  5
    -------            -------            -------           -------           -------            -------

          6                  9                  1                24                15                  5
    -------            -------            -------           -------           -------            -------

      1,894              2,209                 29             2,073             2,773                705
    -------            -------            -------           -------           -------            -------

    $ 1,829            $ 2,143            $    78           $ 2,233           $ 2,700            $   679
    =======            =======            =======           =======           =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     SALOMON BROTHERS                                          GLOBAL
                                                     VARIABLE GROWTH &                      BALANCED       LIFE SCIENCES
                                                       INCOME FUND -    INVESCO VIF -     PORTFOLIO -       PORTFOLIO -
                                                      CLASS I SHARES    UTILITIES FUND   SERVICE SHARES    SERVICE SHARES
                                                     -----------------  --------------   --------------    --------------
INVESTMENT INCOME:
  Dividends ...................................           $    3            $  427           $   58           $   --
                                                          ------            ------           ------           ------

EXPENSES:
  Insurance charges ...........................               14               185               38               13
  Administrative fees .........................               --                14                3               --
                                                          ------            ------           ------           ------

    Total expenses ............................               14               199               41               13
                                                          ------            ------           ------           ------

      Net investment income (loss) ............              (11)              228               17              (13)
                                                          ------            ------           ------           ------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --               --               --
    Realized gain (loss) on sale of investments                2                 4                2                1
                                                          ------            ------           ------           ------

      Realized gain (loss) ....................                2                 4                2                1
                                                          ------            ------           ------           ------

    Change in unrealized gain (loss)
      on investments ..........................              299             2,546              351              217
                                                          ------            ------           ------           ------


  Net increase (decrease) in net assets
    resulting from operations .................           $  290            $2,778           $  370           $  205
                                                          ======            ======           ======           ======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

     GLOBAL            MID CAP           WORLDWIDE           LAZARD
   TECHNOLOGY           GROWTH             GROWTH          RETIREMENT          GROWTH AND         MID-CAP
   PORTFOLIO -       PORTFOLIO -        PORTFOLIO -         SMALL CAP            INCOME            VALUE
 SERVICE SHARES     SERVICE SHARES     SERVICE SHARES       PORTFOLIO          PORTFOLIO         PORTFOLIO
 --------------     --------------     --------------      ----------          ----------        ---------
    $    --            $    --            $    19            $    --            $   103           $   147
    -------            -------            -------            -------            -------           -------

         15                143                 27                 12                 58               201
          2                 11                  3                  1                  5                15
    -------            -------            -------            -------            -------           -------

         17                154                 30                 13                 63               216
    -------            -------            -------            -------            -------           -------

        (17)              (154)               (11)               (13)                40               (69)
    -------            -------            -------            -------            -------           -------

         --                 --                 --                 --                 --               304
          4                 13                  4                  2                  4                10
    -------            -------            -------            -------            -------           -------

          4                 13                  4                  2                  4               314
    -------            -------            -------            -------            -------           -------

        441              2,078                589                344              1,451             2,866
    -------            -------            -------            -------            -------           -------

    $   428            $ 1,937            $   582            $   333            $ 1,495           $ 3,111
    =======            =======            =======            =======            =======           =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     MERRILL LYNCH    MERRILL LYNCH
                                                        GLOBAL          SMALL CAP      REAL RETURN      TOTAL RETURN
                                                    ALLOCATION V.I.     VALUE V.I.     PORTFOLIO -      PORTFOLIO -
                                                        FUND -            FUND -      ADMINISTRATIVE   ADMINISTRATIVE
                                                       CLASS III        CLASS III         CLASS            CLASS
                                                    ---------------   -------------   --------------   --------------
INVESTMENT INCOME:
  Dividends ...................................           $  30           $   2           $  50            $ 415
                                                          -----           -----           -----            -----

EXPENSES:
  Insurance charges ...........................               2               2             126              332
  Administrative fees .........................              --              --               9               25
                                                          -----           -----           -----            -----

    Total expenses ............................               2               2             135              357
                                                          -----           -----           -----            -----

      Net investment income (loss) ............              28              --             (85)              58
                                                          -----           -----           -----            -----

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --              --             224              407
    Realized gain (loss) on sale of investments              --              --              (3)             154
                                                          -----           -----           -----            -----

      Realized gain (loss) ....................              --              --             221              561
                                                          -----           -----           -----            -----

    Change in unrealized gain (loss)
      on investments ..........................              46              68             (92)            (192)
                                                          -----           -----           -----            -----


  Net increase (decrease) in net assets
    resulting from operations .................           $  74           $  68           $  44            $ 427
                                                          =====           =====           =====            =====

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

   PUTNAM VT
 INTERNATIONAL          PUTNAM VT                                                                       SMALL CAP
    EQUITY              SMALL CAP            ALL CAP            INVESTORS           LARGE CAP             GROWTH
    FUND -             VALUE FUND -           FUND -             FUND -           GROWTH FUND -           FUND -
CLASS IB SHARES      CLASS IB SHARES         CLASS I             CLASS I             CLASS I             CLASS I
---------------      ---------------        --------            --------          -------------         ---------
    $     10            $      8            $    321            $     --            $     --            $     --
    --------            --------            --------            --------            --------            --------

          36                  68               1,938                  12                  15                 191
           3                   6                 142                  --                   1                  14
    --------            --------            --------            --------            --------            --------

          39                  74               2,080                  12                  16                 205
    --------            --------            --------            --------            --------            --------

         (29)                (66)             (1,759)                (12)                (16)               (205)
    --------            --------            --------            --------            --------            --------

          --                  --                  --                  --                  --                  --
           3                  48                 994                 261                   3                  24
    --------            --------            --------            --------            --------            --------

           3                  48                 994                 261                   3                  24
    --------            --------            --------            --------            --------            --------

         840               2,292              40,806                  --                 401               4,092
    --------            --------            --------            --------            --------            --------

    $    814            $  2,274            $ 40,041            $    249            $    388            $  3,911
    ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                          SCUDDER
                                                        REAL ESTATE        21ST CENTURY         CAPITAL             GLOBAL
                                                        SECURITIES            GROWTH             GROWTH           DISCOVERY
                                                        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
                                                          CLASS B            CLASS B            CLASS B            CLASS B
                                                        -----------        ------------       -----------        -----------
INVESTMENT INCOME:
  Dividends ...................................           $    --            $    --            $    --            $    --
                                                          -------            -------            -------            -------

EXPENSES:
  Insurance charges ...........................               319                 14                107                 17
  Administrative fees .........................                25                 --                  8                 --
                                                          -------            -------            -------            -------

    Total expenses ............................               344                 14                115                 17
                                                          -------            -------            -------            -------

      Net investment income (loss) ............              (344)               (14)              (115)               (17)
                                                          -------            -------            -------            -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments               199                  1                358                  1
                                                          -------            -------            -------            -------

      Realized gain (loss) ....................               199                  1                358                  1
                                                          -------            -------            -------            -------

    Change in unrealized gain (loss)
      on investments ..........................             5,335                138              1,398                358
                                                          -------            -------            -------            -------


  Net increase (decrease) in net assets
    resulting from operations .................           $ 5,190            $   125            $ 1,641            $   342
                                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                            SCUDDER                               SCUDDER
 GROWTH AND            HEALTH                             AGGRESSIVE           SCUDDER           CONTRARIAN
   INCOME             SCIENCES        INTERNATIONAL         GROWTH            BLUE CHIP            VALUE
 PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
   CLASS B            CLASS B            CLASS B            CLASS B            CLASS B            CLASS B
 -----------        -----------       -------------       -----------        -----------        -----------
   $    --            $    --            $    --            $    --            $    --            $    --
   -------            -------            -------            -------            -------            -------

       203                137                123                 14                109                 97
        16                 11                  9                 --                 10                  7
   -------            -------            -------            -------            -------            -------

       219                148                132                 14                119                104
   -------            -------            -------            -------            -------            -------

      (219)              (148)              (132)               (14)              (119)              (104)
   -------            -------            -------            -------            -------            -------

        --                 --                 --                 --                 --                 --
         4                173                 26                  1                 40                  4
   -------            -------            -------            -------            -------            -------

         4                173                 26                  1                 40                  4
   -------            -------            -------            -------            -------            -------

     4,611              2,058              2,974                175              2,076              2,228
   -------            -------            -------            -------            -------            -------

   $ 4,396            $ 2,083            $ 2,868            $   162            $ 1,997            $ 2,128
   =======            =======            =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                          SCUDDER            SCUDDER            SCUDDER
                                                           FIXED              GLOBAL           GOVERNMENT          SCUDDER
                                                          INCOME            BLUE CHIP          SECURITIES           GROWTH
                                                        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
                                                          CLASS B            CLASS B            CLASS B            CLASS B
                                                        -----------        -----------        -----------        -----------
INVESTMENT INCOME:
  Dividends ...................................           $    --            $    --            $    --            $    --
                                                          -------            -------            -------            -------

EXPENSES:
  Insurance charges ...........................               549                 71                414                134
  Administrative fees .........................                45                  5                 33                 12
                                                          -------            -------            -------            -------

    Total expenses ............................               594                 76                447                146
                                                          -------            -------            -------            -------

      Net investment income (loss) ............              (594)               (76)              (447)              (146)
                                                          -------            -------            -------            -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments                54                  4                  4                141
                                                          -------            -------            -------            -------

      Realized gain (loss) ....................                54                  4                  4                141
                                                          -------            -------            -------            -------

    Change in unrealized gain (loss)
      on investments ..........................               941              1,660                772              1,567
                                                          -------            -------            -------            -------


  Net increase (decrease) in net assets
    resulting from operations .................           $   401            $ 1,588            $   329            $ 1,562
                                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                      SCUDDER
                   INTERNATIONAL                            SCUDDER            SCUDDER            SCUDDER
   SCUDDER             SELECT            SCUDDER           SMALL CAP          STRATEGIC          TECHNOLOGY
 HIGH INCOME           EQUITY          MONEY MARKET         GROWTH              INCOME             GROWTH
 PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
   CLASS B            CLASS B            CLASS B            CLASS B            CLASS B            CLASS B
 -----------       -------------       ------------       -----------        -----------        -----------
   $    --            $    --            $    15            $    --            $    --            $    --
   -------            -------            -------            -------            -------            -------

       644                193                111                141                499                 40
        52                 14                  9                 10                 41                  2
   -------            -------            -------            -------            -------            -------

       696                207                120                151                540                 42
   -------            -------            -------            -------            -------            -------

      (696)              (207)              (105)              (151)              (540)               (42)
   -------            -------            -------            -------            -------            -------

        --                 --                 --                 --                 --                 --
       779                345                 --                405                  8                  2
   -------            -------            -------            -------            -------            -------

       779                345                 --                405                  8                  2
   -------            -------            -------            -------            -------            -------

     6,749              4,646                 --              1,580              2,185                538
   -------            -------            -------            -------            -------            -------

   $ 6,832            $ 4,784            $  (105)           $ 1,834            $ 1,653            $   498
   =======            =======            =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                             SVS DAVIS            SVS DREMAN          SVS DREMAN
                                                          SCUDDER             VENTURE             FINANCIAL          HIGH RETURN
                                                       TOTAL RETURN            VALUE               SERVICES             EQUITY
                                                        PORTFOLIO -         PORTFOLIO -          PORTFOLIO -         PORTFOLIO -
                                                          CLASS B             CLASS B              CLASS B             CLASS B
                                                       ------------         -----------          -----------         -----------
INVESTMENT INCOME:
  Dividends ...................................           $     --            $     --            $     --            $     --
                                                          --------            --------            --------            --------

EXPENSES:
  Insurance charges ...........................                 58                 112                  43                 491
  Administrative fees .........................                  4                   9                   3                  40
                                                          --------            --------            --------            --------

    Total expenses ............................                 62                 121                  46                 531
                                                          --------            --------            --------            --------

      Net investment income (loss) ............                (62)               (121)                (46)               (531)
                                                          --------            --------            --------            --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --                  --                  --                  --
    Realized gain (loss) on sale of investments                  1               1,046                   1                 129
                                                          --------            --------            --------            --------

      Realized gain (loss) ....................                  1               1,046                   1                 129
                                                          --------            --------            --------            --------

    Change in unrealized gain (loss)
      on investments ..........................                715               1,313                 804              11,383
                                                          --------            --------            --------            --------


  Net increase (decrease) in net assets
    resulting from operations .................           $    654            $  2,238            $    759            $ 10,981
                                                          ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                     SVS EAGLE
 SVS DREMAN           FOCUSED           SVS FOCUS                            SVS INVESCO         SVS JANUS
  SMALL CAP          LARGE CAP           VALUE &              SVS              DYNAMIC           GROWTH AND
    VALUE              GROWTH             GROWTH           INDEX 500            GROWTH             INCOME
 PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
   CLASS B            CLASS B            CLASS B            CLASS B            CLASS B            CLASS B
 -----------        -----------        -----------        -----------        -----------        -----------
   $    --            $    --            $    --            $    --            $    --            $    --
   -------            -------            -------            -------            -------            -------

       164                201                 63                194                 41                 69
        13                 15                  5                 15                  3                  5
   -------            -------            -------            -------            -------            -------

       177                216                 68                209                 44                 74
   -------            -------            -------            -------            -------            -------

      (177)              (216)               (68)              (209)               (44)               (74)
   -------            -------            -------            -------            -------            -------

        --                 --                 --                 --                 --                 --
       361                  8                  3                 44                  2                  3
   -------            -------            -------            -------            -------            -------

       361                  8                  3                 44                  2                  3
   -------            -------            -------            -------            -------            -------

     3,939              3,539              1,162              3,865                668              1,223
   -------            -------            -------            -------            -------            -------

   $ 4,123            $ 3,331            $ 1,097            $ 3,700            $   626            $ 1,152
   =======            =======            =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                        SVS JANUS         SVS MFS          SVS OAK         SVS TURNER
                                                         GROWTH          STRATEGIC        STRATEGIC         MID CAP
                                                      OPPORTUNITIES        VALUE            EQUITY           GROWTH
                                                       PORTFOLIO -      PORTFOLIO -      PORTFOLIO -      PORTFOLIO -
                                                         CLASS B          CLASS B          CLASS B          CLASS B
                                                      -------------     -----------      -----------      -----------
INVESTMENT INCOME:
  Dividends ...................................           $  --            $  --            $  --            $  --
                                                          -----            -----            -----            -----

EXPENSES:
  Insurance charges ...........................              14               21               16               15
  Administrative fees .........................              --                1               --               --
                                                          -----            -----            -----            -----

    Total expenses ............................              14               22               16               15
                                                          -----            -----            -----            -----

      Net investment income (loss) ............             (14)             (22)             (16)             (15)
                                                          -----            -----            -----            -----

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................              --               --               --               --
    Realized gain (loss) on sale of investments              --                1                1                2
                                                          -----            -----            -----            -----

      Realized gain (loss) ....................              --                1                1                2
                                                          -----            -----            -----            -----

    Change in unrealized gain (loss)
      on investments ..........................             121              425              267              223
                                                          -----            -----            -----            -----


  Net increase (decrease) in net assets
    resulting from operations .................           $ 107            $ 404            $ 252            $ 210
                                                          =====            =====            =====            =====

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                MULTIPLE             MULTIPLE
                      SMITH BARNEY           MULTIPLE          DISCIPLINE           DISCIPLINE          MULTIPLE
                        PREMIER             DISCIPLINE         PORTFOLIO -         PORTFOLIO -         DISCIPLINE
 SMITH BARNEY          SELECTIONS          PORTFOLIO -          BALANCED              GLOBAL          PORTFOLIO -
   LARGE CAP            ALL CAP              ALL CAP             ALL CAP             ALL CAP           LARGE CAP
     CORE                GROWTH             GROWTH AND         GROWTH AND           GROWTH AND         GROWTH AND
   PORTFOLIO           PORTFOLIO              VALUE               VALUE               VALUE              VALUE
 ------------         ------------         -----------         -----------         -----------        -----------
    $      5            $     --            $    149            $  3,336            $     16            $     30
    --------            --------            --------            --------            --------            --------

          14                  15               2,647               6,070                  93                  72
          --                   1                 194                 409                   9                   6
    --------            --------            --------            --------            --------            --------

          14                  16               2,841               6,479                 102                  78
    --------            --------            --------            --------            --------            --------

          (9)                (16)             (2,692)             (3,143)                (86)                (48)
    --------            --------            --------            --------            --------            --------

          --                  --                   8                   5                  32                  62
           2                   2                 103                 169                  94                   4
    --------            --------            --------            --------            --------            --------

           2                   2                 111                 174                 126                  66
    --------            --------            --------            --------            --------            --------

         225                 331              34,727              60,347               1,217               1,098
    --------            --------            --------            --------            --------            --------

    $    218            $    317            $ 32,146            $ 57,378            $  1,257            $  1,116
    ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                         ALGER AMERICAN
                                                      ALGER AMERICAN       LEVERAGED                            DISCIPLINED
                                                         BALANCED            ALLCAP          CONVERTIBLE          MID CAP
                                                        PORTFOLIO -       PORTFOLIO -         SECURITIES           STOCK
                                                      CLASS S SHARES     CLASS S SHARES       PORTFOLIO          PORTFOLIO
                                                      --------------     --------------      -----------        -----------
INVESTMENT INCOME:
  Dividends ...................................           $    --            $    --            $   863           $     7
                                                          -------            -------            -------           -------

EXPENSES:
  Insurance charges ...........................               497                 42                 99                28
  Administrative fees .........................                42                  2                  8                 3
                                                          -------            -------            -------           -------

    Total expenses ............................               539                 44                107                31
                                                          -------            -------            -------           -------

      Net investment income (loss) ............              (539)               (44)               756               (24)
                                                          -------            -------            -------           -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                --
    Realized gain (loss) on sale of investments                80                  3                  3                 5
                                                          -------            -------            -------           -------

      Realized gain (loss) ....................                80                  3                  3                 5
                                                          -------            -------            -------           -------

    Change in unrealized gain (loss)
      on investments ..........................             6,127                394                676               721
                                                          -------            -------            -------           -------


  Net increase (decrease) in net assets
    resulting from operations .................           $ 5,668            $   353            $ 1,435           $   702
                                                          =======            =======            =======           =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                               LAZARD        MERRILL LYNCH
   EQUITY            FEDERATED          FEDERATED                          INTERNATIONAL       LARGE CAP
   INCOME            HIGH YIELD           STOCK           LARGE CAP            STOCK              CORE
  PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
  ---------          ----------         ---------         ---------        -------------     -------------
   $   118            $   204            $    34           $     9            $    21           $   125
   -------            -------            -------           -------            -------           -------

       160                 15                 27                26                 14               109
        12                 --                  3                 3                  1                 9
   -------            -------            -------           -------            -------           -------

       172                 15                 30                29                 15               118
   -------            -------            -------           -------            -------           -------

       (54)               189                  4               (20)                 6                 7
   -------            -------            -------           -------            -------           -------

        --                 --                 --                --                 --                --
        11                  1                  4                 3                  2                45
   -------            -------            -------           -------            -------           -------

        11                  1                  4                 3                  2                45
   -------            -------            -------           -------            -------           -------

     2,040                (20)               582               471                321             1,028
   -------            -------            -------           -------            -------           -------

   $ 1,997            $   170            $   590           $   454            $   329           $ 1,080
   =======            =======            =======           =======            =======           =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                               MFS                               TRAVELERS
                                                       MFS EMERGING          MID CAP            PIONEER           QUALITY
                                                          GROWTH              GROWTH              FUND              BOND
                                                         PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                       ------------         ---------          ---------         ---------
INVESTMENT INCOME:
  Dividends ...................................           $    --            $    --            $    16           $ 1,759
                                                          -------            -------            -------           -------

EXPENSES:
  Insurance charges ...........................               158                 59                 12               128
  Administrative fees .........................                14                  5                 --                12
                                                          -------            -------            -------           -------

    Total expenses ............................               172                 64                 12               140
                                                          -------            -------            -------           -------

      Net investment income (loss) ............              (172)               (64)                 4             1,619
                                                          -------            -------            -------           -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 4
    Realized gain (loss) on sale of investments                 9                  2                  1                 2
                                                          -------            -------            -------           -------

      Realized gain (loss) ....................                 9                  2                  1                 6
                                                          -------            -------            -------           -------

    Change in unrealized gain (loss)
      on investments ..........................             1,884                622                210            (1,155)
                                                          -------            -------            -------           -------


  Net increase (decrease) in net assets
    resulting from operations .................           $ 1,721            $   560            $   215           $   470
                                                          =======            =======            =======           =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                       SB ADJUSTABLE        SMITH BARNEY                           SMITH BARNEY
  AIM CAPITAL            MFS            RATE INCOME          AGGRESSIVE         SMITH BARNEY        LARGE CAP
 APPRECIATION        TOTAL RETURN       PORTFOLIO -            GROWTH           HIGH INCOME           VALUE
   PORTFOLIO          PORTFOLIO        CLASS I SHARES         PORTFOLIO          PORTFOLIO          PORTFOLIO
 ------------        ------------      --------------       ------------        ------------       ------------
   $     --            $    691           $      3            $     --            $     82           $     40
   --------            --------           --------            --------            --------           --------

         14                 251                  4               1,640                  14                 29
         --                  19                 --                 122                  --                  3
   --------            --------           --------            --------            --------           --------

         14                 270                  4               1,762                  14                 32
   --------            --------           --------            --------            --------           --------

        (14)                421                 (1)             (1,762)                 68                  8
   --------            --------           --------            --------            --------           --------

         --                  --                 --                  --                  --                 --
          2                   6                 --                 411                   1                  4
   --------            --------           --------            --------            --------           --------

          2                   6                 --                 411                   1                  4
   --------            --------           --------            --------            --------           --------

        275               1,523                 --              25,306                 118                592
   --------            --------           --------            --------            --------           --------

   $    263            $  1,950           $     (1)           $ 23,955            $    187           $    604
   ========            ========           ========            ========            ========           ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                       SMITH BARNEY
                                                           LARGE           SMITH BARNEY       SMITH BARNEY
                                                      CAPITALIZATION         MID CAP             MONEY            STRATEGIC
                                                          GROWTH               CORE              MARKET             EQUITY
                                                         PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                      --------------       ------------       ------------        ---------
INVESTMENT INCOME:
  Dividends ...................................           $     4            $    --            $   195            $    --
                                                          -------            -------            -------            -------

EXPENSES:
  Insurance charges ...........................               181                 15                654                 27
  Administrative fees .........................                16                  1                 48                  3
                                                          -------            -------            -------            -------

    Total expenses ............................               197                 16                702                 30
                                                          -------            -------            -------            -------

      Net investment income (loss) ............              (193)               (16)              (507)               (30)
                                                          -------            -------            -------            -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments                19                  3                 --                  4
                                                          -------            -------            -------            -------

      Realized gain (loss) ....................                19                  3                 --                  4
                                                          -------            -------            -------            -------

    Change in unrealized gain (loss)
      on investments ..........................             3,729                318                 --                571
                                                          -------            -------            -------            -------


  Net increase (decrease) in net assets
    resulting from operations .................           $ 3,555            $   305            $  (507)           $   545
                                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                               SMITH BARNEY
  TRAVELERS                                               EMERGING                              SMALL CAP
   MANAGED          VAN KAMPEN          COMSTOCK           GROWTH            ENTERPRISE           GROWTH
   INCOME           ENTERPRISE        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -       OPPORTUNITIES
  PORTFOLIO         PORTFOLIO       CLASS II SHARES    CLASS I SHARES     CLASS II SHARES       PORTFOLIO
  ---------         ----------      ---------------    --------------     ---------------     -------------
   $    84           $     1            $    --            $    --            $    --            $    --
   -------           -------            -------            -------            -------            -------

        25                14                 85                 93                 26                 16
         3                --                  7                  7                  3                  1
   -------           -------            -------            -------            -------            -------

        28                14                 92                100                 29                 17
   -------           -------            -------            -------            -------            -------

        56               (13)               (92)              (100)               (29)               (17)
   -------           -------            -------            -------            -------            -------

        --                --                 --                 --                 --                 --
         1                 2                  3                  7                  3                  3
   -------           -------            -------            -------            -------            -------

         1                 2                  3                  7                  3                  3
   -------           -------            -------            -------            -------            -------

        24               242              1,985                953                486                453
   -------           -------            -------            -------            -------            -------

   $    81           $   231            $ 1,896            $   860            $   460            $   439
   =======           =======            =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                DYNAMIC
                                                                                                CAPITAL
                                                       CONTRAFUND(R)      CONTRAFUND(R)       APPRECIATION         MID CAP
                                                        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
                                                       SERVICE CLASS     SERVICE CLASS 2    SERVICE CLASS 2    SERVICE CLASS 2
                                                       -------------     ---------------    ---------------    ---------------
INVESTMENT INCOME:
  Dividends ...................................           $    --            $    --            $    --            $    --
                                                          -------            -------            -------            -------

EXPENSES:
  Insurance charges ...........................                29                180                 14                 53
  Administrative fees .........................                 3                 16                 --                  4
                                                          -------            -------            -------            -------

    Total expenses ............................                32                196                 14                 57
                                                          -------            -------            -------            -------

      Net investment income (loss) ............               (32)              (196)               (14)               (57)
                                                          -------            -------            -------            -------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                --                 --                 --                 --
    Realized gain (loss) on sale of investments                 4                  5                  2                  7
                                                          -------            -------            -------            -------

      Realized gain (loss) ....................                 4                  5                  2                  7
                                                          -------            -------            -------            -------

    Change in unrealized gain (loss)
      on investments ..........................               590              2,951                266              1,493
                                                          -------            -------            -------            -------


  Net increase (decrease) in net assets
    resulting from operations .................           $   562            $ 2,760            $   254            $ 1,443
                                                          =======            =======            =======            =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF OPERATIONS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

   COMBINED
   ---------

   $  14,403
   ---------

      32,445
       2,422
   ---------

      34,867
   ---------

     (20,464)
   ---------

       1,046
      10,373
   ---------

      11,419
   ---------

     439,702
   ---------

   $ 430,657
   =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                       STATEMENT OF CHANGES IN NET ASSETS
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                          ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                                              GROWTH AND            PREMIER
                                                     CAPITAL               MONEY                INCOME               GROWTH
                                                  APPRECIATION             MARKET            PORTFOLIO -          PORTFOLIO -
                                                      FUND               PORTFOLIO             CLASS B              CLASS B
                                                  ------------           ---------        -----------------    -----------------
OPERATIONS:
  Net investment income (loss) ..........           $     (69)           $    (409)           $  (1,542)           $     (53)
  Realized gain (loss) ..................                   8                   --                  828                    4
  Change in unrealized gain (loss)
    on investments ......................               1,262                   --               46,268                  640
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets
      resulting from operations .........               1,201                 (409)              45,554                  591
                                                    ---------            ---------            ---------            ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........               5,000              250,006              157,032                5,525
  Participant transfers from other
    funding options .....................                  --                   --                   --                   --
  Administrative charges ................                  --                   --                   --                   --
  Contract surrenders ...................                  --                   --                   --                   --
  Participant transfers to other
    funding options .....................                  --                   --                   --                   --
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..               5,000              250,006              157,032                5,525
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets               6,201              249,597              202,586                6,116

NET ASSETS:
    Beginning of year ...................                  --                   --                   --                   --
                                                    ---------            ---------            ---------            ---------
    End of year .........................           $   6,201            $ 249,597            $ 202,586            $   6,116
                                                    =========            =========            =========            =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                        GLOBAL              DELAWARE
 GLOBAL GROWTH                             GROWTH-INCOME          EMERGING           POST-VENTURE           VIP REIT
    FUND -            GROWTH FUND -        FUND - CLASS 2          MARKETS             CAPITAL              SERIES -
CLASS 2 SHARES        CLASS 2 SHARES           SHARES             PORTFOLIO           PORTFOLIO          STANDARD CLASS
--------------        --------------       --------------         ---------           -----------        --------------
   $    (272)           $  (2,661)           $     298            $     (16)           $     (15)           $     (55)
         202                1,325                   85                    2                    2                   53

       5,602               46,540               18,369                  329                  248                1,034
   ---------            ---------            ---------            ---------            ---------            ---------

       5,532               45,204               18,752                  315                  235                1,032
   ---------            ---------            ---------            ---------            ---------            ---------

      34,318              209,366              176,020                1,000                1,000                7,419

       8,961               16,130                   --                   --                   --                   --
          --                   (2)                  (1)                  --                   --                   --
          --               (1,307)                  --                   --                   --                   --

        (377)                (380)                (381)                  --                   --                 (386)
   ---------            ---------            ---------            ---------            ---------            ---------

      42,902              223,807              175,638                1,000                1,000                7,033
   ---------            ---------            ---------            ---------            ---------            ---------

      48,434              269,011              194,390                1,315                1,235                8,065

          --                   --                   --                   --                   --                   --
   ---------            ---------            ---------            ---------            ---------            ---------
   $  48,434            $ 269,011            $ 194,390            $   1,315            $   1,235            $   8,065
   =========            =========            =========            =========            =========            =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                      DREYFUS
                                                    DREYFUS           SOCIALLY                             DREYFUS
                                                    MIDCAP          RESPONSIBLE          DREYFUS        VIF DEVELOPING
                                                     STOCK             GROWTH        VIF APPRECIATION      LEADERS
                                                  PORTFOLIO -       FUND, INC. -       PORTFOLIO -       PORTFOLIO -
                                                SERVICE SHARES     SERVICE SHARES     INITIAL SHARES    INITIAL SHARES
                                                --------------     --------------     --------------    --------------
OPERATIONS:
  Net investment income (loss) ..........           $   (37)           $   (43)           $    19           $   (45)
  Realized gain (loss) ..................               471                  2                  5                 7
  Change in unrealized gain (loss)
    on investments ......................               360                408                921             1,026
                                                    -------            -------            -------           -------

    Net increase (decrease) in net assets
      resulting from operations .........               794                367                945               988
                                                    -------            -------            -------           -------

UNIT TRANSACTIONS:
  Participant purchase payments .........             8,615              3,000              6,524             3,000
  Participant transfers from other
    funding options .....................                --                 --                 --                --
  Administrative charges ................                --                 --                 --                --
  Contract surrenders ...................                --                 --                 --                --
  Participant transfers to other
    funding options .....................                --                 --                 --                --
                                                    -------            -------            -------           -------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             8,615              3,000              6,524             3,000
                                                    -------            -------            -------           -------

    Net increase (decrease) in net assets             9,409              3,367              7,469             3,988


NET ASSETS:
    Beginning of year ...................                --                 --                 --                --
                                                    -------            -------            -------           -------
    End of year .........................           $ 9,409            $ 3,367            $ 7,469           $ 3,988
                                                    =======            =======            =======           =======

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                            TEMPLETON
                          MUTUAL            DEVELOPING            TEMPLETON           TEMPLETON
   FRANKLIN               SHARES             MARKETS               FOREIGN              GROWTH
   SMALL CAP            SECURITIES          SECURITIES           SECURITIES           SECURITIES
    FUND -            FUND - CLASS 2      FUND - CLASS 2       FUND - CLASS 2       FUND - CLASS 2       APPRECIATION
CLASS 2 SHARES            SHARES              SHARES               SHARES               SHARES            PORTFOLIO
--------------        --------------      --------------       --------------       --------------       ------------
   $     (34)           $    (671)           $      (1)           $       3           $     (71)           $     (75)
           6                  595                    2                    3                   6                    9

         823               20,544                  444                  401               1,894                2,209
   ---------            ---------            ---------            ---------           ---------            ---------

         795               20,468                  445                  407               1,829                2,143
   ---------            ---------            ---------            ---------           ---------            ---------

       2,000               90,379                1,000                1,000              16,364               17,000

          --                   --                   --                   --                  --                   --
          --                   (1)                  --                   --                  (1)                  --
          --                   --                   --                   --                  --                   --

          --                 (376)                  --                   --                  --                   --
   ---------            ---------            ---------            ---------           ---------            ---------

       2,000               90,002                1,000                1,000              16,363               17,000
   ---------            ---------            ---------            ---------           ---------            ---------

       2,795              110,470                1,445                1,407              18,192               19,143

          --                   --                   --                   --                  --                   --
   ---------            ---------            ---------            ---------           ---------            ---------
   $   2,795            $ 110,470            $   1,445            $   1,407           $  18,192            $  19,143
   =========            =========            =========            =========           =========            =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                   DIVERSIFIED          EQUITY                           SALOMON BROTHERS
                                                    STRATEGIC           INDEX             FUNDAMENTAL    VARIABLE EMERGING
                                                     INCOME          PORTFOLIO -             VALUE       GROWTH FUND -
                                                    PORTFOLIO      CLASS II SHARES         PORTFOLIO     CLASS I SHARES
                                                    ---------      ---------------        -----------    -----------------
OPERATIONS:
  Net investment income (loss) ..........           $     48           $    136            $    (88)           $    (31)
  Realized gain (loss) ..................                  1                 24                  15                   5
  Change in unrealized gain (loss)
    on investments ......................                 29              2,073               2,773                 705
                                                    --------           --------            --------            --------

    Net increase (decrease) in net assets
      resulting from operations .........                 78              2,233               2,700                 679
                                                    --------           --------            --------            --------

UNIT TRANSACTIONS:
  Participant purchase payments .........              1,000             28,024               5,019               2,000
  Participant transfers from other
    funding options .....................                 --                 --               8,961                  --
  Administrative charges ................                 --                 --                  --                  --
  Contract surrenders ...................                 --                 --                  --                  --
  Participant transfers to other
    funding options .....................                 --               (386)                 --                  --
                                                    --------           --------            --------            --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..              1,000             27,638              13,980               2,000
                                                    --------           --------            --------            --------

    Net increase (decrease) in net assets              1,078             29,871              16,680               2,679


NET ASSETS:
    Beginning of year ...................                 --                 --                  --                  --
                                                    --------           --------            --------            --------
    End of year .........................           $  1,078           $ 29,871            $ 16,680            $  2,679
                                                    ========           ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

 SALOMON BROTHERS
     VARIABLE                                                  GLOBAL LIFE           GLOBAL             MID CAP
     GROWTH &                                BALANCED           SCIENCES           TECHNOLOGY            GROWTH
   INCOME FUND -      INVESCO VIF -        PORTFOLIO -         PORTFOLIO -        PORTFOLIO -         PORTFOLIO -
  CLASS I SHARES      UTILITIES FUND      SERVICE SHARES     SERVICE SHARES      SERVICE SHARES      SERVICE SHARES
 ----------------     --------------      --------------     --------------      --------------      --------------
     $    (11)           $    228            $     17           $    (13)           $    (17)           $   (154)
            2                   4                   2                  1                   4                  13

          299               2,546                 351                217                 441               2,078
     --------            --------            --------           --------            --------            --------

          290               2,778                 370                205                 428               1,937
     --------            --------            --------           --------            --------            --------

        1,000              36,150               3,000              1,000               1,000               2,026

           --                 125                  --                 --                  --               8,961
           --                  --                  --                 --                  --                  --
           --                 (31)                 --                 --                  --                  --

           --                  --                  --                 --                  --                  --
     --------            --------            --------           --------            --------            --------

        1,000              36,244               3,000              1,000               1,000              10,987
     --------            --------            --------           --------            --------            --------

        1,290              39,022               3,370              1,205               1,428              12,924

           --                  --                  --                 --                  --                  --
     --------            --------            --------           --------            --------            --------
     $  1,290            $ 39,022            $  3,370           $  1,205            $  1,428            $ 12,924
     ========            ========            ========           ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                    WORLDWIDE             LAZARD
                                                     GROWTH             RETIREMENT          GROWTH AND          MID-CAP
                                                   PORTFOLIO -          SMALL CAP             INCOME             VALUE
                                                 SERVICE SHARES         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                 --------------         ----------          ----------         ---------
OPERATIONS:
  Net investment income (loss) ..........           $    (11)           $    (13)           $     40           $    (69)
  Realized gain (loss) ..................                  4                   2                   4                314
  Change in unrealized gain (loss)
    on investments ......................                589                 344               1,451              2,866
                                                    --------            --------            --------           --------

    Net increase (decrease) in net assets
      resulting from operations .........                582                 333               1,495              3,111
                                                    --------            --------            --------           --------

UNIT TRANSACTIONS:
  Participant purchase payments .........              2,000               1,000              15,908             27,091
  Participant transfers from other
    funding options .....................                 --                  --                  --              1,522
  Administrative charges ................                 --                  --                  --                 --
  Contract surrenders ...................                 --                  --                  --                 --
  Participant transfers to other
    funding options .....................                 --                  --                  --                 --
                                                    --------            --------            --------           --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..              2,000               1,000              15,908             28,613
                                                    --------            --------            --------           --------

    Net increase (decrease) in net assets              2,582               1,333              17,403             31,724


NET ASSETS:
    Beginning of year ...................                 --                  --                  --                 --
                                                    --------            --------            --------           --------
    End of year .........................           $  2,582            $  1,333            $ 17,403           $ 31,724
                                                    ========            ========            ========           ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                  PUTNAM VT           PUTNAM VT
   MERRILL LYNCH     MERRILL LYNCH       REAL RETURN         TOTAL RETURN       INTERNATIONAL         SMALL CAP
      GLOBAL           SMALL CAP         PORTFOLIO -          PORTFOLIO -           EQUITY              VALUE
  ALLOCATION V.I.      VALUE V.I.       ADMINISTRATIVE      ADMINISTRATIVE     FUND - CLASS IB     FUND - CLASS IB
 FUND - CLASS III   FUND - CLASS III        CLASS                CLASS              SHARES              SHARES
 ----------------   ----------------    --------------      --------------     ---------------     ---------------
     $     28           $     --           $    (85)           $     58            $    (29)           $    (66)
           --                 --                221                 561                   3                  48

           46                 68                (92)               (192)                840               2,292
     --------           --------           --------            --------            --------            --------

           74                 68                 44                 427                 814               2,274
     --------           --------           --------            --------            --------            --------

        1,000              1,000              3,895              75,505               4,528              15,459

           --                 --              8,961                  --                  --                  --
           --                 --                 --                  (2)                 --                  --
           --                 --                 --              (1,182)                 --                  --

           --                 --               (373)            (22,358)                 --                (385)
     --------           --------           --------            --------            --------            --------

        1,000              1,000             12,483              51,963               4,528              15,074
     --------           --------           --------            --------            --------            --------

        1,074              1,068             12,527              52,390               5,342              17,348

           --                 --                 --                  --                  --                  --
     --------           --------           --------            --------            --------            --------
     $  1,074           $  1,068           $ 12,527            $ 52,390            $  5,342            $ 17,348
     ========           ========           ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                         INVESTORS           LARGE CAP            SMALL CAP
                                                    ALL CAP                FUND -              GROWTH               GROWTH
                                                 FUND - CLASS I           CLASS I          FUND - CLASS I       FUND - CLASS I
                                                 --------------          ---------         --------------       --------------
OPERATIONS:
  Net investment income (loss) ..........           $  (1,759)           $     (12)           $     (16)           $    (205)
  Realized gain (loss) ..................                 994                  261                    3                   24
  Change in unrealized gain (loss)
    on investments ......................              40,806                   --                  401                4,092
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets
      resulting from operations .........              40,041                  249                  388                3,911
                                                    ---------            ---------            ---------            ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........             107,853                 (249)               1,000                1,000
  Participant transfers from other
    funding options .....................                  --                   --                   --               13,442
  Administrative charges ................                  --                   --                   --                   --
  Contract surrenders ...................                  --                   --                   --                   --
  Participant transfers to other
    funding options .....................                  --                   --                   --                   --
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             107,853                 (249)               1,000               14,442
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets             147,894                   --                1,388               18,353


NET ASSETS:
    Beginning of year ...................                  --                   --                   --                   --
                                                    ---------            ---------            ---------            ---------
    End of year .........................           $ 147,894            $      --            $   1,388            $  18,353
                                                    =========            =========            =========            =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

    SCUDDER
  REAL ESTATE          21ST CENTURY           CAPITAL              GLOBAL              GROWTH AND             HEALTH
  SECURITIES              GROWTH               GROWTH             DISCOVERY              INCOME              SCIENCES
  PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
    CLASS B              CLASS B              CLASS B              CLASS B              CLASS B              CLASS B
  -----------          -----------          -----------          -----------          -----------          -----------
   $    (344)           $     (14)           $    (115)           $     (17)           $    (219)           $    (148)
         199                    1                  358                    1                    4                  173

       5,335                  138                1,398                  358                4,611                2,058
   ---------            ---------            ---------            ---------            ---------            ---------

       5,190                  125                1,641                  342                4,396                2,083
   ---------            ---------            ---------            ---------            ---------            ---------

      72,251                1,000               27,892                4,769              105,408               33,250

          --                   --                   --                   --                   --                   --
          (1)                  --                   --                   --                   --                   --
      (4,530)                  --                   --                   --                   --               (3,333)

          --                   --                   --                   --                   --                   (2)
   ---------            ---------            ---------            ---------            ---------            ---------

      67,720                1,000               27,892                4,769              105,408               29,915
   ---------            ---------            ---------            ---------            ---------            ---------

      72,910                1,125               29,533                5,111              109,804               31,998

          --                   --                   --                   --                   --                   --
   ---------            ---------            ---------            ---------            ---------            ---------
   $  72,910            $   1,125            $  29,533            $   5,111            $ 109,804            $  31,998
   =========            =========            =========            =========            =========            =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                         SCUDDER                                 SCUDDER
                                                                        AGGRESSIVE           SCUDDER            CONTRARIAN
                                                  INTERNATIONAL           GROWTH            BLUE CHIP             VALUE
                                                   PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                                     CLASS B             CLASS B             CLASS B             CLASS B
                                                  -------------        -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ..........           $   (132)           $    (14)           $   (119)           $   (104)
  Realized gain (loss) ..................                 26                   1                  40                   4
  Change in unrealized gain (loss)
    on investments ......................              2,974                 175               2,076               2,228
                                                    --------            --------            --------            --------

    Net increase (decrease) in net assets
      resulting from operations .........              2,868                 162               1,997               2,128
                                                    --------            --------            --------            --------

UNIT TRANSACTIONS:
  Participant purchase payments .........             35,306               1,000              30,869              28,491
  Participant transfers from other
    funding options .....................                 --                  --                  --                  --
  Administrative charges ................                 --                  --                  --                  --
  Contract surrenders ...................                (64)                 --                (628)                (28)
  Participant transfers to other
    funding options .....................               (289)                 --                (238)                 --
                                                    --------            --------            --------            --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             34,953               1,000              30,003              28,463
                                                    --------            --------            --------            --------

    Net increase (decrease) in net assets             37,821               1,162              32,000              30,591


NET ASSETS:
    Beginning of year ...................                 --                  --                  --                  --
                                                    --------            --------            --------            --------
    End of year .........................           $ 37,821            $  1,162            $ 32,000            $ 30,591
                                                    ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                         SCUDDER              SCUDDER                                                        SCUDDER
    SCUDDER               GLOBAL             GOVERNMENT            SCUDDER              SCUDDER           INTERNATIONAL
 FIXED INCOME           BLUE CHIP            SECURITIES            GROWTH             HIGH INCOME         SELECT EQUITY
  PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
    CLASS B              CLASS B              CLASS B              CLASS B              CLASS B              CLASS B
 ------------          -----------          -----------          -----------          -----------         -------------
   $    (594)           $     (76)           $    (447)           $    (146)           $    (696)           $    (207)
          54                    4                    4                  141                  779                  345

         941                1,660                  772                1,567                6,749                4,646
   ---------            ---------            ---------            ---------            ---------            ---------

         401                1,588                  329                1,562                6,832                4,784
   ---------            ---------            ---------            ---------            ---------            ---------

     237,555               20,150               84,564               29,710              130,308               46,067

          --                   --                   --                   94                  586                   --
          (1)                  --                   (1)                  --                   (1)                  --
      (5,191)                 (57)              (5,203)              (3,788)              (5,730)                 (64)

          --                   --                   --                  (81)                  --                 (323)
   ---------            ---------            ---------            ---------            ---------            ---------

     232,363               20,093               79,360               25,935              125,163               45,680
   ---------            ---------            ---------            ---------            ---------            ---------

     232,764               21,681               79,689               27,497              131,995               50,464

          --                   --                   --                   --                   --                   --
   ---------            ---------            ---------            ---------            ---------            ---------
   $ 232,764            $  21,681            $  79,689            $  27,497            $ 131,995            $  50,464
   =========            =========            =========            =========            =========            =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                          SCUDDER              SCUDDER              SCUDDER
                                                     SCUDDER             SMALL CAP            STRATEGIC            TECHNOLOGY
                                                  MONEY MARKET             GROWTH               INCOME               GROWTH
                                                   PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
                                                     CLASS B              CLASS B              CLASS B              CLASS B
                                                  ------------          -----------          -----------          -----------
OPERATIONS:
  Net investment income (loss) ..........           $    (105)           $    (151)           $    (540)           $     (42)
  Realized gain (loss) ..................                  --                  405                    8                    2
  Change in unrealized gain (loss)
    on investments ......................                  --                1,580                2,185                  538
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets
      resulting from operations .........                (105)               1,834                1,653                  498
                                                    ---------            ---------            ---------            ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........              24,975               31,258              112,432                5,990
  Participant transfers from other
    funding options .....................                  --                  271                  327                   --
  Administrative charges ................                  --                   --                   (1)                  --
  Contract surrenders ...................              (3,184)                 (51)              (4,505)                  --
  Participant transfers to other
    funding options .....................                  --                   --                   --                   --
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..              21,791               31,478              108,253                5,990
                                                    ---------            ---------            ---------            ---------

    Net increase (decrease) in net assets              21,686               33,312              109,906                6,488


NET ASSETS:
    Beginning of year ...................                  --                   --                   --                   --
                                                    ---------            ---------            ---------            ---------
    End of year .........................           $  21,686            $  33,312            $ 109,906            $   6,488
                                                    =========            =========            =========            =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                            SVS EAGLE
                        SVS DAVIS            SVS DREMAN          SVS DREMAN            SVS DREMAN            FOCUSED
    SCUDDER              VENTURE             FINANCIAL           HIGH RETURN           SMALL CAP            LARGE CAP
 TOTAL RETURN             VALUE               SERVICES             EQUITY                VALUE                GROWTH
  PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
    CLASS B              CLASS B              CLASS B              CLASS B              CLASS B              CLASS B
 ------------          -----------          -----------          -----------          -----------          -----------
   $     (62)           $    (121)           $     (46)           $    (531)           $    (177)           $    (216)
           1                1,046                    1                  129                  361                    8

         715                1,313                  804               11,383                3,939                3,539
   ---------            ---------            ---------            ---------            ---------            ---------

         654                2,238                  759               10,981                4,123                3,331
   ---------            ---------            ---------            ---------            ---------            ---------

      28,579               16,611               15,310              134,228               33,420               55,818

          --                   --                   --                   --                   --                   73
          --                   --                   --                   (1)                  --                   --
          --               (3,360)                  --               (2,458)              (3,492)                 (96)

          --                   --                   --                 (885)                (368)                  --
   ---------            ---------            ---------            ---------            ---------            ---------

      28,579               13,251               15,310              130,884               29,560               55,795
   ---------            ---------            ---------            ---------            ---------            ---------

      29,233               15,489               16,069              141,865               33,683               59,126

          --                   --                   --                   --                   --                   --
   ---------            ---------            ---------            ---------            ---------            ---------
   $  29,233            $  15,489            $  16,069            $ 141,865            $  33,683            $  59,126
   =========            =========            =========            =========            =========            =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                   SVS FOCUS                              SVS INVESCO          SVS JANUS
                                                    VALUE &               SVS               DYNAMIC            GROWTH AND
                                                    GROWTH             INDEX 500             GROWTH              INCOME
                                                  PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                                    CLASS B             CLASS B             CLASS B             CLASS B
                                                  -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ..........           $    (68)           $   (209)           $    (44)           $    (74)
  Realized gain (loss) ..................                  3                  44                   2                   3
  Change in unrealized gain (loss)
    on investments ......................              1,162               3,865                 668               1,223
                                                    --------            --------            --------            --------

    Net increase (decrease) in net assets
      resulting from operations .........              1,097               3,700                 626               1,152
                                                    --------            --------            --------            --------

UNIT TRANSACTIONS:
  Participant purchase payments .........             11,453              38,321              13,882              25,030
  Participant transfers from other
    funding options .....................                 --                   7                  --                  --
  Administrative charges ................                 --                  --                  --                  --
  Contract surrenders ...................                 --                (379)                 --                (139)
  Participant transfers to other
    funding options .....................                 --                (262)                 --                  --
                                                    --------            --------            --------            --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             11,453              37,687              13,882              24,891
                                                    --------            --------            --------            --------

    Net increase (decrease) in net assets             12,550              41,387              14,508              26,043


NET ASSETS:
    Beginning of year ...................                 --                  --                  --                  --
                                                    --------            --------            --------            --------
    End of year .........................           $ 12,550            $ 41,387            $ 14,508            $ 26,043
                                                    ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                      SMITH BARNEY
   SVS JANUS            SVS MFS             SVS OAK           SVS TURNER                                PREMIER
    GROWTH             STRATEGIC           STRATEGIC            MID CAP           SMITH BARNEY         SELECTIONS
 OPPORTUNITIES           VALUE               EQUITY             GROWTH             LARGE CAP            ALL CAP
  PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -             CORE               GROWTH
    CLASS B             CLASS B             CLASS B             CLASS B            PORTFOLIO           PORTFOLIO
 -------------        -----------         -----------         -----------         ------------        ------------
   $    (14)           $    (22)           $    (16)           $    (15)           $     (9)           $    (16)
         --                   1                   1                   2                   2                   2

        121                 425                 267                 223                 225                 331
   --------            --------            --------            --------            --------            --------

        107                 404                 252                 210                 218                 317
   --------            --------            --------            --------            --------            --------

      1,000              14,306               4,000               1,000               1,000               1,000

         --                  --                  --                  --                  --                  --
         --                  --                  --                  --                  --                  --
         --                  --                  --                  --                  --                  --

         --                  --                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------

      1,000              14,306               4,000               1,000               1,000               1,000
   --------            --------            --------            --------            --------            --------

      1,107              14,710               4,252               1,210               1,218               1,317

         --                  --                  --                  --                  --                  --
   --------            --------            --------            --------            --------            --------
   $  1,107            $ 14,710            $  4,252            $  1,210            $  1,218            $  1,317
   ========            ========            ========            ========            ========            ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                       MULTIPLE            MULTIPLE
                                                  MULTIPLE            DISCIPLINE          DISCIPLINE           MULTIPLE
                                                 DISCIPLINE          PORTFOLIO -         PORTFOLIO -          DISCIPLINE
                                                 PORTFOLIO -           BALANCED             GLOBAL           PORTFOLIO -
                                                   ALL CAP             ALL CAP             ALL CAP            LARGE CAP
                                                 GROWTH AND           GROWTH AND          GROWTH AND          GROWTH AND
                                                    VALUE               VALUE               VALUE               VALUE
                                                 -----------         -----------         -----------         -----------
OPERATIONS:
  Net investment income (loss) ..........        $    (2,692)        $    (3,143)        $       (86)        $       (48)
  Realized gain (loss) ..................                111                 174                 126                  66
  Change in unrealized gain (loss)
    on investments ......................             34,727              60,347               1,217               1,098
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from operations .........             32,146              57,378               1,257               1,116
                                                 -----------         -----------         -----------         -----------

UNIT TRANSACTIONS:
  Participant purchase payments .........            199,718           1,278,343               9,500              12,000
  Participant transfers from other
    funding options .....................            121,774                  --                  --                  --
  Administrative charges ................                (16)                 (4)                 (1)                 --
  Contract surrenders ...................                 --              (2,273)             (1,258)                 --
  Participant transfers to other
    funding options .....................                 --                  --                  --                  --
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            321,476           1,276,066               8,241              12,000
                                                 -----------         -----------         -----------         -----------

    Net increase (decrease) in net assets            353,622           1,333,444               9,498              13,116


NET ASSETS:
    Beginning of year ...................                 --                  --                  --                  --
                                                 -----------         -----------         -----------         -----------
    End of year .........................        $   353,622         $ 1,333,444         $     9,498         $    13,116
                                                 ===========         ===========         ===========         ===========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                     ALGER AMERICAN
 ALGER AMERICAN        LEVERAGED                             DISCIPLINED
    BALANCED             ALLCAP           CONVERTIBLE          MID CAP              EQUITY            FEDERATED
   PORTFOLIO -        PORTFOLIO -          SECURITIES           STOCK               INCOME            HIGH YIELD
 CLASS S SHARES      CLASS S SHARES        PORTFOLIO          PORTFOLIO           PORTFOLIO           PORTFOLIO
 --------------      --------------       -----------        -----------          ---------           ----------
   $    (539)          $     (44)          $     756          $     (24)          $     (54)          $     189
          80                   3                   3                  5                  11                   1

       6,127                 394                 676                721               2,040                 (20)
   ---------           ---------           ---------          ---------           ---------           ---------

       5,668                 353               1,435                702               1,997                 170
   ---------           ---------           ---------          ---------           ---------           ---------

     122,970               3,000              30,360              2,000               2,000               2,895

         966                  --                  --                 --              10,753                  --
          (1)                 --                  --                 --                  --                  --
        (803)                 --                  --                 --                  --                  --

          --                  --                  --                 --                  --                  --
   ---------           ---------           ---------          ---------           ---------           ---------

     123,132               3,000              30,360              2,000              12,753               2,895
   ---------           ---------           ---------          ---------           ---------           ---------

     128,800               3,353              31,795              2,702              14,750               3,065

          --                  --                  --                 --                  --                  --
   ---------           ---------           ---------          ---------           ---------           ---------
   $ 128,800           $   3,353           $  31,795          $   2,702           $  14,750           $   3,065
   =========           =========           =========          =========           =========           =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                         LAZARD         MERRILL LYNCH
                                                   FEDERATED                         INTERNATIONAL        LARGE CAP
                                                     STOCK           LARGE CAP           STOCK               CORE
                                                   PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                   ---------         ---------       -------------      -------------
OPERATIONS:
  Net investment income (loss) ..........          $      4          $    (20)          $      6          $      7
  Realized gain (loss) ..................                 4                 3                  2                45
  Change in unrealized gain (loss)
    on investments ......................               582               471                321             1,028
                                                   --------          --------           --------          --------

    Net increase (decrease) in net assets
      resulting from operations .........               590               454                329             1,080
                                                   --------          --------           --------          --------

UNIT TRANSACTIONS:
  Participant purchase payments .........             2,000             2,000              1,000            20,513
  Participant transfers from other
    funding options .....................                --                --                 --                --
  Administrative charges ................                --                --                 --                (1)
  Contract surrenders ...................                --                --                 --            (1,252)
  Participant transfers to other
    funding options .....................                --                --                 --                --
                                                   --------          --------           --------          --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..             2,000             2,000              1,000            19,260
                                                   --------          --------           --------          --------

    Net increase (decrease) in net assets             2,590             2,454              1,329            20,340


NET ASSETS:
    Beginning of year ...................                --                --                 --                --
                                                   --------          --------           --------          --------
    End of year .........................          $  2,590          $  2,454           $  1,329          $ 20,340
                                                   ========          ========           ========          ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

      MFS                MFS                               TRAVELERS
   EMERGING            MID CAP            PIONEER           QUALITY          AIM CAPITAL            MFS
    GROWTH              GROWTH              FUND             BOND            APPRECIATION       TOTAL RETURN
   PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
   ---------          ---------          ---------         ---------         ------------       ------------
   $   (172)          $    (64)          $      4          $  1,619           $    (14)          $    421
          9                  2                  1                 6                  2                  6

      1,884                622                210            (1,155)               275              1,523
   --------           --------           --------          --------           --------           --------

      1,721                560                215               470                263              1,950
   --------           --------           --------          --------           --------           --------

     16,000             15,996              1,000            37,142              1,000             17,295

         --                 --                 --                --                 --             13,442
         --                 --                 --                --                 --                 (1)
         --                 --                 --                --                 --                 --

         --                 --                 --                --                 --                 --
   --------           --------           --------          --------           --------           --------

     16,000             15,996              1,000            37,142              1,000             30,736
   --------           --------           --------          --------           --------           --------

     17,721             16,556              1,215            37,612              1,263             32,686

         --                 --                 --                --                 --                 --
   --------           --------           --------          --------           --------           --------
   $ 17,721           $ 16,556           $  1,215          $ 37,612           $  1,263           $ 32,686
   ========           ========           ========          ========           ========           ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                 SB ADJUSTABLE        SMITH BARNEY                           SMITH BARNEY
                                                  RATE INCOME          AGGRESSIVE         SMITH BARNEY        LARGE CAP
                                                  PORTFOLIO -            GROWTH           HIGH INCOME           VALUE
                                                CLASS I SHARES         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                --------------        ------------        ------------       ------------
OPERATIONS:
  Net investment income (loss) ..........          $      (1)          $  (1,762)          $      68          $       8
  Realized gain (loss) ..................                 --                 411                   1                  4
  Change in unrealized gain (loss)
    on investments ......................                 --              25,306                 118                592
                                                   ---------           ---------           ---------          ---------

    Net increase (decrease) in net assets
      resulting from operations .........                 (1)             23,955                 187                604
                                                   ---------           ---------           ---------          ---------

UNIT TRANSACTIONS:
  Participant purchase payments .........              1,000             103,608               1,000              2,000
  Participant transfers from other
    funding options .....................                 --                  --                  --                 --
  Administrative charges ................                 --                  --                  --                 --
  Contract surrenders ...................                 --                  --                  --                 --
  Participant transfers to other
    funding options .....................                 --                  --                  --                 --
                                                   ---------           ---------           ---------          ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..              1,000             103,608               1,000              2,000
                                                   ---------           ---------           ---------          ---------

    Net increase (decrease) in net assets                999             127,563               1,187              2,604


NET ASSETS:
    Beginning of year ...................                 --                  --                  --                 --
                                                   ---------           ---------           ---------          ---------
    End of year .........................          $     999           $ 127,563           $   1,187          $   2,604
                                                   =========           =========           =========          =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

  SMITH BARNEY
      LARGE            SMITH BARNEY                                                 TRAVELERS
 CAPITALIZATION          MID CAP           SMITH BARNEY         STRATEGIC            MANAGED           VAN KAMPEN
     GROWTH                CORE            MONEY MARKET          EQUITY               INCOME           ENTERPRISE
    PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO          PORTFOLIO
 --------------        ------------        ------------         ---------           ---------          ----------
    $    (193)          $     (16)          $    (507)          $     (30)          $      56          $     (13)
           19                   3                  --                   4                   1                  2

        3,729                 318                  --                 571                  24                242
    ---------           ---------           ---------           ---------           ---------          ---------

        3,555                 305                (507)                545                  81                231
    ---------           ---------           ---------           ---------           ---------          ---------

       17,000               1,012             225,440               2,000               2,000              1,000

           --                  --                  --                  --                  --                 --
           --                  --                  (5)                 --                  --                 --
           --                  --                  --                  --                  --                 --

           --                  --            (189,029)                 --                  --                 --
    ---------           ---------           ---------           ---------           ---------          ---------

       17,000               1,012              36,406               2,000               2,000              1,000
    ---------           ---------           ---------           ---------           ---------          ---------

       20,555               1,317              35,899               2,545               2,081              1,231

           --                  --                  --                  --                  --                 --
    ---------           ---------           ---------           ---------           ---------          ---------
    $  20,555           $   1,317           $  35,899           $   2,545           $   2,081          $   1,231
    =========           =========           =========           =========           =========          =========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                          SMITH BARNEY
                                                                      EMERGING                             SMALL CAP
                                                  COMSTOCK             GROWTH            ENTERPRISE          GROWTH
                                                 PORTFOLIO -        PORTFOLIO -         PORTFOLIO -      OPPORTUNITIES
                                               CLASS II SHARES     CLASS I SHARES     CLASS II SHARES      PORTFOLIO
                                               ---------------     --------------     ---------------    -------------
OPERATIONS:
  Net investment income (loss) ..........          $    (92)          $   (100)          $    (29)          $    (17)
  Realized gain (loss) ..................                 3                  7                  3                  3
  Change in unrealized gain (loss)
    on investments ......................             1,985                953                486                453
                                                   --------           --------           --------           --------

    Net increase (decrease) in net assets
      resulting from operations .........             1,896                860                460                439
                                                   --------           --------           --------           --------

UNIT TRANSACTIONS:
  Participant purchase payments .........            24,129              7,047              2,000              1,000
  Participant transfers from other
    funding options .....................                --                 --                 --                 --
  Administrative charges ................                --                 --                 --                 --
  Contract surrenders ...................                --                 --                 --                 --
  Participant transfers to other
    funding options .....................                --                 --                 --                 --
                                                   --------           --------           --------           --------

    Net increase (decrease) in net assets
      resulting from unit transactions ..            24,129              7,047              2,000              1,000
                                                   --------           --------           --------           --------

    Net increase (decrease) in net assets            26,025              7,907              2,460              1,439


NET ASSETS:
    Beginning of year ...................                --                 --                 --                 --
                                                   --------           --------           --------           --------
    End of year .........................          $ 26,025           $  7,907           $  2,460           $  1,439
                                                   ========           ========           ========           ========

                        See Notes to Financial Statements

                              TIC VARIABLE ANNUITY
                              SEPARATE ACCOUNT 2002

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                 DYNAMIC
                                                 CAPITAL
  CONTRAFUND(R)         CONTRAFUND(R)          APPRECIATION            MID CAP
   PORTFOLIO -           PORTFOLIO -           PORTFOLIO -           PORTFOLIO -
  SERVICE CLASS        SERVICE CLASS 2       SERVICE CLASS 2       SERVICE CLASS 2          COMBINED
  -------------        ---------------       ---------------       ---------------          --------
   $       (32)          $      (196)          $       (14)          $       (57)          $   (20,464)
             4                     5                     2                     7                11,419

           590                 2,951                   266                 1,493               439,702
   -----------           -----------           -----------           -----------           -----------

           562                 2,760                   254                 1,443               430,657
   -----------           -----------           -----------           -----------           -----------

         2,020                49,880                 1,000                 5,524             5,016,372

            --                    --                    --                 1,522               216,878
            --                    --                    --                    --                   (42)
            --                    --                    --                    --               (54,386)

            --                    --                    --                    --              (216,879)
   -----------           -----------           -----------           -----------           -----------

         2,020                49,880                 1,000                 7,046             4,961,943
   -----------           -----------           -----------           -----------           -----------

         2,582                52,640                 1,254                 8,489             5,392,600

            --                    --                    --                    --                    --
   -----------           -----------           -----------           -----------           -----------
   $     2,582           $    52,640           $     1,254           $     8,489           $ 5,392,600
   ===========           ===========           ===========           ===========           ===========

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

TIC Variable Annuity Separate Account 2002 ("TIC Separate Account 2002") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Company. TIC Separate Account 2002 is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. TIC Separate Account 2002 includes the Vintage Access Annuity, Portfolio Architect Access Annuity, Scudder Advocate Advisor Annuity and Scudder Advocate Advisor - ST1 Variable Annuity products.

Participant purchase payments applied to TIC Separate Account 2002 are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2003, the investments comprising TIC Separate Account 2002 were:

     Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
       Company
     Money Market Portfolio, Massachusetts business trust, Affiliate of The
       Company
     AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
         AllianceBernstein Growth and Income Portfolio - Class B AllianceBernstein Premier Growth Portfolio - Class B
     American Funds Insurance Series, Massachusetts business trust
         Global Growth Fund - Class 2 Shares
         Growth Fund - Class 2 Shares
         Growth-Income Fund - Class 2 Shares
     Credit Suisse Trust, Massachusetts business trust
         Emerging Markets Portfolio
         Global Post-Venture Capital Portfolio
     Delaware VIP Trust, Maryland business trust
         Delaware VIP REIT Series - Standard Class
     Dreyfus Investment Portfolio, Massachusetts business trust
         Dreyfus MidCap Stock Portfolio - Service Shares
     Dreyfus Socially Responsible Growth Fund, Inc., Maryland business trust
         Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares Dreyfus Variable Investment Fund, Maryland business trust
         Dreyfus VIF Appreciation Portfolio - Initial Shares
         Dreyfus VIF Developing Leaders Portfolio - Initial Shares
     Franklin Templeton Variable Insurance Products Trust, Massachusetts
       business trust
         Franklin Small Cap Fund - Class 2 Shares
         Mutual Shares Securities Fund - Class 2 Shares
         Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
         Templeton Growth Securities Fund - Class 2 Shares
     Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
       The Company
         Appreciation Portfolio
         Diversified Strategic Income Portfolio
         Equity Index Portfolio - Class II Shares
         Fundamental Value Portfolio
         Salomon Brothers Variable Emerging Growth Fund - Class I Shares Salomon Brothers Variable Growth & Income Fund - Class I Shares
     INVESCO Variable Investment Funds, Inc., Maryland business trust
         INVESCO VIF - Utilities Fund
     Janus Aspen Series, Delaware business trust
         Balanced Portfolio - Service Shares
         Global Life Sciences Portfolio - Service Shares
         Global Technology Portfolio - Service Shares
         Mid Cap Growth Portfolio - Service Shares
         Worldwide Growth Portfolio - Service Shares
     Lazard Retirement Series, Inc., Massachusetts business trust
         Lazard Retirement Small Cap Portfolio

     Lord Abbett Series Fund, Inc., Maryland business trust
         Growth and Income Portfolio
         Mid-Cap Value Portfolio
     Merrill Lynch Variable Series Funds, Inc., Maryland business trust
         Merrill Lynch Global Allocation V.I. Fund - Class III
         Merrill Lynch Small Cap Value V.I. Fund - Class III
     PIMCO Variable Insurance Trust, Massachusetts business trust
         Real Return Portfolio - Administrative Class
         Total Return Portfolio - Administrative Class
     Putnam Variable Trust, Massachusetts business trust
         Putnam VT International Equity Fund - Class IB Shares
         Putnam VT Small Cap Value Fund - Class IB Shares
     Salomon Brothers Variable Series Funds Inc., Maryland business trust,
       Affiliate of The Company
         All Cap Fund - Class I
         Investors Fund - Class I
         Large Cap Growth Fund - Class I
         Small Cap Growth Fund - Class I
     Scudder Investments VIT Funds, Massachusetts business trust
         Scudder Real Estate Securities Portfolio - Class B
     Scudder Variable Series I, Massachusetts business trust
         21st Century Growth Portfolio - Class B
         Capital Growth Portfolio - Class B
         Global Discovery Portfolio - Class B
         Growth and Income Portfolio - Class B
         Health Sciences Portfolio - Class B
         International Portfolio - Class B
     Scudder Variable Series II, Massachusetts business trust
         Scudder Aggressive Growth Portfolio - Class B
         Scudder Blue Chip Portfolio - Class B
         Scudder Contrarian Value Portfolio - Class B
         Scudder Fixed Income Portfolio - Class B
         Scudder Global Blue Chip Portfolio - Class B
         Scudder Government Securities Portfolio - Class B
         Scudder Growth Portfolio - Class B
         Scudder High Income Portfolio - Class B
         Scudder International Select Equity Portfolio - Class B
         Scudder Money Market Portfolio - Class B
         Scudder Small Cap Growth Portfolio - Class B
         Scudder Strategic Income Portfolio - Class B
         Scudder Technology Growth Portfolio - Class B
         Scudder Total Return Portfolio - Class B
         SVS Davis Venture Value Portfolio - Class B
         SVS Dreman Financial Services Portfolio - Class B
         SVS Dreman High Return Equity Portfolio - Class B
         SVS Dreman Small Cap Value Portfolio - Class B
         SVS Eagle Focused Large Cap Growth Portfolio - Class B
         SVS Focus Value & Growth Portfolio - Class B
         SVS Index 500 Portfolio - Class B
         SVS INVESCO Dynamic Growth Portfolio - Class B
         SVS Janus Growth And Income Portfolio - Class B
         SVS Janus Growth Opportunities Portfolio - Class B
         SVS MFS Strategic Value Portfolio - Class B
         SVS Oak Strategic Equity Portfolio - Class B
         SVS Turner Mid Cap Growth Portfolio - Class B

     Smith Barney Investment Series, Massachusetts business trust, Affiliate of
       The Company
         Smith Barney Large Cap Core Portfolio
         Smith Barney Premier Selections All Cap Growth Portfolio
     Smith Barney Multiple Discipline Trust, Massachusetts business trust,
       Affiliate of The Company
         Multiple Discipline Portfolio - All Cap Growth and Value
         Multiple Discipline Portfolio - Balanced All Cap Growth and Value Multiple Discipline Portfolio - Global All Cap Growth and Value Multiple Discipline Portfolio - Large Cap Growth and Value
     The Alger American Fund, Massachusetts business trust
         Alger American Balanced Portfolio - Class S Shares
         Alger American Leveraged AllCap Portfolio - Class S Shares
     The Travelers Series Trust, Massachusetts business trust, Affiliate of The
       Company
         Convertible Securities Portfolio
         Disciplined Mid Cap Stock Portfolio
         Equity Income Portfolio
         Federated High Yield Portfolio
         Federated Stock Portfolio
         Large Cap Portfolio
         Lazard International Stock Portfolio
         Merrill Lynch Large Cap Core Portfolio
         MFS Emerging Growth Portfolio
         MFS Mid Cap Growth Portfolio
         Pioneer Fund Portfolio
         Travelers Quality Bond Portfolio
     Travelers Series Fund Inc., Maryland business trust, Affiliate of The
       Company
         AIM Capital Appreciation Portfolio
         MFS Total Return Portfolio
         SB Adjustable Rate Income Portfolio - Class I Shares
         Smith Barney Aggressive Growth Portfolio
         Smith Barney High Income Portfolio
         Smith Barney Large Capitalization Growth Portfolio
         Smith Barney Mid Cap Core Portfolio
         Smith Barney Money Market Portfolio
         Strategic Equity Portfolio
         Travelers Managed Income Portfolio
         Van Kampen Enterprise Portfolio
     Van Kampen Life Investment Trust, Delaware business trust
         Comstock Portfolio - Class II Shares
         Emerging Growth Portfolio - Class I Shares
         Enterprise Portfolio - Class II Shares
     Variable Annuity Portfolios, Massachusetts business trust, Affiliate of The
       Company
         Smith Barney Small Cap Growth Opportunities Portfolio
     Variable Insurance Products Fund II, Massachusetts business trust
         Contrafund(R) Portfolio - Service Class
         Contrafund(R) Portfolio - Service Class 2
     Variable Insurance Products Fund III, Massachusetts business trust
         Dynamic Capital Appreciation Portfolio - Service Class 2
         Mid Cap Portfolio - Service Class 2

Not all funds may be available in all states or to all contract owners.

Smith Barney Large Cap Value of Travelers Series Fund Inc. is not an approved sub-account for TIC Separate Account 2002 for the year ended December 31, 2003. No contract holders were invested in this sub-account. At December 31, 2003 this sub-account had seed value of $2,604 which was redeemed in February 2004.

The following is a summary of significant accounting policies consistently followed by TIC Separate Account 2002 in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES. The operations of TIC Separate Account 2002 form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of TIC Separate Account 2002. TIC Separate Account 2002 is not taxed as a "regulated investment company" under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS. TIC Separate Account 2002 adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $5,399,277 and $455,287 respectively, for the period ended December 31, 2003. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $4,954,372 at December 31, 2003. Gross unrealized appreciation for all investments at December 31, 2003 was $441,158. Gross unrealized depreciation for all investments at December 31, 2003 was $1,456.

3. CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values;

-     Mortality and Expense Risks assumed by The Company (M&E)
-     Administrative fees paid for administrative expenses (ADM)
-     Enhanced Stepped-up Provision, if elected by the contract owner (E.S.P.)
-     Guaranteed  Minimum Withdrawal  Benefit,  if elected by the contract owner
      (GMWB)

Below is a table displaying separate account charges with their associated products offered in this Separate Account for each funding option. The table displays the following death benefit (Dth Ben) designations; Standard (S), Enhanced (E),.

------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                      TIC 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Asset-based Charges
                                                                        ------------------------------------------------------------
                                                                                          Optional Features
  Separate Account Charge (1)    Dth                                                      -----------------            Total
   (as identified in Note 4)     Ben  Product                            M&E       ADM     E.S.P.     GMWB             Charge
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 1.70%     S   Portfolio Architect Access        1.55%     0.15%                                1.70%
                                  S   Scudder Advocate Advisor          1.55%     0.15%                                1.70%

Separate Account Charge 1.80%     S   Vintage Access                    1.65%     0.15%                                1.80%
                                  S   Scudder Advocate Advisor - ST1    1.65%     0.15%                                1.80%

Separate Account Charge 1.90%     E   Portfolio Architect Access        1.75%     0.15%                                1.90%
                                  E   Scudder Advocate Advisor          1.75%     0.15%                                1.90%
                                  S   Portfolio Architect Access        1.55%     0.15%     0.20%                      1.90%
                                  S   Scudder Advocate Advisor          1.55%     0.15%     0.20%                      1.90%

Separate Account Charge 2.00%     E   Vintage Access                    1.85%     0.15%                                2.00%
                                  S   Vintage Access                    1.65%     0.15%     0.20%                      2.00%
                                  S   Scudder Advocate Advisor - ST1    1.65%     0.15%     0.20%                      2.00%
                                  E   Scudder Advocate Advisor - ST1    1.85%     0.15%                                2.00%

Separate Account Charge 2.10%     S   Portfolio Architect Access        1.55%     0.15%              0.40%             2.10%
                                  S   Scudder Advocate Advisor          1.55%     0.15%              0.40%             2.10%
                                  E   Portfolio Architect Access        1.75%     0.15%     0.20%                      2.10%
                                  E   Scudder Advocate Advisor          1.75%     0.15%     0.20%                      2.10%

Separate Account Charge 2.20%     S   Vintage Access                    1.65%     0.15%              0.40%             2.20%
                                  E   Vintage Access                    1.85%     0.15%     0.20%                      2.20%
                                  S   Scudder Advocate Advisor - ST1    1.65%     0.15%              0.40%             2.20%
                                  E   Scudder Advocate Advisor - ST1    1.85%     0.15%     0.20%                      2.20%

Separate Account Charge 2.30%     S   Portfolio Architect Access        1.55%     0.15%     0.20%    0.40%             2.30%
                                  S   Scudder Advocate Advisor          1.55%     0.15%     0.20%    0.40%             2.30%
                                  E   Portfolio Architect Access        1.75%     0.15%              0.40%             2.30%
                                  E   Scudder Advocate Advisor          1.75%     0.15%              0.40%             2.30%

Separate Account Charge 2.40%     S   Vintage Access                    1.65%     0.15%     0.20%    0.40%             2.40%
                                  E   Vintage Access                    1.85%     0.15%              0.40%             2.40%
                                  S   Scudder Advocate Advisor - ST1    1.65%     0.15%     0.20%    0.40%             2.40%
                                  E   Scudder Advocate Advisor - ST1    1.85%     0.15%              0.40%             2.40%

Separate Account Charge 2.50%     E   Portfolio Architect Access        1.75%     0.15%     0.20%    0.40%             2.50%
                                  E   Scudder Advocate Advisor          1.75%     0.15%     0.20%    0.40%             2.50%

Separate Account Charge 2.60%     E   Vintage Access                    1.85%     0.15%     0.20%    0.40%             2.60%
                                  E   Scudder Advocate Advisor - ST1    1.85%     0.15%     0.20%    0.40%             2.60%
------------------------------------------------------------------------------------------------------------------------------------
(1)   Certain accumulation and annuity unit values displayed in Note 4 may not be available through certain sub-accounts.  If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 4.
------------------------------------------------------------------------------------------------------------------------------------

For Contracts in the accumulation phase with a value of less than $40,000, an annual charge of $30 (prorated for partial periods) is assessed through the redemption of units and paid to The Company to cover administrative charges.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. NET CONTRACT OWNERS' EQUITY

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Capital Appreciation Fund
    Separate Account Charges 1.70% .................................              5,000      $  1.240          $     6,201
    Separate Account Charges 1.80% .................................                 --         1.239                   --
    Separate Account Charges 1.90% .................................                 --         1.238                   --
    Separate Account Charges 2.00% .................................                 --         1.237                   --
    Separate Account Charges 2.10% .................................                 --         1.236                   --
    Separate Account Charges 2.20% .................................                 --         1.235                   --
    Separate Account Charges 2.30% .................................                 --         1.234                   --
    Separate Account Charges 2.40% .................................                 --         1.233                   --
    Separate Account Charges 2.50% .................................                 --         1.232                   --
    Separate Account Charges 2.60% .................................                 --         1.231                   --

Money Market Portfolio
    Separate Account Charges 1.70% .................................            251,474         0.992              249,597
    Separate Account Charges 1.80% .................................                 --         0.992                   --
    Separate Account Charges 1.90% .................................                 --         0.991                   --
    Separate Account Charges 2.00% .................................                 --         0.990                   --
    Separate Account Charges 2.10% .................................                 --         0.989                   --
    Separate Account Charges 2.20% .................................                 --         0.989                   --
    Separate Account Charges 2.30% .................................                 --         0.988                   --
    Separate Account Charges 2.40% .................................                 --         0.987                   --
    Separate Account Charges 2.50% .................................                 --         0.986                   --
    Separate Account Charges 2.60% .................................                 --         0.986                   --

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Growth and Income Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.314                   --
    Separate Account Charges 1.80% .................................                 --         1.313                   --
    Separate Account Charges 1.90% .................................                 --         1.312                   --
    Separate Account Charges 2.00% .................................                 --         1.311                   --
    Separate Account Charges 2.10% .................................                 --         1.310                   --
    Separate Account Charges 2.20% .................................            154,743         1.309              202,586
    Separate Account Charges 2.30% .................................                 --         1.308                   --
    Separate Account Charges 2.40% .................................                 --         1.307                   --
    Separate Account Charges 2.50% .................................                 --         1.306                   --
    Separate Account Charges 2.60% .................................                 --         1.305                   --
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................              2,000         1.196                2,392
    Separate Account Charges 1.80% .................................                 --         1.195                   --
    Separate Account Charges 1.90% .................................                 --         1.194                   --
    Separate Account Charges 2.00% .................................                 --         1.193                   --
    Separate Account Charges 2.10% .................................              3,122         1.193                3,724
    Separate Account Charges 2.20% .................................                 --         1.192                   --
    Separate Account Charges 2.30% .................................                 --         1.191                   --
    Separate Account Charges 2.40% .................................                 --         1.190                   --
    Separate Account Charges 2.50% .................................                 --         1.189                   --
    Separate Account Charges 2.60% .................................                 --         1.188                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 1.70% .................................                 --      $  1.374          $        --
    Separate Account Charges 1.80% .................................                 --         1.373                   --
    Separate Account Charges 1.90% .................................                 --         1.372                   --
    Separate Account Charges 2.00% .................................                 --         1.371                   --
    Separate Account Charges 2.10% .................................             12,737         1.370               17,448
    Separate Account Charges 2.20% .................................              7,894         1.369               10,806
    Separate Account Charges 2.30% .................................                 --         1.368                   --
    Separate Account Charges 2.40% .................................             14,765         1.367               20,180
    Separate Account Charges 2.50% .................................                 --         1.366                   --
    Separate Account Charges 2.60% .................................                 --         1.365                   --
Growth Fund - Class 2 Shares
    Separate Account Charges 1.70% .................................                 --         1.352                   --
    Separate Account Charges 1.80% .................................             24,218         1.350               32,706
    Separate Account Charges 1.90% .................................                 --         1.349                   --
    Separate Account Charges 2.00% .................................                 --         1.348                   --
    Separate Account Charges 2.10% .................................             28,742         1.347               38,726
    Separate Account Charges 2.20% .................................            119,024         1.346              160,244
    Separate Account Charges 2.30% .................................                 --         1.345                   --
    Separate Account Charges 2.40% .................................             27,774         1.344               37,335
    Separate Account Charges 2.50% .................................                 --         1.343                   --
    Separate Account Charges 2.60% .................................                 --         1.342                   --
Growth-Income Fund - Class 2 Shares
    Separate Account Charges 1.70% .................................                 --         1.322                   --
    Separate Account Charges 1.80% .................................             35,637         1.321               47,085
    Separate Account Charges 1.90% .................................                 --         1.320                   --
    Separate Account Charges 2.00% .................................                 --         1.319                   --
    Separate Account Charges 2.10% .................................             26,915         1.318               35,476
    Separate Account Charges 2.20% .................................              3,553         1.317                4,679
    Separate Account Charges 2.30% .................................              2,830         1.316                3,724
    Separate Account Charges 2.40% .................................             78,652         1.315              103,426
    Separate Account Charges 2.50% .................................                 --         1.314                   --
    Separate Account Charges 2.60% .................................                 --         1.313                   --

Credit Suisse Trust
  Emerging Markets Portfolio
    Separate Account Charges 1.70% .................................                 --         1.321                   --
    Separate Account Charges 1.80% .................................                 --         1.321                   --
    Separate Account Charges 1.90% .................................                 --         1.320                   --
    Separate Account Charges 2.00% .................................                 --         1.319                   --
    Separate Account Charges 2.10% .................................                 --         1.318                   --
    Separate Account Charges 2.20% .................................                 --         1.318                   --
    Separate Account Charges 2.30% .................................                 --         1.317                   --
    Separate Account Charges 2.40% .................................                 --         1.316                   --
    Separate Account Charges 2.50% .................................              1,000         1.315                1,315
    Separate Account Charges 2.60% .................................                 --         1.315                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Credit Suisse Trust (continued)
  Global Post-Venture Capital Portfolio
    Separate Account Charges 1.70% .................................                 --      $  1.240          $        --
    Separate Account Charges 1.80% .................................                 --         1.239                   --
    Separate Account Charges 1.90% .................................                 --         1.238                   --
    Separate Account Charges 2.00% .................................                 --         1.238                   --
    Separate Account Charges 2.10% .................................                 --         1.237                   --
    Separate Account Charges 2.20% .................................                 --         1.236                   --
    Separate Account Charges 2.30% .................................                 --         1.236                   --
    Separate Account Charges 2.40% .................................                 --         1.235                   --
    Separate Account Charges 2.50% .................................              1,000         1.234                1,235
    Separate Account Charges 2.60% .................................                 --         1.234                   --

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 1.70% .................................              2,000         1.302                2,603
    Separate Account Charges 1.80% .................................                 --         1.301                   --
    Separate Account Charges 1.90% .................................                 --         1.300                   --
    Separate Account Charges 2.00% .................................                 --         1.299                   --
    Separate Account Charges 2.10% .................................              4,209         1.298                5,462
    Separate Account Charges 2.20% .................................                 --         1.297                   --
    Separate Account Charges 2.30% .................................                 --         1.296                   --
    Separate Account Charges 2.40% .................................                 --         1.295                   --
    Separate Account Charges 2.50% .................................                 --         1.294                   --
    Separate Account Charges 2.60% .................................                 --         1.293                   --

Dreyfus Investment Portfolio
  Dreyfus MidCap Stock Portfolio - Service Shares
    Separate Account Charges 1.70% .................................                 --         1.173                   --
    Separate Account Charges 1.80% .................................                 --         1.173                   --
    Separate Account Charges 1.90% .................................                 --         1.172                   --
    Separate Account Charges 2.00% .................................                 --         1.171                   --
    Separate Account Charges 2.10% .................................              6,041         1.171                7,073
    Separate Account Charges 2.20% .................................                 --         1.170                   --
    Separate Account Charges 2.30% .................................                 --         1.169                   --
    Separate Account Charges 2.40% .................................                 --         1.169                   --
    Separate Account Charges 2.50% .................................              2,000         1.168                2,336
    Separate Account Charges 2.60% .................................                 --         1.167                   --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares
    Separate Account Charges 1.70% .................................                 --         1.127                   --
    Separate Account Charges 1.80% .................................                 --         1.126                   --
    Separate Account Charges 1.90% .................................                 --         1.126                   --
    Separate Account Charges 2.00% .................................                 --         1.125                   --
    Separate Account Charges 2.10% .................................                 --         1.125                   --
    Separate Account Charges 2.20% .................................                 --         1.124                   --
    Separate Account Charges 2.30% .................................                 --         1.123                   --
    Separate Account Charges 2.40% .................................                 --         1.123                   --
    Separate Account Charges 2.50% .................................              3,000         1.122                3,367
    Separate Account Charges 2.60% .................................                 --         1.121                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio - Initial Shares
    Separate Account Charges 1.70% .................................              3,000      $  1.213          $     3,640
    Separate Account Charges 1.80% .................................                 --         1.212                   --
    Separate Account Charges 1.90% .................................                 --         1.211                   --
    Separate Account Charges 2.00% .................................                 --         1.210                   --
    Separate Account Charges 2.10% .................................              3,166         1.210                3,829
    Separate Account Charges 2.20% .................................                 --         1.209                   --
    Separate Account Charges 2.30% .................................                 --         1.208                   --
    Separate Account Charges 2.40% .................................                 --         1.207                   --
    Separate Account Charges 2.50% .................................                 --         1.206                   --
    Separate Account Charges 2.60% .................................                 --         1.205                   --
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 1.70% .................................              3,000         1.329                3,988
    Separate Account Charges 1.80% .................................                 --         1.328                   --
    Separate Account Charges 1.90% .................................                 --         1.327                   --
    Separate Account Charges 2.00% .................................                 --         1.326                   --
    Separate Account Charges 2.10% .................................                 --         1.325                   --
    Separate Account Charges 2.20% .................................                 --         1.324                   --
    Separate Account Charges 2.30% .................................                 --         1.323                   --
    Separate Account Charges 2.40% .................................                 --         1.322                   --
    Separate Account Charges 2.50% .................................                 --         1.321                   --
    Separate Account Charges 2.60% .................................                 --         1.320                   --

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 1.70% .................................                 --         1.399                   --
    Separate Account Charges 1.80% .................................              2,000         1.398                2,795
    Separate Account Charges 1.90% .................................                 --         1.397                   --
    Separate Account Charges 2.00% .................................                 --         1.396                   --
    Separate Account Charges 2.10% .................................                 --         1.394                   --
    Separate Account Charges 2.20% .................................                 --         1.393                   --
    Separate Account Charges 2.30% .................................                 --         1.392                   --
    Separate Account Charges 2.40% .................................                 --         1.391                   --
    Separate Account Charges 2.50% .................................                 --         1.390                   --
    Separate Account Charges 2.60% .................................                 --         1.389                   --
  Mutual Shares Securities Fund - Class 2 Shares
    Separate Account Charges 1.70% .................................                 --         1.265                   --
    Separate Account Charges 1.80% .................................                 --         1.264                   --
    Separate Account Charges 1.90% .................................                 --         1.263                   --
    Separate Account Charges 2.00% .................................                 --         1.262                   --
    Separate Account Charges 2.10% .................................              4,281         1.261                5,397
    Separate Account Charges 2.20% .................................             80,498         1.260              101,413
    Separate Account Charges 2.30% .................................              2,907         1.259                3,660
    Separate Account Charges 2.40% .................................                 --         1.258                   --
    Separate Account Charges 2.50% .................................                 --         1.257                   --
    Separate Account Charges 2.60% .................................                 --         1.256                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Franklin Templeton Variable Insurance Products Trust (continued)
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 1.70% .................................              1,000      $  1.445          $     1,445
    Separate Account Charges 1.80% .................................                 --         1.444                   --
    Separate Account Charges 1.90% .................................                 --         1.443                   --
    Separate Account Charges 2.00% .................................                 --         1.442                   --
    Separate Account Charges 2.10% .................................                 --         1.441                   --
    Separate Account Charges 2.20% .................................                 --         1.440                   --
    Separate Account Charges 2.30% .................................                 --         1.439                   --
    Separate Account Charges 2.40% .................................                 --         1.438                   --
    Separate Account Charges 2.50% .................................                 --         1.437                   --
    Separate Account Charges 2.60% .................................                 --         1.436                   --
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 1.70% .................................                 --         1.408                   --
    Separate Account Charges 1.80% .................................              1,000         1.407                1,407
    Separate Account Charges 1.90% .................................                 --         1.406                   --
    Separate Account Charges 2.00% .................................                 --         1.405                   --
    Separate Account Charges 2.10% .................................                 --         1.404                   --
    Separate Account Charges 2.20% .................................                 --         1.403                   --
    Separate Account Charges 2.30% .................................                 --         1.402                   --
    Separate Account Charges 2.40% .................................                 --         1.401                   --
    Separate Account Charges 2.50% .................................                 --         1.400                   --
    Separate Account Charges 2.60% .................................                 --         1.398                   --
  Templeton Growth Securities Fund - Class 2 Shares
    Separate Account Charges 1.70% .................................              1,000         1.383                1,383
    Separate Account Charges 1.80% .................................                 --         1.382                   --
    Separate Account Charges 1.90% .................................                 --         1.381                   --
    Separate Account Charges 2.00% .................................                 --         1.380                   --
    Separate Account Charges 2.10% .................................              9,394         1.379               12,954
    Separate Account Charges 2.20% .................................                 --         1.378                   --
    Separate Account Charges 2.30% .................................              2,800         1.377                3,855
    Separate Account Charges 2.40% .................................                 --         1.376                   --
    Separate Account Charges 2.50% .................................                 --         1.375                   --
    Separate Account Charges 2.60% .................................                 --         1.374                   --

Greenwich Street Series Fund
  Appreciation Portfolio
    Separate Account Charges 1.70% .................................                 --         1.225                   --
    Separate Account Charges 1.80% .................................             15,635         1.224               19,143
    Separate Account Charges 1.90% .................................                 --         1.223                   --
    Separate Account Charges 2.00% .................................                 --         1.222                   --
    Separate Account Charges 2.10% .................................                 --         1.222                   --
    Separate Account Charges 2.20% .................................                 --         1.221                   --
    Separate Account Charges 2.30% .................................                 --         1.220                   --
    Separate Account Charges 2.40% .................................                 --         1.219                   --
    Separate Account Charges 2.50% .................................                 --         1.218                   --
    Separate Account Charges 2.60% .................................                 --         1.217                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Greenwich Street Series Fund (continued)
  Diversified Strategic Income Portfolio
    Separate Account Charges 1.70% .................................                 --      $  1.078          $        --
    Separate Account Charges 1.80% .................................              1,000         1.077                1,078
    Separate Account Charges 1.90% .................................                 --         1.076                   --
    Separate Account Charges 2.00% .................................                 --         1.076                   --
    Separate Account Charges 2.10% .................................                 --         1.075                   --
    Separate Account Charges 2.20% .................................                 --         1.074                   --
    Separate Account Charges 2.30% .................................                 --         1.073                   --
    Separate Account Charges 2.40% .................................                 --         1.072                   --
    Separate Account Charges 2.50% .................................                 --         1.071                   --
    Separate Account Charges 2.60% .................................                 --         1.071                   --
  Equity Index Portfolio - Class II Shares
    Separate Account Charges 1.70% .................................             22,369         1.265               28,298
    Separate Account Charges 1.80% .................................                 --         1.264                   --
    Separate Account Charges 1.90% .................................                 --         1.263                   --
    Separate Account Charges 2.00% .................................                 --         1.262                   --
    Separate Account Charges 2.10% .................................              1,248         1.261                1,573
    Separate Account Charges 2.20% .................................                 --         1.260                   --
    Separate Account Charges 2.30% .................................                 --         1.259                   --
    Separate Account Charges 2.40% .................................                 --         1.258                   --
    Separate Account Charges 2.50% .................................                 --         1.257                   --
    Separate Account Charges 2.60% .................................                 --         1.256                   --
  Fundamental Value Portfolio
    Separate Account Charges 1.70% .................................                 --         1.411                   --
    Separate Account Charges 1.80% .................................              2,008         1.410                2,830
    Separate Account Charges 1.90% .................................                 --         1.408                   --
    Separate Account Charges 2.00% .................................                 --         1.407                   --
    Separate Account Charges 2.10% .................................                 --         1.406                   --
    Separate Account Charges 2.20% .................................              7,465         1.405               10,488
    Separate Account Charges 2.30% .................................                 --         1.404                   --
    Separate Account Charges 2.40% .................................              2,396         1.403                3,362
    Separate Account Charges 2.50% .................................                 --         1.402                   --
    Separate Account Charges 2.60% .................................                 --         1.401                   --
  Salomon Brothers Variable Emerging Growth Fund - Class I Shares
    Separate Account Charges 1.70% .................................              2,000         1.339                2,679
    Separate Account Charges 1.80% .................................                 --         1.338                   --
    Separate Account Charges 1.90% .................................                 --         1.337                   --
    Separate Account Charges 2.00% .................................                 --         1.336                   --
    Separate Account Charges 2.10% .................................                 --         1.335                   --
    Separate Account Charges 2.20% .................................                 --         1.334                   --
    Separate Account Charges 2.30% .................................                 --         1.333                   --
    Separate Account Charges 2.40% .................................                 --         1.332                   --
    Separate Account Charges 2.50% .................................                 --         1.331                   --
    Separate Account Charges 2.60% .................................                 --         1.330                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Greenwich Street Series Fund (continued)
  Salomon Brothers Variable Growth & Income Fund - Class I Shares
    Separate Account Charges 1.70% .................................              1,000      $  1.288          $     1,290
    Separate Account Charges 1.80% .................................                 --         1.287                   --
    Separate Account Charges 1.90% .................................                 --         1.286                   --
    Separate Account Charges 2.00% .................................                 --         1.285                   --
    Separate Account Charges 2.10% .................................                 --         1.284                   --
    Separate Account Charges 2.20% .................................                 --         1.283                   --
    Separate Account Charges 2.30% .................................                 --         1.283                   --
    Separate Account Charges 2.40% .................................                 --         1.282                   --
    Separate Account Charges 2.50% .................................                 --         1.281                   --
    Separate Account Charges 2.60% .................................                 --         1.280                   --

INVESCO Variable Investment Funds, Inc.
  INVESCO VIF - Utilities Fund
    Separate Account Charges 1.70% .................................                 --         1.068                   --
    Separate Account Charges 1.80% .................................                 --         1.067                   --
    Separate Account Charges 1.90% .................................              1,646         1.067                1,755
    Separate Account Charges 2.00% .................................                 --         1.066                   --
    Separate Account Charges 2.10% .................................             23,169         1.065               24,687
    Separate Account Charges 2.20% .................................                 --         1.065                   --
    Separate Account Charges 2.30% .................................              9,822         1.064               10,454
    Separate Account Charges 2.40% .................................                 --         1.064                   --
    Separate Account Charges 2.50% .................................              2,000         1.063                2,126
    Separate Account Charges 2.60% .................................                 --         1.063                   --

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Separate Account Charges 1.70% .................................              3,000         1.123                3,370
    Separate Account Charges 1.80% .................................                 --         1.122                   --
    Separate Account Charges 1.90% .................................                 --         1.121                   --
    Separate Account Charges 2.00% .................................                 --         1.120                   --
    Separate Account Charges 2.10% .................................                 --         1.120                   --
    Separate Account Charges 2.20% .................................                 --         1.119                   --
    Separate Account Charges 2.30% .................................                 --         1.118                   --
    Separate Account Charges 2.40% .................................                 --         1.117                   --
    Separate Account Charges 2.50% .................................                 --         1.116                   --
    Separate Account Charges 2.60% .................................                 --         1.115                   --
  Global Life Sciences Portfolio - Service Shares
    Separate Account Charges 1.70% .................................              1,000         1.204                1,205
    Separate Account Charges 1.80% .................................                 --         1.203                   --
    Separate Account Charges 1.90% .................................                 --         1.202                   --
    Separate Account Charges 2.00% .................................                 --         1.201                   --
    Separate Account Charges 2.10% .................................                 --         1.200                   --
    Separate Account Charges 2.20% .................................                 --         1.199                   --
    Separate Account Charges 2.30% .................................                 --         1.198                   --
    Separate Account Charges 2.40% .................................                 --         1.197                   --
    Separate Account Charges 2.50% .................................                 --         1.196                   --
    Separate Account Charges 2.60% .................................                 --         1.195                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Janus Aspen Series (continued)
  Global Technology Portfolio - Service Shares
    Separate Account Charges 1.70% .................................              1,000      $  1.428          $     1,428
    Separate Account Charges 1.80% .................................                 --         1.427                   --
    Separate Account Charges 1.90% .................................                 --         1.426                   --
    Separate Account Charges 2.00% .................................                 --         1.425                   --
    Separate Account Charges 2.10% .................................                 --         1.424                   --
    Separate Account Charges 2.20% .................................                 --         1.423                   --
    Separate Account Charges 2.30% .................................                 --         1.421                   --
    Separate Account Charges 2.40% .................................                 --         1.420                   --
    Separate Account Charges 2.50% .................................                 --         1.419                   --
    Separate Account Charges 2.60% .................................                 --         1.418                   --
  Mid Cap Growth Portfolio - Service Shares
    Separate Account Charges 1.70% .................................                 --         1.319                   --
    Separate Account Charges 1.80% .................................              2,007         1.318                2,645
    Separate Account Charges 1.90% .................................                 --         1.317                   --
    Separate Account Charges 2.00% .................................                 --         1.316                   --
    Separate Account Charges 2.10% .................................                 --         1.315                   --
    Separate Account Charges 2.20% .................................              7,826         1.314               10,279
    Separate Account Charges 2.30% .................................                 --         1.313                   --
    Separate Account Charges 2.40% .................................                 --         1.312                   --
    Separate Account Charges 2.50% .................................                 --         1.311                   --
    Separate Account Charges 2.60% .................................                 --         1.309                   --
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 1.70% .................................              2,000         1.291                2,582
    Separate Account Charges 1.80% .................................                 --         1.290                   --
    Separate Account Charges 1.90% .................................                 --         1.289                   --
    Separate Account Charges 2.00% .................................                 --         1.288                   --
    Separate Account Charges 2.10% .................................                 --         1.287                   --
    Separate Account Charges 2.20% .................................                 --         1.286                   --
    Separate Account Charges 2.30% .................................                 --         1.285                   --
    Separate Account Charges 2.40% .................................                 --         1.284                   --
    Separate Account Charges 2.50% .................................                 --         1.283                   --
    Separate Account Charges 2.60% .................................                 --         1.282                   --

Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio
    Separate Account Charges 1.70% .................................              1,000         1.333                1,333
    Separate Account Charges 1.80% .................................                 --         1.332                   --
    Separate Account Charges 1.90% .................................                 --         1.331                   --
    Separate Account Charges 2.00% .................................                 --         1.330                   --
    Separate Account Charges 2.10% .................................                 --         1.330                   --
    Separate Account Charges 2.20% .................................                 --         1.329                   --
    Separate Account Charges 2.30% .................................                 --         1.328                   --
    Separate Account Charges 2.40% .................................                 --         1.327                   --
    Separate Account Charges 2.50% .................................                 --         1.326                   --
    Separate Account Charges 2.60% .................................                 --         1.325                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio
    Separate Account Charges 1.70% .................................              2,000      $  1.242          $     2,484
    Separate Account Charges 1.80% .................................                 --         1.241                   --
    Separate Account Charges 1.90% .................................                 --         1.240                   --
    Separate Account Charges 2.00% .................................                 --         1.239                   --
    Separate Account Charges 2.10% .................................             12,045         1.239               14,919
    Separate Account Charges 2.20% .................................                 --         1.238                   --
    Separate Account Charges 2.30% .................................                 --         1.237                   --
    Separate Account Charges 2.40% .................................                 --         1.236                   --
    Separate Account Charges 2.50% .................................                 --         1.235                   --
    Separate Account Charges 2.60% .................................                 --         1.235                   --
  Mid-Cap Value Portfolio
    Separate Account Charges 1.70% .................................              2,000         1.257                2,514
    Separate Account Charges 1.80% .................................                 --         1.256                   --
    Separate Account Charges 1.90% .................................                 --         1.255                   --
    Separate Account Charges 2.00% .................................                 --         1.255                   --
    Separate Account Charges 2.10% .................................             14,144         1.254               17,733
    Separate Account Charges 2.20% .................................                 --         1.253                   --
    Separate Account Charges 2.30% .................................                 --         1.252                   --
    Separate Account Charges 2.40% .................................              9,172         1.251               11,477
    Separate Account Charges 2.50% .................................                 --         1.250                   --
    Separate Account Charges 2.60% .................................                 --         1.250                   --

Merrill Lynch Variable Series Funds, Inc.
  Merrill Lynch Global Allocation V.I. Fund - Class III
    Separate Account Charges 1.70% .................................              1,000         1.074                1,074
    Separate Account Charges 1.80% .................................                 --         1.074                   --
    Separate Account Charges 1.90% .................................                 --         1.074                   --
    Separate Account Charges 2.00% .................................                 --         1.074                   --
    Separate Account Charges 2.10% .................................                 --         1.074                   --
    Separate Account Charges 2.20% .................................                 --         1.073                   --
    Separate Account Charges 2.30% .................................                 --         1.073                   --
    Separate Account Charges 2.40% .................................                 --         1.073                   --
    Separate Account Charges 2.50% .................................                 --         1.073                   --
    Separate Account Charges 2.60% .................................                 --         1.073                   --
  Merrill Lynch Small Cap Value V.I. Fund - Class III
    Separate Account Charges 1.70% .................................              1,000         1.067                1,068
    Separate Account Charges 1.80% .................................                 --         1.067                   --
    Separate Account Charges 1.90% .................................                 --         1.067                   --
    Separate Account Charges 2.00% .................................                 --         1.067                   --
    Separate Account Charges 2.10% .................................                 --         1.067                   --
    Separate Account Charges 2.20% .................................                 --         1.067                   --
    Separate Account Charges 2.30% .................................                 --         1.067                   --
    Separate Account Charges 2.40% .................................                 --         1.066                   --
    Separate Account Charges 2.50% .................................                 --         1.066                   --
    Separate Account Charges 2.60% .................................                 --         1.066                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
PIMCO Variable Insurance Trust
  Real Return Portfolio - Administrative Class
    Separate Account Charges 1.70% .................................              2,000      $  1.046          $     2,092
    Separate Account Charges 1.80% .................................                 --         1.045                   --
    Separate Account Charges 1.90% .................................                 --         1.044                   --
    Separate Account Charges 2.00% .................................                 --         1.044                   --
    Separate Account Charges 2.10% .................................              1,456         1.043                1,518
    Separate Account Charges 2.20% .................................              8,555         1.042                8,917
    Separate Account Charges 2.30% .................................                 --         1.042                   --
    Separate Account Charges 2.40% .................................                 --         1.041                   --
    Separate Account Charges 2.50% .................................                 --         1.040                   --
    Separate Account Charges 2.60% .................................                 --         1.039                   --
  Total Return Portfolio - Administrative Class
    Separate Account Charges 1.70% .................................              2,005         1.023                2,052
    Separate Account Charges 1.80% .................................              6,058         1.022                6,193
    Separate Account Charges 1.90% .................................                 --         1.021                   --
    Separate Account Charges 2.00% .................................                 --         1.021                   --
    Separate Account Charges 2.10% .................................             15,475         1.020               15,784
    Separate Account Charges 2.20% .................................                 --         1.019                   --
    Separate Account Charges 2.30% .................................              3,200         1.018                3,258
    Separate Account Charges 2.40% .................................             24,671         1.017               25,103
    Separate Account Charges 2.50% .................................                 --         1.017                   --
    Separate Account Charges 2.60% .................................                 --         1.016                   --

Putnam Variable Trust
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 1.70% .................................                987         1.380                1,362
    Separate Account Charges 1.80% .................................                 --         1.379                   --
    Separate Account Charges 1.90% .................................                 --         1.378                   --
    Separate Account Charges 2.00% .................................                 --         1.377                   --
    Separate Account Charges 2.10% .................................              2,892         1.376                3,980
    Separate Account Charges 2.20% .................................                 --         1.375                   --
    Separate Account Charges 2.30% .................................                 --         1.374                   --
    Separate Account Charges 2.40% .................................                 --         1.373                   --
    Separate Account Charges 2.50% .................................                 --         1.372                   --
    Separate Account Charges 2.60% .................................                 --         1.371                   --
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 1.70% .................................             10,195         1.547               15,774
    Separate Account Charges 1.80% .................................                 --         1.546                   --
    Separate Account Charges 1.90% .................................                 --         1.545                   --
    Separate Account Charges 2.00% .................................                 --         1.544                   --
    Separate Account Charges 2.10% .................................              1,021         1.542                1,574
    Separate Account Charges 2.20% .................................                 --         1.541                   --
    Separate Account Charges 2.30% .................................                 --         1.540                   --
    Separate Account Charges 2.40% .................................                 --         1.539                   --
    Separate Account Charges 2.50% .................................                 --         1.538                   --
    Separate Account Charges 2.60% .................................                 --         1.536                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund - Class I
    Separate Account Charges 1.70% .................................                 --      $  1.407          $        --
    Separate Account Charges 1.80% .................................                 --         1.406                   --
    Separate Account Charges 1.90% .................................                 --         1.405                   --
    Separate Account Charges 2.00% .................................                 --         1.404                   --
    Separate Account Charges 2.10% .................................              2,793         1.403                3,918
    Separate Account Charges 2.20% .................................            102,702         1.402              143,976
    Separate Account Charges 2.30% .................................                 --         1.401                   --
    Separate Account Charges 2.40% .................................                 --         1.400                   --
    Separate Account Charges 2.50% .................................                 --         1.399                   --
    Separate Account Charges 2.60% .................................                 --         1.398                   --
  Large Cap Growth Fund - Class I
    Separate Account Charges 1.70% .................................              1,000         1.388                1,388
    Separate Account Charges 1.80% .................................                 --         1.387                   --
    Separate Account Charges 1.90% .................................                 --         1.386                   --
    Separate Account Charges 2.00% .................................                 --         1.385                   --
    Separate Account Charges 2.10% .................................                 --         1.384                   --
    Separate Account Charges 2.20% .................................                 --         1.383                   --
    Separate Account Charges 2.30% .................................                 --         1.382                   --
    Separate Account Charges 2.40% .................................                 --         1.381                   --
    Separate Account Charges 2.50% .................................                 --         1.380                   --
    Separate Account Charges 2.60% .................................                 --         1.379                   --
  Small Cap Growth Fund - Class I
    Separate Account Charges 1.70% .................................              1,000         1.533                1,533
    Separate Account Charges 1.80% .................................                 --         1.532                   --
    Separate Account Charges 1.90% .................................                 --         1.531                   --
    Separate Account Charges 2.00% .................................                 --         1.530                   --
    Separate Account Charges 2.10% .................................                 --         1.529                   --
    Separate Account Charges 2.20% .................................             11,011         1.527               16,820
    Separate Account Charges 2.30% .................................                 --         1.526                   --
    Separate Account Charges 2.40% .................................                 --         1.525                   --
    Separate Account Charges 2.50% .................................                 --         1.524                   --
    Separate Account Charges 2.60% .................................                 --         1.523                   --

Scudder Investments VIT Funds
  Scudder Real Estate Securities Portfolio - Class B
    Separate Account Charges 1.70% .................................              3,070         1.165                3,578
    Separate Account Charges 1.80% .................................                 --         1.165                   --
    Separate Account Charges 1.90% .................................             15,305         1.164               17,817
    Separate Account Charges 2.00% .................................                 --         1.164                   --
    Separate Account Charges 2.10% .................................             42,304         1.163               49,194
    Separate Account Charges 2.20% .................................                 --         1.162                   --
    Separate Account Charges 2.30% .................................                 --         1.162                   --
    Separate Account Charges 2.40% .................................                 --         1.161                   --
    Separate Account Charges 2.50% .................................              2,000         1.160                2,321
    Separate Account Charges 2.60% .................................                 --         1.160                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Scudder Variable Series I
  21st Century Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --      $  1.129          $        --
    Separate Account Charges 1.80% .................................                 --         1.129                   --
    Separate Account Charges 1.90% .................................                 --         1.128                   --
    Separate Account Charges 2.00% .................................                 --         1.127                   --
    Separate Account Charges 2.10% .................................                 --         1.127                   --
    Separate Account Charges 2.20% .................................                 --         1.126                   --
    Separate Account Charges 2.30% .................................                 --         1.125                   --
    Separate Account Charges 2.40% .................................                 --         1.125                   --
    Separate Account Charges 2.50% .................................              1,000         1.124                1,125
    Separate Account Charges 2.60% .................................                 --         1.124                   --
  Capital Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.117                   --
    Separate Account Charges 1.80% .................................                 --         1.116                   --
    Separate Account Charges 1.90% .................................              7,690         1.115                8,577
    Separate Account Charges 2.00% .................................                 --         1.115                   --
    Separate Account Charges 2.10% .................................             16,814         1.114               18,733
    Separate Account Charges 2.20% .................................                 --         1.114                   --
    Separate Account Charges 2.30% .................................                 --         1.113                   --
    Separate Account Charges 2.40% .................................                 --         1.112                   --
    Separate Account Charges 2.50% .................................              2,000         1.112                2,223
    Separate Account Charges 2.60% .................................                 --         1.111                   --
  Global Discovery Portfolio - Class B
    Separate Account Charges 1.70% .................................              1,444         1.255                1,812
    Separate Account Charges 1.80% .................................                 --         1.254                   --
    Separate Account Charges 1.90% .................................                 --         1.254                   --
    Separate Account Charges 2.00% .................................                 --         1.253                   --
    Separate Account Charges 2.10% .................................              1,636         1.252                2,049
    Separate Account Charges 2.20% .................................                 --         1.251                   --
    Separate Account Charges 2.30% .................................                 --         1.251                   --
    Separate Account Charges 2.40% .................................                 --         1.250                   --
    Separate Account Charges 2.50% .................................              1,000         1.249                1,250
    Separate Account Charges 2.60% .................................                 --         1.249                   --
  Growth and Income Portfolio - Class B
    Separate Account Charges 1.70% .................................              3,187         1.129                3,599
    Separate Account Charges 1.80% .................................                 --         1.129                   --
    Separate Account Charges 1.90% .................................              7,437         1.128                8,388
    Separate Account Charges 2.00% .................................                 --         1.127                   --
    Separate Account Charges 2.10% .................................             76,571         1.127               86,266
    Separate Account Charges 2.20% .................................                 --         1.126                   --
    Separate Account Charges 2.30% .................................              9,265         1.125               10,427
    Separate Account Charges 2.40% .................................                 --         1.125                   --
    Separate Account Charges 2.50% .................................              1,000         1.124                1,124
    Separate Account Charges 2.60% .................................                 --         1.123                   --
  Health Sciences Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.125                   --
    Separate Account Charges 1.80% .................................                 --         1.124                   --
    Separate Account Charges 1.90% .................................              9,687         1.123               10,881
    Separate Account Charges 2.00% .................................                 --         1.123                   --
    Separate Account Charges 2.10% .................................             17,824         1.122               19,998
    Separate Account Charges 2.20% .................................                 --         1.121                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Scudder Variable Series I (continued)
  Health Sciences Portfolio - Class B (continued)
    Separate Account Charges 2.30% .................................                 --      $  1.121          $        --
    Separate Account Charges 2.40% .................................                 --         1.120                   --
    Separate Account Charges 2.50% .................................              1,000         1.119                1,119
    Separate Account Charges 2.60% .................................                 --         1.119                   --
  International Portfolio - Class B
    Separate Account Charges 1.70% .................................              4,604         1.186                5,462
    Separate Account Charges 1.80% .................................                 --         1.186                   --
    Separate Account Charges 1.90% .................................                 --         1.185                   --
    Separate Account Charges 2.00% .................................                 --         1.184                   --
    Separate Account Charges 2.10% .................................             26,340         1.184               31,178
    Separate Account Charges 2.20% .................................                 --         1.183                   --
    Separate Account Charges 2.30% .................................                 --         1.182                   --
    Separate Account Charges 2.40% .................................                 --         1.182                   --
    Separate Account Charges 2.50% .................................              1,000         1.181                1,181
    Separate Account Charges 2.60% .................................                 --         1.180                   --

Scudder Variable Series II
  Scudder Aggressive Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.166                   --
    Separate Account Charges 1.80% .................................                 --         1.166                   --
    Separate Account Charges 1.90% .................................                 --         1.165                   --
    Separate Account Charges 2.00% .................................                 --         1.164                   --
    Separate Account Charges 2.10% .................................                 --         1.164                   --
    Separate Account Charges 2.20% .................................                 --         1.163                   --
    Separate Account Charges 2.30% .................................                 --         1.162                   --
    Separate Account Charges 2.40% .................................                 --         1.162                   --
    Separate Account Charges 2.50% .................................              1,000         1.161                1,162
    Separate Account Charges 2.60% .................................                 --         1.161                   --
  Scudder Blue Chip Portfolio - Class B
    Separate Account Charges 1.70% .................................             16,144         1.157               18,682
    Separate Account Charges 1.80% .................................                 --         1.157                   --
    Separate Account Charges 1.90% .................................                 --         1.156                   --
    Separate Account Charges 2.00% .................................                 --         1.155                   --
    Separate Account Charges 2.10% .................................              9,539         1.155               11,014
    Separate Account Charges 2.20% .................................                 --         1.154                   --
    Separate Account Charges 2.30% .................................                 --         1.153                   --
    Separate Account Charges 2.40% .................................                 --         1.153                   --
    Separate Account Charges 2.50% .................................              2,000         1.152                2,304
    Separate Account Charges 2.60% .................................                 --         1.151                   --
  Scudder Contrarian Value Portfolio - Class B
    Separate Account Charges 1.70% .................................              1,556         1.164                1,811
    Separate Account Charges 1.80% .................................                 --         1.163                   --
    Separate Account Charges 1.90% .................................                 --         1.163                   --
    Separate Account Charges 2.00% .................................                 --         1.162                   --
    Separate Account Charges 2.10% .................................             22,782         1.162               26,462
    Separate Account Charges 2.20% .................................                 --         1.161                   --
    Separate Account Charges 2.30% .................................                 --         1.160                   --
    Separate Account Charges 2.40% .................................                 --         1.160                   --
    Separate Account Charges 2.50% .................................              2,000         1.159                2,318
    Separate Account Charges 2.60% .................................                 --         1.158                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Scudder Variable Series II (continued)
  Scudder Fixed Income Portfolio - Class B
    Separate Account Charges 1.70% .................................            120,178      $  0.990          $   118,938
    Separate Account Charges 1.80% .................................                 --         0.989                   --
    Separate Account Charges 1.90% .................................             26,519         0.989               26,216
    Separate Account Charges 2.00% .................................                 --         0.988                   --
    Separate Account Charges 2.10% .................................             76,583         0.987               75,623
    Separate Account Charges 2.20% .................................                 --         0.987                   --
    Separate Account Charges 2.30% .................................             10,155         0.986               10,017
    Separate Account Charges 2.40% .................................                 --         0.986                   --
    Separate Account Charges 2.50% .................................              2,000         0.985                1,970
    Separate Account Charges 2.60% .................................                 --         0.985                   --
  Scudder Global Blue Chip Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.182                   --
    Separate Account Charges 1.80% .................................                 --         1.181                   --
    Separate Account Charges 1.90% .................................                 --         1.180                   --
    Separate Account Charges 2.00% .................................                 --         1.180                   --
    Separate Account Charges 2.10% .................................             17,388         1.179               20,504
    Separate Account Charges 2.20% .................................                 --         1.179                   --
    Separate Account Charges 2.30% .................................                 --         1.178                   --
    Separate Account Charges 2.40% .................................                 --         1.177                   --
    Separate Account Charges 2.50% .................................              1,000         1.177                1,177
    Separate Account Charges 2.60% .................................                 --         1.176                   --
  Scudder Government Securities Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         0.997                   --
    Separate Account Charges 1.80% .................................                 --         0.996                   --
    Separate Account Charges 1.90% .................................             26,316         0.996               26,204
    Separate Account Charges 2.00% .................................                 --         0.995                   --
    Separate Account Charges 2.10% .................................             41,724         0.995               41,501
    Separate Account Charges 2.20% .................................                 --         0.994                   --
    Separate Account Charges 2.30% .................................             10,065         0.994                9,999
    Separate Account Charges 2.40% .................................                 --         0.993                   --
    Separate Account Charges 2.50% .................................              2,000         0.992                1,985
    Separate Account Charges 2.60% .................................                 --         0.992                   --
  Scudder Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................             15,061         1.110               16,714
    Separate Account Charges 1.80% .................................                 --         1.109                   --
    Separate Account Charges 1.90% .................................              4,990         1.108                5,531
    Separate Account Charges 2.00% .................................                 --         1.108                   --
    Separate Account Charges 2.10% .................................              2,748         1.107                3,043
    Separate Account Charges 2.20% .................................                 --         1.107                   --
    Separate Account Charges 2.30% .................................                 --         1.106                   --
    Separate Account Charges 2.40% .................................                 --         1.105                   --
    Separate Account Charges 2.50% .................................              2,000         1.105                2,209
    Separate Account Charges 2.60% .................................                 --         1.104                   --
  Scudder High Income Portfolio - Class B
    Separate Account Charges 1.70% .................................             14,993         1.093               16,391
    Separate Account Charges 1.80% .................................                 --         1.093                   --
    Separate Account Charges 1.90% .................................             26,531         1.092               28,971
    Separate Account Charges 2.00% .................................                 --         1.091                   --
    Separate Account Charges 2.10% .................................             79,425         1.091               86,633
    Separate Account Charges 2.20% .................................                 --         1.090                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Scudder Variable Series II (continued)
  Scudder High Income Portfolio - Class B (continued)
    Separate Account Charges 2.30% .................................                 --      $  1.090          $        --
    Separate Account Charges 2.40% .................................                 --         1.089                   --
    Separate Account Charges 2.50% .................................                 --         1.088                   --
    Separate Account Charges 2.60% .................................                 --         1.088                   --
  Scudder International Select Equity Portfolio - Class B
    Separate Account Charges 1.70% .................................              1,499         1.211                1,816
    Separate Account Charges 1.80% .................................                 --         1.211                   --
    Separate Account Charges 1.90% .................................                 --         1.210                   --
    Separate Account Charges 2.00% .................................                 --         1.209                   --
    Separate Account Charges 2.10% .................................             39,253         1.209               47,442
    Separate Account Charges 2.20% .................................                 --         1.208                   --
    Separate Account Charges 2.30% .................................                 --         1.207                   --
    Separate Account Charges 2.40% .................................                 --         1.207                   --
    Separate Account Charges 2.50% .................................              1,000         1.206                1,206
    Separate Account Charges 2.60% .................................                 --         1.205                   --
  Scudder Money Market Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         0.992                   --
    Separate Account Charges 1.80% .................................                 --         0.991                   --
    Separate Account Charges 1.90% .................................              5,142         0.990                5,094
    Separate Account Charges 2.00% .................................                 --         0.990                   --
    Separate Account Charges 2.10% .................................             15,771         0.989               15,605
    Separate Account Charges 2.20% .................................                 --         0.989                   --
    Separate Account Charges 2.30% .................................                 --         0.988                   --
    Separate Account Charges 2.40% .................................                 --         0.988                   --
    Separate Account Charges 2.50% .................................              1,000         0.987                  987
    Separate Account Charges 2.60% .................................                 --         0.987                   --
  Scudder Small Cap Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................              1,591         1.134                1,804
    Separate Account Charges 1.80% .................................                 --         1.134                   --
    Separate Account Charges 1.90% .................................                 --         1.133                   --
    Separate Account Charges 2.00% .................................                 --         1.132                   --
    Separate Account Charges 2.10% .................................             26,844         1.132               30,379
    Separate Account Charges 2.20% .................................                 --         1.131                   --
    Separate Account Charges 2.30% .................................                 --         1.130                   --
    Separate Account Charges 2.40% .................................                 --         1.130                   --
    Separate Account Charges 2.50% .................................              1,000         1.129                1,129
    Separate Account Charges 2.60% .................................                 --         1.128                   --
  Scudder Strategic Income Portfolio - Class B
    Separate Account Charges 1.70% .................................             16,555         0.986               16,329
    Separate Account Charges 1.80% .................................                 --         0.986                   --
    Separate Account Charges 1.90% .................................             25,338         0.985               24,963
    Separate Account Charges 2.00% .................................                 --         0.985                   --
    Separate Account Charges 2.10% .................................             67,727         0.984               66,650
    Separate Account Charges 2.20% .................................                 --         0.984                   --
    Separate Account Charges 2.30% .................................                 --         0.983                   --
    Separate Account Charges 2.40% .................................                 --         0.982                   --
    Separate Account Charges 2.50% .................................              2,000         0.982                1,964
    Separate Account Charges 2.60% .................................                 --         0.981                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Scudder Variable Series II (continued)
  Scudder Technology Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --      $  1.217          $        --
    Separate Account Charges 1.80% .................................                 --         1.217                   --
    Separate Account Charges 1.90% .................................                839         1.216                1,019
    Separate Account Charges 2.00% .................................                 --         1.215                   --
    Separate Account Charges 2.10% .................................              3,504         1.215                4,257
    Separate Account Charges 2.20% .................................                 --         1.214                   --
    Separate Account Charges 2.30% .................................                 --         1.213                   --
    Separate Account Charges 2.40% .................................                 --         1.213                   --
    Separate Account Charges 2.50% .................................              1,000         1.212                1,212
    Separate Account Charges 2.60% .................................                 --         1.211                   --
  Scudder Total Return Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.065                   --
    Separate Account Charges 1.80% .................................                 --         1.064                   --
    Separate Account Charges 1.90% .................................                 --         1.063                   --
    Separate Account Charges 2.00% .................................                 --         1.063                   --
    Separate Account Charges 2.10% .................................             25,525         1.062               27,113
    Separate Account Charges 2.20% .................................                 --         1.062                   --
    Separate Account Charges 2.30% .................................                 --         1.061                   --
    Separate Account Charges 2.40% .................................                 --         1.060                   --
    Separate Account Charges 2.50% .................................              2,000         1.060                2,120
    Separate Account Charges 2.60% .................................                 --         1.059                   --
  SVS Davis Venture Value Portfolio - Class B
    Separate Account Charges 1.70% .................................              7,313         1.160                8,480
    Separate Account Charges 1.80% .................................                 --         1.159                   --
    Separate Account Charges 1.90% .................................              5,055         1.158                5,855
    Separate Account Charges 2.00% .................................                 --         1.158                   --
    Separate Account Charges 2.10% .................................                 --         1.157                   --
    Separate Account Charges 2.20% .................................                 --         1.156                   --
    Separate Account Charges 2.30% .................................                 --         1.156                   --
    Separate Account Charges 2.40% .................................                 --         1.155                   --
    Separate Account Charges 2.50% .................................              1,000         1.154                1,154
    Separate Account Charges 2.60% .................................                 --         1.154                   --
  SVS Dreman Financial Services Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.131                   --
    Separate Account Charges 1.80% .................................                 --         1.130                   --
    Separate Account Charges 1.90% .................................                 --         1.130                   --
    Separate Account Charges 2.00% .................................                 --         1.129                   --
    Separate Account Charges 2.10% .................................             12,243         1.129               13,817
    Separate Account Charges 2.20% .................................                 --         1.128                   --
    Separate Account Charges 2.30% .................................                 --         1.127                   --
    Separate Account Charges 2.40% .................................                 --         1.127                   --
    Separate Account Charges 2.50% .................................              2,000         1.126                2,252
    Separate Account Charges 2.60% .................................                 --         1.125                   --
  SVS Dreman High Return Equity Portfolio - Class B
    Separate Account Charges 1.70% .................................             13,919         1.164               16,204
    Separate Account Charges 1.80% .................................                 --         1.164                   --
    Separate Account Charges 1.90% .................................             13,305         1.163               15,473
    Separate Account Charges 2.00% .................................                 --         1.162                   --
    Separate Account Charges 2.10% .................................             93,860         1.162              109,029
    Separate Account Charges 2.20% .................................                 --         1.161                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Scudder Variable Series II (continued)
  SVS Dreman High Return Equity Portfolio - Class B (continued)
    Separate Account Charges 2.30% .................................                 --      $  1.160          $        --
    Separate Account Charges 2.40% .................................                 --         1.160                   --
    Separate Account Charges 2.50% .................................              1,000         1.159                1,159
    Separate Account Charges 2.60% .................................                 --         1.158                   --
  SVS Dreman Small Cap Value Portfolio - Class B
    Separate Account Charges 1.70% .................................              1,443         1.246                1,799
    Separate Account Charges 1.80% .................................                 --         1.246                   --
    Separate Account Charges 1.90% .................................              6,254         1.245                7,785
    Separate Account Charges 2.00% .................................                 --         1.244                   --
    Separate Account Charges 2.10% .................................             17,383         1.244               21,617
    Separate Account Charges 2.20% .................................                 --         1.243                   --
    Separate Account Charges 2.30% .................................                 --         1.242                   --
    Separate Account Charges 2.40% .................................                 --         1.241                   --
    Separate Account Charges 2.50% .................................              2,000         1.241                2,482
    Separate Account Charges 2.60% .................................                 --         1.240                   --
  SVS Eagle Focused Large Cap Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................              4,838         1.120                5,416
    Separate Account Charges 1.80% .................................                 --         1.119                   --
    Separate Account Charges 1.90% .................................                 --         1.118                   --
    Separate Account Charges 2.00% .................................                 --         1.118                   --
    Separate Account Charges 2.10% .................................             47,084         1.117               52,595
    Separate Account Charges 2.20% .................................                 --         1.116                   --
    Separate Account Charges 2.30% .................................                 --         1.116                   --
    Separate Account Charges 2.40% .................................                 --         1.115                   --
    Separate Account Charges 2.50% .................................              1,000         1.115                1,115
    Separate Account Charges 2.60% .................................                 --         1.114                   --
  SVS Focus Value & Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.159                   --
    Separate Account Charges 1.80% .................................                 --         1.158                   --
    Separate Account Charges 1.90% .................................                 --         1.158                   --
    Separate Account Charges 2.00% .................................                 --         1.157                   --
    Separate Account Charges 2.10% .................................              8,857         1.157               10,242
    Separate Account Charges 2.20% .................................                 --         1.156                   --
    Separate Account Charges 2.30% .................................                 --         1.155                   --
    Separate Account Charges 2.40% .................................                 --         1.155                   --
    Separate Account Charges 2.50% .................................              2,000         1.154                2,308
    Separate Account Charges 2.60% .................................                 --         1.153                   --
  SVS Index 500 Portfolio - Class B
    Separate Account Charges 1.70% .................................              6,712         1.134                7,608
    Separate Account Charges 1.80% .................................                 --         1.133                   --
    Separate Account Charges 1.90% .................................                 --         1.132                   --
    Separate Account Charges 2.00% .................................                 --         1.132                   --
    Separate Account Charges 2.10% .................................             28,867         1.131               32,650
    Separate Account Charges 2.20% .................................                 --         1.130                   --
    Separate Account Charges 2.30% .................................                 --         1.130                   --
    Separate Account Charges 2.40% .................................                 --         1.129                   --
    Separate Account Charges 2.50% .................................              1,000         1.129                1,129
    Separate Account Charges 2.60% .................................                 --         1.128                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Scudder Variable Series II (continued)
  SVS INVESCO Dynamic Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --      $  1.177          $        --
    Separate Account Charges 1.80% .................................                 --         1.176                   --
    Separate Account Charges 1.90% .................................              4,287         1.176                5,039
    Separate Account Charges 2.00% .................................                 --         1.175                   --
    Separate Account Charges 2.10% .................................              7,066         1.174                8,297
    Separate Account Charges 2.20% .................................                 --         1.174                   --
    Separate Account Charges 2.30% .................................                 --         1.173                   --
    Separate Account Charges 2.40% .................................                 --         1.172                   --
    Separate Account Charges 2.50% .................................              1,000         1.172                1,172
    Separate Account Charges 2.60% .................................                 --         1.171                   --
  SVS Janus Growth And Income Portfolio - Class B
    Separate Account Charges 1.70% .................................              4,828         1.121                5,413
    Separate Account Charges 1.80% .................................                 --         1.121                   --
    Separate Account Charges 1.90% .................................                 --         1.120                   --
    Separate Account Charges 2.00% .................................                 --         1.119                   --
    Separate Account Charges 2.10% .................................             17,444         1.119               19,514
    Separate Account Charges 2.20% .................................                 --         1.118                   --
    Separate Account Charges 2.30% .................................                 --         1.117                   --
    Separate Account Charges 2.40% .................................                 --         1.117                   --
    Separate Account Charges 2.50% .................................              1,000         1.116                1,116
    Separate Account Charges 2.60% .................................                 --         1.115                   --
  SVS Janus Growth Opportunities Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.112                   --
    Separate Account Charges 1.80% .................................                 --         1.111                   --
    Separate Account Charges 1.90% .................................                 --         1.110                   --
    Separate Account Charges 2.00% .................................                 --         1.110                   --
    Separate Account Charges 2.10% .................................                 --         1.109                   --
    Separate Account Charges 2.20% .................................                 --         1.109                   --
    Separate Account Charges 2.30% .................................                 --         1.108                   --
    Separate Account Charges 2.40% .................................                 --         1.107                   --
    Separate Account Charges 2.50% .................................              1,000         1.107                1,107
    Separate Account Charges 2.60% .................................                 --         1.106                   --
  SVS MFS Strategic Value Portfolio - Class B
    Separate Account Charges 1.70% .................................              4,838         1.124                5,436
    Separate Account Charges 1.80% .................................                 --         1.123                   --
    Separate Account Charges 1.90% .................................                 --         1.122                   --
    Separate Account Charges 2.00% .................................                 --         1.122                   --
    Separate Account Charges 2.10% .................................              7,275         1.121                8,155
    Separate Account Charges 2.20% .................................                 --         1.120                   --
    Separate Account Charges 2.30% .................................                 --         1.120                   --
    Separate Account Charges 2.40% .................................                 --         1.119                   --
    Separate Account Charges 2.50% .................................              1,000         1.119                1,119
    Separate Account Charges 2.60% .................................                 --         1.118                   --
  SVS Oak Strategic Equity Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.195                   --
    Separate Account Charges 1.80% .................................                 --         1.195                   --
    Separate Account Charges 1.90% .................................                 --         1.194                   --
    Separate Account Charges 2.00% .................................                 --         1.193                   --
    Separate Account Charges 2.10% .................................              2,567         1.193                3,062
    Separate Account Charges 2.20% .................................                 --         1.192                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Scudder Variable Series II (continued)
  SVS Oak Strategic Equity Portfolio - Class B (continued)
    Separate Account Charges 2.30% .................................                 --      $  1.191          $        --
    Separate Account Charges 2.40% .................................                 --         1.191                   --
    Separate Account Charges 2.50% .................................              1,000         1.190                1,190
    Separate Account Charges 2.60% .................................                 --         1.189                   --
  SVS Turner Mid Cap Growth Portfolio - Class B
    Separate Account Charges 1.70% .................................                 --         1.214                   --
    Separate Account Charges 1.80% .................................                 --         1.214                   --
    Separate Account Charges 1.90% .................................                 --         1.213                   --
    Separate Account Charges 2.00% .................................                 --         1.212                   --
    Separate Account Charges 2.10% .................................                 --         1.212                   --
    Separate Account Charges 2.20% .................................                 --         1.211                   --
    Separate Account Charges 2.30% .................................                 --         1.210                   --
    Separate Account Charges 2.40% .................................                 --         1.210                   --
    Separate Account Charges 2.50% .................................              1,000         1.209                1,210
    Separate Account Charges 2.60% .................................                 --         1.208                   --

Smith Barney Investment Series
  Smith Barney Large Cap Core Portfolio
    Separate Account Charges 1.70% .................................                 --         1.217                   --
    Separate Account Charges 1.80% .................................              1,000         1.216                1,218
    Separate Account Charges 1.90% .................................                 --         1.215                   --
    Separate Account Charges 2.00% .................................                 --         1.214                   --
    Separate Account Charges 2.10% .................................                 --         1.213                   --
    Separate Account Charges 2.20% .................................                 --         1.212                   --
    Separate Account Charges 2.30% .................................                 --         1.211                   --
    Separate Account Charges 2.40% .................................                 --         1.210                   --
    Separate Account Charges 2.50% .................................                 --         1.209                   --
    Separate Account Charges 2.60% .................................                 --         1.209                   --
  Smith Barney Premier Selections All Cap Growth Portfolio
    Separate Account Charges 1.70% .................................                 --         1.318                   --
    Separate Account Charges 1.80% .................................              1,000         1.317                1,317
    Separate Account Charges 1.90% .................................                 --         1.316                   --
    Separate Account Charges 2.00% .................................                 --         1.315                   --
    Separate Account Charges 2.10% .................................                 --         1.314                   --
    Separate Account Charges 2.20% .................................                 --         1.313                   --
    Separate Account Charges 2.30% .................................                 --         1.312                   --
    Separate Account Charges 2.40% .................................                 --         1.311                   --
    Separate Account Charges 2.50% .................................                 --         1.310                   --
    Separate Account Charges 2.60% .................................                 --         1.309                   --

Smith Barney Multiple Discipline Trust
  Multiple Discipline Portfolio - All Cap Growth and Value
    Separate Account Charges 1.70% .................................                 --         1.287                   --
    Separate Account Charges 1.80% .................................             28,399         1.286               36,531
    Separate Account Charges 1.90% .................................                 --         1.285                   --
    Separate Account Charges 2.00% .................................             29,348         1.284               37,691
    Separate Account Charges 2.10% .................................                 --         1.283                   --
    Separate Account Charges 2.20% .................................            147,033         1.282              188,535
    Separate Account Charges 2.30% .................................                 --         1.281                   --
    Separate Account Charges 2.40% .................................             50,599         1.280               64,779

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Smith Barney Multiple Discipline Trust (continued)
  Multiple Discipline Portfolio - All Cap Growth and Value (continued)
    Separate Account Charges 2.50% .................................                 --      $  1.279          $        --
    Separate Account Charges 2.60% .................................             20,408         1.278               26,086
  Multiple Discipline Portfolio - Balanced All Cap Growth and Value
    Separate Account Charges 1.70% .................................                 --         1.192                   --
    Separate Account Charges 1.80% .................................            171,664         1.191              204,477
    Separate Account Charges 1.90% .................................                 --         1.190                   --
    Separate Account Charges 2.00% .................................                 --         1.189                   --
    Separate Account Charges 2.10% .................................                 --         1.188                   --
    Separate Account Charges 2.20% .................................            201,847         1.187              239,691
    Separate Account Charges 2.30% .................................                 --         1.187                   --
    Separate Account Charges 2.40% .................................            455,868         1.186              540,504
    Separate Account Charges 2.50% .................................                 --         1.185                   --
    Separate Account Charges 2.60% .................................            294,612         1.184              348,772
  Multiple Discipline Portfolio - Global All Cap Growth and Value
    Separate Account Charges 1.70% .................................                 --         1.311                   --
    Separate Account Charges 1.80% .................................              7,252         1.310                9,498
    Separate Account Charges 1.90% .................................                 --         1.309                   --
    Separate Account Charges 2.00% .................................                 --         1.308                   --
    Separate Account Charges 2.10% .................................                 --         1.307                   --
    Separate Account Charges 2.20% .................................                 --         1.306                   --
    Separate Account Charges 2.30% .................................                 --         1.305                   --
    Separate Account Charges 2.40% .................................                 --         1.304                   --
    Separate Account Charges 2.50% .................................                 --         1.303                   --
    Separate Account Charges 2.60% .................................                 --         1.302                   --
  Multiple Discipline Portfolio - Large Cap Growth and Value
    Separate Account Charges 1.70% .................................                 --         1.270                   --
    Separate Account Charges 1.80% .................................              2,000         1.269                2,537
    Separate Account Charges 1.90% .................................                 --         1.268                   --
    Separate Account Charges 2.00% .................................                 --         1.267                   --
    Separate Account Charges 2.10% .................................                 --         1.266                   --
    Separate Account Charges 2.20% .................................              8,364         1.265               10,579
    Separate Account Charges 2.30% .................................                 --         1.264                   --
    Separate Account Charges 2.40% .................................                 --         1.263                   --
    Separate Account Charges 2.50% .................................                 --         1.262                   --
    Separate Account Charges 2.60% .................................                 --         1.261                   --

The Alger American Fund
  Alger American Balanced Portfolio - Class S Shares
    Separate Account Charges 1.70% .................................             55,895         1.064               59,466
    Separate Account Charges 1.80% .................................                 --         1.063                   --
    Separate Account Charges 1.90% .................................                 --         1.063                   --
    Separate Account Charges 2.00% .................................                 --         1.062                   --
    Separate Account Charges 2.10% .................................             55,667         1.061               59,089
    Separate Account Charges 2.20% .................................                 --         1.061                   --
    Separate Account Charges 2.30% .................................              9,662         1.060               10,245
    Separate Account Charges 2.40% .................................                 --         1.060                   --
    Separate Account Charges 2.50% .................................                 --         1.059                   --
    Separate Account Charges 2.60% .................................                 --         1.059                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
The Alger American Fund (continued)
  Alger American Leveraged AllCap Portfolio - Class S Shares
    Separate Account Charges 1.70% .................................                 --      $  1.123          $        --
    Separate Account Charges 1.80% .................................                 --         1.122                   --
    Separate Account Charges 1.90% .................................                 --         1.121                   --
    Separate Account Charges 2.00% .................................                 --         1.121                   --
    Separate Account Charges 2.10% .................................                 --         1.120                   --
    Separate Account Charges 2.20% .................................                 --         1.119                   --
    Separate Account Charges 2.30% .................................                 --         1.119                   --
    Separate Account Charges 2.40% .................................                 --         1.118                   --
    Separate Account Charges 2.50% .................................              3,000         1.118                3,353
    Separate Account Charges 2.60% .................................                 --         1.117                   --

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 1.70% .................................             16,074         1.198               19,255
    Separate Account Charges 1.80% .................................                 --         1.197                   --
    Separate Account Charges 1.90% .................................                 --         1.196                   --
    Separate Account Charges 2.00% .................................                 --         1.195                   --
    Separate Account Charges 2.10% .................................             10,500         1.194               12,540
    Separate Account Charges 2.20% .................................                 --         1.193                   --
    Separate Account Charges 2.30% .................................                 --         1.192                   --
    Separate Account Charges 2.40% .................................                 --         1.191                   --
    Separate Account Charges 2.50% .................................                 --         1.191                   --
    Separate Account Charges 2.60% .................................                 --         1.190                   --
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 1.70% .................................              2,000         1.351                2,702
    Separate Account Charges 1.80% .................................                 --         1.350                   --
    Separate Account Charges 1.90% .................................                 --         1.349                   --
    Separate Account Charges 2.00% .................................                 --         1.348                   --
    Separate Account Charges 2.10% .................................                 --         1.347                   --
    Separate Account Charges 2.20% .................................                 --         1.346                   --
    Separate Account Charges 2.30% .................................                 --         1.345                   --
    Separate Account Charges 2.40% .................................                 --         1.344                   --
    Separate Account Charges 2.50% .................................                 --         1.343                   --
    Separate Account Charges 2.60% .................................                 --         1.342                   --
  Equity Income Portfolio
    Separate Account Charges 1.70% .................................              2,000         1.323                2,645
    Separate Account Charges 1.80% .................................                 --         1.322                   --
    Separate Account Charges 1.90% .................................                 --         1.321                   --
    Separate Account Charges 2.00% .................................                 --         1.320                   --
    Separate Account Charges 2.10% .................................                 --         1.319                   --
    Separate Account Charges 2.20% .................................              9,187         1.318               12,105
    Separate Account Charges 2.30% .................................                 --         1.317                   --
    Separate Account Charges 2.40% .................................                 --         1.316                   --
    Separate Account Charges 2.50% .................................                 --         1.315                   --
    Separate Account Charges 2.60% .................................                 --         1.314                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
The Travelers Series Trust (continued)
  Federated High Yield Portfolio
    Separate Account Charges 1.70% .................................              1,000      $  1.159          $     1,160
    Separate Account Charges 1.80% .................................                 --         1.158                   --
    Separate Account Charges 1.90% .................................                 --         1.158                   --
    Separate Account Charges 2.00% .................................                 --         1.157                   --
    Separate Account Charges 2.10% .................................              1,648         1.156                1,905
    Separate Account Charges 2.20% .................................                 --         1.155                   --
    Separate Account Charges 2.30% .................................                 --         1.154                   --
    Separate Account Charges 2.40% .................................                 --         1.153                   --
    Separate Account Charges 2.50% .................................                 --         1.152                   --
    Separate Account Charges 2.60% .................................                 --         1.151                   --
  Federated Stock Portfolio
    Separate Account Charges 1.70% .................................              2,000         1.295                2,590
    Separate Account Charges 1.80% .................................                 --         1.294                   --
    Separate Account Charges 1.90% .................................                 --         1.293                   --
    Separate Account Charges 2.00% .................................                 --         1.292                   --
    Separate Account Charges 2.10% .................................                 --         1.291                   --
    Separate Account Charges 2.20% .................................                 --         1.290                   --
    Separate Account Charges 2.30% .................................                 --         1.289                   --
    Separate Account Charges 2.40% .................................                 --         1.288                   --
    Separate Account Charges 2.50% .................................                 --         1.287                   --
    Separate Account Charges 2.60% .................................                 --         1.286                   --
  Large Cap Portfolio
    Separate Account Charges 1.70% .................................              2,000         1.227                2,454
    Separate Account Charges 1.80% .................................                 --         1.226                   --
    Separate Account Charges 1.90% .................................                 --         1.225                   --
    Separate Account Charges 2.00% .................................                 --         1.224                   --
    Separate Account Charges 2.10% .................................                 --         1.223                   --
    Separate Account Charges 2.20% .................................                 --         1.222                   --
    Separate Account Charges 2.30% .................................                 --         1.221                   --
    Separate Account Charges 2.40% .................................                 --         1.220                   --
    Separate Account Charges 2.50% .................................                 --         1.219                   --
    Separate Account Charges 2.60% .................................                 --         1.219                   --
  Lazard International Stock Portfolio
    Separate Account Charges 1.70% .................................              1,000         1.327                1,329
    Separate Account Charges 1.80% .................................                 --         1.326                   --
    Separate Account Charges 1.90% .................................                 --         1.325                   --
    Separate Account Charges 2.00% .................................                 --         1.324                   --
    Separate Account Charges 2.10% .................................                 --         1.323                   --
    Separate Account Charges 2.20% .................................                 --         1.322                   --
    Separate Account Charges 2.30% .................................                 --         1.321                   --
    Separate Account Charges 2.40% .................................                 --         1.320                   --
    Separate Account Charges 2.50% .................................                 --         1.319                   --
    Separate Account Charges 2.60% .................................                 --         1.318                   --
  Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 1.70% .................................              1,000         1.216                1,216
    Separate Account Charges 1.80% .................................              5,450         1.215                6,625
    Separate Account Charges 1.90% .................................                 --         1.215                   --
    Separate Account Charges 2.00% .................................                 --         1.214                   --
    Separate Account Charges 2.10% .................................             10,306         1.213               12,499
    Separate Account Charges 2.20% .................................                 --         1.212                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
The Travelers Series Trust (continued)
  Merrill Lynch Large Cap Core Portfolio (continued)
    Separate Account Charges 2.30% .................................                 --      $  1.211          $        --
    Separate Account Charges 2.40% .................................                 --         1.210                   --
    Separate Account Charges 2.50% .................................                 --         1.209                   --
    Separate Account Charges 2.60% .................................                 --         1.208                   --
  MFS Emerging Growth Portfolio
    Separate Account Charges 1.70% .................................              1,000         1.251                1,251
    Separate Account Charges 1.80% .................................             13,181         1.250               16,470
    Separate Account Charges 1.90% .................................                 --         1.249                   --
    Separate Account Charges 2.00% .................................                 --         1.248                   --
    Separate Account Charges 2.10% .................................                 --         1.247                   --
    Separate Account Charges 2.20% .................................                 --         1.246                   --
    Separate Account Charges 2.30% .................................                 --         1.245                   --
    Separate Account Charges 2.40% .................................                 --         1.244                   --
    Separate Account Charges 2.50% .................................                 --         1.243                   --
    Separate Account Charges 2.60% .................................                 --         1.242                   --
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 1.70% .................................              1,000         1.321                1,321
    Separate Account Charges 1.80% .................................                 --         1.320                   --
    Separate Account Charges 1.90% .................................                 --         1.319                   --
    Separate Account Charges 2.00% .................................                 --         1.318                   --
    Separate Account Charges 2.10% .................................             11,566         1.317               15,235
    Separate Account Charges 2.20% .................................                 --         1.316                   --
    Separate Account Charges 2.30% .................................                 --         1.315                   --
    Separate Account Charges 2.40% .................................                 --         1.314                   --
    Separate Account Charges 2.50% .................................                 --         1.313                   --
    Separate Account Charges 2.60% .................................                 --         1.312                   --
  Pioneer Fund Portfolio
    Separate Account Charges 1.70% .................................              1,000         1.214                1,215
    Separate Account Charges 1.80% .................................                 --         1.214                   --
    Separate Account Charges 1.90% .................................                 --         1.213                   --
    Separate Account Charges 2.00% .................................                 --         1.212                   --
    Separate Account Charges 2.10% .................................                 --         1.211                   --
    Separate Account Charges 2.20% .................................                 --         1.210                   --
    Separate Account Charges 2.30% .................................                 --         1.210                   --
    Separate Account Charges 2.40% .................................                 --         1.209                   --
    Separate Account Charges 2.50% .................................                 --         1.208                   --
    Separate Account Charges 2.60% .................................                 --         1.207                   --
  Travelers Quality Bond Portfolio
    Separate Account Charges 1.70% .................................             24,619         1.033               25,419
    Separate Account Charges 1.80% .................................                 --         1.032                   --
    Separate Account Charges 1.90% .................................                 --         1.031                   --
    Separate Account Charges 2.00% .................................                 --         1.030                   --
    Separate Account Charges 2.10% .................................             11,845         1.029               12,193
    Separate Account Charges 2.20% .................................                 --         1.029                   --
    Separate Account Charges 2.30% .................................                 --         1.028                   --
    Separate Account Charges 2.40% .................................                 --         1.027                   --
    Separate Account Charges 2.50% .................................                 --         1.026                   --
    Separate Account Charges 2.60% .................................                 --         1.025                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 1.70% .................................              1,000      $  1.262          $     1,263
    Separate Account Charges 1.80% .................................                 --         1.261                   --
    Separate Account Charges 1.90% .................................                 --         1.260                   --
    Separate Account Charges 2.00% .................................                 --         1.259                   --
    Separate Account Charges 2.10% .................................                 --         1.258                   --
    Separate Account Charges 2.20% .................................                 --         1.257                   --
    Separate Account Charges 2.30% .................................                 --         1.256                   --
    Separate Account Charges 2.40% .................................                 --         1.255                   --
    Separate Account Charges 2.50% .................................                 --         1.254                   --
    Separate Account Charges 2.60% .................................                 --         1.253                   --
  MFS Total Return Portfolio
    Separate Account Charges 1.70% .................................              2,006         1.171                2,350
    Separate Account Charges 1.80% .................................                 --         1.170                   --
    Separate Account Charges 1.90% .................................                 --         1.169                   --
    Separate Account Charges 2.00% .................................                 --         1.168                   --
    Separate Account Charges 2.10% .................................             10,822         1.168               12,635
    Separate Account Charges 2.20% .................................             12,194         1.167               14,226
    Separate Account Charges 2.30% .................................              2,981         1.166                3,475
    Separate Account Charges 2.40% .................................                 --         1.165                   --
    Separate Account Charges 2.50% .................................                 --         1.164                   --
    Separate Account Charges 2.60% .................................                 --         1.163                   --
  SB Adjustable Rate Income Portfolio - Class I Shares
    Separate Account Charges 1.70% .................................              1,000         0.998                  999
    Separate Account Charges 1.80% .................................                 --         0.998                   --
    Separate Account Charges 1.90% .................................                 --         0.998                   --
    Separate Account Charges 2.00% .................................                 --         0.998                   --
    Separate Account Charges 2.10% .................................                 --         0.997                   --
    Separate Account Charges 2.20% .................................                 --         0.997                   --
    Separate Account Charges 2.30% .................................                 --         0.997                   --
    Separate Account Charges 2.40% .................................                 --         0.996                   --
    Separate Account Charges 2.50% .................................                 --         0.996                   --
    Separate Account Charges 2.60% .................................                 --         0.996                   --
  Smith Barney Aggressive Growth Portfolio
    Separate Account Charges 1.70% .................................                 --         1.303                   --
    Separate Account Charges 1.80% .................................             12,641         1.302               16,461
    Separate Account Charges 1.90% .................................                 --         1.301                   --
    Separate Account Charges 2.00% .................................                 --         1.300                   --
    Separate Account Charges 2.10% .................................                 --         1.299                   --
    Separate Account Charges 2.20% .................................             77,320         1.298              100,372
    Separate Account Charges 2.30% .................................                 --         1.297                   --
    Separate Account Charges 2.40% .................................              8,279         1.296               10,730
    Separate Account Charges 2.50% .................................                 --         1.295                   --
    Separate Account Charges 2.60% .................................                 --         1.294                   --
  Smith Barney High Income Portfolio
    Separate Account Charges 1.70% .................................                 --         1.187                   --
    Separate Account Charges 1.80% .................................              1,000         1.186                1,187
    Separate Account Charges 1.90% .................................                 --         1.185                   --
    Separate Account Charges 2.00% .................................                 --         1.184                   --
    Separate Account Charges 2.10% .................................                 --         1.183                   --
    Separate Account Charges 2.20% .................................                 --         1.182                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Travelers Series Fund Inc. (continued)
  Smith Barney High Income Portfolio (continued)
    Separate Account Charges 2.30% .................................                 --      $  1.181          $        --
    Separate Account Charges 2.40% .................................                 --         1.180                   --
    Separate Account Charges 2.50% .................................                 --         1.179                   --
    Separate Account Charges 2.60% .................................                 --         1.178                   --
  Smith Barney Large Cap Value Portfolio
    Separate Account Charges 1.70% .................................                 --         1.303                   --
    Separate Account Charges 1.80% .................................              2,000         1.302                2,604
    Separate Account Charges 1.90% .................................                 --         1.301                   --
    Separate Account Charges 2.00% .................................                 --         1.300                   --
    Separate Account Charges 2.10% .................................                 --         1.299                   --
    Separate Account Charges 2.20% .................................                 --         1.298                   --
    Separate Account Charges 2.30% .................................                 --         1.297                   --
    Separate Account Charges 2.40% .................................                 --         1.296                   --
    Separate Account Charges 2.50% .................................                 --         1.295                   --
    Separate Account Charges 2.60% .................................                 --         1.294                   --
  Smith Barney Large Capitalization Growth Portfolio
    Separate Account Charges 1.70% .................................                 --         1.385                   --
    Separate Account Charges 1.80% .................................             14,848         1.384               20,555
    Separate Account Charges 1.90% .................................                 --         1.383                   --
    Separate Account Charges 2.00% .................................                 --         1.382                   --
    Separate Account Charges 2.10% .................................                 --         1.381                   --
    Separate Account Charges 2.20% .................................                 --         1.380                   --
    Separate Account Charges 2.30% .................................                 --         1.379                   --
    Separate Account Charges 2.40% .................................                 --         1.378                   --
    Separate Account Charges 2.50% .................................                 --         1.377                   --
    Separate Account Charges 2.60% .................................                 --         1.376                   --
  Smith Barney Mid Cap Core Portfolio
    Separate Account Charges 1.70% .................................                 --         1.300                   --
    Separate Account Charges 1.80% .................................              1,014         1.299                1,317
    Separate Account Charges 1.90% .................................                 --         1.298                   --
    Separate Account Charges 2.00% .................................                 --         1.297                   --
    Separate Account Charges 2.10% .................................                 --         1.296                   --
    Separate Account Charges 2.20% .................................                 --         1.295                   --
    Separate Account Charges 2.30% .................................                 --         1.294                   --
    Separate Account Charges 2.40% .................................                 --         1.293                   --
    Separate Account Charges 2.50% .................................                 --         1.292                   --
    Separate Account Charges 2.60% .................................                 --         1.291                   --
  Smith Barney Money Market Portfolio
    Separate Account Charges 1.70% .................................                 --         0.992                   --
    Separate Account Charges 1.80% .................................             29,412         0.991               29,143
    Separate Account Charges 1.90% .................................                 --         0.990                   --
    Separate Account Charges 2.00% .................................                 --         0.989                   --
    Separate Account Charges 2.10% .................................                 --         0.988                   --
    Separate Account Charges 2.20% .................................              6,840         0.988                6,756
    Separate Account Charges 2.30% .................................                 --         0.987                   --
    Separate Account Charges 2.40% .................................                 --         0.986                   --
    Separate Account Charges 2.50% .................................                 --         0.985                   --
    Separate Account Charges 2.60% .................................                 --         0.985                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Travelers Series Fund Inc. (continued)
  Strategic Equity Portfolio
    Separate Account Charges 1.70% .................................              2,000      $  1.273          $     2,545
    Separate Account Charges 1.80% .................................                 --         1.272                   --
    Separate Account Charges 1.90% .................................                 --         1.271                   --
    Separate Account Charges 2.00% .................................                 --         1.270                   --
    Separate Account Charges 2.10% .................................                 --         1.269                   --
    Separate Account Charges 2.20% .................................                 --         1.268                   --
    Separate Account Charges 2.30% .................................                 --         1.267                   --
    Separate Account Charges 2.40% .................................                 --         1.266                   --
    Separate Account Charges 2.50% .................................                 --         1.265                   --
    Separate Account Charges 2.60% .................................                 --         1.264                   --
  Travelers Managed Income Portfolio
    Separate Account Charges 1.70% .................................                 --         1.044                   --
    Separate Account Charges 1.80% .................................              1,994         1.044                2,081
    Separate Account Charges 1.90% .................................                 --         1.043                   --
    Separate Account Charges 2.00% .................................                 --         1.042                   --
    Separate Account Charges 2.10% .................................                 --         1.041                   --
    Separate Account Charges 2.20% .................................                 --         1.040                   --
    Separate Account Charges 2.30% .................................                 --         1.039                   --
    Separate Account Charges 2.40% .................................                 --         1.039                   --
    Separate Account Charges 2.50% .................................                 --         1.038                   --
    Separate Account Charges 2.60% .................................                 --         1.037                   --
  Van Kampen Enterprise Portfolio
    Separate Account Charges 1.70% .................................                 --         1.230                   --
    Separate Account Charges 1.80% .................................              1,000         1.229                1,231
    Separate Account Charges 1.90% .................................                 --         1.229                   --
    Separate Account Charges 2.00% .................................                 --         1.228                   --
    Separate Account Charges 2.10% .................................                 --         1.227                   --
    Separate Account Charges 2.20% .................................                 --         1.226                   --
    Separate Account Charges 2.30% .................................                 --         1.225                   --
    Separate Account Charges 2.40% .................................                 --         1.224                   --
    Separate Account Charges 2.50% .................................                 --         1.223                   --
    Separate Account Charges 2.60% .................................                 --         1.222                   --

Van Kampen Life Investment Trust
  Comstock Portfolio - Class II Shares
    Separate Account Charges 1.70% .................................             19,791         1.315               26,025
    Separate Account Charges 1.80% .................................                 --         1.314                   --
    Separate Account Charges 1.90% .................................                 --         1.313                   --
    Separate Account Charges 2.00% .................................                 --         1.312                   --
    Separate Account Charges 2.10% .................................                 --         1.311                   --
    Separate Account Charges 2.20% .................................                 --         1.310                   --
    Separate Account Charges 2.30% .................................                 --         1.309                   --
    Separate Account Charges 2.40% .................................                 --         1.308                   --
    Separate Account Charges 2.50% .................................                 --         1.307                   --
    Separate Account Charges 2.60% .................................                 --         1.306                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Van Kampen Life Investment Trust (continued)
  Emerging Growth Portfolio - Class I Shares
    Separate Account Charges 1.70% .................................                 --      $  1.216          $        --
    Separate Account Charges 1.80% .................................              2,000         1.215                2,430
    Separate Account Charges 1.90% .................................                 --         1.214                   --
    Separate Account Charges 2.00% .................................                 --         1.213                   --
    Separate Account Charges 2.10% .................................                 --         1.212                   --
    Separate Account Charges 2.20% .................................                 --         1.211                   --
    Separate Account Charges 2.30% .................................                 --         1.211                   --
    Separate Account Charges 2.40% .................................              4,528         1.210                5,477
    Separate Account Charges 2.50% .................................                 --         1.209                   --
    Separate Account Charges 2.60% .................................                 --         1.208                   --
  Enterprise Portfolio - Class II Shares
    Separate Account Charges 1.70% .................................              2,000         1.230                2,460
    Separate Account Charges 1.80% .................................                 --         1.229                   --
    Separate Account Charges 1.90% .................................                 --         1.228                   --
    Separate Account Charges 2.00% .................................                 --         1.227                   --
    Separate Account Charges 2.10% .................................                 --         1.226                   --
    Separate Account Charges 2.20% .................................                 --         1.225                   --
    Separate Account Charges 2.30% .................................                 --         1.224                   --
    Separate Account Charges 2.40% .................................                 --         1.223                   --
    Separate Account Charges 2.50% .................................                 --         1.222                   --
    Separate Account Charges 2.60% .................................                 --         1.221                   --

Variable Annuity Portfolios
  Smith Barney Small Cap Growth Opportunities Portfolio
    Separate Account Charges 1.70% .................................                 --         1.440                   --
    Separate Account Charges 1.80% .................................              1,000         1.439                1,439
    Separate Account Charges 1.90% .................................                 --         1.438                   --
    Separate Account Charges 2.00% .................................                 --         1.437                   --
    Separate Account Charges 2.10% .................................                 --         1.435                   --
    Separate Account Charges 2.20% .................................                 --         1.434                   --
    Separate Account Charges 2.30% .................................                 --         1.433                   --
    Separate Account Charges 2.40% .................................                 --         1.432                   --
    Separate Account Charges 2.50% .................................                 --         1.431                   --
    Separate Account Charges 2.60% .................................                 --         1.430                   --

Variable Insurance Products Fund II
  Contrafund(R) Portfolio - Service Class
    Separate Account Charges 1.70% .................................                 --         1.290                   --
    Separate Account Charges 1.80% .................................              2,003         1.289                2,582
    Separate Account Charges 1.90% .................................                 --         1.288                   --
    Separate Account Charges 2.00% .................................                 --         1.287                   --
    Separate Account Charges 2.10% .................................                 --         1.286                   --
    Separate Account Charges 2.20% .................................                 --         1.285                   --
    Separate Account Charges 2.30% .................................                 --         1.284                   --
    Separate Account Charges 2.40% .................................                 --         1.283                   --
    Separate Account Charges 2.50% .................................                 --         1.282                   --
    Separate Account Charges 2.60% .................................                 --         1.281                   --

                                                                                       DECEMBER 31, 2003
                                                                       ----------------------------------------------------

                                                                         ACCUMULATION         UNIT
                                                                            UNITS             VALUE          NET ASSETS
                                                                       -----------------    ----------    -----------------
Variable Insurance Products Fund II (continued)
  Contrafund(R) Portfolio - Service Class 2
    Separate Account Charges 1.70% .................................             16,154      $  1.278          $    20,645
    Separate Account Charges 1.80% .................................                 --         1.277                   --
    Separate Account Charges 1.90% .................................                 --         1.276                   --
    Separate Account Charges 2.00% .................................                 --         1.275                   --
    Separate Account Charges 2.10% .................................             25,112         1.274               31,995
    Separate Account Charges 2.20% .................................                 --         1.273                   --
    Separate Account Charges 2.30% .................................                 --         1.272                   --
    Separate Account Charges 2.40% .................................                 --         1.271                   --
    Separate Account Charges 2.50% .................................                 --         1.270                   --
    Separate Account Charges 2.60% .................................                 --         1.269                   --

Variable Insurance Products Fund III
  Dynamic Capital Appreciation Portfolio - Service Class 2
    Separate Account Charges 1.70% .................................              1,000         1.253                1,254
    Separate Account Charges 1.80% .................................                 --         1.252                   --
    Separate Account Charges 1.90% .................................                 --         1.251                   --
    Separate Account Charges 2.00% .................................                 --         1.250                   --
    Separate Account Charges 2.10% .................................                 --         1.249                   --
    Separate Account Charges 2.20% .................................                 --         1.248                   --
    Separate Account Charges 2.30% .................................                 --         1.247                   --
    Separate Account Charges 2.40% .................................                 --         1.246                   --
    Separate Account Charges 2.50% .................................                 --         1.245                   --
    Separate Account Charges 2.60% .................................                 --         1.244                   --
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 1.70% .................................              2,000         1.444                2,887
    Separate Account Charges 1.80% .................................                 --         1.442                   --
    Separate Account Charges 1.90% .................................                 --         1.441                   --
    Separate Account Charges 2.00% .................................                 --         1.440                   --
    Separate Account Charges 2.10% .................................              3,892         1.439                5,602
    Separate Account Charges 2.20% .................................                 --         1.438                   --
    Separate Account Charges 2.30% .................................                 --         1.437                   --
    Separate Account Charges 2.40% .................................                 --         1.436                   --
    Separate Account Charges 2.50% .................................                 --         1.435                   --
    Separate Account Charges 2.60% .................................                 --         1.434                   --
                                                                                                               -----------

Net Contract Owners' Equity ........................................                                           $ 5,392,600
                                                                                                               ===========

                                                                                  FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS                                                                COMMENCED) TO DECEMBER 31, 2003
                                                                               ---------------------------------------------------
INVESTMENTS                                                                     NO. OF        MARKET        COST OF      PROCEEDS
                                                                                SHARES        VALUE        PURCHASES    FROM SALES
                                                                               --------      --------      ---------    ----------
CAPITAL APPRECIATION FUND (0.1%)
    Total (Cost $4,940)                                                             112      $  6,202      $  5,003      $     70
                                                                               --------      --------      --------      --------

MONEY MARKET PORTFOLIO (4.6%)
    Total (Cost $249,590)                                                       249,590       249,590       251,217         1,627
                                                                               --------      --------      --------      --------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (3.9%)
  AllianceBernstein Growth and Income Portfolio - Class B (Cost $156,378)         9,373       202,646       160,872         5,322
  AllianceBernstein Premier Growth Portfolio - Class B (Cost $5,477)                287         6,117         5,522            49
                                                                               --------      --------      --------      --------
    Total (Cost $161,855)                                                         9,660       208,763       166,394         5,371
                                                                               --------      --------      --------      --------

AMERICAN FUNDS INSURANCE SERIES (9.5%)
  Global Growth Fund - Class 2 Shares (Cost $42,847)                              3,177        48,449        45,898         3,254
  Growth Fund - Class 2 Shares (Cost $222,550)                                    5,914       269,090       230,805         9,581
  Growth-Income Fund - Class 2 Shares (Cost $176,078)                             5,808       194,448       177,536         1,544
                                                                               --------      --------      --------      --------
    Total (Cost $441,475)                                                        14,899       511,987       454,239        14,379
                                                                               --------      --------      --------      --------

CREDIT SUISSE TRUST (0.0%)
  Emerging Markets Portfolio (Cost $987)                                            124         1,316         1,000            16
  Global Post-Venture Capital Portfolio (Cost $987)                                 131         1,235         1,000            15
                                                                               --------      --------      --------      --------
    Total (Cost $1,974)                                                             255         2,551         2,000            31
                                                                               --------      --------      --------      --------

DELAWARE VIP TRUST (0.1%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $7,033)                                                             533         8,068         7,417           437
                                                                               --------      --------      --------      --------

DREYFUS INVESTMENT PORTFOLIO (0.2%)
  Dreyfus MidCap Stock Portfolio - Service Shares
    Total (Cost $9,052)                                                             596         9,411        21,291        12,710
                                                                               --------      --------      --------      --------

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (0.1%)
  Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares
    Total (Cost $2,960)                                                             142         3,368         3,000            42
                                                                               --------      --------      --------      --------

DREYFUS VARIABLE INVESTMENT FUND (0.2%)
  Dreyfus VIF Appreciation Portfolio - Initial Shares (Cost $6,550)                 217         7,471         6,608            63
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Cost $2,963)           107         3,989         3,001            45
                                                                               --------      --------      --------      --------
    Total (Cost $9,513)                                                             324        11,460         9,609           108
                                                                               --------      --------      --------      --------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (2.5%)
  Franklin Small Cap Fund - Class 2 Shares (Cost $1,973)                            160         2,796         2,000            33
  Mutual Shares Securities Fund - Class 2 Shares (Cost $89,959)                   7,421       110,503        93,598         4,234
  Templeton Developing Markets Securities Fund - Class 2 Shares
    (Cost $1,002)                                                                   204         1,445         1,013            13
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $1,007)                  115         1,408         1,020            16
  Templeton Growth Securities Fund - Class 2 Shares (Cost $16,304)                1,626        18,197        16,382            84
                                                                               --------      --------      --------      --------
    Total (Cost $110,245)                                                         9,526       134,349       114,013         4,380
                                                                               --------      --------      --------      --------

GREENWICH STREET SERIES FUND (1.3%)
  Appreciation Portfolio (Cost $16,938)                                             880        19,147        17,112           182
  Diversified Strategic Income Portfolio (Cost $1,049)                              118         1,078         1,062            14
  Equity Index Portfolio - Class II Shares (Cost $27,805)                         1,101        29,878        28,281           500
  Fundamental Value Portfolio (Cost $13,912)                                        831        16,685        14,065           169
  Salomon Brothers Variable Emerging Growth Fund - Class I Shares
    (Cost $1,974)                                                                   138         2,679         2,000            31

                                                                              FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS (CONTINUED)                                         COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)
                                                                           ---------------------------------------------------
INVESTMENTS                                                                 NO. OF        MARKET       COST OF       PROCEEDS
                                                                            SHARES        VALUE       PURCHASES     FROM SALES
                                                                           --------      --------     ---------     ----------
GREENWICH STREET SERIES FUND (CONTINUED)
  Salomon Brothers Variable Growth & Income Fund - Class I Shares
    (Cost $991)                                                                 282      $  1,290      $  1,003      $     14
                                                                           --------      --------      --------      --------
    Total (Cost $62,669)                                                      3,350        70,757        63,523           910
                                                                           --------      --------      --------      --------

INVESCO VARIABLE INVESTMENT FUNDS, INC. (0.7%)
  INVESCO VIF - Utilities Fund
    Total (Cost $36,487)                                                      3,012        39,033        36,669           185
                                                                           --------      --------      --------      --------

JANUS ASPEN SERIES (0.4%)
  Balanced Portfolio - Service Shares (Cost $3,020)                             142         3,371         3,058            40
  Global Life Sciences Portfolio - Service Shares (Cost $988)                   175         1,205         1,000            13
  Global Technology Portfolio - Service Shares (Cost $987)                      405         1,428         1,000            16
  Mid Cap Growth Portfolio - Service Shares (Cost $10,850)                      614        12,928        10,987           150
  Worldwide Growth Portfolio - Service Shares (Cost $1,993)                     100         2,582         2,019            30
                                                                           --------      --------      --------      --------
    Total (Cost $17,838)                                                      1,436        21,514        18,064           249
                                                                           --------      --------      --------      --------

LAZARD RETIREMENT SERIES, INC. (0.0%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $989)                                                            91         1,334         1,000            13
                                                                           --------      --------      --------      --------

LORD ABBETT SERIES FUND, INC. (0.9%)
  Growth and Income Portfolio (Cost $15,957)                                    710        17,408        16,012            58
  Mid-Cap Value Portfolio (Cost $28,868)                                      1,862        31,733        29,064           207
                                                                           --------      --------      --------      --------
    Total (Cost $44,825)                                                      2,572        49,141        45,076           265
                                                                           --------      --------      --------      --------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (0.0%)
  Merrill Lynch Global Allocation V.I. Fund - Class III (Cost $1,029)           103         1,075         1,030             2
  Merrill Lynch Small Cap Value V.I. Fund - Class III (Cost $1,000)             100         1,068         1,001             2
                                                                           --------      --------      --------      --------
    Total (Cost $2,029)                                                         203         2,143         2,031             4
                                                                           --------      --------      --------      --------

PIMCO VARIABLE INSURANCE TRUST (1.2%)
  Real Return Portfolio - Administrative Class (Cost $12,623)                 1,014        12,531        13,131           505
  Total Return Portfolio - Administrative Class (Cost $52,598)                5,058        52,406        76,306        23,862
                                                                           --------      --------      --------      --------
    Total (Cost $65,221)                                                      6,072        64,937        89,437        24,367
                                                                           --------      --------      --------      --------

PUTNAM VARIABLE TRUST (0.4%)
  Putnam VT International Equity Fund - Class IB Shares (Cost $4,505)           416         5,344         4,537            36
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $15,060)               958        17,352        15,467           455
                                                                           --------      --------      --------      --------
    Total (Cost $19,565)                                                      1,374        22,696        20,004           491
                                                                           --------      --------      --------      --------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (3.1%)
  All Cap Fund - Class I (Cost $107,132)                                      9,471       147,938       110,778         4,640
  Investors Fund - Class I (Cost $0)                                             --            --         1,000         1,262
  Large Cap Growth Fund - Class I (Cost $988)                                   119         1,389         1,000            16
  Small Cap Growth Fund - Class I (Cost $14,266)                              1,500        18,358        14,442           200
                                                                           --------      --------      --------      --------
    Total (Cost $122,386)                                                    11,090       167,685       127,220         6,118
                                                                           --------      --------      --------      --------

SCUDDER INVESTMENTS VIT FUNDS (1.4%)
  Scudder Real Estate Securities Portfolio - Class B
    Total (Cost $67,595)                                                      5,793        72,931        72,775         5,380
                                                                           --------      --------      --------      --------

                                                                                 FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS (CONTINUED)                                             COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)
                                                                             -------------------------------------------------------
INVESTMENTS                                                                    NO. OF         MARKET         COST OF       PROCEEDS
                                                                               SHARES         VALUE         PURCHASES     FROM SALES
                                                                             ----------     ----------     ----------     ----------
SCUDDER VARIABLE SERIES I (4.0%)
  21st Century Growth Portfolio - Class B (Cost $987)                               238     $    1,126     $    1,000     $       14
  Capital Growth Portfolio - Class B (Cost $28,143)                               2,035         29,542         52,936         25,151
  Global Discovery Portfolio - Class B (Cost $4,754)                                499          5,112          4,768             15
  Growth and Income Portfolio - Class B (Cost $105,225)                          12,968        109,836        105,367            147
  Health Sciences Portfolio - Class B (Cost $29,949)                              2,934         32,007         33,245          3,469
  International Portfolio - Class B (Cost $34,858)                                4,591         37,832         35,296            464
                                                                             ----------     ----------     ----------     ----------
    Total (Cost $203,916)                                                        23,265        215,455        232,612         29,260
                                                                             ----------     ----------     ----------     ----------

SCUDDER VARIABLE SERIES II (22.1%)
  Scudder Aggressive Growth Portfolio - Class B (Cost $987)                         123          1,163          1,000             14
  Scudder Blue Chip Portfolio - Class B (Cost $29,932)                            2,713         32,008         30,861            969
  Scudder Contrarian Value Portfolio - Class B (Cost $28,372)                     2,103         30,599         28,480            112
  Scudder Fixed Income Portfolio - Class B (Cost $231,883)                       19,178        232,824        257,146         25,317
  Scudder Global Blue Chip Portfolio - Class B (Cost $20,027)                     2,089         21,687         20,149            126
  Scudder Government Securities Portfolio - Class B (Cost $78,940)                6,372         79,712         85,555          6,619
  Scudder Growth Portfolio - Class B (Cost $25,937)                               1,492         27,504         29,796          4,000
  Scudder High Income Portfolio - Class B (Cost $125,282)                        15,699        132,031        151,647         27,144
  Scudder International Select Equity Portfolio - Class B (Cost $45,833)          4,973         50,478         58,511         13,023
  Scudder Money Market Portfolio - Class B (Cost $21,688)                        21,688         21,688         24,986          3,298
  Scudder Small Cap Growth Portfolio - Class B (Cost $31,741)                     2,951         33,321         44,102         12,765
  Scudder Strategic Income Portfolio - Class B (Cost $107,751)                    9,332        109,936        113,195          5,453
  Scudder Technology Growth Portfolio - Class B (Cost $5,952)                       738          6,490          5,990             40
  Scudder Total Return Portfolio - Class B (Cost $28,526)                         1,375         29,241         28,579             53
  SVS Davis Venture Value Portfolio - Class B (Cost $14,180)                      1,506         15,493         41,946         28,812
  SVS Dreman Financial Services Portfolio - Class B (Cost $15,270)                1,306         16,074         15,310             41
  SVS Dreman High Return Equity Portfolio - Class B (Cost $130,521)              12,602        141,904        135,186          4,794
  SVS Dreman Small Cap Value Portfolio - Class B (Cost $29,753)                   2,102         33,692         33,394          4,002
  SVS Eagle Focused Large Cap Growth Portfolio - Class B (Cost $55,603)           6,885         59,142         55,839            243
  SVS Focus Value & Growth Portfolio - Class B (Cost $11,392)                       992         12,554         11,453             64
  SVS Index 500 Portfolio - Class B (Cost $37,533)                                4,976         41,398         38,327            839
  SVS INVESCO Dynamic Growth Portfolio - Class B (Cost $13,844)                   1,768         14,513         13,882             39
  SVS Janus Growth And Income Portfolio - Class B (Cost $24,827)                  2,947         26,050         25,022            199
  SVS Janus Growth Opportunities Portfolio - Class B (Cost $987)                    161          1,108          1,000             14
  SVS MFS Strategic Value Portfolio - Class B (Cost $14,289)                      1,440         14,714         14,305             17
  SVS Oak Strategic Equity Portfolio - Class B (Cost $3,986)                        623          4,253          4,000             15
  SVS Turner Mid Cap Growth Portfolio - Class B (Cost $987)                         137          1,210          1,000             15
                                                                             ----------     ----------     ----------     ----------
    Total (Cost $1,136,023)                                                     128,271      1,190,787      1,270,661        138,027
                                                                             ----------     ----------     ----------     ----------

SMITH BARNEY INVESTMENT SERIES (0.0%)
  Smith Barney Large Cap Core Portfolio (Cost $993)                                 140          1,218          1,005             14
  Smith Barney Premier Selections All Cap Growth Portfolio (Cost $987)              112          1,317          1,000             16
                                                                             ----------     ----------     ----------     ----------
    Total (Cost $1,980)                                                             252          2,535          2,005             30
                                                                             ----------     ----------     ----------     ----------

SMITH BARNEY MULTIPLE DISCIPLINE TRUST (31.8%)
  Multiple Discipline Portfolio - All Cap Growth and Value
    (Cost $319,001)                                                              25,284        353,728        321,292          2,394
  Multiple Discipline Portfolio - Balanced All Cap Growth and Value
    (Cost $1,273,520)                                                           105,278      1,333,867      1,281,172          7,821
  Multiple Discipline Portfolio - Global All Cap Growth and Value
    (Cost $8,283)                                                                   673          9,500          9,548          1,359
  Multiple Discipline Portfolio - Large Cap Growth and Value
    (Cost $12,023)                                                                  955         13,120         12,092             74
                                                                             ----------     ----------     ----------     ----------
    Total (Cost $1,612,827)                                                     132,190      1,710,215      1,624,104         11,648
                                                                             ----------     ----------     ----------     ----------

                                                                             FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS (CONTINUED)                                        COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)
                                                                          ---------------------------------------------------
INVESTMENTS                                                                NO. OF        MARKET        COST OF      PROCEEDS
                                                                           SHARES        VALUE        PURCHASES    FROM SALES
                                                                          --------      --------      ---------    ----------
THE ALGER AMERICAN FUND (2.5%)
  Alger American Balanced Portfolio - Class S Shares (Cost $122,705)         9,658      $128,834      $125,886      $  3,260
  Alger American Leveraged AllCap Portfolio - Class S Shares
    (Cost $2,960)                                                              120         3,354         3,000            43
                                                                          --------      --------      --------      --------
    Total (Cost $125,665)                                                    9,778       132,188       128,886         3,303
                                                                          --------      --------      --------      --------

THE TRAVELERS SERIES TRUST (2.8%)
  Convertible Securities Portfolio (Cost $31,127)                            2,679        31,803        31,223            99
  Disciplined Mid Cap Stock Portfolio (Cost $1,981)                            155         2,703         2,007            31
  Equity Income Portfolio (Cost $12,715)                                       889        14,755        12,871           168
  Federated High Yield Portfolio (Cost $3,087)                                 365         3,066         3,100            14
  Federated Stock Portfolio (Cost $2,008)                                      171         2,590         2,034            30
  Large Cap Portfolio (Cost $1,983)                                            186         2,454         2,009            29
  Lazard International Stock Portfolio (Cost $1,009)                           133         1,329         1,021            14
  Merrill Lynch Large Cap Core Portfolio (Cost $19,318)                      2,592        20,345        20,638         1,366
  MFS Emerging Growth Portfolio (Cost $15,841)                               1,896        17,726        16,000           168
  MFS Mid Cap Growth Portfolio (Cost $15,938)                                2,407        16,561        15,996            59
  Pioneer Fund Portfolio (Cost $1,006)                                         111         1,215         1,016            12
  Travelers Quality Bond Portfolio (Cost $38,775)                            3,356        37,622        38,905           129
                                                                          --------      --------      --------      --------
    Total (Cost $144,788)                                                   14,940       152,169       146,820         2,119
                                                                          --------      --------      --------      --------

TRAVELERS SERIES FUND INC. (4.3%)
  AIM Capital Appreciation Portfolio (Cost $988)                               126         1,263         1,000            14
  MFS Total Return Portfolio (Cost $31,172)                                  2,016        32,696        31,428           262
  SB Adjustable Rate Income Portfolio - Class I Shares (Cost $999)             100           999         1,003             4
  Smith Barney Aggressive Growth Portfolio (Cost $102,295)                  10,493       127,600       104,844         2,960
  Smith Barney High Income Portfolio (Cost $1,070)                             160         1,187         1,082            14
  Smith Barney Large Cap Value Portfolio (Cost $2,013)                         157         2,604         2,040            31
  Smith Barney Large Capitalization Growth Portfolio (Cost $16,831)          1,431        20,560        17,004           192
  Smith Barney Mid Cap Core Portfolio (Cost $999)                              102         1,317         1,012            16
  Smith Barney Money Market Portfolio (Cost $35,900)                        35,900        35,900       225,612       189,712
  Strategic Equity Portfolio (Cost $1,974)                                     158         2,546         2,000            30
  Travelers Managed Income Portfolio (Cost $2,057)                             181         2,081         2,083            28
  Van Kampen Enterprise Portfolio (Cost $990)                                  108         1,231         1,002            14
                                                                          --------      --------      --------      --------
    Total (Cost $197,288)                                                   50,932       229,984       390,110       193,277
                                                                          --------      --------      --------      --------

VAN KAMPEN LIFE INVESTMENT TRUST (0.7%)
  Comstock Portfolio - Class II Shares (Cost $24,044)                        2,215        26,031        24,128            85
  Emerging Growth Portfolio - Class I Shares (Cost $6,957)                     325         7,910         7,048            98
  Enterprise Portfolio - Class II Shares (Cost $1,975)                         188         2,460         2,000            29
                                                                          --------      --------      --------      --------
    Total (Cost $32,976)                                                     2,728        36,401        33,176           212
                                                                          --------      --------      --------      --------

VARIABLE ANNUITY PORTFOLIOS (0.0%)
  Smith Barney Small Cap Growth Opportunities Portfolio
    Total (Cost $987)                                                          143         1,440         1,000            16
                                                                          --------      --------      --------      --------

VARIABLE INSURANCE PRODUCTS FUND II (1.0%)
  Contrafund(R) Portfolio - Service Class (Cost $1,992)                        112         2,582         2,019            31
  Contrafund(R) Portfolio - Service Class 2 (Cost $49,703)                   2,296        52,653        49,859           161
                                                                          --------      --------      --------      --------
    Total (Cost $51,695)                                                     2,408        55,235        51,878           192
                                                                          --------      --------      --------      --------

                                                                                FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS
5. STATEMENT OF INVESTMENTS (CONTINUED)                                           COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)
                                                                           -------------------------------------------------------
INVESTMENTS                                                                  NO. OF         MARKET        COST OF        PROCEEDS
                                                                             SHARES         VALUE        PURCHASES      FROM SALES
                                                                           ----------     ----------     ----------     ----------
VARIABLE INSURANCE PRODUCTS FUND III (0.2%)
  Dynamic Capital Appreciation Portfolio - Service Class 2 (Cost $988)            179     $    1,254     $    1,000     $       14
  Mid Cap Portfolio - Service Class 2 (Cost $6,998)                               354          8,491          7,043             52
                                                                           ----------     ----------     ----------     ----------
    Total (Cost $7,986)                                                           533          9,745          8,043             66
                                                                           ----------     ----------     ----------     ----------

TOTAL INVESTMENTS (100%)
  (COST $4,954,372)                                                                       $5,394,074     $5,399,277     $  455,287
                                                                                          ==========     ==========     ==========

6. FINANCIAL HIGHLIGHTS

                                                                                             INVEST-    EXPENSE
                                                  YEAR              UNIT VALUE     NET       MENT(1)    RATIO(2)    TOTAL RETURN(3)
                                                 ENDED    UNITS      LOWEST TO    ASSETS     INCOME     LOWEST TO     LOWEST TO
                                                 DEC 31   (000S)    HIGHEST ($)   ($000S)   RATIO (%)  HIGHEST (%)    HIGHEST (%)
                                                 ------   ------   -------------  -------   ---------  -----------  ---------------
CAPITAL APPRECIATION FUND                         2003         5           1.240        6        0.05         1.70            24.00

MONEY MARKET PORTFOLIO                            2003       251           0.992      250        0.52         1.70           (0.80)
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Growth and Income
    Portfolio - Class B                           2003       155   1.309 - 1.313      203        0.81  1.80 - 2.20    29.74 - 30.90
  AllianceBernstein Premier Growth
    Portfolio - Class B                           2003         5   1.193 - 1.196        6          --  1.70 - 2.10     6.90 - 19.60
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares             2003        35   1.367 - 1.373       48        0.25  1.80 - 2.40     5.87 - 37.30

  Growth Fund - Class 2 Shares                    2003       200   1.344 - 1.350      269        0.14  1.80 - 2.40    11.32 - 34.60

  Growth-Income Fund - Class 2 Shares             2003       148   1.315 - 1.321      194        2.01  1.80 - 2.40     5.19 - 31.18
CREDIT SUISSE TRUST
  Emerging Markets Portfolio                      2003         1           1.315        1          --         2.50            31.50

  Global Post-Venture Capital Portfolio           2003         1           1.234        1          --         2.50            23.40
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard Class       2003         6   1.298 - 1.302        8          --  1.70 - 2.10    13.66 - 30.20
DREYFUS INVESTMENT PORTFOLIO
  Dreyfus MidCap Stock Portfolio -
    Service Shares                                2003         8   1.168 - 1.171        9        0.34  2.10 - 2.50     6.45 - 16.80
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
  Dreyfus Socially Responsible Growth
    Fund, Inc. - Service Shares                   2003         3           1.122        3          --         2.50            12.20
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF Appreciation Portfolio -
    Initial Shares                                2003         6   1.210 - 1.213        7        1.81  1.70 - 2.10    10.50 - 21.30
  Dreyfus VIF Developing Leaders
    Portfolio - Initial Shares                    2003         3           1.329        4        0.03         1.70            32.90
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund - Class 2 Shares        2003         2           1.398        3          --         1.80            39.80

  Mutual Shares Securities Fund - Class 2 Shares  2003        88   1.259 - 1.265      110        0.94  1.70 - 2.30    11.00 - 26.00
  Templeton Developing Markets
    Securities Fund - Class 2 Shares              2003         1           1.445        1        1.09         1.70            44.50
  Templeton Foreign Securities Fund -
    Class 2 Shares                                2003         1           1.407        1        1.68         1.80            40.70
  Templeton Growth Securities Fund -
    Class 2 Shares                                2003        13   1.377 - 1.383       18        0.33  1.70 - 2.30     7.82 - 38.30
GREENWICH STREET SERIES FUND
  Appreciation Portfolio                          2003        16           1.224       19        0.83         1.80            22.40

  Diversified Strategic Income Portfolio          2003         1           1.077        1        5.96         1.80             7.70

  Equity Index Portfolio - Class II Shares        2003        24   1.261 - 1.265       30        2.72  1.70 - 2.10     4.04 - 26.50

  Fundamental Value Portfolio                     2003        12   1.403 - 1.410       17        0.81  1.80 - 2.40    12.06 - 40.30
  Salomon Brothers Variable Emerging
    Growth Fund - Class I Shares                  2003         2           1.339        3          --         1.70            33.90
  Salomon Brothers Variable Growth &
    Income Fund - Class I Shares                  2003         1           1.288        1        0.29         1.70            28.80

                                                                                             INVEST-    EXPENSE
                                                  YEAR              UNIT VALUE     NET       MENT(1)    RATIO(2)    TOTAL RETURN(3)
                                                 ENDED    UNITS      LOWEST TO    ASSETS     INCOME     LOWEST TO     LOWEST TO
                                                 DEC 31   (000S)    HIGHEST ($)   ($000S)   RATIO (%)  HIGHEST (%)    HIGHEST (%)
                                                 ------   ------   -------------  -------   ---------  -----------  ---------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF - Utilities Fund                    2003        37   1.063 - 1.067       39        2.58  1.90 - 2.50     4.52 - 10.36
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares             2003         3           1.123        3        1.81         1.70            12.30
  Global Life Sciences Portfolio -
    Service Shares                                2003         1           1.204        1          --         1.70            20.40

  Global Technology Portfolio - Service Shares    2003         1           1.428        1          --         1.70            42.80

  Mid Cap Growth Portfolio - Service Shares       2003        10   1.314 - 1.318       13          --  1.80 - 2.20    14.76 - 30.62

  Worldwide Growth Portfolio - Service Shares     2003         2           1.291        3        0.83         1.70            29.10
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio           2003         1           1.333        1          --         1.70            33.30
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio                     2003        14   1.239 - 1.242       17        2.09  1.70 - 2.10     7.65 - 24.20

  Mid-Cap Value Portfolio                         2003        25   1.251 - 1.257       32        1.00  1.70 - 2.40     7.73 - 25.70
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
  Merrill Lynch Global Allocation V.I.
    Fund - Class III                              2003         1           1.074        1        2.93         1.70             7.40
  Merrill Lynch Small Cap Value V.I.
    Fund - Class III                              2003         1           1.067        1        0.14         1.70             6.70
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio - Administrative Class    2003        12   1.042 - 1.046       13        0.52  1.70 - 2.20    (0.48) - 4.60

  Total Return Portfolio - Administrative Class   2003        51   1.016 - 1.023       52        1.92  1.70 - 2.60    (1.35) - 2.72
PUTNAM VARIABLE TRUST
  Putnam VT International Equity Fund -
    Class IB Shares                               2003         4   1.376 - 1.380        5        0.38  1.70 - 2.10    15.53 - 35.56
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                     2003        11   1.542 - 1.547       17        0.15  1.70 - 2.10     4.05 - 54.70
SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
  All Cap Fund - Class I                          2003       105   1.402 - 1.407      148        0.26  1.70 - 2.20    13.60 - 40.20

  Large Cap Growth Fund - Class I                 2003         1           1.388        1        0.03         1.70            38.80

  Small Cap Growth Fund - Class I                 2003        12   1.527 - 1.533       18          --  1.70 - 2.20    25.06 - 53.30
SCUDDER INVESTMENTS VIT FUNDS
  Scudder Real Estate Securities
    Portfolio - Class B                           2003        63   1.160 - 1.165       73          --  1.70 - 2.50     1.13 - 16.98
SCUDDER VARIABLE SERIES I
  21st Century Growth Portfolio - Class B         2003         1           1.124        1          --         2.50            12.40

  Capital Growth Portfolio - Class B              2003        27   1.112 - 1.115       30          --  1.90 - 2.50     3.91 - 11.20

  Global Discovery Portfolio - Class B            2003         4   1.249 - 1.255        5          --  1.70 - 2.50     2.45 - 24.90

  Growth and Income Portfolio - Class B           2003        97   1.124 - 1.129      110          --  1.70 - 2.50     1.71 - 12.40

  Health Sciences Portfolio - Class B             2003        29   1.119 - 1.123       32          --  1.90 - 2.50     4.66 - 11.90

  International Portfolio - Class B               2003        32   1.181 - 1.186       38          --  1.70 - 2.50     2.95 - 18.10

                                                                                             INVEST-    EXPENSE
                                                  YEAR              UNIT VALUE     NET       MENT(1)    RATIO(2)    TOTAL RETURN(3)
                                                 ENDED    UNITS      LOWEST TO    ASSETS     INCOME     LOWEST TO     LOWEST TO
                                                 DEC 31   (000S)    HIGHEST ($)   ($000S)   RATIO (%)  HIGHEST (%)    HIGHEST (%)
                                                 ------   ------   -------------  -------   ---------  -----------  ---------------
SCUDDER VARIABLE SERIES II
  Scudder Aggressive Growth Portfolio - Class B   2003         1           1.161        1          --         2.50            16.10

  Scudder Blue Chip Portfolio - Class B           2003        28   1.152 - 1.157       32          --  1.70 - 2.50     5.58 - 15.20

  Scudder Contrarian Value Portfolio - Class B    2003        26   1.159 - 1.164       31          --  1.70 - 2.50     2.37 - 15.90

  Scudder Fixed Income Portfolio - Class B        2003       235   0.985 - 0.990      233          --  1.70 - 2.50    (1.50) - 2.38

  Scudder Global Blue Chip Portfolio - Class B    2003        18   1.177 - 1.179       22          --  2.10 - 2.50     6.31 - 17.70
  Scudder Government Securities
    Portfolio - Class B                           2003        80   0.992 - 0.996       80          --  1.90 - 2.50    (0.80) - 1.02

  Scudder Growth Portfolio - Class B              2003        25   1.105 - 1.110       27          --  1.70 - 2.50     1.37 - 10.50

  Scudder High Income Portfolio - Class B         2003       121   1.088 - 1.093      132          --  1.70 - 2.50      5.50 - 9.43
  Scudder International Select Equity
    Portfolio - Class B                           2003        42   1.206 - 1.211       50          --  1.70 - 2.50     2.63 - 20.60

  Scudder Money Market Portfolio - Class B        2003        22   0.987 - 0.990       22        0.14  1.90 - 2.50  (1.30) - (0.40)

  Scudder Small Cap Growth Portfolio - Class B    2003        29   1.129 - 1.134       33          --  1.70 - 2.50     1.98 - 12.90

  Scudder Strategic Income Portfolio - Class B    2003       112   0.982 - 0.986      110          --  1.70 - 2.50    (1.80) - 3.36

  Scudder Technology Growth Portfolio - Class B   2003         5   1.212 - 1.216        6          --  1.90 - 2.50     2.96 - 21.20

  Scudder Total Return Portfolio - Class B        2003        28   1.060 - 1.062       29          --  2.10 - 2.50      2.02 - 6.00

  SVS Davis Venture Value Portfolio - Class B     2003        13   1.154 - 1.160       15          --  1.70 - 2.50     9.56 - 15.40
  SVS Dreman Financial Services
    Portfolio - Class B                           2003        14   1.126 - 1.129       16          --  2.10 - 2.50     3.39 - 12.60
  SVS Dreman High Return Equity
    Portfolio - Class B                           2003       122   1.159 - 1.164      142          --  1.70 - 2.50    12.49 - 16.75

  SVS Dreman Small Cap Value Portfolio - Class B  2003        27   1.241 - 1.246       34          --  1.70 - 2.50     1.71 - 24.10
  SVS Eagle Focused Large Cap Growth
    Portfolio - Class B                           2003        53   1.115 - 1.120       59          --  1.70 - 2.50     2.10 - 11.50

  SVS Focus Value & Growth Portfolio - Class B    2003        11   1.154 - 1.157       13          --  2.10 - 2.50     8.43 - 15.40

  SVS Index 500 Portfolio - Class B               2003        37   1.129 - 1.134       41          --  1.70 - 2.50     9.04 - 12.90

  SVS INVESCO Dynamic Growth Portfolio - Class B  2003        12   1.172 - 1.176       15          --  1.90 - 2.50     1.82 - 17.20
  SVS Janus Growth And Income Portfolio
    - Class B                                     2003        23   1.116 - 1.121       26          --  1.70 - 2.50     2.00 - 11.60
  SVS Janus Growth Opportunities
    Portfolio - Class B                           2003         1           1.107        1          --         2.50            10.70

  SVS MFS Strategic Value Portfolio - Class B     2003        13   1.119 - 1.124       15          --  1.70 - 2.50     1.91 - 11.90

  SVS Oak Strategic Equity Portfolio - Class B    2003         4   1.190 - 1.193        4          --  2.10 - 2.50     2.05 - 19.00

  SVS Turner Mid Cap Growth Portfolio - Class B   2003         1           1.209        1          --         2.50            20.90

                                                                                             INVEST-    EXPENSE
                                                  YEAR              UNIT VALUE     NET       MENT(1)    RATIO(2)    TOTAL RETURN(3)
                                                 ENDED    UNITS      LOWEST TO    ASSETS     INCOME     LOWEST TO     LOWEST TO
                                                 DEC 31   (000S)    HIGHEST ($)   ($000S)   RATIO (%)  HIGHEST (%)    HIGHEST (%)
                                                 ------   ------   -------------  -------   ---------  -----------  ---------------
SMITH BARNEY INVESTMENT SERIES
  Smith Barney Large Cap Core Portfolio           2003         1           1.216        1        0.43         1.80            21.60
  Smith Barney Premier Selections All
    Cap Growth Portfolio                          2003         1           1.317        1          --         1.80            31.70
SMITH BARNEY MULTIPLE DISCIPLINE TRUST
  Multiple Discipline Portfolio - All
    Cap Growth and Value                          2003       276   1.278 - 1.286      354        0.09  1.80 - 2.60     9.74 - 28.22
  Multiple Discipline Portfolio -
    Balanced All Cap Growth and Value             2003     1,124   1.184 - 1.191    1,333        0.93  1.80 - 2.60     3.58 - 19.10
  Multiple Discipline Portfolio - Global
    All Cap Growth and Value                      2003         7           1.310        9        0.21         1.80            31.00
  Multiple Discipline Portfolio - Large
    Cap Growth and Value                          2003        10   1.265 - 1.269       13        0.61  1.80 - 2.20     5.77 - 26.90
THE ALGER AMERICAN FUND
  Alger American Balanced Portfolio -
    Class S Shares                                2003       121   1.059 - 1.064      129          --  1.70 - 2.50      2.42 - 7.91
  Alger American Leveraged AllCap
    Portfolio - Class S Shares                    2003         3           1.118        3          --         2.50            11.80
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio                2003        27   1.194 - 1.198       32       11.05  1.70 - 2.10     4.37 - 19.80

  Disciplined Mid Cap Stock Portfolio             2003         2           1.351        3        0.29         1.70            35.10

  Equity Income Portfolio                         2003        11   1.318 - 1.323       15        1.10  1.70 - 2.20    12.65 - 32.30

  Federated High Yield Portfolio                  2003         3   1.156 - 1.159        3       16.99  1.70 - 2.10     0.52 - 15.90

  Federated Stock Portfolio                       2003         2           1.295        3        1.47         1.70            29.50

  Large Cap Portfolio                             2003         2           1.227        2        0.39         1.70            22.70

  Lazard International Stock Portfolio            2003         1           1.327        1        1.82         1.70            32.70

  Merrill Lynch Large Cap Core Portfolio          2003        17   1.213 - 1.216       20        1.51  1.70 - 2.10     3.94 - 21.60

  MFS Emerging Growth Portfolio                   2003        14   1.250 - 1.251       18          --  1.70 - 1.80     9.84 - 25.10

  MFS Mid Cap Growth Portfolio                    2003        13   1.317 - 1.321       17          --  1.70 - 2.10     1.62 - 32.10

  Pioneer Fund Portfolio                          2003         1           1.214        1        1.45         1.70            21.40

  Travelers Quality Bond Portfolio                2003        36   1.029 - 1.033       38       17.30  1.70 - 2.10      1.58 - 3.30
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio              2003         1           1.262        1          --         1.70            26.20

  MFS Total Return Portfolio                      2003        28   1.166 - 1.171       33        4.18  1.70 - 2.30     5.23 - 16.75
  SB Adjustable Rate Income Portfolio -
    Class I Shares                                2003         1           0.998        1        0.34         1.70           (0.20)

  Smith Barney Aggressive Growth Portfolio        2003        98   1.296 - 1.302      128          --  1.80 - 2.40     6.32 - 29.80

  Smith Barney High Income Portfolio              2003         1           1.186        1        7.41         1.80            18.60

                                                                                             INVEST-    EXPENSE
                                                  YEAR              UNIT VALUE     NET       MENT(1)    RATIO(2)    TOTAL RETURN(3)
                                                 ENDED    UNITS      LOWEST TO    ASSETS     INCOME     LOWEST TO     LOWEST TO
                                                 DEC 31   (000S)    HIGHEST ($)   ($000S)   RATIO (%)  HIGHEST (%)    HIGHEST (%)
                                                 ------   ------   -------------  -------   ---------  -----------  ---------------
TRAVELERS SERIES FUND INC. (CONTINUED)
  Smith Barney Large Cap Value Portfolio          2003         2           1.302        3        1.72         1.80            30.20
  Smith Barney Large Capitalization
    Growth Portfolio                              2003        15           1.384       21        0.03         1.80            38.40

  Smith Barney Mid Cap Core Portfolio             2003         1           1.299        1          --         1.80            30.03

  Smith Barney Money Market Portfolio             2003        36   0.988 - 0.991       36        0.46  1.80 - 2.20  (1.10) - (0.90)

  Strategic Equity Portfolio                      2003         2           1.273        3          --         1.70            27.30

  Travelers Managed Income Portfolio              2003         2           1.044        2        4.06         1.80             4.09

  Van Kampen Enterprise Portfolio                 2003         1           1.229        1        0.15         1.80            22.90
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares            2003        20           1.315       26          --         1.70            31.50

  Emerging Growth Portfolio - Class I Shares      2003         7   1.210 - 1.215        8          --  1.80 - 2.40     8.52 - 21.50

  Enterprise Portfolio - Class II Shares          2003         2           1.230        2          --         1.70            23.00
VARIABLE ANNUITY PORTFOLIOS
  Smith Barney Small Cap Growth
    Opportunities Portfolio                       2003         1           1.439        1          --         1.80            43.90
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio - Service Class         2003         2           1.289        3          --         1.80            27.88

  Contrafund(R) Portfolio - Service Class 2       2003        41   1.274 - 1.278       53          --  1.70 - 2.10    11.46 - 27.80
VARIABLE INSURANCE PRODUCTS FUND III
  Dynamic Capital Appreciation Portfolio
    - Service Class 2                             2003         1           1.253        1          --         1.70            25.30

  Mid Cap Portfolio - Service Class 2             2003         6   1.439 - 1.444        8          --  1.70 - 2.10    17.18 - 44.40

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values.

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                                 ALLIANCEBERNSTEIN
                                                                                            ALLIANCEBERNSTEIN         PREMIER
                                                     CAPITAL                MONEY              GROWTH AND             GROWTH
                                                  APPRECIATION              MARKET          INCOME PORTFOLIO -      PORTFOLIO -
                                                      FUND                PORTFOLIO              CLASS B             CLASS B
                                                  ------------           ----------         ------------------   -----------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                5,000               251,474               154,743                5,122
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                5,000               251,474               154,743                5,122
                                                   ==========            ==========            ==========           ==========

                                                 GLOBAL GROWTH          GROWTH FUND -         GROWTH-INCOME          EMERGING
                                                 FUND - CLASS 2            CLASS 2            FUND - CLASS 2         MARKETS
                                                     SHARES                SHARES                SHARES             PORTFOLIO
                                                 --------------         -------------         --------------        ----------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               35,681               201,065               147,888                1,000
Accumulation units redeemed and
  transferred to other funding options .                 (285)               (1,307)                 (301)                  --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               35,396               199,758               147,587                1,000
                                                   ==========            ==========            ==========           ==========

                                                                                                                      DREYFUS
                                                                                                                     SOCIALLY
                                                                           DELAWARE             DREYFUS             RESPONSIBLE
                                                    GLOBAL                 VIP REIT              MIDCAP               GROWTH
                                                 POST-VENTURE              SERIES -         STOCK PORTFOLIO -        FUND, INC. -
                                               CAPITAL PORTFOLIO        STANDARD CLASS       SERVICE SHARES       SERVICE SHARES
                                               -----------------        --------------      -----------------     ---------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                 6,511                 8,041                3,000
Accumulation units redeemed and
  transferred to other funding options .                   --                  (302)                   --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                 6,209                 8,041                3,000
                                                   ==========            ==========            ==========           ==========

                                                                         DREYFUS VIF
                                                  DREYFUS VIF            DEVELOPING             FRANKLIN           MUTUAL SHARES
                                                 APPRECIATION             LEADERS              SMALL CAP         SECURITIES FUND -
                                                  PORTFOLIO -            PORTFOLIO -         FUND - CLASS 2           CLASS 2
                                                 INITIAL SHARES        INITIAL SHARES            SHARES               SHARES
                                                 --------------        --------------        --------------      -----------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                6,166                 3,000                 2,000               87,992
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                 (306)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                6,166                 3,000                 2,000               87,686
                                                   ==========            ==========            ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                   TEMPLETON
                                                  DEVELOPING             TEMPLETON             TEMPLETON
                                                    MARKETS               FOREIGN                GROWTH
                                                   SECURITIES            SECURITIES            SECURITIES
                                                 FUND - CLASS 2         FUND - CLASS 2       FUND - CLASS 2        APPRECIATION
                                                     SHARES                SHARES                SHARES             PORTFOLIO
                                                 --------------         --------------       --------------        ------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                 1,000                13,195               15,635
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    (1)                  --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                 1,000                13,194               15,635
                                                   ==========            ==========            ==========           ==========

                                                  DIVERSIFIED           EQUITY INDEX                            VARIABLE EMERGING
                                                   STRATEGIC             PORTFOLIO -          FUNDAMENTAL          GROWTH FUND -
                                                    INCOME                CLASS II               VALUE                CLASS I
                                                   PORTFOLIO               SHARES              PORTFOLIO              SHARES
                                                  -----------           ------------          -----------       -----------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                23,933                11,869                2,000
Accumulation units redeemed and
  transferred to other funding options .                   --                  (316)                   --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                23,617                11,869                2,000
                                                   ==========            ==========            ==========           ==========

                                                 VARIABLE GROWTH                                                   GLOBAL LIFE
                                                 & INCOME FUND -                                BALANCED            SCIENCES
                                                    CLASS I                INVESCO             PORTFOLIO -          PORTFOLIO -
                                                     SHARES          VIF - UTILITIES FUND    SERVICE SHARES       SERVICE SHARES
                                                ----------------     --------------------    --------------       --------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                36,668                 3,000                1,000
Accumulation units redeemed and
  transferred to other funding options .                   --                   (31)                   --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                36,637                 3,000                1,000
                                                   ==========            ==========            ==========           ==========

                                                                           MID CAP                                   LAZARD
                                               GLOBAL TECHNOLOGY           GROWTH              WORLDWIDE            RETIREMENT
                                                   PORTFOLIO -           PORTFOLIO -        GROWTH PORTFOLIO -      SMALL CAP
                                                 SERVICE SHARES        SERVICE SHARES         SERVICE SHARES        PORTFOLIO
                                               -----------------       --------------       ------------------      -----------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                 9,833                 2,000                1,000
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                 9,833                 2,000                1,000
                                                   ==========            ==========            ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                                                  MERRILL LYNCH
                                                                                              MERRILL LYNCH         SMALL CAP
                                                   GROWTH AND              MID-CAP         GLOBAL ALLOCATION        VALUE V.I.
                                                INCOME PORTFOLIO       VALUE PORTFOLIO    V.I. FUND - CLASS III  FUND - CLASS III
                                                ----------------       ---------------    ---------------------  ----------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               14,045                25,316                 1,000                1,000
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               14,045                25,316                 1,000                1,000
                                                   ==========            ==========            ==========           ==========

                                                                                               PUTNAM VT
                                                  REAL RETURN           TOTAL RETURN         INTERNATIONAL          PUTNAM VT
                                                  PORTFOLIO -           PORTFOLIO -          EQUITY FUND -          SMALL CAP
                                                ADMINISTRATIVE         ADMINISTRATIVE           CLASS IB           VALUE FUND -
                                                     CLASS                 CLASS                 SHARES          CLASS IB SHARES
                                                --------------         --------------        -------------       ---------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               12,368                74,491                 3,879               11,475
Accumulation units redeemed and
  transferred to other funding options .                 (357)              (23,082)                   --                 (259)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               12,011                51,409                 3,879               11,216
                                                   ==========            ==========            ==========           ==========

                                                                                                                   SCUDDER REAL
                                                                                                                      ESTATE
                                                                         LARGE CAP             SMALL CAP           SECURITIES
                                                    ALL CAP             GROWTH FUND -         GROWTH FUND -        PORTFOLIO -
                                                 FUND - CLASS I            CLASS I               CLASS I              CLASS B
                                                 --------------         -------------         -------------        ------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options              105,495                 1,000                12,011               66,795
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --               (4,116)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........              105,495                 1,000                12,011               62,679
                                                   ==========            ==========            ==========           ==========

                                                  21ST CENTURY                                   GLOBAL            GROWTH AND
                                                     GROWTH                                     DISCOVERY            INCOME
                                                  PORTFOLIO -          CAPITAL GROWTH          PORTFOLIO -         PORTFOLIO -
                                                     CLASS B         PORTFOLIO - CLASS B         CLASS B              CLASS B
                                                  ------------       -------------------      ------------         -----------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                26,504                 4,080               97,460
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                26,504                 4,080               97,460
                                                   ==========            ==========            ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                               SCUDDER
                                                    HEALTH                                    AGGRESSIVE
                                                    SCIENCES                                    GROWTH            SCUDDER BLUE
                                                  PORTFOLIO -           INTERNATIONAL         PORTFOLIO -        CHIP PORTFOLIO -
                                                    CLASS B           PORTFOLIO - CLASS B       CLASS B               CLASS B
                                                  -----------         -------------------     -----------        ----------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               31,597                32,251                 1,000               28,462
Accumulation units redeemed and
  transferred to other funding options .               (3,086)                 (307)                   --                 (779)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               28,511                31,944                 1,000               27,683
                                                   ==========            ==========            ==========           ==========

                                                                                                                     SCUDDER
                                                    SCUDDER                                                         GOVERNMENT
                                                   CONTRARIAN          SCUDDER FIXED         SCUDDER GLOBAL         SECURITIES
                                               VALUE PORTFOLIO -     INCOME PORTFOLIO -        BLUE CHIP            PORTFOLIO -
                                                    CLASS B               CLASS B          PORTFOLIO - CLASS B       CLASS B
                                               -----------------     ------------------    -------------------      -----------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               26,363               240,758                18,439               85,374
Accumulation units redeemed and
  transferred to other funding options .                  (25)               (5,323)                  (51)              (5,269)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               26,338               235,435                18,388               80,105
                                                   ==========            ==========            ==========           ==========

                                                    SCUDDER             SCUDDER HIGH            SCUDDER
                                                    GROWTH                INCOME             INTERNATIONAL         SCUDDER MONEY
                                                  PORTFOLIO -            PORTFOLIO -         SELECT EQUITY      MARKET PORTFOLIO -
                                                    CLASS B               CLASS B          PORTFOLIO - CLASS B       CLASS B
                                                  -----------           ------------       -------------------  ------------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               28,396               126,412                42,081               25,123
Accumulation units redeemed and
  transferred to other funding options .               (3,597)               (5,463)                 (329)              (3,210)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               24,799               120,949                41,752               21,913
                                                   ==========            ==========            ==========           ==========

                                                                          SCUDDER               SCUDDER              SCUDDER
                                                 SCUDDER SMALL           STRATEGIC             TECHNOLOGY          TOTAL RETURN
                                                   CAP GROWTH         INCOME PORTFOLIO -    GROWTH PORTFOLIO -      PORTFOLIO -
                                               PORTFOLIO - CLASS B         CLASS B               CLASS B              CLASS B
                                               -------------------    ------------------    ------------------     ------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               29,481               116,279                 5,343               27,525
Accumulation units redeemed and
  transferred to other funding options .                  (46)               (4,659)                   --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               29,435               111,620                 5,343               27,525
                                                   ==========            ==========            ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                         SVS DREMAN
                                                   SVS DAVIS              FINANCIAL            SVS DREMAN           SVS DREMAN
                                                 VENTURE VALUE            SERVICES            HIGH RETURN           SMALL CAP
                                                   PORTFOLIO -           PORTFOLIO -        EQUITY PORTFOLIO -   VALUE PORTFOLIO -
                                                     CLASS B               CLASS B               CLASS B              CLASS B
                                                 -------------           -----------        ------------------   -----------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               16,450                14,243               125,210               30,328
Accumulation units redeemed and
  transferred to other funding options .               (3,082)                   --                (3,126)              (3,248)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               13,368                14,243               122,084               27,080
                                                   ==========            ==========            ==========           ==========

                                                   SVS EAGLE
                                                    FOCUSED
                                                   LARGE CAP             SVS FOCUS             SVS INDEX           SVS INVESCO
                                                GROWTH PORTFOLIO -     VALUE & GROWTH        500 PORTFOLIO -      DYNAMIC GROWTH
                                                     CLASS B         PORTFOLIO - CLASS B        CLASS B         PORTFOLIO - CLASS B
                                                ------------------   -------------------     ---------------    -------------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               53,012                10,857                37,168               12,353
Accumulation units redeemed and
  transferred to other funding options .                  (90)                   --                  (589)                  --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               52,922                10,857                36,579               12,353
                                                   ==========            ==========            ==========           ==========

                                                                         SVS JANUS
                                                   SVS JANUS              GROWTH                SVS MFS              SVS OAK
                                                   GROWTH AND          OPPORTUNITIES           STRATEGIC            STRATEGIC
                                                INCOME PORTFOLIO -       PORTFOLIO -        VALUE PORTFOLIO -   EQUITY PORTFOLIO -
                                                    CLASS B               CLASS B               CLASS B              CLASS B
                                                ------------------     -------------        -----------------   ------------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               23,402                 1,000                13,113                3,567
Accumulation units redeemed and
  transferred to other funding options .                 (130)                   --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               23,272                 1,000                13,113                3,567
                                                   ==========            ==========            ==========           ==========

                                                                                                                     MULTIPLE
                                                   SVS TURNER                                 SMITH BARNEY          DISCIPLINE
                                                    MID CAP             SMITH BARNEY       PREMIER SELECTIONS      PORTFOLIO -
                                               GROWTH PORTFOLIO -        LARGE CAP           ALL CAP GROWTH       ALL CAP GROWTH
                                                    CLASS B            CORE PORTFOLIO           PORTFOLIO            AND VALUE
                                               ------------------      --------------      ------------------     --------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                 1,000                 1,000              275,801
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                  (14)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                 1,000                 1,000              275,787
                                                   ==========            ==========            ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                    MULTIPLE                                    MULTIPLE
                                                   DISCIPLINE             MULTIPLE            DISCIPLINE
                                                  PORTFOLIO -        DISCIPLINE PORTFOLIO -   PORTFOLIO -
                                                  BALANCED ALL            GLOBAL ALL           LARGE CAP          ALGER AMERICAN
                                                   CAP GROWTH             CAP GROWTH           GROWTH AND       BALANCED PORTFOLIO -
                                                   AND VALUE              AND VALUE              VALUE            CLASS S SHARES
                                                  ------------       ----------------------   -----------       --------------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options            1,125,985                 8,278                10,364              121,999
Accumulation units redeemed and
  transferred to other funding options .               (1,994)               (1,026)                   --                 (775)
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........            1,123,991                 7,252                10,364              121,224
                                                   ==========            ==========            ==========           ==========

                                                 ALGER AMERICAN
                                                   LEVERAGED            CONVERTIBLE           DISCIPLINED            EQUITY
                                               ALLCAP PORTFOLIO -        SECURITIES          MID CAP STOCK           INCOME
                                                 CLASS S SHARES          PORTFOLIO             PORTFOLIO            PORTFOLIO
                                               ------------------       -----------          -------------          ----------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                3,000                26,574                 2,000               11,187
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                3,000                26,574                 2,000               11,187
                                                   ==========            ==========            ==========           ==========

                                                   FEDERATED             FEDERATED                                    LAZARD
                                                   HIGH YIELD              STOCK               LARGE CAP          INTERNATIONAL
                                                   PORTFOLIO             PORTFOLIO             PORTFOLIO         STOCK PORTFOLIO
                                                   ----------            ----------            ----------        ---------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                2,648                 2,000                 2,000                1,000
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                2,648                 2,000                 2,000                1,000
                                                   ==========            ==========            ==========           ==========

                                                 MERRILL LYNCH
                                                   LARGE CAP            MFS EMERGING          MFS MID CAP          PIONEER FUND
                                                CORE PORTFOLIO        GROWTH PORTFOLIO      GROWTH PORTFOLIO        PORTFOLIO
                                                --------------        ----------------      ----------------       ------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               17,821                14,181                12,566                1,000
Accumulation units redeemed and
  transferred to other funding options .               (1,065)                   --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               16,756                14,181                12,566                1,000
                                                   ==========            ==========            ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                                                   SB ADJUSTABLE
                                                                         AIM CAPITAL                                RATE INCOME
                                               TRAVELERS QUALITY        APPRECIATION           MFS TOTAL            PORTFOLIO -
                                                 BOND PORTFOLIO          PORTFOLIO          RETURN PORTFOLIO      CLASS I SHARES
                                               -----------------        ------------        ----------------      --------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               36,464                 1,000                28,004                1,000
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    (1)                  --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               36,464                 1,000                28,003                1,000
                                                   ==========            ==========            ==========           ==========

                                                                                                                   SMITH BARNEY
                                                  SMITH BARNEY           SMITH BARNEY         SMITH BARNEY            LARGE
                                                   AGGRESSIVE            HIGH INCOME           LARGE CAP          CAPITALIZATION
                                                GROWTH PORTFOLIO          PORTFOLIO         VALUE PORTFOLIO      GROWTH PORTFOLIO
                                                ----------------         ------------       ---------------      ----------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options               98,240                 1,000                 2,000               14,848
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........               98,240                 1,000                 2,000               14,848
                                                   ==========            ==========            ==========           ==========

                                                                                                                    TRAVELERS
                                                  SMITH BARNEY          SMITH BARNEY           STRATEGIC             MANAGED
                                                    MID CAP             MONEY MARKET            EQUITY               INCOME
                                                 CORE PORTFOLIO           PORTFOLIO            PORTFOLIO            PORTFOLIO
                                                 --------------         ------------           ----------           ----------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,014               226,276                 2,000                1,994
Accumulation units redeemed and
  transferred to other funding options .                   --              (190,024)                   --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,014                36,252                 2,000                1,994
                                                   ==========            ==========            ==========           ==========

                                                                                                                    ENTERPRISE
                                                   VAN KAMPEN             COMSTOCK           EMERGING GROWTH       PORTFOLIO -
                                                   ENTERPRISE        PORTFOLIO - CLASS II  PORTFOLIO - CLASS I       CLASS II
                                                   PORTFOLIO               SHARES                SHARES               SHARES
                                                   ----------        --------------------  -------------------     -----------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                19,791                 6,528                2,000
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                19,791                 6,528                2,000
                                                   ==========            ==========            ==========           ==========

7.    SCHEDULE OF ACCUMULATION UNITS

      FOR THE PERIOD MARCH 24, 2003 (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                  SMITH BARNEY                                                   DYNAMIC CAPITAL
                                                   SMALL CAP                                                       APPRECIATION
                                                    GROWTH              CONTRAFUND(R)         CONTRAFUND(R)         PORTFOLIO -
                                                 OPPORTUNITIES           PORTFOLIO -       PORTFOLIO - SERVICE       SERVICE
                                                   PORTFOLIO            SERVICE CLASS           CLASS 2              CLASS 2
                                                 -------------          -------------      -------------------   ---------------
Accumulation units beginning of year ...                   --                    --                    --                   --
Accumulation units purchased and
  transferred from other funding options                1,000                 2,003                41,266                1,000
Accumulation units redeemed and
  transferred to other funding options .                   --                    --                    --                   --
                                                   ----------            ----------            ----------           ----------
Accumulation units end of year .........                1,000                 2,003                41,266                1,000
                                                   ==========            ==========            ==========           ==========

                                                    MID CAP
                                                  PORTFOLIO -
                                                 SERVICE CLASS 2         COMBINED
                                                 ---------------        ----------
Accumulation units beginning of year ...                   --                   --
Accumulation units purchased and
  transferred from other funding options                5,892            4,844,046
Accumulation units redeemed and
  transferred to other funding options .                   --             (267,971)
                                                   ----------           ----------
Accumulation units end of year .........                5,892            4,576,075
                                                   ==========           ==========

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of the Travelers Insurance Company and
Owners of Variable Annuity Contracts of TIC Variable Annuity Separate Account 2002:

We have audited the accompanying statement of assets and liabilities of TIC Variable Annuity Separate Account 2002 as of December 31, 2003 and the related statements of operations, the statement of changes in net assets and the financial highlights for the period March 24, 2003 (date operations commenced) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TIC Variable Annuity Separate Account 2002 as of December 31, 2003, the results of its operations, the changes in its net assets for and the financial highlights for the period March 24, 2003 (date operations commenced) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ KPMG LLP

Hartford, Connecticut
March 12, 2004

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of TIC Variable Annuity Separate Account 2002 or shares of TIC Separate Account 2002's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for TIC Variable Annuity Separate Account 2002 product(s) offered by The Travelers Insurance Company and the Prospectuses of the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.



TICSEP2002 (Annual) (12-03) Printed in U.S.A.



                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Shareholder
The Travelers Insurance Company:


We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)



FOR THE YEAR ENDED DECEMBER 31,                    2003       2002        2001
--------------------------------------------------------------------------------

REVENUES
Premiums                                          $2,327     $1,924      $2,102
Net investment income                              3,058      2,936       2,831
Realized investment gains (losses)                    37       (322)        125
Fee income                                           606        560         537
Other revenues                                       111        136         107
--------------------------------------------------------------------------------
    Total Revenues                                 6,139      5,234       5,702
--------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits              2,102      1,711       1,862
Interest credited to contractholders               1,248      1,220       1,179
Amortization of deferred acquisition costs           501        393         379
General and administrative expenses                  459        407         371
--------------------------------------------------------------------------------
    Total Benefits and Expenses                    4,310      3,731       3,791
--------------------------------------------------------------------------------

Income from operations before federal
  income taxes and cumulative effects
  of changes in accounting principles              1,829      1,503       1,911
--------------------------------------------------------------------------------

Federal income taxes
    Current                                          360        236         471
    Deferred                                         111        185         159
--------------------------------------------------------------------------------
    Total Federal Income Taxes                       471        421         630
--------------------------------------------------------------------------------
Income before cumulative effects of
  changes in accounting principles                 1,358      1,082       1,281

Cumulative effect of change in accounting
  for derivative instruments and
  hedging activities, net of tax                      --         --          (6)
Cumulative effect of change in accounting for
  securitized financial assets, net of tax            --         --          (3)
--------------------------------------------------------------------------------
Net Income                                        $1,358     $1,082      $1,272
================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)



AT DECEMBER 31,                                                2003        2002
--------------------------------------------------------------------------------

ASSETS
Fixed maturities, available for sale at fair value
  (including $2,170 and $2,687 subject to securities
  lending agreements) (cost $40,119; $35,428)                $42,323     $36,434
Equity securities, at fair value (cost $323; $328)               362         332
Mortgage loans                                                 1,886       1,985
Real estate                                                       96          36
Policy loans                                                   1,135       1,168
Short-term securities                                          3,603       4,414
Trading securities, at fair value                              1,707       1,531
Other invested assets                                          5,092       4,909
--------------------------------------------------------------------------------
    Total Investments                                         56,204      50,809
--------------------------------------------------------------------------------

Cash                                                             149         186
Investment income accrued                                        567         525
Premium balances receivable                                      165         151
Reinsurance recoverables                                       4,470       4,301
Deferred acquisition costs                                     4,395       3,936
Separate and variable accounts                                26,972      21,620
Other assets                                                   2,426       1,467
--------------------------------------------------------------------------------
    Total Assets                                             $95,348     $82,995
--------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                         $30,252     $26,634
Future policy benefits and claims                             15,964      15,009
Separate and variable accounts                                26,972      21,620
Deferred federal income taxes                                  2,030       1,448
Trading securities sold not yet purchased, at fair value         637         598
Other liabilities                                              6,136       6,051
--------------------------------------------------------------------------------
    Total Liabilities                                         81,991      71,360
--------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares
  authorized, issued and outstanding                             100         100
Additional paid-in capital                                     5,446       5,443
Retained earnings                                              6,451       5,638
Accumulated other changes in equity from nonowner sources      1,360         454
--------------------------------------------------------------------------------
    Total Shareholder's Equity                                13,357      11,635
--------------------------------------------------------------------------------
    Total Liabilities and Shareholder's Equity               $95,348     $82,995
================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                                FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
COMMON STOCK                                         2003       2002       2001
--------------------------------------------------------------------------------
Balance, beginning of year                         $  100     $  100     $  100
Changes in common stock                                --         --         --
--------------------------------------------------------------------------------
Balance, end of year                               $  100     $  100     $  100
================================================================================

--------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
--------------------------------------------------------------------------------
Balance, beginning of year                         $5,443     $3,864     $3,843
Stock option tax benefit (expense)                      3        (17)        21
Capital contributed by parent                          --      1,596         --
--------------------------------------------------------------------------------
Balance, end of year                               $5,446     $5,443     $3,864
================================================================================

--------------------------------------------------------------------------------
RETAINED EARNINGS
--------------------------------------------------------------------------------
Balance, beginning of year                         $5,638     $5,142     $4,342
Net income                                          1,358      1,082      1,272
Dividends to parent                                  (545)      (586)      (472)
--------------------------------------------------------------------------------
Balance, end of year                               $6,451     $5,638     $5,142
================================================================================

--------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
--------------------------------------------------------------------------------
Balance, beginning of year                         $  454     $   74     $  104
Cumulative effect of accounting for
  derivative instruments and hedging
  activities, net of tax                               --         --        (29)
Unrealized gains, net of tax                          818        455         68
Foreign currency translation, net of tax                4          3         (3)
Derivative instrument hedging activity
  losses, net of tax                                   84        (78)       (66)
--------------------------------------------------------------------------------
Balance, end of year                               $1,360     $  454     $   74
================================================================================

--------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
--------------------------------------------------------------------------------
Net income                                         $1,358     $1,082     $1,272
Other changes in equity from nonowner sources         906        380        (30)
--------------------------------------------------------------------------------
Total changes in equity from nonowner sources      $2,264     $1,462     $1,242
================================================================================

--------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
--------------------------------------------------------------------------------
Changes in total shareholder's equity              $1,722     $2,455     $  791
Balance, beginning of year                         11,635      9,180      8,389
--------------------------------------------------------------------------------
Balance, end of year                               $13,357    $11,635    $9,180
================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)



FOR THE YEAR ENDED DECEMBER 31,                     2003       2002        2001
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                           $  2,335   $  1,917    $  2,109
   Net investment income received                  2,787      2,741       2,430
   Other revenues received                           335        384         867
   Benefits and claims paid                       (1,270)    (1,218)     (1,176)
   Interest paid to contractholders               (1,226)    (1,220)     (1,159)
   Operating expenses paid                        (1,375)    (1,310)     (1,000)
   Income taxes paid                                (456)      (197)       (472)
   Trading account investments (purchases),
      sales, net                                    (232)        76         (92)
   Other                                             (84)      (105)       (227)
--------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities      814      1,068       1,280
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                             7,446      4,459       3,706
      Mortgage loans                                 358        374         455
   Proceeds from sales of investments
      Fixed maturities                            15,078     15,472      14,110
      Equity securities                              124        212         112
      Real estate held for sale                        5         26           6
   Purchases of investments
      Fixed maturities                           (26,766)   (23,623)    (22,556)
      Equity securities                             (144)      (134)        (50)
      Mortgage loans                                (317)      (355)       (287)
   Policy loans, net                                  34         39          41
   Short-term securities purchases, net              814     (1,320)       (914)
   Other investments (purchases), sales, net         108        (69)        103
   Securities transactions in course of
      settlement, net                               (618)       529       1,086
--------------------------------------------------------------------------------
      Net Cash Used in Investing Activities       (3,878)    (4,390)     (4,188)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                    8,326      8,505       8,308
   Contractholder fund withdrawals                (4,754)    (4,729)     (4,932)
   Capital contribution by parent                     --        172          --
   Dividends to parent company                      (545)      (586)       (472)
--------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities    3,027      3,362       2,904
--------------------------------------------------------------------------------
Net increase (decrease) in cash                      (37)        40          (4)
Cash at December 31, previous year                   186        146         150
--------------------------------------------------------------------------------
Cash at December 31, current year               $    149   $    186    $    146
================================================================================

                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


     1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Significant accounting policies used in the preparation of the accompanying financial statements follow.

     BASIS OF PRESENTATION

     The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company
     (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN
     46).

     At December 31, 2001, the Company was a wholly owned subsidiary of The Travelers Insurance Group, Inc. (TIGI). On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). TPC completed its initial public offering (IPO) on March 27, 2002 and on August 20, 2002 Citigroup made a tax-free distribution of the majority of its remaining interest in TPC, to Citigroup's stockholders. Prior to the IPO, the common stock of TIC was distributed by TPC to CIHC so that TIC would remain an indirect wholly owned subsidiary of Citigroup. See Note 14.

     The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

     Certain prior year amounts have been reclassified to conform to the 2003 presentation.

     ACCOUNTING CHANGES

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In January 2003, the FASB released FIN 46, which changes the method of determining whether certain entities, including securitization entities, should be included in the Company's consolidated financial statements. An entity is subject to FIN 46 and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations, or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities and noncontrolling interest of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs, increasing both assets and liabilities by approximately $407 million.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. The FASB continues to provide additional guidance on implementing FIN 46 through FASB Staff Positions.

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's consolidated financial statements are in accordance with the original.

     The Company is evaluating the impact of applying FIN 46-R to existing VIEs in which it has variable interests and has not yet completed this analysis. At this time, it is anticipated that the effect of adopting FIN 46-R on the Company's consolidated balance sheet would be immaterial. As the Company continues to evaluate the impact of applying FIN 46-R, additional entities may be identified that would need to be consolidated. See Note 3.

     DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

     On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     STOCK-BASED COMPENSATION

     The Company and its employees participate in stock option plans of Citigroup. On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after January 1, 2003. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Prior to January 1, 2003, the Company applied Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and related interpretations in accounting for its stock-based compensation plans. Under APB 25, there is generally no charge to earnings for employee stock option awards because the options granted under these plans have an exercise price equal to the market value of the underlying common stock on the grant date. Similar to APB 25, an offsetting increase to shareholder's equity under SFAS 123 is recorded equal to the amount of compensation expense charged.

     Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

     ---------------------------------------------------------------------------
     YEAR ENDED DECEMBER 31,                             2003     2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------
     Compensation expense related to    As reported        $2      $--      $--
     stock option plans, net of  tax    Pro forma           7        9       15
     ---------------------------------------------------------------------------
     Net income                         As reported    $1,358   $1,082   $1,272
                                        Pro forma       1,353    1,073    1,257
     ---------------------------------------------------------------------------

     BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

     Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

     ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     Effective January 1, 2001, the Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. The cumulative effect of the adoption of SFAS 133 was an after-tax charge of $6 million included in net income and an after-tax charge of $29 million to accumulated other changes in equity from nonowner sources.

     RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS

     In April 2001, the Company adopted the FASB Emerging Issues Task Force
     (EITF) 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on a beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded an after-tax charge of $3 million in the consolidated statement of income. The implementation of this EITF did not have a significant impact on the Company's consolidated financial statements.

     FUTURE APPLICATION OF ACCOUNTING STANDARDS

     ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

     In July 2003, Statement of Position 03-01 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-01) was released. SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders. SOP 03-01 is effective for financial statements for fiscal years beginning after December 15, 2003. The adoption of SOP 03-01 will not have a material impact on the Company's consolidated financial statements.

     CONSOLIDATION OF VARIABLE INTEREST ENTITIES

     In December 2003, the FASB released a revision of FIN 46 (FIN 46-R). See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of this Note for a discussion of FIN 46-R.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     ACCOUNTING POLICIES

     INVESTMENTS

     Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Changes in assumptions could affect the fair values of fixed maturities. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

     Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield and impairment for other-than-temporary losses in value are based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows.

     Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

     Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

     Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. These impairments were insignificant at December 31, 2003 and 2002.

     Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

     Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

     Other invested assets include equity investments, partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Note 13.

     Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

     DERIVATIVE FINANCIAL INSTRUMENTS

     The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

     To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

     For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses. The Company primarily hedges foreign-denominated funding agreements and floating rate available-for-sale securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

     The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

     For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the end-user derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

     The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

     FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

     The Company bifurcates an embedded derivative where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

     The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

     The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

     INVESTMENT GAINS AND LOSSES

     Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Impairments are realized when investment losses in

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other- than-temporary losses exist. Changing economic conditions - global, regional, or related to specific issuers or industries
     - could result in other-than-temporary losses. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

     DEFERRED ACQUISITION COSTS

     Costs of acquiring traditional life and health insurance, universal life, corporate owned life insurance (COLI), deferred annuities and payout annuities are deferred. These deferred acquisition costs (DAC) include principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

     DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business. DAC for these products is currently being amortized over 10-15 years.

     DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income. DAC for these products is currently being amortized over 16-25 years.

     DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy. DAC for these products is currently being amortized over 5-20 years.

     All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     VALUE OF INSURANCE IN FORCE

     The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See
     Note 5.

     SEPARATE AND VARIABLE ACCOUNTS

     Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at fair value.

     Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

     GOODWILL AND INTANGIBLE ASSETS

     Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142) in the first quarter of 2002, goodwill was being amortized on a straight-line basis principally over a 40-year period. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

     Upon adoption of SFAS 141 and SFAS 142, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

     CONTRACTHOLDER FUNDS

     Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.50% to 5.95%, with a weighted average interest rate of 4.52%.

     Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment type contracts range from 1.00% to 8.05% with a weighted average interest rate of 4.46%.

     FUTURE POLICY BENEFITS

     Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life product. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 2.0% to 9.0% with a weighted average of 7.02% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.23%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

     GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

     Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2003 and 2002, the Company had a liability of $22.5 million and $22.6 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.6 million and $4.2 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

     PERMITTED STATUTORY ACCOUNTING PRACTICES

     The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

     PREMIUMS

     Premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

     FEE INCOME

     Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

     OTHER REVENUES

     Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

     CURRENT AND FUTURE INSURANCE BENEFITS

     Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

     INTEREST CREDITED TO CONTRACTHOLDERS

     Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

     FEDERAL INCOME TAXES

     The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.


     2.   OPERATING SEGMENTS

     The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

     TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable
     annuities,   payout  annuities  and  term,   universal  and  variable  life
     insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products, primarily term insurance, to customers through a sales force of approximately 107,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     ($ IN MILLIONS)
     REVENUES BY SEGMENT                           2003       2002        2001
                                                  ------     ------      ------
     TLA                                         $ 4,479    $ 3,653     $ 4,089
     Primerica                                     1,660      1,581       1,613
                                                 -------    -------     -------
     Total Revenues                              $ 6,139    $ 5,234     $ 5,702
                                                 =======    =======     =======

     NET INCOME BY SEGMENT
     TLA                                         $   918    $   673     $   826
     Primerica                                       440        409         446
                                                 -------    -------     -------
     Net Income                                  $ 1,358    $ 1,082     $ 1,272
                                                 =======    =======     =======

     ASSETS BY SEGMENT
     TLA                                         $85,881    $74,562     $69,836
     Primerica                                     9,467      8,433       8,030
                                                 -------    -------     -------
     Total segments                              $95,348    $82,995     $77,866
                                                 =======    =======     =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
    ----------------------------------------------------------------------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $1,082       $1,245
     Net investment income                                   2,743          315
     Interest credited to contractholders                    1,248           --
     Amortization of deferred acquisition costs                266          235
     Expenditures for deferred acquisition costs               583          377
     Federal income taxes                                      240          231

     BUSINESS SEGMENT INFORMATION:
    ----------------------------------------------------------------------------
      FOR THE YEAR
      ENDED DECEMBER 31, 2002
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $  730       $1,194
     Net investment income                                   2,646          290
     Interest credited to contractholders                    1,220           --
     Amortization of deferred acquisition costs                174          219
     Expenditures for deferred acquisition costs               556          323
     Federal income taxes                                      212          209

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    ----------------------------------------------------------------------------
      FOR THE YEAR
      ENDED DECEMBER 31, 2001
      ($ IN MILLIONS)                                         TLA      PRIMERICA
    ----------------------------------------------------------------------------
     Premiums                                               $  957       $1,145
     Net investment income                                   2,530          301
     Interest credited to contractholders                    1,179           --
     Amortization of deferred acquisition costs                171          208
     Total expenditures for deferred acquisition costs         553          298
     Federal income taxes                                      394          236

     The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2003, 2002 and 2001, deposits collected amounted to $12.0 billion, $11.9 billion and $13.1 billion, respectively.

     The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

     The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

     --------------------------------------------------------------------------------------------------------
                                                                         GROSS           GROSS
     DECEMBER 31, 2003                                    AMORTIZED    UNREALIZED       UNREALIZED    FAIR
     ($ IN MILLIONS)                                        COST         GAINS           LOSSES       VALUE
     --------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:

        Mortgage-backed securities - CMOs and
        pass-through securities                           $ 8,061       $  326            $ 18      $ 8,369

        U.S. Treasury securities and obligations
        of U.S. Government and government
        agencies and authorities                            2,035           22              12        2,045

        Obligations of states, municipalities and
        political subdivisions                                379           21               2          398

        Debt securities issued by foreign governments         690           51               1          740

        All other corporate bonds                          23,098        1,507              64       24,541

        Other debt securities                               5,701          377              22        6,056

        Redeemable preferred stock                            155           20               1          174
     --------------------------------------------------------------------------------------------------------
           Total Available For Sale                       $40,119       $2,324            $120      $42,323
     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------
                                                                         GROSS           GROSS
     DECEMBER 31, 2002                                    AMORTIZED    UNREALIZED       UNREALIZED    FAIR
     ($ IN MILLIONS)                                        COST         GAINS           LOSSES       VALUE
     --------------------------------------------------------------------------------------------------------
     AVAILABLE FOR SALE:

        Mortgage-backed securities - CMOs and
        pass-through securities                           $ 6,975       $  434            $  2      $ 7,407

        U.S. Treasury securities and obligations
        of U.S. Government and government
        agencies and authorities                            2,402           39              19        2,422

        Obligations of states, municipalities and
        political subdivisions                                297           22              --
                                                                                                        319
        Debt securities issued by foreign governments
                                                              365           30               2          393
        All other corporate bonds                          20,894          982             608       21,268

        Other debt securities                               4,348          229              66        4,511

        Redeemable preferred stock                            147            1              34          114
     --------------------------------------------------------------------------------------------------------
           Total Available For Sale                       $35,428       $1,737            $731      $36,434
     --------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Proceeds from sales of fixed maturities classified as available for sale were $15.1 billion, $15.5 billion and $14.1 billion in 2003, 2002 and 2001, respectively. Gross gains of $476 million, $741 million and $633 million and gross losses of $394 million, $309 million and $273 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $110 million, $639 million and $153 million in 2003, 2002 and 2001, respectively, were realized due to other-than-temporary losses in value. Impairment activity increased significantly beginning in the fourth quarter of 2001 and continued throughout 2002. Impairments were concentrated in telecommunication and energy company investments.

     Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $6.4 billion and $5.1 billion at December 31, 2003 and 2002, respectively.

     The amortized cost and fair value of fixed maturities at December 31, 2003, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


     ---------------------------------------------------------------------------
                                                    AMORTIZED             FAIR
     ($ IN MILLIONS)                                   COST              VALUE
     ---------------------------------------------------------------------------
     MATURITY:
          Due in one year or less                    $ 2,532           $ 2,582
          Due after 1 year through 5 years            11,559            12,188
          Due after 5 years through 10 years           9,866            10,561
          Due after 10 years                           8,101             8,623
     ---------------------------------------------------------------------------
                                                      32,058            33,954
     ---------------------------------------------------------------------------
          Mortgage-backed securities                   8,061             8,369
     ---------------------------------------------------------------------------
              Total Maturity                         $40,119           $42,323
     ---------------------------------------------------------------------------


     The  Company  makes  investments  in  collateralized  mortgage  obligations
     (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

     At December 31, 2003 and 2002, the Company held CMOs classified as available for sale with a fair value of $5.2 billion and $4.7 billion, respectively. Approximately 30% and 35%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2003 and 2002. In addition, the Company held $3.0 billion and $2.6 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2003 and 2002, respectively. All of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2003 and 2002, the Company held cash collateral of $2.4 billion and $2.8 billion, respectively.

     The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices.

     These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2003 and 2002.


     EQUITY SECURITIES

     The cost and fair values of investments in equity securities were as follows:

     ---------------------------------------------------------------------------
                                                    GROSS      GROSS
     EQUITY SECURITIES:                          UNREALIZED  UNREALIZED   FAIR
     ($ IN MILLIONS)                      COST      GAINS      LOSSES    VALUE
     ---------------------------------------------------------------------------

     DECEMBER 31, 2003
        Common stocks                     $109       $27          $2      $134
        Non-redeemable preferred stocks    214        14          --       228
     ---------------------------------------------------------------------------
           Total Equity Securities        $323       $41          $2      $362
     ---------------------------------------------------------------------------

     DECEMBER 31, 2002
        Common stocks                      $48        $8          $6       $50
        Non-redeemable preferred stocks    280         9           7       282
     ---------------------------------------------------------------------------
           Total Equity Securities        $328       $17         $13      $332
     ---------------------------------------------------------------------------

     Proceeds from sales of equity securities were $124 million, $212 million and $112 million in 2003, 2002 and 2001, respectively. Gross gains of $23 million, $8 million and $10 million and gross losses of $2 million, $4 million and $13 million in 2003, 2002 and 2001, respectively, were realized on those sales. Additional losses of $11 million, $19 million and $96 million in 2003, 2002 and 2001, respectively, were realized due to other-than-temporary losses in value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

     At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

     Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2003 are temporary in nature. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

     o Identification and evaluation of investments that have possible indications of impairment;

     o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

     o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

     o Documentation of the results of these analyses, as required under business policies.

     The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:

                                                                     Gross Unrealized Losses
                                                                     -----------------------
                                                            Less Than One Year        One Year or Longer             Total
                                                       -----------------------------------------------------------------------------
                                                                          Gross                     Gross                    Gross
                                                            Fair     Unrealized        Fair    Unrealized        Fair   Unrealized
  ($ IN MILLIONS)                                          Value         Losses       Value        Losses       Value       Losses
------------------------------------------------------------------------------------------------------------------------------------
  Fixed maturity securities available-for-sale:
  Mortgage-backed securities-CMOs and
     pass-through securities                              $1,182            $18        $ 17           $--      $1,199         $ 18
  U.S. Treasury securities and obligations of U.S.
     Government and government agencies and authorities    1,180             12          --            --       1,180           12
  Obligations of states, municipalities and political
     subdivisions                                             45              2          --            --          45            2
  Debt securities issued by foreign governments               55              1          --            --          55            1
  All other corporate bonds                                1,793             39         503            25       2,296           64
  Other debt securities                                      755             18          89             3         844           22
  Redeemable preferred stock                                  12              1          11             1          23            1
------------------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                                  $5,022            $91        $620           $29      $5,642         $120
  Equity securities                                       $   25            $ 1        $  5           $ 1      $   30         $  2
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     MORTGAGE LOANS AND REAL ESTATE

     At December 31, 2003 and 2002, the Company's mortgage loan and real estate portfolios consisted of the following:

     ---------------------------------------------------------------------------
     ($ IN MILLIONS)                                     2003            2002
     ---------------------------------------------------------------------------

     Current Mortgage Loans                            $1,841          $1,941
     Underperforming Mortgage Loans                        45              44
     ---------------------------------------------------------------------------
          Total Mortgage Loans                          1,886           1,985
     ---------------------------------------------------------------------------

     Real Estate - Foreclosed                              63              17
     Real Estate - Investment                              33              19
     ---------------------------------------------------------------------------
          Total Real Estate                                96              36
     ---------------------------------------------------------------------------
          Total Mortgage Loans and Real Estate         $1,982          $2,021
     ===========================================================================



     Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

     Aggregate annual maturities on mortgage loans at December 31, 2003 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

     -----------------------------------------------------------------------
     YEAR ENDING DECEMBER 31,
     ($ IN MILLIONS)
     -----------------------------------------------------------------------
     2004                                                       $ 173
     2005                                                         107
     2006                                                         347
     2007                                                         131
     2008                                                         141
     Thereafter                                                   987
     -----------------------------------------------------------------------
          Total                                                $1,886
     =======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     TRADING SECURITIES

     Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:


       ($ IN MILLIONS)                     Fair value as of     Fair value as of
       ---------------                     December 31, 2003   December 31, 2002
                                           -----------------   -----------------

       ASSETS
          Trading securities
             Convertible bond arbitrage         $1,447              $1,442
             Other                                 260                  89
                                                ------              ------
                                                $1,707              $1,531
                                                ======              ======

       LIABILITIES
          Trading securities sold not
          yet purchased
             Convertible bond arbitrage           $629                $520
             Other                                   8                  78
                                                ------              ------
                                                  $637                $598
                                                ======              ======

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     OTHER INVESTED ASSETS

     Other invested assets are composed of the following:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                       2003           2002
     --------------------------------------------------------------------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,315          1,006
     Real estate investments                               327            390
     Derivatives                                           182            263
     Other                                                  56             38
     --------------------------------------------------------------------------
     Total                                              $5,092         $4,909
     --------------------------------------------------------------------------

     CONCENTRATIONS

     At December 31, 2003 and 2002, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

     The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

     The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                      2003           2002
     --------------------------------------------------------------------------
     Finance                                            $5,056         $3,681
     Electric Utilities                                  3,552          3,979
     Banking                                             2,830          1,900
     --------------------------------------------------------------------------

     The Company held investments in foreign banks in the amount of $1,018 million and $869 million at December 31, 2003 and 2002, respectively, which are included in the table above. The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $1,118 million and $878 million in Electric Utilities at December 31, 2003 and 2002, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2003 and 2002. Total below investment grade assets were $5.2 billion and $3.8 billion at December 31, 2003 and 2002, respectively.

     Included in mortgage loans were the following group concentrations:

     --------------------------------------------------------------------------
     ($ IN MILLIONS)                                      2003           2002
     --------------------------------------------------------------------------
     STATE
     California                                           $732           $788

     PROPERTY TYPE
     Agricultural                                       $1,025         $1,212
     --------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     NON-INCOME PRODUCING INVESTMENTS

     Investments   included  in  the  consolidated   balance  sheets  that  were
     non-income producing amounted to $104.4 million and $58.5 million at December 31, 2003 and 2002, respectively.

     RESTRUCTURED INVESTMENTS

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2003 and 2002. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2003, 2002 and 2001. Interest on these assets, included in net investment income, was also insignificant in 2003, 2002 and 2001.

     NET INVESTMENT INCOME

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,          2003          2002          2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     GROSS INVESTMENT INCOME
          Fixed maturities                 $2,465        $2,359        $2,328
          Mortgage loans                      158           167           210
          Trading                             222             9           131
          Other invested assets                58           203            71
          Citigroup Preferred Stock           203           178            53
          Other, including policy loans        82           104           165
     ---------------------------------------------------------------------------
     Total gross investment income          3,188         3,020         2,958
     ---------------------------------------------------------------------------
     Investment expenses                      130            84           127
     ---------------------------------------------------------------------------
     Net Investment Income                 $3,058        $2,936        $2,831
     ---------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

     Net realized investment gains (losses) for the periods were as follows:

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,                  2003      2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     REALIZED INVESTMENT GAINS (LOSSES)
        Fixed maturities                              $(28)    $(207)     $207
        Equity securities                               10       (15)      (99)
        Mortgage loans                                 (14)       --         5
        Real estate held for sale                        1         8         3
        Other invested assets                           49       (19)       --
        Derivatives                                     20       (87)       14
        Other                                           (1)       (2)       (5)
     ---------------------------------------------------------------------------
           Total realized investment gains (losses)    $37     $(322)     $125
     ---------------------------------------------------------------------------

     Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,                     2003     2002     2001
     ($ IN MILLIONS)
     ---------------------------------------------------------------------------

     UNREALIZED INVESTMENT GAINS (LOSSES)
        Fixed maturities                               $1,198   $  664   $   85
        Equity securities                                  35        3       40
        Other                                               6       31      (20)
     ---------------------------------------------------------------------------
           Total unrealized investment gains (losses)   1,239      698      105
     ---------------------------------------------------------------------------
        Related taxes                                     421      243       37
     ---------------------------------------------------------------------------
        Change in unrealized investment gains (losses)    818      455       68
        Balance beginning of year                         626      171      103
     ---------------------------------------------------------------------------
           Balance end of year                         $1,444   $  626   $  171
     ---------------------------------------------------------------------------

     VARIABLE INTEREST ENTITIES

     In January 2003, the FASB released FIN 46, which changes the method of determining whether certain entities, including securitization entities, should be included in the Company's consolidated financial statements.

     The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. In December 2003, the FASB released a revision of FIN 46 (FIN 46-R or the interpretation), which includes substantial changes from the original. The calculation of expected losses and expected residual returns have both been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, FIN 46-R changes the definition of a variable interest. The interpretation permits adoption of either the original or the revised versions of FIN 46 until the first quarter of 2004, at which time FIN 46-R must be adopted. For 2003 year-end, the Company's consolidated financial statements are in accordance with the original. (See "Consolidation of Variable Interest Entities" in the "Accounting Changes" section of Note 1.)

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

          $ IN MILLIONS                              DECEMBER 31, 2003
          ---------------------------------------------------------------
           Investments                                       $ 400
           Cash                                                 11
           Other                                                 4
                                              ---------------------------
           Total assets of consolidated VIEs                 $ 415
          ---------------------------------------------------------------

     The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

     4.   REINSURANCE

     Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

     Since 1997 the majority of universal life business has been reinsured under an 80%/20% YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program.
     Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $356.3 billion and $321.9 billion at December 31, 2003 and 2002, respectively.

     Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $226.8 million, $231.8 million and $233.3 million in 2003, 2002 and 2001, respectively, and earned premiums ceded were $226.7 million, $233.8 million and $240.1 million in 2003, 2002 and 2001, respectively.

     On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2003, 2002 and 2001 were insignificant.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Prior to April 1, 2001, the Company also reinsured substantially all of the guaranteed minimum death benefit (GMDB) on its variable annuity product. Total variable annuity account balances with GMDB were $23.5 billion, of which $12.9 billion, or 55%, was reinsured, and $19.1 billion, of which $12.4 billion, or 65%, was reinsured at December 31, 2003 and 2002, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.7 billion, of which $1.4 billion, or 81%, is reinsured and $4.6 billion, of which $3.8 billion, or 82%, is reinsured at December 31, 2003 and 2002, respectively.

     TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of TPC.

     A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                             FOR THE YEARS ENDING DECEMBER 31,
     WRITTEN PREMIUMS                         2003          2002          2001
     ---------------------------------------------------------------------------

     Direct                                 $2,979        $2,610        $2,848
     Assumed                                     1            --             1
     Ceded to:
        The Travelers Indemnity Company          2           (83)         (146)
        Other companies                       (638)         (614)         (591)
     ---------------------------------------------------------------------------
     Total Net Written Premiums             $2,344        $1,913        $2,112
     ===========================================================================

     EARNED PREMIUMS                          2003          2002          2001
     ---------------------------------------------------------------------------

     Direct                                 $3,001        $2,652        $2,879
     Assumed                                     1            --             1
     Ceded to:
        The Travelers Indemnity Company        (21)         (109)         (180)
        Other companies                       (654)         (619)         (598)
     ---------------------------------------------------------------------------
     Total Net Earned Premiums              $2,327        $1,924        $2,102
     ===========================================================================

     The Travelers Indemnity Company was an affiliate in 2001 and for part of 2002. See Note 14.

     Reinsurance recoverables at December 31, 2003 and 2002 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

     REINSURANCE RECOVERABLES                2003         2002
     -----------------------------------------------------------
     Life and accident and health business $2,885       $2,589
     Property-casualty business:
          The Travelers Indemnity Company   1,585        1,712
     -----------------------------------------------------------
     Total Reinsurance Recoverables        $4,470       $4,301
     ===========================================================

     Reinsurance recoverables for the life and accident and health business include $1,617 million and $1,351 million at December 31, 2003 and 2002, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables are held in trust for the purpose of paying Company claims.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Reinsurance recoverables also include $435 million and $472 million at December 31, 2003 and 2002, respectively, from MetLife.

     5.   INTANGIBLE ASSETS

     The  Company's  intangible  assets  are  DAC,  goodwill  and the  value  of
     insurance  in  force.   DAC  and  the  value  of  insurance  in  force  are
     amortizable. The following is a summary of capitalized DAC by type.

                                   Deferred &            Traditional
                                     Payout      UL &      Life &
     In millions of dollars         Annuities    COLI      Other         Total
     ---------------------------------------------------------------------------
     Balance January 1, 2002         $1,137      $430        $1,894     $3,461

     Deferred expenses & other          347       172           349        868
     Amortization expense              (142)      (24)         (238)      (404)
     Underlying lapse and
       interest rate adjustment          22        --            --         22
     Amortization related to SFAS
       91 reassessment                  (11)       --            --        (11)
                                   ---------------------------------------------
     Balance December 31, 2002        1,353       578         2,005      3,936

     Deferred expenses & other          340       221           399        960
     Amortization expense              (212)      (33)         (256)      (501)
                                   ---------------------------------------------
     Balance December 31, 2003       $1,481      $766        $2,148     $4,395
     ---------------------------------------------------------------------------

     The value of insurance in force totaled $112 million and $130 million at December 31, 2003 and 2002, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $18 million, $25 million and $26 million for the year ended December 31, 2003, 2002 and 2001, respectively. Amortization expense related to the value of insurance in force is estimated to be $18 million in 2004, $17 million in 2005, $14 million in 2006, $12 million in 2007 and $8 million in 2008. In 2002 there was an opening balance sheet reclassification between DAC and the value of insurance in force in the amount of $11 million. This had no impact on results of operations or shareholder's equity.

     The Company stopped amortizing goodwill on January 1, 2002. During 2001, the Company reversed $8 million of negative goodwill. Net income adjusted to exclude the impact of goodwill amortization for the year ended December 31, 2001 is as follows:


                                                  Year Ended
      ($ IN MILLIONS)                            December 31, 2001
                                                 -----------------
     Net income:
         Reported net income                          $1,272
         Negative goodwill reversal                       (8)
         Goodwill amortization                             7
                                                      ------
         Adjusted net income                          $1,271
                                                      ======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



     6.   DEPOSIT FUNDS AND RESERVES

     At December 31, 2003 and 2002, the Company had $43.5 billion and $38.8 billion, respectively, of life and annuity deposit funds and reserves. Of that total, $24.7 billion and $21.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $18.8 billion and $17.0 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $7.0 billion and $5.7 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $6.1 billion and $5.5 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 5.0% and 4.7%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.7 billion and $5.8 billion of liabilities are surrenderable without charge. Approximately 10.0% of these relate to individual life products for each of 2003 and 2002. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

     Included in contractholder funds and in the preceding paragraph are GICs totaling $14.4 billion. The scheduled maturities for these GICs, including interest, are $4.808 billion, $1.333 billion, $1.665 billion, $1.182 billion, $1.149 billion and $2.415 billion in 2004, 2005, 2006, 2007, 2008 and thereafter, respectively. These GICs have a weighted average interest rate of 4.07% at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     7.   FEDERAL INCOME TAXES

     EFFECTIVE TAX RATE
     ($ IN MILLIONS)

     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED DECEMBER 31,        2003           2002          2001
     ---------------------------------------------------------------------------
     Income before federal income taxes   $1,829         $1,503        $1,911
     Statutory tax rate                       35%            35%           35%
     ---------------------------------------------------------------------------
     Expected federal income taxes           640            526           669
     Tax effect of:
          Non-taxable investment income      (91)           (62)          (20)
          Tax reserve release                (79)           (43)          (18)
          Other, net                           1             --            (1)
     ---------------------------------------------------------------------------
     Federal income taxes                 $  471         $  421        $  630
     ===========================================================================
     Effective tax rate                       26%            28%           33%
     ---------------------------------------------------------------------------


     COMPOSITION OF FEDERAL INCOME TAXES
     Current:
          United States                     $330           $217          $424
          Foreign                             30             19            47
     ---------------------------------------------------------------------------
          Total                              360            236           471
     ---------------------------------------------------------------------------
     Deferred:
          United States                      108            182           166
          Foreign                              3              3            (7)
     ---------------------------------------------------------------------------
          Total                              111            185           159
     ---------------------------------------------------------------------------
     Federal income taxes                   $471           $421          $630
     ===========================================================================


     Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2003, 2002 and 2001 were $3 million, $(17) million and $21 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The net deferred tax liability at December 31, 2003 and 2002 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

     ---------------------------------------------------------------------------
     ($ IN MILLIONS)                                   2003             2002
     ---------------------------------------------------------------------------

     Deferred Tax Assets:
        Benefit, reinsurance and other reserves     $   574          $    422
        Operating lease reserves                         52                57
        Employee benefits                               201               199
        Other                                           392               289
     ---------------------------------------------------------------------------
           Total                                      1,219               967
     ---------------------------------------------------------------------------

     Deferred Tax Liabilities:
        Deferred acquisition costs and value
          of insurance in force                      (1,225)          (1,097)
        Investments, net                             (1,795)          (1,180)
        Other                                          (229)            (138)
     ---------------------------------------------------------------------------
           Total                                     (3,249)          (2,415)
     ---------------------------------------------------------------------------
     Net Deferred Tax Liability                     $(2,030)         $(1,448)
     ---------------------------------------------------------------------------

     The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the
     Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

     TIC had $52 million and $156 million payable to Citigroup at December 31, 2003 and 2002, respectively, related to the Agreement.

     At December 31, 2003 and 2002, the Company had no ordinary or capital loss carryforwards.

     The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     8.   SHAREHOLDER'S EQUITY

     SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

     The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $1,104 million, $256 million and $330 million for the years ended December 31, 2003, 2002 and 2001, respectively. The Company's statutory capital and surplus was $7.6 billion and $6.9 billion at December 31, 2003 and 2002, respectively.

     Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of
     Insurance Commissioners' ACCOUNTING PRACTICES AND PROCEDURES MANUAL - VERSION EFFECTIVE JANUARY 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Permitted Statutory Accounting Practices in Note 1). The impact of this change on the Company's statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million in 2001, related to recording equity method investment earnings as unrealized gains versus net investment income.

     The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $845 million is available by the end of the year 2004 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. In accordance with the Connecticut statute, TLAC, after reducing its unassigned funds (surplus) by 25% of the change in net unrealized capital gains, may not pay dividends during 2004 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $242 million to TIC in 2004 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $545 million, $586 million and $472 million in 2003, 2002 and 2001, respectively.

     In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)
     Citigroup Series YYY Preferred Stock            $ 2,225
     TLA Holdings LLC                                    142
     Cash and other assets                               189
     Pension, postretirement, and post-
        employment benefits payable                     (279)
     Deferred tax assets                                  98
     Deferred tax liabilities                           (779)
                                                     -------
                                                     $ 1,596
                                                     =======
     See Note 14.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



8.   SHAREHOLDER'S EQUITY

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:



                                                  NET UNREALIZED                                             ACCUMULATED
                                                  GAIN/LOSS        FOREIGN CURRENCY     DERIVATIVE           OTHER CHANGES IN
($ IN MILLIONS)                                   ON INVESTMENT    TRANSLATION          INSTRUMENTS AND      EQUITY FROM
                                                  SECURITIES       ADJUSTMENTS          HEDGING ACTIVITIES   NONOWNER SOURCES
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, JANUARY 1, 2001                             $   104              $--                 $  --              $  104
Cumulative effect of change in accounting
   for derivative instruments and hedging
   activities, net of tax of $(16)                        14               --                   (43)                (29)
Unrealized gains on investment securities,
   net of tax of $74                                     138               --                    --                 138
Less: Reclassification adjustment for gains
   included in net income, net of tax of $(38)           (70)              --                    --                 (70)
Foreign currency translation adjustment, net
   of tax of $(2)                                         --               (3)                   --                  (3)
Less: Derivative instrument hedging activity
   losses, net of tax of $(35)                            --               --                   (66)                (66)
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                             82               (3)                 (109)                (30)
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                               186               (3)                 (109)                 74
Unrealized gains on investment securities,
   net of tax of $167                                    311               --                    --                 311
Add: Reclassification adjustment for losses
   included in net income, net of tax of $78             144               --                    --                 144
Foreign currency translation adjustment, net
  of tax of $2                                            --                3                    --                   3
Less: Derivative instrument hedging activity
   losses,  net of tax of $(42)                           --               --                   (78)                (78)
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            455                3                   (78)                380
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2002                               641               --                  (187)                454
--------------------------------------------------------------------------------------------------------------------------------
Unrealized gains on investment securities,
   net of tax of $407                                    793               --                    --                 793
Add: Reclassification adjustment for losses
   included in net income, net of tax of $13              25               --                    --                  25
Foreign currency translation adjustment, net
   of tax of $3                                           --                4                    --                   4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                               --               --                    84                  84
--------------------------------------------------------------------------------------------------------------------------------
PERIOD CHANGE                                            818                4                    84                 906
--------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                           $ 1,459              $ 4                 $(103)             $1,360
--------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2003, 2002 and 2001.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed TPC's share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. The Company's share of net expense for this plan was $5 million in 2003, $10 million in 2002, and insignificant in 2001.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in 2003, $18 million in 2002 and not significant for 2001.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2003, 2002 and 2001. See
Note 13.


10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $21 million, $24 million, and $26 million in 2003, 2002 and 2001, respectively.

--------------------------------------------------------------------------------
  YEAR ENDING DECEMBER 31,           MINIMUM OPERATING         MINIMUM CAPITAL
  ($ IN MILLIONS)                     RENTAL PAYMENTS          RENTAL PAYMENTS
--------------------------------------------------------------------------------
  2004                                     $ 47                      $ 5
  2005                                       52                        5
  2006                                       58                        5
  2007                                       58                        6
  2008                                       58                        6
  Thereafter                                 83                       18
--------------------------------------------------------------------------------
  Total Rental Payments                    $355                      $45
================================================================================

Future sublease rental income of approximately $60 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $135 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2003, the Company held collateral under these contracts amounting to approximately $96.9 million.

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2003 and 2002:

                                         Year Ended          Year Ended
      In millions of dollars             December 31, 2003   December 31, 2002
      --------------------------------------------------------------------------
      Hedge ineffectiveness recognized
          related to fair value hedges          $(23.2)            $(18.3)

      Hedge ineffectiveness recognized
          related to cash flow hedges             (3.4)              14.8


      Net loss recorded in accumulated
          other changes in equity from
          nonowner sources related to
          net investment hedges                  (33.6)              (8.4)

      Net loss from economic
          hedges recognized in earnings           (1.6)             (32.8)

During the year ended December 31, 2002 the Company recorded a gain of $.3 million from discontinued forecasted transactions. During the year ended December 31, 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2003 is $(90.4) million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $253.5 million and $240.9 million at December 31, 2003 and 2002, respectively. The Company had unfunded commitments of $527.8 million and $630.0 million to these partnerships at December 31, 2003 and 2002, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2003 and 2002, investments in fixed maturities had a carrying value and a fair value of $42.3 billion and $36.4 billion, respectively. See Notes 1 and 3.

At December 31, 2003, mortgage loans had a carrying value of $1.9 billion and a fair value of $2.0 billion and at year-end 2002 had a carrying value of $2.0 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2003 and 2002, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $151 million and $125 million were received in 2003 and 2002, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2003 and 2002. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2003, 2002 and 2001. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2003, contractholder funds with defined maturities had a carrying value of $13.5 billion and a fair value of $13.7 billion, compared with a carrying value and a fair value of $12.5 billion and $13.3 billion at December 31, 2002. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003, compared with a carrying value of $11.1 billion and a fair value of $10.7 billion at December 31, 2002. These contracts generally are valued at surrender value.

The carrying values of $698 million and $321 million of financial instruments classified as other assets approximated their fair values at December 31, 2003 and 2002, respectively. The carrying value of $2.5 billion and $1.5 billion of financial instruments classified as other liabilities at December 31, 2003 and 2002

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

also approximated their fair values at both December 31, 2003 and 2002. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003, compared with a carrying value and a fair value of $511 million at December 31, 2002.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In 2003, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In March 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing. The Company is cooperating fully with all of these reviews and is not able to predict their outcomes.

The Company is a defendant or co-defendant in various litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company's management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on the Company's consolidated results of operations, financial condition or liquidity.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2003 is $1 billion, included in contractholder funds. The Company holds $50 million of common stock of the Bank, included in equity securities.

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2003 is $61 million. The Company does not hold any collateral related to this guarantee.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2003. At December 31, 2001 the majority of these services were provided by either Citigroup and its subsidiaries or TPC. The Company paid Citigroup and its subsidiaries $55.3 million, $56.9 million and $43.6 million in 2003, 2002 and 2001, respectively, for these services. The Company paid TPC $4.9 million, $33.6 million and $30.0 million in 2003, 2002 and 2001, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2003 and 2002, were insignificant. See Note 14.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. These reimbursements totaled $34.3 million in 2003 and $15.5 million in 2002.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2003 and 2002, the pool totaled approximately $3.8 billion and $4.2 billion, respectively. The Company's share of the pool amounted to $3.3 billion and $3.8 billion at December 31, 2003 and 2002, respectively, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2003 and 2002, the Company had outstanding loaned securities to its affiliate Smith Barney (SB), a division of Citigroup Global Markets, Inc., of $238.5 million and $267.1 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2003 and 2002, carried at cost. Dividends received on these investments were $204 million in 2003, $178 million in 2002 and $53 million in 2001. See Note 11.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $166.3 million and $186.1 million at December 31, 2003 and 2002, respectively. Income of $18.6 million, $99.7 million and $65.5 million was earned on these investments in 2003, 2002 and 2001, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $48.3 million and $23.6 million at December 31, 2003 and 2002, respectively. Income (loss) of $33.9 million, $0 million and $(41.6) million were earned on this investment in 2003, 2002 and 2001, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's-length basis.

The Company markets deferred annuity products and life insurance through SB. Annuity deposits related to these products were $835 million, $1.0 billion, and $1.5 billion in 2003, 2002 and 2001, respectively. Life premiums were $114.9 million, $109.7 million and $96.5 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to SB were $70.3 million, $77.0 million and $84.6 million in 2003, 2002 and 2001, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.4 billion in 2003 and $1.6 billion in each of 2002 and 2001. Commissions and fees paid to CitiStreet were $52.9 million, $54.0 million and $59.1 million in 2003, 2002 and 2001, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $357 million, $321 million and $564 million in 2003, 2002 and 2001, respectively. Commissions and fees paid to Citibank were $29.8 million, $24.0 million and $37.2 million in 2003, 2002 and 2001, respectively.

Primerica Financial Services (PFS), an affiliate, is a distributor of products for TLA. PFS sold $714 million, $787 million and $901 million of individual annuities in 2003, 2002 and 2001, respectively. Commissions and fees paid to PFS were $58.1 million, $60.4 million and $67.8 million in 2003, 2002 and 2001, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. In each of 2003, 2002, and 2001 the fees paid by Primerica Life were $12.5 million.

The Company sells structured settlement annuities to the property-casualty subsidiaries of TPC. See Note 14.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2003, 2002 and 2001.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2003, 2002 and 2001.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2003, 2002 and 2001.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. Prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company still receives certain services from TPC on a contract basis. The Company paid TPC $4.9 million, $33.6 million and $30.0 million in 2003, 2002 and 2001, respectively, for these services.

The Company sells structured settlement annuities to the property-casualty insurance subsidiaries of TPC. Such premiums and deposits were $159 million and $194 million for 2002 and 2001, respectively.

The Company has a license from TPC to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES


The following table reconciles net income to net cash provided by operating activities:


--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                     2003       2002       2001
($ IN MILLIONS)
--------------------------------------------------------------------------------

Net Income                                       $ 1,358    $ 1,082    $ 1,281
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                       (37)       322       (125)
       Deferred federal income taxes                  58        185        159
       Amortization of deferred policy
         acquisition costs                           501        393        379
       Additions to deferred policy acquisition
         costs                                      (960)      (879)      (851)
       Investment income                            (503)      (119)      (493)
       Premium balances                                8         (7)         7
       Insurance reserves and accrued expenses       832        493        686
       Other                                        (443)      (402)       237
--------------------------------------------------------------------------------
Net cash provided by operations                  $   814    $ 1,068    $ 1,280
--------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2003, significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $129 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million. In 2001, these activities were insignificant.

                          INDEPENDENT AUDITORS' REPORT





The Board of Directors and Shareholder
The Travelers Insurance Company:


Under date of February 26, 2004, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2003, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for variable interest entities in 2003, for goodwill and intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.


/s/KPMG LLP

Hartford, Connecticut
February 26, 2004

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2003
                                 ($ IN MILLIONS)



--------------------------------------------------------------------------------
TYPE OF INVESTMENT                                                AMOUNT SHOWN
                                                                   IN BALANCE
                                                COST       VALUE    SHEET(1)
--------------------------------------------------------------------------------

Fixed Maturities:
   Bonds:
       U.S. Government and government
         agencies and Authorities              $ 6,487    $ 6,642    $ 6,642
       States, municipalities and political
         subdivisions                              379        398        398
       Foreign governments                         690        740        740
       Public utilities                          2,702      2,901      2,901
       Convertible bonds and bonds with
         warrants attached                         187        208        208
       All other corporate bonds                29,519     31,260     31,260
--------------------------------------------------------------------------------
          Total Bonds                           39,964     42,149     42,149
   Redeemable preferred stocks                     155        174        174
--------------------------------------------------------------------------------
      Total Fixed Maturities                    40,119     42,323     42,323
--------------------------------------------------------------------------------

Equity Securities:
   Common Stocks:
      Banks, trust and insurance companies          14         16         16
      Industrial, miscellaneous and all other       95        118        118
--------------------------------------------------------------------------------
         Total Common Stocks                       109        134        134
   Nonredeemable preferred stocks                  214        228        228
--------------------------------------------------------------------------------
      Total Equity Securities                      323        362        362
--------------------------------------------------------------------------------

Mortgage Loans                                   1,886                 1,886
Real Estate Held For Sale                           96                    96
Policy Loans                                     1,135                 1,135
Short-Term Securities                            3,603                 3,603
Trading Securities                               1,707                 1,707
Other Investments   (2)  (3)  (4)                1,465                 1,465
--------------------------------------------------------------------------------
      Total Investments                        $50,334               $52,577
================================================================================

(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


------------------------------------------------------------------------------------------------------------------------------------

                                        FUTURE
                                        POLICY        OTHER
                                        BENEFITS,     POLICY                                      AMORTIZATION
                          DEFERRED      LOSSES,       CLAIMS                           BENEFITS,  OF DEFERRED
                          POLICY        CLAIMS        AND                 NET          CLAIMS     POLICY          OTHER
                          ACQUISITION   AND LOSS      BENEFITS  PREMIUM   INVESTMENT   AND        ACQUISITION    OPERATING  PREMIUMS
                          COSTS         EXPENSES(1)   PAYABLE   REVENUE   INCOME       LOSSES(2)  COSTS          EXPENSES    WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
                    2003
                    ----

Travelers Life & Annuity   $2,361         $42,023       $532    $1,082      $2,743     $2,816         $266          $240     $1,093
Primerica                   2,034           3,500        161     1,245         315        534          235           219      1,251
------------------------------------------------------------------------------------------------------------------------------------
Total                      $4,395         $45,523       $693    $2,327      $3,058     $3,350         $501          $459     $2,344
====================================================================================================================================

                    2002
                    ----

Travelers Life & Annuity   $2,043         $37,774       $461      $730      $2,646     $2,404         $174          $190       $729
Primerica                   1,893           3,261        147     1,194         290        527          219           217      1,184
------------------------------------------------------------------------------------------------------------------------------------
Total                      $3,936         $41,035       $608    $1,924      $2,936     $2,931         $393          $407     $1,913
====================================================================================================================================

                    2001
                    ----

Travelers Life & Annuity   $1,672         $33,475       $368     $ 957      $2,530     $2,534        $171           $154      $ 955
Primerica                   1,789           3,044        144     1,145         301        507         208            217      1,157
------------------------------------------------------------------------------------------------------------------------------------
Total                      $3,461         $36,519       $512    $2,102      $2,831     $3,041        $379           $371     $2,112
====================================================================================================================================

(1)  Includes contractholder funds.

(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)



--------------------------------------------------------------------------------
                                                      ASSUMED         PERCENTAGE
                                          CEDED TO     FROM            OF AMOUNT
                                  GROSS     OTHER      OTHER     NET    ASSUMED
                                  AMOUNT  COMPANIES  COMPANIES  AMOUNT  TO NET
--------------------------------------------------------------------------------


2003
----
Life Insurance In Force          $593,006  $356,298  $  3,519  $240,227   1.4%
Premiums:
   Life insurance                $  2,672       419  $      1  $  2,254    --
   Accident and health insurance      308       235        --        73    --
   Property casualty                   21        --        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  3,001  $    675  $      1  $  2,327    --
                                 ========  ========  ========  ========  ====

2002
----
Life Insurance In Force          $549,066  $321,940  $  3,568  $230,694   1.5%
Premiums:
   Life insurance                $  2,227       377  $     --  $  1,850    --
   Accident and health insurance      316       242        --        74    --
   Property casualty                  109       109        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  2,652  $    728  $     --  $  1,924    --
                                 ========  ========  ========  ========  ====


2001
----
Life Insurance In Force          $510,457  $285,696  $  3,636  $228,397   1.6%
Premiums:
   Life insurance                $  2,378  $    352  $     --  $  2,026    --
   Accident and health insurance      321       246         1        76    --
   Property casualty                  180       180        --        --    --
                                 --------  --------  --------  --------  ----
      Total Premiums             $  2,879  $    778  $      1  $  2,102    --
                                 ========  ========  ========  ========  ====

                           PORTFOLIO ARCHITECT ACCESS
                                 VINTAGE ACCESS
                            SCUDDER ADVOCATE ADVISOR
                          SCUDDER ADVOCATE ADVISOR-ST1
                              SCUDDER ADVOCATE-TL4




                       STATEMENT OF ADDITIONAL INFORMATION



                   TIC VARIABLE ANNUITY SEPARATE ACCOUNT 2002














                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY







                         THE TRAVELERS INSURANCE COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415
















L-19948S                                                                May 2004

                                     PART C

                                OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Auditors thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

       Statement of Assets and Liabilities as of December 31, 2003
       Statement of Operations for the year ended December 31, 2003
       Statement of Changes in Net Assets for the years ended December 31, 2003 and 2002
       Statement of Investments as of December 31, 2003
       Notes to Financial Statements

       The consolidated financial statements of The Travelers Insurance Company and Subsidiaries and the report of Independent Auditors, are contained in the Statement of Additional Information. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries include:

       Consolidated Statements of Income for the years ended December 31, 2003,
         2002 and 2001
       Consolidated Balance Sheets as of December 31, 2003 and 2002 Consolidated Statements of Changes in Retained Earnings and Accumulated
         Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2003, 2002 and 2001
       Consolidated Statements of Cash Flows for the years ended December 31,
         2003, 2002 and 2001
       Notes to Consolidated Financial Statements

(b) EXHIBITS

     EXHIBIT
      NUMBER      DESCRIPTION
     -------      -----------

        1. Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, File No. 333-82009, filed June 30, 1999.)

        2.        Not Applicable.

      3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Insurance Company and Travelers Distribution LLC. (.(Incorporated herein by reference to Exhibit c.1. to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

      3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

       4(a) Form of Variable Annuity Contract and Riders. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, File No. 333-109612,
                  November 20, 2003.)

   4(b)-4(p).     Riders. (Incorporated herein by reference to Exhibits
                  4(b) - 4(p) to Pre-Effective Amendment No. 1 to the
                  Registration Statement filed on Form N-4, File No. 333-109612,
                  November 20, 2003.)

        5. Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4, File No. 333-109612, November 20, 2003.)

      6(a). Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1998.)

       6(b) By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 3(a)(ii) to Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

        7. Specimen Reinsurance Agreement. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942, filed April 15, 2003.)

        8. Participation Agreements. (Incorporated herein by reference to Exhibit h to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952 filed February 7, 2003.)

        9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment No. 1 on Form N-4, File No. 333-109612, to the Registration Statement filed November 20, 2004.)

       10.        Consent of Independent Auditors. Filed herewith.

       11.        Not applicable.

       12.        Not applicable.

       13.        Not applicable.

       15.        Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit 15 to the Registration Statement on Form N-4, File No. 333-100435, filed October 9,
                  2002).

ITEM 25.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL               POSITIONS AND OFFICES
BUSINESS ADDRESS                 WITH INSURANCE COMPANY
------------------               ----------------------
George C. Kokulis*               Director, Chairman, President and Chief
                                   Executive Officer

Glenn D. Lammey*                 Director, Senior Executive Vice President,
                                   Chief Financial Officer,
                                 Chief Accounting Officer

Kathleen L. Preston*             Director and Executive Vice President

Edward W. Cassidy*               Senior Vice President

Winifred Grimaldi*               Senior Vice President

Marla Berman Lewitus*            Director, Senior Vice President and General
                                   Counsel

Brendan Lynch*                   Senior Vice President

David A. Tyson*                  Senior Vice President

David A. Golino*                 Vice President and Controller

Donald R. Munson, Jr.*           Vice President

Mark Remington*                  Vice President

Tim W. Still*                    Vice President

Bennett Kleinberg*               Vice President

Dawn Fredette*                   Vice President

George E. Eknaian*               Vice President and Chief Actuary

Linn K. Richardson*              Second Vice President and Actuary

Paul Weissman*                   Second Vice President and Actuary

Ernest J. Wright*                Vice President and Secretary

Kathleen A. McGah*               Assistant Secretary and Deputy General Counsel


Principal Business Address:

*        The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, File No. 333-82009, filed April 14, 2004.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 29, 2004, 0 contract owners held qualified and non-qualified contracts offered by the Registrant.

ITEM 28. INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.

(b)     NAME AND PRINCIPAL                 POSITIONS AND OFFICES
        BUSINESS ADDRESS                   WITH UNDERWRITER
        ------------------                 ---------------------

        Kathleen L. Preston                Board of Manager

        Glenn D. Lammey                    Board of Manager

        William F. Scully III              Board of Manager

        Donald R. Munson, Jr.              Board of Manager, President, Chief
                                             Executive Officer and Chief
                                             Operating Officer

        Tim W. Still                       Vice President

        Anthony Cocolla                    Vice President

        John M. Laverty                    Treasurer and Chief Financial Officer

        Stephen E. Abbey                   Chief Compliance Officer

        Alison K. George                   Director and Chief Advertising
                                             Compliance Officer

        Stephen T. Mullin                  Chief Compliance Officer

        Ernest J. Wright                   Secretary

        Kathleen A. McGah                  Assistant Secretary

        William D. Wilcox                  Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415

(c)    Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Insurance Company
       One Cityplace
       Hartford, Connecticut  06103-3415

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a) That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness to this registration statement and had has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on the 16th day of April 2004.

                   TIC VARIABLE ANNUITY SEPARATE ACCOUNT 2002
                                  (Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)



                                  By: *GLENN D. LAMMEY
                                      ------------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer



As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 16th day of April 2004.


*GEORGE C. KOKULIS
-------------------------------         Director, President and Chief Executive
(George C. Kokulis)                     Officer (Principal Executive Officer)


*GLENN D. LAMMEY                        Director, Chief Financial Officer, Chief
-------------------------------         Accounting Officer (Principal Financial
(Glenn D. Lammey)                       Officer)


*MARLA BERMAN LEWITUS                   Director
-------------------------------
(Marla Berman Lewitus)


*KATHLEEN L. PRESTON                    Director
-------------------------------
(Kathleen L. Preston)



*By:     /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

  EXHIBIT NO.    DESCRIPTION
  -----------    -----------

      10.        Consent of KPMG LLP, Independent Auditors.